UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary information statement.

☐   Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)) d

☐   Definitive information statement.

CHINA ENERGY CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒   No fee required.

☐    Fee computed on table below per Exchange Act Rules 14c-5((g) and 0-1 I.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

Proposed maximum aggregate value of transaction:

Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of' its filing.

Amount previously paid:

Form, schedule or registration statement no.:

Filing party:

Date filed:

CHINA ENERGY CORPORATION

No. 57 Xinhua East Street

Hohhot, Inner Mongolia, P.R. China

Telephone Number: 86-471-466-8870

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The board of directors of China Energy Corporation, a Nevada corporation (the “Company,” “we” and/or “our”), is furnishing this Information Statement to all holders of record of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share, as of the close of business on __________________, ____ (the “Approval Record Date”), in connection with a transaction that will result in the termination of the registration of our common stock under the federal securities laws. This will eliminate the significant expense required to comply with the reporting and related requirements under these laws. Often referred to as a “going-private transaction,” the transaction is a reverse split of our common stock whereby each Twelve Million (12,000,000) shares of our common stock will be converted to one share of our common stock. The reverse stock split will be accomplished pursuant to an amendment to our Articles of Incorporation (the “Amendment”), a copy of which is attached hereto as Appendix A and is incorporated herein by this reference. Holders of less than one whole share after completion of the reverse stock split will receive cash in lieu of fractional interests in an amount equal to $0.14 for each pre-split share that becomes a fractional interest. As a result, stockholders owning fewer than 12,000,000 shares of our common stock prior to the reverse stock split at the close of business on the effective date of the reverse stock split will no longer be stockholders of the Company. Stockholders owning 12,000,000 or more shares of our common stock on a pre-split basis on the effective date of the reverse stock split will not be entitled to receive cash in lieu of whole or fractional shares of our common stock resulting from the reverse stock split. Our only stockholder owning 12,000,000 or more shares of our common stock on a pre-split basis at the effective time of the reverse stock split is Fortune Place Holdings Limited (“Fortune Place”), a corporation organized under the laws of the British Virgin Islands. Accordingly, as a result of the reverse stock split, Fortune Place will become our sole stockholder. Wenxiang Ding, our President, Chief Executive Officer and Director, is the beneficial owner of 100% of the equity interests of Fortune Place. The $0.14 per share price to be paid for fractional shares represents the fair value for a share of our common stock as determined by a special committee (the “Special Committee”) of our board of directors. The board of directors established the Special Committee, consisting of the sole independent member of our board of directors, to evaluate and review the going-private transaction. The Special Committee based its determination of fair value upon, among other things, the valuation report of Loveman-Curtiss, Inc., our financial advisor.

We are not asking you for a proxy and you are requested not to send us a proxy. Wenxiang Ding, our President, Chief Executive Officer and Director, Yi Ding, Hangzhou Dayuan Group Co. Ltd., Zhiyong Guo, Zhimin Li, and Xinghe County Haifu Coal, who collectively beneficially own approximately 63.9% of the votes entitled to be cast at a meeting of the Company’s stockholders (together, the “Approving Group”), previously consented in writing to the proposed reverse stock split and going-private transaction described in this Information Statement. The elimination of the need for a special meeting of the stockholders to approve the reverse stock split is authorized by Section 78.320 of the Nevada Revised Statutes. That Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote on the matter were present and voted, may be substituted for the special meeting.

The Company is engaging in the reverse stock split in order to reduce its number of stockholders of record to fewer than 300 and subsequently terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after which the Company will no longer be subject to the public reporting obligations under federal securities laws, thereby “going private.” The Company and Mr. Ding are filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission simultaneously with the filing of this Information Statement since this reverse stock split is considered a “going private” transaction, as defined in Rule 13e-3 under the Exchange Act. As soon as practicable after the filing of the Amendment, the Company will terminate (i) its periodic reporting obligations under Sections 13 and 15 (d) of the Exchange Act; (ii) the registration of its common stock under Section 12(g) of the Exchange Act; and (iii) the quotation of its common stock on the OTC Bulletin Board.

We are pleased to take advantage of the Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a two-page Notice of Availability of Information Statement instead of a printed copy of this Information Statement. The Notice of Availability of Information Statement you have received provides instructions on how to access and review this Information Statement and also instructs you on how to request a printed copy of this Information Statement. We believe this process of sending a two-page notice reduces the environmental impact of printing and distributing hard copy materials and lowers the costs of such printing and distribution. The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing and assembling this Information Statement and mailing the Notice of Availability of Information Statement. The Company anticipates that the Notice of Availability of Information Statement will be sent or given on or about ______________, 2013 to the record holders of common stock as of the close of business on the Approval Record Date, and that the amendment will be filed with the Nevada Secretary of State and become effective no earlier than the 20th day after this Information Statement is sent or given to those holders of common stock.

Under Nevada law, stockholders are entitled to dissenters’ rights of appraisal in connection with this type of going-private transaction. The accompanying Information Statement contains details on the transactions described in this letter, including important information concerning the reverse stock split and the de-registration of our common stock, as well as the dissenters’ rights of appraisal. We urge you to read it very carefully.

neither the securities and exchange commission nor any state securities commission has approved or disapproved the transaction described herein, passed upon the merits or fairness of the proposed transaction or passed upon the adequacy or accuracy of the disclosure in this document. any representation to the contrary is unlawful and a criminal offense. no person is authorized to give any information or to make any representation not contained in this document or related schedule 13E-3, and if given or made, such information or representation should not be relied upon as having been authorized by us.

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TABLE OF CONTENTS

SUMMARY TERM SHEET	1
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	4
SPECIAL FACTORS	5
Background of the Transaction	5
Purpose and Reasons for the Reverse Stock Split	7
Fairness of the Reverse Stock Split	8
Alternatives to the Reverse Stock Split	10
Effects of the Reverse Stock Split	10
Reports, Opinions or Appraisals	12
Board of Directors and Stockholder Approval	14
Dissenters’ Rights	14
Access Rights	15
Source and Amount of Funds	16
BACKGROUND	17
The Filing Persons	17
Structure of the Transaction	17
The Company’s Securities	18
Security Ownership of Certain Beneficial Owners and Management	18
Related Party Transactions	18
Management	19
Certain Legal Matters	19
Reservation of Right to Abandon the Reverse Stock Split	19
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT	19
Tax Consequences to the Company	19
Tax Consequences to Stockholders Who Do Not Receive Cash for Fractional Shares	19
Tax Consequences to Stockholders Whose Entire Interest in Our Common Stock, Both Directly and Indirectly, is Terminated	19
Tax Consequences to Stockholders Whose Entire Interest in Our Common Stock, Directly but Not Indirectly, is Terminated	20
FINANCIAL INFORMATION	21
Historical Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operations	21
Pro Forma Consolidated Financial Statements (Unaudited)	21
Pro Forma Condensed Consolidated Nine Months Statement of Operations (Unaudited)	22
Pro Forma Condensed Consolidated Year-End Statement of Operations (Unaudited)	22
Ratio of Earnings to Fixed Charges	22
Book Value Per Share	22
Income Per Share for Continuing Operations	22
Changes and Disagreements with Accountants on Accounting and Financial Disclosure	22
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	23
WHERE YOU CAN FIND ADDITIONAL INFORMATION	23
APPENDIX A - Form of Certificate of Amendment to the Articles of Incorporation of China Energy Corporation
APPENDIX B - Text of Statutory Provisions Governing Rights of Dissenting Stockholders
APPENDIX C - Form of Demand for Payment of Fair Value
APPENDIX D - Form of Transmittal Letter from Stockholders
APPENDIX E - Annual Savings Chart
APPENDIX F - Draft Valuation Report dated October 23, 2012, prepared by Loveman-Curtiss, Inc.
APPENDIX G - Final Valuation Report dated November 28, 2012, prepared by Loveman-Curtiss, Inc.
APPENDIX H - Fairness Opinion Letter dated November 28, 2012, prepared by Loveman-Curtiss, Inc.
APPENDIX I – Internet Availability Notice
APPENDIX J – Company’s Annual Report on Form 10-K for the year ended November 30, 2011
APPENDIX K – Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2012

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SUMMARY TERM SHEET

This summary term sheet highlights selected information from this Information Statement. This summary term sheet, however, may not contain all of the information that is important to you. For a more complete description of the reverse stock split, you should carefully read the entire Information Statement and all of its appendixes. For your convenience, we have directed your attention to the location in this Information Statement where you can find a more complete discussion of each item listed below.

As used in this Information Statement, the “Company,” “we,” “our” and “us” refer to China Energy Corporation.

The reverse stock split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will enable us to terminate the registration of our common stock under Section 15(d) of the Exchange Act and terminate our duty to file periodic reports with the Securities and Exchange Commission (“SEC”). In connection with the reverse stock split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

•	Reverse Stock Split: We will effect a share combination or “reverse stock split” of our common stock whereby each 12,000,000 outstanding shares of our common stock will be converted into one whole share, and in lieu of our issuing fractional shares to stockholders owning less than one whole share of common stock after effectiveness of the share combination, we will pay cash equal to $0.14 multiplied by the number of pre-split shares held by a stockholder who owns fewer than 12,000,000 shares immediately prior to the split. Stockholders with fewer than 12,000,000 shares immediately prior to the reverse stock split will have no further equity interest in the Company and will become entitled only to a cash payment equal to $0.14 times the number of pre-split shares. See “Background - Structure of the Transaction” starting on page 17.

•	Approval of Stockholders: Consummation of the reverse stock split requires the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the Approval Record Date. The members of the Approving Group, who hold approximately 63.9%, of the issued and outstanding shares of the Company, approved the reverse stock split by written consent. See “Special Factors – Board of Directors and Stockholder Approval” starting on page 14.

•	Timing: The Company intends to effect the reverse stock split as soon as practicable after all filing requirements have been satisfied. The Company proposes to consummate the reverse stock split no earlier than the 20th day after the date on which we first mail the Notice of Internet Availability of Information Statement to our stockholders. The effective date of the reverse stock split will be the date the Company files a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (the “Effective Date”).

•	Purpose of Transaction: The primary purpose of the reverse stock split is to reduce the number of our stockholders of record to less than 300, thereby allowing us to “go private.” We would do so by promptly filing a Certificate of Termination of Registration (SEC Form 15) with the Securities and Exchange Commission under Section 15(d) of the Exchange Act as soon as possible after consummation of the reverse stock split so that we would no longer be required to file annual, quarterly or current reports. See “Special Factors - Purpose and Reasons for the Reverse Stock Split” starting on page 7, and “Background - Structure of the Transaction” starting on page 17.

•	Reasons for Transaction: Based on our relatively small size and limited financial resources, the Company does not believe that the costs and burdens of maintaining its status as a public company is justified given the high cost (in terms of both human capital and actual cash outlays) of remaining a public company, in the absence of interest from institutional investors and securities research analysts, and our inability to access the capital markets. Also, as a privately held company, the Company’s management may have greater flexibility to focus on improving the Company’s financial performance without the constraints caused by the public equity market’s valuation of the Company and emphasis on period-to-period performance. As a publicly traded company, the Company faces pressure from public shareholders and investment analysts to make decisions that might produce better short-term results, but over the long term lead to a reduction in the value of the Company’s equity. Furthermore, as an SEC-reporting company, the Company is required to disclose a considerable amount of business information to the public, some of which would be considered proprietary and would not be disclosed by a non-reporting company. As a result, our actual or potential competitors, customers, lenders and vendors all have ready access to this information which potentially may help them compete against us, make it more difficult for us to negotiate favorable terms with them, or facilitate legal claims against us as the case may be.

•	Approval of Special Committee: Our board of directors appointed the Special Committee, composed of our sole independent director, to evaluate, review and approve, if appropriate, various strategic alternatives to take the Company private. The Special Committee also retained the firm of Loveman-Curtiss, Inc., an independent business appraisal firm, to render a valuation report to the Special Committee, as to the fairness, from a financial point of view, of the price to be paid for fractional shares in a going private transaction involving a reverse stock split. After careful consideration, the Special Committee has determined that the reverse stock split is procedurally and substantively fair to and in the best interest of all of our unaffiliated stockholders. See “Special Factors – Fairness of the Reverse Stock Split” starting on page 8 and “Special Factors - Reports, Opinions or Appraisals” starting on page 12.

•	Fairness Determination by Board of Directors: The board of directors of the Company reasonably believes that the reverse stock split is substantively and procedurally fair to the stockholders of the Company. In making this determination, the board of directors considered many factors, including the valuation report of Loveman-Curtiss, Inc. that the price being offered for fractional shares is fair. See “Special Factors - Fairness of the Reverse Stock Split” starting on page 8.

•	Fairness Determination of Mr. Ding: Mr. Ding has adopted the findings of our Special Committee and board of directors regarding the reverse stock split. Mr. Ding reasonably believes that the reverse stock split is substantively and procedurally fair to the stockholders of the Company. See “Special Factors - Fairness of the Reverse Stock Split” starting on page 8.

•	Dissenters’ Rights: Upon effectiveness of the reverse stock split, any stockholder who believes that the $0.14 per share price is unfairly low will have the right to object and have a court in Nevada determine the value of such stockholder’s shares, and to be paid the appraised value determined by the court, which could be more than the $0.14 per share. A dissenters’ rights notice will be mailed to stockholders promptly after the Effective Date of the reverse stock split. See “Special Factors - Dissenters’ Rights” starting on page 14.

•	Effect of Transaction: Following consummation of the reverse stock split, there will only be one remaining stockholder. We do not anticipate any changes in our board or management following the reverse stock split. The Company has no present intention of changing the Company’s business operations as a result of the reverse stock split or to engage in any extraordinary transactions, such as a merger or sale of assets. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

•	Source and Amount of Funds: The total amount of funds necessary to make the cash payments to stockholders in connection with the reverse stock split is estimated to be approximately $2,530,000. The Company expects that all of the funds necessary to carry out the reverse stock split will come from our currently available cash. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

•	Certificates: Stockholders should not send stock certificates to the Company at this time. After the reverse stock split is effected, stockholders will be notified about forwarding certificates and receiving payment, and, if applicable, replacement certificates.

•	Tax Consequences: A stockholder who receives no cash payment as a result of the reverse stock split will not recognize any gain or loss for United States federal income tax purposes. A stockholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split will recognize capital gain or loss for United States federal income tax purposes equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock. See “Federal Income Tax Consequences of the Reverse Stock Split” starting on page 19.

•	Stockholder Rights: The reverse stock split has been approved through the written consent delivered by the holders of a majority of the voting shares of the Company. No further stockholder action is required to approve the reverse stock split. Stockholders will have dissenters’ rights, or so-called appraisal rights, under Nevada law. See “Special Factors – Board of Directors and Stockholder Approval” starting on page 14 and “Special Factors - Dissenters’ Rights” starting on page 14.

•	Reservation of Right to Terminate or Change the Terms of the Reverse Stock Split: The Company retains the right to terminate or modify the terms of the reverse stock split if it determines that the reverse stock split is not in the best interest of the Company and its stockholders. If we determine to cancel the reverse stock split, we may pursue other strategies which will result in our going private, including a change in the ratio of our reverse stock split.

•	Payment and Exchange of Shares: As soon as practicable after the Effective Date, we will cause to be sent to each stockholder owning fewer than 12,000,000 pre-reverse stock split shares an instruction letter describing the procedure for surrendering stock certificates in exchange for the cash payment. Upon receipt of properly completed documentation and stock certificates (if applicable), each such stockholder will be entitled to receive the cash payment. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

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•	Continuing Stockholder: The single stockholder owning more than 12,000,000 shares of our common stock on the Effective Date will continue to be a stockholder after the reverse stock split becomes effective. Such stockholder will not receive any cash payment for its whole or fractional shares. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

•	Stockholders with Shares Held in Street Name: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the reverse stock split is designed to reduce the number of stockholders of record, we will treat stockholders holding common stock in street name in substantially the same manner as stockholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and stockholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain statements of a non-historical nature constituting “forward-looking statements”. Such forward-looking statements may be identified by the use of terminology such as “may”, “will”, “expect”, “anticipate”, “estimate”, “should”, “or “continue” or the negative thereof or other variations thereof or comparable terminology. Those statements may include statements regarding the intent , belief or current expectations of the Company or its officers with respect to: (i) the Company’s plans and ability to complete the reverse stock split and subsequent deregistration of its common stock, (ii) the expenses associated with the reverse stock split and the subsequent deregistration, (iii) the number of stockholders following the reverse stock split, and (iv) the Company’s financial condition, operating results and capital resources following the reverse stock split. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those results currently anticipated or projected. Although the Company believes that the assumptions on which the forward-looking statements contained herein are reasonable, any of the assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There can be no assurance that the forward-looking statements contained in this document will prove to be accurate. We undertake no obligation to release publicly the result of any revisions to these forward-looking statements, except as required by law. The “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, however, do not apply to going-private transactions.

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SPECIAL FACTORS

Background of the Transaction

In recent years, we have derived minimal benefits from being a reporting company. Our common stock has failed to attract institutional investors or market research attention which could have created a more active and liquid market for our common stock. Relatively low trading volume and low market capitalization have reduced the liquidity benefits to our stockholders.

Our board of directors does not presently intend to raise capital through sales of securities in a public offering or to acquire other business entities using stock as consideration. Accordingly, we are not likely to make use of the advantages (for raising capital, effecting acquisitions or other purposes) that our status as a reporting company may offer. For a more detailed discussion of the ways in which we have not enjoyed the benefits typically afforded by public company status, please see “Special Factors - Reasons for the Transaction” below.

We incur direct and indirect costs associated with compliance with the Exchange Act’s filing and reporting requirements imposed on public companies, including those imposed upon public companies by the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). The direct and indirect cost of complying with the Exchange Act’s reporting and control requirements is unduly burdensome and costly considering our size. We also incur substantial indirect costs as a result of, among other things, the executive time expended to prepare and review our public filings. As we have relatively few executive personnel, these indirect costs can be substantial.

In light of these considerations, beginning in the summer of 2012, members of our board of directors began discussing among themselves the relative advantages and disadvantages of being a publicly-reporting company. When those advantages were considered in light of the administrative burden, cost and competitive disadvantages associated with filing public reports with the SEC and otherwise complying with the requirements imposed under the Exchange Act, our board of directors began investigating the various alternative methods by which we could deregister.

On September 21, 2012, our board of directors held a telephonic board meeting at which time it appointed Ms. Shiwen Zhou (“Ms. Zhou”) to serve as a non-employee independent director on the board of directors to fill the vacancy created by the resignation of Tieming Ge on July 16, 2012.

On September 24, 2012, our board of directors held a telephonic board meeting, at which time the matter of “going private” and SEC-deregistration was formally introduced. At the request of our President, the Company’s U.S. legal counsel, with the advice and assistance of the Company’s People’s Republic of China (“PRC”) legal counsel, provided the board of directors with a summary of the process relating to deregistration of our common stock and the various alternatives methods, including a reverse stock split, to achieve such deregistration. Our U.S. legal counsel summarized the amount of time and expenses generally associated with the going private process and several examples of previous going-private transactions. The board of directors then discussed the advisability of forming a Special Committee for the purpose of evaluating the advisability and feasibility of going private and considering the fairness of any such transaction on the Company’s non-affiliated stockholders. After discussion, the board of directors approved a resolution directing the board to establish a Special Committee, the sole member of which would be Ms. Zhou, the Company’s sole independent director, to (i) consider the advisability and feasibility of going private, (ii) explore the alternative methods to going private and (iii) engage in discussions with professional advisors relating to its responsibilities, including an appraisal firm or investment bank with regards to delivering a fairness opinion relative to any cash consideration to be paid to stockholders in connection with such a transaction.

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On September 29, 2012, the Special Committee met with representatives of the Company’s U.S. legal counsel and PRC legal counsel to discuss the objectives and responsibilities of the Special Committee. The Special Committee discussed the advantages and disadvantages of going private, the various alternative methods of going private, and the factors relevant in determining the fairness of a going private transaction on (i) the stockholders being cashed out and (ii) the stockholders who would remain after the transaction. The Special Committee and representatives of the Company’s U.S. legal counsel and PRC legal counsel also discussed the advisability of involving professional advisors in the transaction, including an independent appraisal firm or investment bank to provide a fairness opinion in connection with any such transaction. The Special Committee decided that it would be appropriate to retain the services of an outside firm to provide a fairness opinion in connection with any such transaction.

On October 3, 2012, the Special Committee held a meeting to review a fairness opinion proposal from Loveman-Curtiss, Inc. (“Loveman-Curtiss”), an independent valuation firm. At the meeting, Rand M. Curtiss, President of Loveman-Curtiss, described the firm’s professional expertise and prior experience providing fairness opinions in connection with going private and similar transactions. Mr. Curtiss also provided a summary of the process and timeline generally followed by Loveman-Curtiss in preparing a fairness opinion. The Special Committee, after consultation with the Company’s U.S. legal counsel and PRC legal counsel, concluded that it was in the best interests of the Company and its stockholders to retain Loveman-Curtiss to provide a fairness opinion regarding the consideration paid to stockholders being cashed out in connection with any going-private transaction that might ultimately be approved.

Prior to the meeting of the Special Committee on October 3, 2012, Ms. Zhou, acting as the Special Committee and with the assistance of the Company’s U.S. and PRC legal counsel, considered various alternatives “going private” methods, including those that had initially been presented to the board of directors at its meeting on September 24, 2012. The Special Committee also reviewed certain internal financial information with respect to the costs being incurred by the Company arising from its SEC-reporting status. At the meeting held on October 3, 2012, the Special Committee, based upon its discussion with legal counsel and an analysis of the financial information and various alternative “going private” methods presented to it, determined that it was in the best interests of the Company and its stockholders to go private through a reverse stock split which would reduce the number of stockholders of the Company to less than 300 and thereby terminate the Company’s SEC-reporting and filing requirements. Ms. Zhou identified those matters considered in connection with her determination, including the significant cost savings to be realized by the Company and the absence of meaningful benefits to the Company in being an SEC-reporting company. Ms. Zhou also summarized the Special Committee’s analysis of the alternative going-private methods considered by the Special Committee, and the reasons that the Special Committee recommended using the reverse stock split. At the conclusion of the meeting, the Special Committee instructed Loveman-Curtiss to provide an opinion as to the fairness, from a financial perspective, of the consideration to be paid to the unaffiliated stockholders whose shares would be purchased in a reverse stock split.

On November 2, 2012, the Special Committee met with Rand M. Curtiss, President of Loveman-Curtiss, and representatives of the Company’s U.S. legal counsel and PRC legal counsel to discuss, among other things, the draft valuation report of Loveman-Curtiss, dated October 23, 2012 (“Draft Valuation Report”) which had previously been provided to the Special Committee on November 1, 2012. The Draft Valuation Report is attached as Appendix F. Mr. Curtiss described the various factors and approaches used by his firm as set forth in the Draft Valuation Report. After discussing the relative importance of these factors and the major elements of each approach, Mr. Curtiss advised the Special Committee that it was his opinion that the fairest and most accurate valuation would be derived from utilizing a combination of the Income and Market approaches as set forth in the Draft Valuation Report. Since both approaches resulted in the same valuation of $0.17 per share, the Draft Valuation Report concluded that $0.17 was the fair value of each share. Mr. Curtiss noted, however, that this was only a preliminary conclusion and that the firm would consider any additional relevant information prior to providing its final valuation report. The Special Committee asked Mr. Curtiss several questions regarding his firm’s analysis, and the assumptions and calculations contained in the Draft Valuation Report. At the conclusion of Mr. Curtiss’ presentation, the Special Committee stated that it would further consider the Draft Valuation Report and the additional information provided by Mr. Curtiss at the meeting, and requested that Loveman-Curtiss review the Company’s internally-generated fiscal 2012 third quarter financial information (which had not been previously made available to Loveman-Curtiss) prior to the preparation of its final valuation report. Mr. Curtiss stated that he would review this additional financial information and any other publicly available information about the Company prior to providing the final valuation report.

On December 5, 2012, the Special Committee again met with Mr. Curtiss, as well as with representatives of the Company’s U.S. legal counsel and PRC legal counsel, at which time the Special Committee reviewed the final valuation report from Loveman-Curtiss dated November 28, 2012 (the “Final Valuation Report”), which had been previously provided to the Special Committee. A copy of the Final Valuation report is attached as Appendix G. Mr. Curtiss noted that the Final Valuation Report, similar to the Draft Valuation Report, references several different types of valuation approaches, including the Market and Income valuation approaches. While the valuation based on the Income approach used in the Final Valuation Report was substantially higher than the per share fair value resulting from the Market approach, Mr. Curtiss noted that this difference was virtually eliminated by the discount applied by Loveman-Curtiss to the Income approach valuation as a result of assumptions by Loveman-Curtiss made regarding the likely duration of currency controls by the Chinese government which would significantly impact the ability of the Company’s shareholders to realize value from their investment in the Company’s shares. The Special Committee, after considering the Final Valuation Report and the report of Mr. Curtiss at the meeting, agreed to accept $0.12 as the fair value of the Company’s shares for purposes of considering the going private transaction.

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The Special Committee then considered whether it would be appropriate for the Company to pay a premium over fair value for shares redeemed by the Company in connection with the reverse stock split. After discussions with the Company’s U.S. legal counsel and PRC legal counsel, the Special Committee decided that it would be fair and reasonable to add a premium of $0.02 per share. Upon considering the various factors and conclusions set forth in the Final Valuation Report and based upon in its previous deliberations and discussions, the Special Committee determined that it was fair and in the best interests of the Company and its unaffiliated stockholders to go private through a reverse stock split and to cash out all post-split fractional shares based on a pre-split share value of $0.14.

The Special Committee then instructed the Company’s PRC legal counsel to discuss the proposed reverse stock split and going private transaction with the Company’s controlling stockholder, Mr. Ding, our CEO and President, who beneficially owns approximately 60% of the Company’s common shares and whose approval would be required in order to consummate any reverse stock split. Mr. Ding indicated that he would support the transaction recommended by the Special Committee and would consent to the filing of the necessary amendments to the Company’s Articles of Incorporation permitting the reverse stock split, provided that after such reverse stock split, he would be the sole remaining stockholder of the Company. The Company’s PRC legal counsel agreed to advise the Special Committee of Mr. Ding’s position.

After receiving the report of the Company’s PRC legal counsel’s discussion with Mr. Ding, the Special Committee considered the merits of engaging in a going private transaction whereby Mr. Ding, would be the sole remaining stockholder. The Special Committee considered the fact that a reverse stock split consummated in that manner would provide all of the Company’s stockholders (other than for Mr. Ding) with an efficient method to cash out their investment in the Company since there is a limited trading market in the Company’s shares. The Special Committee also took note of the fact a reverse stock split structured in that manner would permit all stockholders (other than for Mr. Ding) to receive the cash fair value of their shares rather than obligating them to remain as minority stockholders in a privately-held company. The Special Committee also took note that the Company would pay all of the transaction costs in connection with the reverse stock split and cash-out of post-split fractional shares saving stockholders the brokerage expenses that they would otherwise incur in cashing out of their investment.

Based upon these considerations, the Special Committee, at a meeting held on December 5, 2012, approved the filing of an amendment to the Company’s Articles of Incorporation to combine and reclassify the number of shares of Common Stock of the Company to give effect to a 12,000,000:1 reverse stock split which would then permit the Company to deregister its shares with the SEC and cause Mr. Ding to be the sole remaining beneficial stockholder. The Special Committee instructed the Company’s U.S. legal counsel to prepare and file as necessary all required documentation and stockholder disclosure documents with the SEC and to take such further legal action as necessary to consummate the reverse stock split. The Special Committee requested that Loveman-Curtiss deliver a fairness opinion based upon its Final Valuation Report to be attached to such SEC filings and stockholder communications as may be required.

On December 11, 2012, the Special Committee met with the entire board of directors and representatives of the Company’s U.S. legal counsel and PRC legal counsel. At this meeting, Ms. Zhou, on behalf of the Special Committee, advised the board of directors that she had determined that it was in the best interest of the Company and its stockholders to go private, and the preferred method to accomplish this was through a 12,000,000:1 reverse stock split that would reduce the number of stockholders to one and thereby enable the Company to terminate its SEC-reporting and filing requirements.

Purpose and Reasons for the Reverse Stock Split

The purpose of the reverse stock split is to reduce the number of record holders of our common stock to fewer than 300 so that we will be eligible to terminate the public registration of our common stock under the Exchange Act. Provided that the reverse stock split has the intended effect, we will file to deregister our common stock, the effect of which will be to terminate the eligibility of our common stock for quotation on the Over-The-Counter Bulletin Board (“OTCBB”). The Company anticipates that the registration of its common stock will terminate approximately 90 days after the Effective Date.

The Company has derived only minimal benefits from being an SEC-reporting company. Our common stock has failed to attract institutional investors or market research attention, and we do not expect these conditions to improve in the foreseeable future. This lack of investor and analyst interest has resulted in a very low trading volume for our shares which, in turn, has limited the liquidity benefit to our stockholders. Additionally, we are not currently contemplating a capital raise or other significant transaction through issuance of equity. Our management does not believe that we can prudently pay the expenses of complying with these legal requirements in light of the fact that we have realized so few of the benefits normally presumed to result from being a publicly traded company (such as the development or existence of an active trading market for our common stock, an enhanced corporate image, and the ability to use our common stock to attract, retain and grant incentives to employees.)

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The legal requirements and compliance responsibilities of public companies, including those imposed by the Sarbanes-Oxley Act of 2002, create large administrative and financial burdens for any public company. If we cease to be subject to the reporting requirements under the Exchange Act, we estimate that our savings will be approximately $750,000 per year, including savings in legal, accounting and printing fees, and director and officer liability insurance premiums attributable to complying with such reporting requirements. A chart forecasting the cost-savings that would result from a termination of our SEC registration (the “Annual Savings Chart”) is attached as Appendix E. We would also expect reductions in other administrative costs associated with being a public company, including investor relations expenses. By eliminating the time and resources devoted to complying with SEC financial reporting requirements and managing stockholder relations, our management and employees will be able to devote more time and effort to improving our operations.

In light of these factors, the Company’s board of directors and Mr. Ding reasonably believe that the Company should go private through the reverse stock split. The Company and Mr. Ding believe that, by going private, the Company will reduce its expenses since the Company will no longer incur the costs required to comply with the SEC’s reporting requirements. Moreover, the reverse stock split will assure the Company of a permanent reduction in the number of its record shareholders to below 300, and provide all stockholders (except for Mr. Ding) with an efficient method of cashing out their investment because (i) there is a very limited trading market in the Company’s shares and by providing all stockholders (other than Mr. Ding) with the opportunity to receive the cash fair value of their shares, none of our unaffiliated stockholders would be required to remain as minority stockholders in a privately-held company and (ii) the Company would pay all of the transaction costs in connection with the reverse stock split and cash-out of post-split fractional shares, thus saving stockholders the brokerage expenses that they would otherwise incur in cashing out of their investment.

Fairness of the Reverse Stock Split

In the course of reaching its decision to approve the reverse stock split, the Special Committee considered various factors that would affect both the sole stockholder who would retains its shares of our common stock and those unaffiliated stockholders who would be cashed-out.

The Special Committee considered the following factors in determining that the transaction is fair to our unaffiliated stockholders:

•	the opinion of Loveman-Curtiss that, as of November 28, 2012, the date of its fairness opinion, the consideration to be paid to cashed-out stockholders in the reverse stock split is fair, from a financial point of view, to such stockholders;

•	that, as of the date of the fairness opinion of Loveman-Curtiss, the 50-day average trading price of the Company’s stock was $0.115 per share, 18% lower than the $0.14 being paid to the cashed-out stockholders in the reverse stock split;

•	the opinion of Loveman-Curtiss that the value of the Company’s shares using the Income approach (which consists of a discounted equity cash flow value and non-operating asset value) should be significantly discounted due to the effects of the Chinese government’s foreign currency controls limiting the ability of the Company to pay dividends and of foreign investors to otherwise receive that value;

•	the opinion of Loveman-Curtiss that the Company’s liquidation value should not be considered by the Special Committee since the Company is a going concern, and minority stockholders cannot force a liquidation;

•	that a premium of $0.02 per pre-split share, 16.7% of the fair value as determined by Loveman-Curtiss, would be added to the final per share price to be paid to the cashed-out stockholders;

•	the ability of stockholders to receive cash for their shares irrespective of the limited trading market for shares and without being burdened by disproportionately high service fees or brokerage commissions; and

•	the fact that neither the Company nor Mr. Ding has purchased any shares of our common stock in the past two years.

The most weight was given to the recent historical trading performance of our shares on the OTCBB and the fairness opinion of Loveman-Curtiss. Approximate equal weighting was given to the other factors.

The Special Committee considered the following factors in determining that the transaction is fair to our sole stockholder who would continue to hold our shares after the reverse stock split:

•	the anticipated reduction in Company expenses required to comply with the reporting and internal controls requirements of U.S. securities laws and the associated commitment of management time and attention;

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•	the anticipated difficulty of recruiting and retaining officers and directors necessary for our continued growth and profitability due to onerous regulatory requirements and potential individual personal exposure, exacerbated by the Special Committee’s belief that the higher cost of meaningful insurance coverage to mitigate this exposure was not justified in view of the Company’s other financial obligations;

•	the disproportionate current and expected future increased cost of regulatory compliance and other necessary public company expenses relative to the Company’s current size, and its expected negative impact on our competitiveness and potential long-term success; and

•	the diminishing likelihood that the Company would (i) raise capital in the U.S. through sales of securities in a public offering or (ii) acquire other business entities using stock as consideration.

The Special Committee also considered the following potential adverse factors in connection with the transaction:

•	following the reverse stock split, all minority stockholders will cease to hold any equity interest in the Company and will lose their ability to participate in our future growth, if any, or benefit from increases, if any, in the value of our common stock;

•	under Nevada law, consummation of the reverse stock split would not require the approval of any of the Company’s unaffiliated stockholders since the Company’s controlling stockholder holds a sufficient number of shares to approve the transaction on his own;

•	the board of directors did not select an independent representative to act solely on behalf of the unaffiliated stockholders. This, coupled with the lack of a vote by the unaffiliated stockholders, gave unaffiliated stockholders no say in negotiating the terms of the reverse stock split; and

•	the cash payment for fractional shares is a taxable transaction for stockholders.

After taking into account all of the above-referenced factors, the Special Committee determined that the reverse stock split was fair to our unaffiliated stockholders. The Special Committee noted that no firm offers were made by any non-affiliate during the past two years related to (i) a merger or consolidation of the Company, (ii) the purchase of all or a substantial portion of the Company’s assets, or (iii) the purchase of securities in the Company such that the party would exercise control over the Company.

The Company’s board of directors and Mr. Ding have adopted the analysis and conclusions of the Special Committee in reaching their mutual decision to approve the reverse stock split and believe that the reverse stock split is substantively and procedurally fair to the security holders of the Company, including the Company’s unaffiliated stockholders. No director of the Company dissented to or abstained from voting on the reverse stock split or the going private transaction described herein.

The reverse stock split is being effected without the procedural safeguards set forth in Item 1014(c) and (d) of SEC Regulation M-A, which include approval of the reverse stock split by the unaffiliated stockholders of the Company and the majority of directors who are not employees of the Company retaining an unaffiliated representative to act solely on behalf of the unaffiliated stockholders. Since the reverse stock split has the approval of the Approving Group, which holds approximately 63.9% of the votes entitled to be cast at a stockholders’ meeting, the board of directors decided not to seek the approval of the Company’s unaffiliated stockholders or retain an unaffiliated representative to act on behalf of the unaffiliated stockholders because such actions would not effect the approval of the Approving Group and such actions would merely lead to additional expenses and delay the consummation of the reverse stock split and resulting termination of the Company’s SEC reporting status. However, in an effort to ensure procedural fairness to the unaffiliated stockholders, the board of directors appointed Ms. Zhou, the sole independent director on the Company’s board of directors, to constitute the Special Committee with the responsibility to review and evaluate the going-private transaction and determine a fair price to be paid to the stockholders to be cashed out should the Company complete a going-private transaction. Ms. Zhou is an “independent” director under NASDAQ listing standards and has no stock ownership in the Company. The board of directors placed no restrictions on the authority of the Special Committee to consider and approve or disapprove a going-private transaction.

The fairness opinion of Loveman-Curtiss is attached hereto as Appendix H and is incorporated herein by reference. We will also send a copy of the opinion by regular, first-class mail or e-mail to any interested stockholder or representative of such stockholder who has been so designated in writing upon written request and at our expense.

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Alternatives to the Reverse Stock Split

The Special Committee considered several alternatives to the reverse stock split. The Special Committee considered carrying out the going-private transaction through an issuer tender offer. This alternative was rejected on the grounds that it could not provide adequate assurance of achieving the desired objective, i.e., termination of the Company’s SEC-reporting status. The Special Committee also considered carrying out a long-form merger with, or asset sale to, a third party, but determined that it would not be practical to pursue this course since it would require the approval of Mr. Ding, the majority stockholder of the Company, who indicated that he was not willing to enter into any such transaction. The Special Committee concluded that the reverse stock split was the most viable vehicle for terminating the Company’s SEC-reporting status and that there were no presently available alternative means that would provide the Company adequate assurance of permanently reducing the number of record holders of the Company below the necessary threshold of 300 so that the Company could terminate its SEC-reporting status.

Effects of the Reverse Stock Split

Effects on the Company. After consummation of the reverse stock split, we will terminate the registration of our common stock under the Exchange Act. We expect our underlying business and operations to continue, for the most part, in the manner in which they are presently conducted. The executive officers and directors of the Company will not change due to the reverse stock split. Neither the Company nor Mr. Ding has any current plans or proposals to do any of the following: effect any extraordinary corporate transaction (such as a merger, reorganization, liquidation, or sale or transfer of a material amount of assets); sell or transfer any material amount of the Company’s assets; change the composition of the Board or management of the Company or the number or terms of directors or to fill any existing vacancies on the board of directors; change materially the Company’s indebtedness or capitalization; or otherwise effect any material change in the Company’s corporate present dividend policy, structure or business.

Effects on our Stockholders. Based on information currently available to us, we estimate that the reverse stock split will reduce the total number of record stockholders of our common stock from approximately 317 to one. The permanent reduction in the number of our record stockholders below 300 will enable us to terminate the registration of our common stock under the Exchange Act and will substantially reduce the information required to be furnished by us to the public, including our stockholders.

We intend to apply for termination of registration of our common stock under the Exchange Act as soon as practicable following completion of the reverse stock split. However, the board of directors reserves the right, in its discretion, to abandon the reverse stock split or to change the ratio of our reverse stock split prior to the proposed Effective Date if it determines that abandoning or modifying the terms of the reverse stock split is in our best interests and the best interests of our stockholders. The board of directors believes that it is prudent to recognize that circumstances might change prior to the Effective Date such that it would not be appropriate or desirable to effect the reverse stock split at that time or on the terms currently proposed. Among other things, the board of directors may abandon or modify the terms of the reverse stock split if any of the following occur:

•	a change in the nature of our shareholdings that (a) would prevent us from reducing the number of record holders below 300 as a result of the reverse stock split, or (b) would provide sufficient assurance that the number of our record holders would remain below 300 for the foreseeable future without effecting the reverse stock split; or

•	any material adverse change in our financial condition or litigation that would render the reverse stock split inadvisable.

In any such event, the board of directors will consider whether to abandon or modify the terms of the reverse stock split. We will disclose and announce any abandonment or modification of the reverse stock split by issuing a press release, filing a Current Report on Form 8-K with the Securities and Exchange Commission, posting a notice of such abandonment on our website at www.chinaenergycorp.cn/en/ and by mailing a notice of such abandonment or modification to the stockholders to whom we distributed this Information Statement.

When the reverse stock split is consummated, stockholders owning fewer than 12,000,000 shares of common stock will no longer have any equity interest in the Company and will not participate in our future earnings or any increases in the value of our assets or operations. Thus, only our executive officers, directors and the continuing stockholder will benefit from any future increase in our earnings.

Stockholders owning fewer than 12,000,000 shares of common stock immediately prior to the reverse stock split will, following the reverse stock split, have their pre-reverse stock split shares cancelled and converted into the right to receive cash payment. As soon as practicable after the Effective Date of the reverse stock split, we will send these stockholders a letter of transmittal with instructions as to how such stockholders will be paid the cash payment. A copy of the Transmittal Letter is attached as Appendix D. The letter of transmittal will include instructions on how to surrender stock certificates to our stock transfer agent. The stockholder owning 12,000,000 or more shares of common stock immediately prior to the reverse stock split will not receive any cash payment for its whole or fractional shares of common stock resulting from the reverse stock split.

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If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the transaction is designed to reduce the number of stockholders of record, we will treat stockholders holding common stock in street name in substantially the same manner as stockholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and stockholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

Potential Disadvantages of the Transaction to Stockholders. While we believe that the reverse stock split will result in the benefits described above, several disadvantages should also be noted:

•	after the reverse stock split, our common stock will not be eligible for trading on the OTCBB, and our remaining stockholder will experience reduced liquidity for its shares of common stock;

•	we will no longer engage independent accountants to audit the Company (although we may engage them to conduct a review of our financial statements);

•	there will be a reduction in our working capital and assets in order to fund the purchase of fractional shares and to pay for the transaction costs of the reverse stock split;

•	the stockholders owning fewer than 12,000,000 shares of common stock on the Effective Date will, after giving effect to the reverse stock split, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

•	the going private transaction will require stockholders who own fewer than 12,000,000 shares of common stock on the Effective Date to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their common stock;

•	as a result of the termination of our reporting obligations under the Exchange Act, we will not have the ability to raise capital in the U.S. public capital markets; and

•	we may have less flexibility in attracting and retaining executives and employees since equity-based incentives (such as stock options) tend not to be as attractive in a privately-held company.

Effects on Affiliated and Unaffiliated Security Holders. The following chart sets forth the effects on affiliates as well as unaffiliated security holders, including the effect the reverse stock split will have upon each affiliate’s interest in the net book value and net earnings of the Company in both dollar amounts and percentages:

		Before Reverse Stock Split	After Reverse Stock Split	Change
Wenxiang Ding (through his 100% ownership of Fortune Place Holdings Limited)
	Number of Shares	26,989,107	2.249	26,989,104.751
	% Ownership	59.9%	100%	40.1%
	Earnings($)[1]	$5,560,920	$9,283,672	$3,722,752
	Net Book Value($)[2]	$55,899,507	$93,321,381	37,421,874
All Unaffiliated Stockholders[3]
	Number of Shares	18,070,893	0	18,070,893
	% Ownership	40.1%	0	40.1%
	Earnings($)	3,722,752	0	$3,722,752
	Net Book Value($)	$37,421,874	0	37,421,874

1 The Company’s total earnings can be found in the Company’s Form 10-Q for the nine months ending August 31, 2012.

2 The Company’s total net book value can be found in the Company’s Form 10-Q for the nine months ending August 31, 2012.

3 Includes all of the Company’s stockholders except Mr. Wenxiang Ding who beneficially owns his shares of the Company through Fortune Place Holdings Limited, a British Virgin Island company.

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Financial Effect of the Transaction. Completion of the reverse stock split will require us to spend approximately $3,000,000, which includes legal, printing and other fees and costs related to the reverse stock split, including the fees paid to Loveman-Curtiss for its valuation services. This estimate includes the cost of the aggregate cash payment to stockholders holding fewer than 12,000,000 shares of common stock prior to the reverse stock split, which we estimate will be approximately $2,530,000. As a result, we may have decreased working capital following the reverse stock split and this could have a material adverse effect on our liquidity, results of operations and cash flow. These costs will be partially offset by the costs we would otherwise incur to comply with SEC reporting requirements, which we estimate to be approximately $750,000 per year.

Reports, Opinions or Appraisals

Valuation Report of Loveman-Curtiss. In connection with the proposed transaction, the Special Committee engaged Loveman-Curtiss to provide a valuation report as to the fair value of each pre-split share and to render an opinion as to the fairness of the consideration, from a financial point of view, to be received by stockholders whose shares we would acquire in the reverse stock split. Loveman-Curtiss was selected by the Special Committee based on its expertise and prior experience in the valuation of the shares of publicly-held companies engaged in going-private transactions, including Chinese-based companies.

On December 5, 2012, the Special Committee reviewed the Final Valuation Report of Loveman-Curtiss that, as of November 28, 2012, the fair market value of each pre-split share was $0.12. The Final Valuation Report, and accompanying fairness opinion, are attached hereto as Appendices G and H, respectively, and are incorporated herein by reference. Loveman-Curtiss has consented to the Company’s use of the fairness opinion in the Company’s filings with the Securities and Exchange Commission and to the Company making the fairness opinion available for use by its stockholders in conjunction with the going-private transaction.

The preparation of a valuation report is a complex process and is not necessarily susceptible to partial analysis or summary description. Nevertheless, the following is a brief summary of Loveman-Curtiss’s Final Valuation Report addressed to the Special Committee on December 5, 2012 that, subject to the assumptions, qualifications and limitations set forth in that report, the cash consideration of $0.12 per pre-split share to be paid by us to our stockholders who will receive cash in the proposed going-private transaction is fair from a financial point of view. Our stockholders are urged to, and should, read the Final Valuation Report carefully in its entirety for a complete statement of the considerations and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at such findings, limitations on the review undertaken in connection with the valuation report, and judgments made or conclusions undertaken by Loveman-Curtiss in reaching its valuation. The Final Valuation Report was furnished for the use and benefit of the Special Committee in connection with its consideration of the proposed going-private transaction. Loveman-Curtiss believes, and so advised the Special Committee, that its analysis must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all factors and analysis, could create an incomplete view of the process underlying the Final Valuation Report.

Loveman-Curtiss’s Final Valuation Report addresses only the fairness, from a financial point of view, of the cash consideration to be paid in the going-private transaction to our stockholders. Loveman-Curtiss was not requested to opine as to, and its report does not address:

•	the underlying business decision of the Special Committee or the board of directors or any other party to proceed with or effect the proposed going-private transaction;

•	the fairness of any portion or aspect of the proposed going-private transaction not expressly addressed in its valuation report;

•	the fairness of any portion of the proposed going-private transaction to the holders of any class of our securities, our creditors or to our other constituencies or any other party, other than those set forth in its valuation report;

•	the relative merits of the proposed going-private transaction as compared to any alternative business strategies that might exist or the effect of any other transaction in which we might engage;

•	the tax or legal consequences of the proposed going-private transaction to us, our security holders, or any other party; and

•	the fairness of any portion or aspect of the proposed going-private transaction to any class or group of our security holders compared to any other class or group of our other security holders.

Furthermore, no opinion, counsel or interpretation was intended with respect to matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. In connection with its report, Loveman-Curtiss made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Loveman-Curtiss:

•	reviewed and analyzed certain publicly available financial and other data of ours;

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•	reviewed and analyzed the Company’s internally-generated financial information for the nine months ended August 31, 2012;

•	reviewed the historical prices and trading activity for our common stock and analyzed its implied valuation multiples;

•	reviewed certain publicly available financial data for going private transactions;

•	reviewed the asset values of the Company as reflected in its public reports; and

•	performed such other analyses and considered such other factors as they deemed appropriate.

In rendering its opinion, Loveman-Curtiss relied upon and assumed, without independent verification, the accuracy and completeness of the financial statements and other information provided by us or otherwise made available to it and has not assumed responsibility independently to verify such information. Loveman-Curtiss further relied upon the assurances made by us that the information provided has been prepared on a reasonable basis in accordance with industry practice, and that we are not aware of any information or facts that would make the information provided to Loveman-Curtiss incomplete or misleading. Loveman-Curtiss expressed no opinion regarding our forecasts of future business activities or the assumptions on which they were based.

Loveman-Curtiss’s Final Valuation Report was necessarily based upon the information available to it and facts and circumstances as they existed as of the date of the report and is subject to evaluation as of such date; events occurring after the date of the Final Valuation Report could materially affect the assumptions used by Loveman-Curtiss in preparing its fairness opinion.

Loveman-Curtiss expressed no opinion with respect to the prices at which shares of our common stock have traded or may trade following announcement or consummation of the reverse stock split or at any future time. Loveman-Curtiss also did not consider any benefits that may inure to any of our stockholders as a result of the reverse stock split or any related transaction other than in such party’s capacity as a stockholder who receives cash in the reverse stock split. Loveman-Curtiss did not recommend to the Special Committee any specific transaction consideration or advise the Special Committee that any specific amount of consideration constituted the only appropriate amount of consideration for the reverse stock split. The Special Committee, on behalf of the Company, determined the amount of consideration to be paid to cashed-out stockholders in the reverse stock split.

The following is a summary of the material analyses and other information that Loveman-Curtiss prepared or relied on in delivering its valuation report to the Special Committee.

Market Approach to Valuation. Loveman-Curtiss reviewed and analyzed recent and historical trading in our common stock, noting that in the 52 weeks ending November 28, 2012 (the date of their report), the OTCBB-reported closing price of the Company’s shares trended downwards from $0.49/sh. to $0.09/sh., and had closed at $0.12/sh. on the date of its report. Loveman-Curtiss noted that the 50-day average historical trading date average closing price was $0.115 and that the average daily trading volume during that period was 10,905 shares, approximately 0.0002% of the Company’s total issued and outstanding shares. Loveman-Curtiss did not consider the market valuations of comparable companies because it did not believe that any of the candidates were sufficiently comparable to the Company in terms of size, business or markets or there was not sufficient publicly available information on which to base a valuation. Based on its analysis of this market information, Loveman-Curtiss concluded that the fair value of each pre-split share under the Market approach is $0.12.

Income Approach to Valuation. Loveman-Curtiss analyzed the expected discounted equity cash flow from the Company in order to value the Company’s shares under the Income approach. Loveman-Curtiss first calculated the equity cash flow from the business and then applied certain risk factors to the Company’s projections of future equity cash flow. Based on its analyses of these factors, Loveman-Curtiss determined that it would be appropriate to use a discount rate of 25%. Loveman-Curtiss then took into consideration the Company’s non-operating assets and after adding their value to the discounted equity cash flow value per share, Loveman-Curtiss arrived at an initial fair value. This valuation approach assumes that the equity cash flow can ultimately be distributed. Loveman-Curtiss concluded that due to the foreign currency controls imposed by the Chinese government restricting foreign investors’ ability to receive the return of their investment from China and the Company’s stated intent not to pay dividends, Loveman-Curtiss applied a 97% discount on the initial fair value resulting from use of the Income approach.

Asset Approach.  Loveman-Curtiss analyzed the liquidation value of the Company in connection with valuing the Company’s shares under the Asset Approach.  The Asset Approach values a business by viewing it as a set of assets and liabilities and then assumes the liquidation of those assets. Using this approach, Loveman-Curtiss calculated the fair value of a share of our common stock to be $2.29. However, since the Company is a going concern and the Company’s stockholders could not force the liquidation of the Company without the approval of the Company’s controlling shareholder, Loveman-Curtiss did not consider the valuation obtained using this approach as relevant and gave it no consideration in arriving at its opinion of fair value.

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Relative Weighting of the Market and Income Approaches to Valuation. Loveman-Curtiss advised the Special Committee that it was its opinion that the Income approach would significantly overstate the fair value of a share of the Company’s common stock if it did not take into account of the effect of Chinese currency controls restricting foreign investors from receiving the indicated value under the Income approach. By applying a Quantitative Marketability Discount Model, Loveman-Curtiss concluded in its Final Valuation Report that the value indicated by the Income approach should be discounted by approximately 97%, resulting in the same pre-split share value ($0.12) indicated by the Market approach. Loveman-Curtiss therefore concluded the fair value of the Company’s stock was $0.12 per share as of November 28, 2012.

Other. Loveman-Curtiss, as a customary part of its valuation and appraisal business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes. Loveman-Curtiss has not previously provided us with any services or products and we do not contemplate seeking any such services or products from them in the future.

We have agreed to pay Loveman-Curtiss a fee of $9,500 (plus reimbursement for its out-of-pocket expenses) in connection with the services provided by it under an engagement agreement. That payment became due to Loveman-Curtiss upon delivery of its fairness opinion to the Special Committee. No portion of Loveman-Curtiss’s fee is contingent upon consummation of the reverse stock split or the conclusion reached by Loveman-Curtiss in its fairness opinion.

Board of Directors and Stockholder Approval

On December 11, 2012, the board of directors, which consists of Mr. Ding, Ms. Yanhua Li and the sole independent director, Ms. Zhou, unanimously ratified the action of the Special Committee approving the reverse stock split, the filing of the Amendment and the purchase by the Company of all resulting fractional shares at a price of $0.14 per share, subject to the right of the board of directors to abandon the reverse stock split at any time prior to the Effective Date. The reverse stock split also has been approved by the stockholders holding 63.9% of our outstanding common shares, through written consents delivered in accordance with Nevada law.

Dissenters’ Rights

Pursuant to Chapter 92A of the Nevada Revised Statutes (“Chapter 92A”), stockholders who would be cashed-out in the reverse stock split are entitled to dissent and may elect to have the Company purchase pre-reverse stock split shares that would become fractional shares as a result of the reverse stock split for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of the shares of any stockholder means the value of such shares immediately before the effectuation of the reverse stock split, excluding any appreciation or depreciation in anticipation of the reverse stock split, unless exclusion of any appreciation or depreciation would be inequitable.

Chapter 92A is set forth in its entirety in Appendix B to the Information Statement. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Appendix B to the Information Statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Stockholders who have not validly tendered their shares of common stock will be entitled to exercise dissenters’ rights. Stockholders who perfect their dissenters’ rights by complying with the procedures set forth in Chapter 92A will have the fair value of their shares determined by the Nevada state court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the $0.14 per share to be paid in connection with the reverse stock split. In addition, stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the transaction on the amount determined to be the fair value of their shares.

Within 10 days after the effective date of the reverse stock split, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record stockholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date, which the form is attached hereto as Appendix C; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a stockholder must follow to exercise dissenters’ rights.

In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions within 30 days of the date that the Dissenters’ Rights Notice was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.

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Within 30 days after receipt of a demand for payment, the Company must pay in cash to each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the reverse stock split. The rate of interest shall be at the average rate currently paid by the Company on its principal bank loans or, if we have no bank loans at the time, at a rate that is fair and equitable under all of the circumstances. The payment will be accompanied by the following: (i) financial statements for the Company for the fiscal year ended November 30, 2012 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; (iii) a statement of the dissenter’s right to demand payment for the difference between the Company’s estimate of the fair value of the shares and the stockholder’s estimate of the fair value of the shares and that if any such stockholder does not exercise such right within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the Company’s obligations under Chapter 92A; and (iv) a copy of Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce the dissenter’s rights by commencing an action in Clark County, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of the Company’s payment, the dissenting stockholder may, within 30 days of such payment, notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company. The Company may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the reverse stock split. To the extent the Company elects to withhold payment, within 30 days after the Company receives the demand for payment, the Company may offer to pay the Company’s estimate of fair value, plus interest, in full satisfaction of the stockholder’s demands or demand appraisal, if the stockholder meets the other requirements set forth in Chapter 92A. The stockholder may reject the offer by the Company. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the stockholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Clark County, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the common stock, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Chapter 92A.

A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depository or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand.

The foregoing summary of the rights of dissenting stockholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Appendix B to this Information Statement.

Access Rights

We have made no provision in connection with the reverse stock split to grant our unaffiliated stockholders access to our corporate files or to obtain counsel or appraisal services at our expense.

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Source and Amount of Funds

The Company estimates that it will use approximately $3,000,000 in cash to complete the reverse stock split, which includes cash payments to be made in lieu of issuing fractional shares, professional fees and other expenses related to the reverse stock split. Total cash paid to stockholders in lieu of fractional shares will be approximately $2,530,000. This estimate is based on the number of shares outstanding, less the number of shares beneficially held by Mr. Ding, multiplied by $0.14 per pre-split share.

The estimated costs, including the amounts to be paid to stockholders holding fewer than 12,000,000 shares of our common stock, will be paid with the Company’s currently available cash and cash from operations. We do not expect to require any borrowings to pay for these costs or expenses.

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BACKGROUND

The Filing Persons

The filing persons under Rule 13e-3 of the Exchange Act are the Company and Wenxiang Ding. Our principal executive office, and the business address for the individual filing person, is located No. 57 Xinhua East Street, Hohhot, Inner Mongolia 010010, China, and the telephone number for the Company and Mr. Ding is (86-471) 466-8870.

Mr. Ding is the Company’s President and Chief Executive Officer, Treasurer, Director, and the controlling stockholder of the Company. He has been President of the Company since 2004. Mr. Ding is the founder of the Company and has more than 12 years of experience in running the business operations of the Company. In 1993, Mr. Ding received training in coal mine management from Beijing Coal Management Institute. During 2002, Mr. Ding received further training in coal mine production and public utility management from the Inner Mongolia Coal Industry Bureau and the Urdos City Construction Bureau. Mr. Ding has not been convicted in a criminal proceeding within the past five years and has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Ding is a citizen of the People's Republic of China.

Structure of the Transaction

The Special Committee and our Board have authorized the reverse stock split. The transaction consists of a 1-for-12,000,000 reverse split, such that stockholders owning fewer than 12,000,000 shares of common stock on the Effective Date will have such shares cancelled and converted into the right to receive the cash consideration set forth herein. The transaction is intended to take effect on the date we file a certain certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or on any later date that we may specify in such certificate of amendment. Any stockholder owning fewer than 12,000,000 shares of the common stock on the Effective Date will receive the right to receive cash in exchange for the resulting fractional share thereof and will no longer be a stockholder. A stockholder owning 12,000,000 or more shares of common stock immediately before the reverse stock split will not receive any cash payment for whole or fractional shares resulting from the reverse stock split.

Upon the effectiveness of the reverse stock split, the total number of authorized shares of common stock that we may issue pursuant to our Articles of Incorporation will be reduced from 195 million shares to 16 shares. The total number of shares of our common stock issued and outstanding will decrease on a similar basis, and will further be decreased upon our payment in cash for the fractional shares of the stockholders owning fewer than 12,000,000 shares after the reverse stock split. After completion of the proposed acquisition of fractional share interests of all stockholders owning less than one whole share after the reverse stock split, we anticipate that the number of record stockholders of our common stock will be reduced from 317 to one. The cash out of fractional stockholder interests represents, on a pre-split basis, the anticipated cancellation of 18,070,893 shares of common stock, or approximately 40% of our outstanding shares of common stock on the Effective Date.

We estimate that the total cash to be paid to stockholders holding less than one whole share as a result of the reverse stock split will be approximately $2,530,000. The total expenses expected to be incurred to effect the reverse stock split, including the cash to be paid to stockholders holding less than one whole share, are estimated to be $3,000,000. These costs and expenses will be paid out of our currently available cash. The fractional shares acquired in the reverse stock split will be retired and returned to the status of authorized but unissued shares of common stock.

We intend to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are held of record in their own names, and nominees will be instructed to effect the reverse stock split for their beneficial holders. However, since nominees may have different procedures, stockholders holding shares in street name should contact their nominees with respect to the process to be followed in connection with this transaction.

The Special Committee has set the cash consideration to be paid to cashed-out stockholders owning fewer than 12,000,000 pre-split shares at $0.14 per share for each pre-split share of common stock. The Special Committee determined this value in good faith, based upon factors the Special Committee deemed relevant. We currently estimate that cashed-out stockholders will receive cash consideration for their cancelled shares within approximately four weeks after such stockholders submit their cancelled shares in accordance with the instruction letter to be sent by our exchange agent following the Effective Date.

Following the effectiveness of the reverse stock split, we will file a Form 15 with the Securities and Exchange Commission and the registration of our common stock under the Exchange Act will terminate 90 days after the filing of the Form 15. The transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to and, if completed, will likely terminate the registration of our common stock under Section 15(d) of the Exchange Act and suspend our duty to file periodic reports with the SEC. In connection with the reverse stock split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

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The Company’s Securities

The Company believes that there are approximately 317 record holders of our common stock, not including holders in street name, and there are 45,060,000 shares of common stock issued and outstanding as of the Approval Record Date. Our common stock is not listed on an exchange; however, market quotes for our common stock are available on the OTCBB under the symbol “CHGY”.

The following table shows the range of high and low closing prices per share of our common stock for the fiscal year periods indicated. The prices in this table represent prices between dealers, and do not include adjustments for retail mark-ups, markdowns or commissions and may not represent actual transactions.

		High	Low
2012	First Quarter	$0.45	$0.27
	Second Quarter	$0.39	$0.26
	Third Quarter	$0.32	$0.11
	Fourth Quarter	$0.18	$0.11
2011	First Quarter	$1.79	$0.71
	Second Quarter	$0.93	$0.35
	Third Quarter	$0.60	$0.30
	Fourth Quarter	$0.49	$0.20

We did not declare or pay any cash dividends during the past two years, and we do not intend to pay dividends on our common stock in the foreseeable future. The declaration or payment of dividends, if any, on our capital stock in the future is subject to the discretion of our Board and will depend on our earnings, financial condition, capital requirements and other relevant factors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of each class of our capital stock as of December 31, 2012 for (1) each person known by us to beneficially own more than 5% of any class of our voting securities, (2) each of our named executive officers, (3) each of our directors and (4) all of our named executive officers and directors as a group. Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable. Unless otherwise indicated, each natural person is a citizen of the People’s Republic of China, and the address for each listed stockholder is c/o China Energy Corporation, No. 57 Xinhua East Street, Hohhot, Inner Mongolia 010010, China. All share amounts as set forth below are prior to the completion of the reverse stock split and include shares underlying options or warrants exercisable within 60 days.

	Beneficial Ownership of Common Stock
Name	Number	Percent
Wenxiang Ding	26,989,107	59.9%
Yanhua Li	0	0%
Shiwen Zhou	0	0%
All named executive officers, directors and 5% stockholders as a group (3 persons)	26,989,107	59.9%

During the past sixty days neither the Company nor any of its affiliates have acquired any stock in the Company.

Related Party Transactions

None.

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Management

Information regarding our Board of Directors and executive officers is located at “Item 10: Directors, Executive Officers and Corporate Governance” of our Form 10-K for the fiscal year ended November 30, 2011 (attached to this Information Statement as Appendix J), and subsequent periodic filings with the SEC. Additionally, our Form 10-K for the fiscal year ended November 30, 2010 and other public filings can be found on the SEC website, located at www.sec.gov.

None of our directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor has any such person been party to any judicial or administrative proceeding during such time that has resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of a violation of federal or state securities laws.

Certain Legal Matters

We are not aware of any material governmental or regulatory approval or filing required for completion of the reverse stock split, other than compliance with the applicable federal and state securities laws and the corporate law of the State of Nevada.

Reservation of Right to Abandon the Reverse Stock Split

The board of directors has retained the right to abandon the reverse stock split, even though approved by the stockholders, if it determines prior to the Effective Date that the reverse stock split is not in the best interests of the Company or its stockholders. If we determine to abandon the reverse stock split, we may pursue other strategies which will result in our going private, including a change in the ratio of our reverse stock split. The board of directors will meet in the event of any extraordinary difficulties procedurally accomplishing the reverse stock split and will vote on whether to abandon or modify the reverse stock split. If such action is taken, the board of directors will send letters to all stockholders notifying them of that decision. We do not foresee any circumstances which would prevent the reverse stock split from taking place as presented, but it is always possible that some unforeseen market or business circumstance could arise to cause the board of directors to reevaluate the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

Summarized below are certain material federal income tax consequences to us and our stockholders resulting from the reverse stock split. This summary is based upon United States federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. This summary addresses only those stockholders who have held their shares as capital assets. This summary does not discuss all aspects of federal income taxation that may be important to stockholders in light of their individual circumstances. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that each stockholder is a United States citizen and has held, and will hold, shares of common stock as capital assets under the Internal Revenue Code of 1986, as amended. Each stockholder should consult its tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of their specific circumstances.

Tax Consequences to the Company

We believe that the reverse stock split will be treated as a tax-free “recapitalization” for federal income tax purposes and, accordingly, it should not result in any material federal income tax consequences to us. We will not apply for any ruling from the Internal Revenue Service, nor will we receive an opinion of counsel with respect to the tax consequences of the reverse stock split.

Tax Consequences to Stockholders Who Do Not Receive Cash for Fractional Shares

A stockholder who receives no cash payment as a result of the reverse stock split, but continues to hold shares of our common stock directly immediately after the reverse stock split, will not recognize any gain or loss for United States federal income tax purposes. The aggregate adjusted tax basis of the shares held immediately after the reverse stock split will equal the aggregate adjusted tax basis of the shares held immediately prior to the reverse stock split, and the holding period of the shares will be the same as immediately prior to the reverse stock split.

Tax Consequences to Stockholders Whose Entire Interest in Our Common Stock, Both Directly and Indirectly, is Terminated

A stockholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split and does not continue to hold our shares directly, or indirectly by virtue of being related to a person who continues to hold shares of our common stock directly, immediately after the reverse stock split, will recognize capital gain or loss, for United States federal income tax purposes, equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock.

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Tax Consequences to Stockholders Whose Entire Interest in Our Common Stock, Directly but Not Indirectly, is Terminated

A stockholder that receives cash for a fractional share as a result of the reverse stock split, but is treated as a continuing stockholder by virtue of being related to a person who continues to hold our shares directly immediately after the reverse stock split, will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that the receipt of cash either (1) is “not essentially equivalent to a dividend”, or (2) constitutes a “substantially disproportionate redemption of stock”, as described below.

(1) Not Essentially Equivalent to a Dividend. The receipt of cash is “not essentially equivalent to a dividend” if the reduction in the stockholder’s proportionate interest in us resulting from the reverse stock split (taking into account for this purpose the stock owned by persons to whom the stockholder is related) is considered a “meaningful reduction” given the stockholder’s particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

(2) Substantially Disproportionate Redemption of Stock. The receipt of cash in the reverse stock split will be a “substantially disproportionate redemption of stock” if (a) the stockholder owns less than 50% of the total combined voting power of all classes of stock entitled to vote, and (b) the percentage of our voting stock owned by the stockholder (and by persons to whom the stockholder is related) immediately after the reverse stock split is less than 80% of the percentage of shares of voting stock owned by the stockholder immediately before the reverse stock split.

In applying the foregoing “Not Essentially Equivalent to a Dividend” and “Substantially Disproportionate Redemption of Stock” tests, the stockholder will be treated as owning shares of common stock actually or constructively owned by certain individuals and entities related to the stockholder. If the receipt of cash in exchange for a fractional share is not treated as capital gain or loss under either of the tests, it will be treated first as ordinary dividend income to the extent of the stockholder’s ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the stockholder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain. Capital gain or loss recognized will be long-term if the stockholder’s holding period with respect to the stock surrendered is more than one year at the time of the reverse stock split. The deductibility of capital loss is subject to limitations. In the case of a stockholder who is an individual, long-term capital gain and dividend income should generally be subject to United States federal income tax at a maximum rate of 20%. In addition, beginning in 2013, the capital gain and dividend income of individuals whose modified adjusted gross income (MAGI) exceeds certain threshold amount will also be subject to a 3.8% tax imposed on "net investment income." The MAGI threshold amounts are $250,000 for joint returns and surviving spouses, $125,000 for married filing separately, and $200,000 in all other cases.

The foregoing discussion summarizing certain federal income tax consequences does not refer to the particular facts and circumstances of any specific stockholder. Stockholders are urged to consult their own tax advisors for more specific and definitive advice as to the federal income tax consequences to them of the reverse stock split, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

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FINANCIAL INFORMATION

Historical Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operations

Our historical financial information is located at “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Item 8 - Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended November 30, 2011 (filed with the SEC on March 14, 2012) and in our Quarterly Report on Form 10-Q for the quarter ended August 31, 2012 (filed with the SEC on November 27, 2012). A copy of both the 10-K and 10-Q accompany this Information Statement as Appendices J and K, respectively.

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma financial information presents the effect on our historical financial position of the $3,000,000 in fees and expenses we expect to incur in connection with the reverse stock split. Our unaudited pro forma consolidated balance sheet as of August 31, 2012 reflects the reverse stock split as if it occurred on that balance sheet date. Our book value per share is also as of August 31, 2012, the most recent balance sheet presented. The unaudited pro forma consolidated statements of operations for the nine months ended August 31, 2012 and the year ended November 30, 2011 reflect the reverse stock split as if it occurred at the beginning of each period.

The following unaudited pro forma financial information is not necessarily indicative of what our actual financial position would have been had the reverse stock split been consummated as of the above-referenced dates or of the financial position that may be reported by us in the future.

				Pro Forma
	August 31,	Pro Forma		August 31,
Balance Sheet	2012	Adjustments		2012
Assets
Cash	$33,027,738	($3,000,000	)(1)	$30,027,738
Accounts Receivable	10,562,097			10,562,097
Other Receivables	13,451,480			13,451,480
Prepaid Expenses	337,298			337,298
Advances to Suppliers	38,920,307			38,920,307
Inventories, Net	13,186,414			13,186,414
Total Current Assets	109,485,334			106,485,334

Fixed Assets, Net	64,081,867			64,081,867

Total Other Assets	14,906,751			14,906,751

Total Assets	$188,473,952			$185,473,952

Liabilities and Stockholders’ Equity

Total Current Liabilities	74,764,093			74,764,093
Total Noncurrent Liabilities	20,388,478			20,388,478
Stockholders’ Equity	93,321,381	(3,000,000	)(1)	90,321,381
Total Liabilities and Stockholders’ Equity	188,473,952			185,473,952

____________

1	One-time expenses and fees related to the reverse stock split estimated to be approximately $3,000,000, including approximately $2,530,000 used to repurchase fractional shares of common stock.

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Pro Forma Condensed Consolidated Nine Months Statement of Operations (Unaudited)

				Pro Forma Nine
Statement of	Nine Months Ended	Pro Forma		Months Ended
Operations	August 31, 2012	Adjustments		August 31, 2012
Net Sales	146,703,801			146,703,801
Cost of Sales	(118,427,782)			(118,427,782)
Gross Profit	28,276,019			28,276,019
Selling, General, & Admin. Expenses	(12,721,797)	$562,500	(1)	(12,159,297)
Net Income from Continuing Operations	15,554,222			16,116,722
Other Expenses (Net)	(893,394)			(893,394)
(Provision for) income taxes	(5,727,710)			(5,727,710)
Other comprehensive income	350,554			350,554
Net income	9,283,672			9,846,172
Net income per share - basic and diluted	0.20			0.21
Weighted average shares – basic and diluted	45,060,000			45,060,000

1	Assumes that the expenses and fees of the reverse stock split are not expensed in this period, estimated to be a one time charge of $3,000,000. Assuming the savings of $562,500 in costs and expenses related to our public reporting and compliance obligations during the above-referenced period, if the estimated one-time transaction expenses and fees are netted against the $562,500 in savings, the impact in the period would be $2,437,500. The savings are based on, among other things, reduced legal and accounting expenses, reduced stockholder relations expenses, and reduced stock transfer agent fees.

Pro Forma Condensed Consolidated Year-End Statement of Operations (Unaudited)

				Pro Forma
Statement of	Year Ended	Pro Forma		Year Ended
Operations	November 30, 2011	Adjustments		November 30, 2011
Net Sales	157,686,054			157,686,054
Cost of Sales	(104,933,710)			(104,933,710)
Gross Profit	52,752,344			52,752,344
Selling, General, & Admin. Expenses	13,180,635	$750,000	(1)	12,430,635
Net income from continuing operations	39,571,709			40,321,709
Other Expenses (Net)	(1,363,015)			(1,363,015)
(Provision for) income taxes	(10,573,467)			(10,573,467)
Other Comprehensive income	2,891,182			2,891,182
Net income	30,526,409			31,276,409
Net income per share - basic and diluted	0.61			0.63
Weighted average shares – basic and diluted	45,060,000			45,060,000

1	Assumes that the expenses and fees of the reverse stock split are not expensed in this period, estimated to be a one time charge of $3,000,000. Assuming the savings of $750,000 in costs and expenses related to our public reporting and compliance obligations during the above-referenced period, if the estimated one-time transaction expenses and fees are netted against the $750,000 in savings, the impact in the period would be $(2,250,000). The savings are based on, among other things, reduced legal and accounting expenses, reduced stockholder relations expenses, and reduced stock transfer agent fees.

Ratio of Earnings to Fixed Charges

	Nine Months Ended	Year Ended
	August 31, 2012	November 30, 2011
Income before taxes	14,660,828	38,208,694
Interest	2,591,401	2,780,628
Earnings available for fixed charges	17,252,229	40,989,322
Fixed Charges:	2,591,401	2,780,628
Ratio of Earnings to
Fixed Charges	6.66	14.74

Book Value Per Share

Our Book Value Per Share as of August 31, 2012 was $2.07 based on a Stockholder’s Equity of $93,321,381 and 45,060,000 shares of common stock outstanding.

Income Per Share for Continuing Operations

Our income Per Share for Continuing Operations as of August 31, 2012 was $0.35 based on an Operating Income of $15,554,222 and 45,060,000 shares of common stock outstanding.

Changes and Disagreements with Accountants on Accounting and Financial Disclosure

None.

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents that we previously filed with the Commission are incorporated by reference in this Information Statement, except for any discussion therein of the “safe harbor” protections for forward-looking statements provided under The Private Securities Litigation Reform Act of 1995: (i) the Annual Report on Form 10-K for the year ended November 30, 2011 and (ii) the Quarterly Report on Form 10-Q for the quarter ended August 31, 2012. A copy of both the 10-K and the 10-Q accompany this Information Statement.

All documents and reports that we filed with the commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement are not incorporated by reference into this Information Statement. New material information, if any, will be provided in an amended Information Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein (or in any other subsequently filed documents which also is deemed to be incorporated by reference herein) modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The reverse stock split will result in a going-private transaction subject to Rule 13e-3 of the Exchange Act. The Company is filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the reverse stock split simultaneously with the dissemination of this Information Statement. The Schedule 13E-3 contains additional information about us. Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any interested stockholders, or a representative who has been so designated in writing, and may be inspected or copied, or obtained by mail, by written request to Wenxiang Ding, No. 57 Xinhua East Street, Hohhot, Inner Mongolia 010010, China. We are currently subject to the information requirements of the Exchange Act and file periodic reports and other information with the SEC. Copies of such reports, this Information Statement and the Schedule 13E-3 may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at these facilities currently located at 100 F Street, NE, Room 1580, Washington, DC 20549. Some of this information may also be accessed on the World Wide Web through the SEC’s internet website at www.sec.gov.

23

Appendix A

FORM OF
CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
CHINA ENERGY CORPORATION

Pursuant to the provisions of §78.385 and §78.390 of the Nevada Revised Statutes, China Energy Corporation, a Nevada corporation, hereby adopts the following Certificate of Amendment to its Amended and Restated Articles of Incorporation.

1.	The name of the entity is China Energy Corporation (the “Corporation”).

2.	The Amended and Restated Articles of Incorporation of the Corporation are amended by deleting the first sentence of the current Article 4 in its entirety and substituting the following therefor:

“Authorized Capital Stock. The authorized capital stock of the Corporation consists of Seventeen (17) shares having a par value of one tenth of one cent ($.001) per share, divided into Sixteen (16) shares of Common Stock and One (1) share of Preferred Stock. Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment to the Amended and Restated Articles of Incorporation, each twelve million (12,000,000) shares of  issued Common Stock outstanding immediately prior to the Effective Time, shall be combined and reclassified into one (1) fully-paid and non-assessable share of Common Stock; provided, however, that in lieu of any fractional interests in shares of Common Stock to which any stockholder who would be entitled only to receive such fractional interest (i.e., any stockholder owning fewer than 12,000,000 shares of Common Stock immediately prior to the Effective Time) would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), the Corporation shall pay in cash for such fractional interest $0.14 per share of Common Stock held by such stockholder immediately prior to the Effective Time.”

3.	This Certificate of Amendment has been approved in the manner required by the Nevada Revised Statutes and the constituent documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this ___ day of ____________, 2013.

China Energy Corporation

By:
Wenxiang Ding
President and Chief Executive Officer

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Appendix B

CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS

GENERAL PROVISIONS

NRS 92A.005 Definitions.

NRS 92A.007 “Approval” and “vote” defined.

NRS 92A.0075 “Articles,” “articles of incorporation” and “certificate of incorporation” defined.

NRS 92A.008 “Business trust” defined.

NRS 92A.009 “Charter document” defined.

NRS 92A.010 “Constituent document” defined.

NRS 92A.015 “Constituent entity” defined.

NRS 92A.020 “Domestic” defined.

NRS 92A.022 “Domestic business trust” defined.

NRS 92A.025 “Domestic corporation” defined.

NRS 92A.027 “Domestic general partnership” defined.

NRS 92A.030 “Domestic limited-liability company” defined.

NRS 92A.035 “Domestic limited partnership” defined.

NRS 92A.040 “Domestic nonprofit corporation” defined.

NRS 92A.045 “Entity” defined.

NRS 92A.050 “Exchange” defined.

NRS 92A.055 “Foreign” defined.

NRS 92A.060 “Limited partner” defined.

NRS 92A.070 “Member” defined.

NRS 92A.075 “Owner” defined.

NRS 92A.080 “Owner’s interest” defined.

NRS 92A.083 “Principal office” defined.

NRS 92A.085 “Record” defined. [Repealed.]

NRS 92A.090 “Resulting entity” defined.

NRS 92A.092 “Senior executive” defined.

NRS 92A.093 “Sign” defined. [Repealed.]

NRS 92A.097 “Signature” defined. [Repealed.]

NRS 92A.098 Notice and other communications.

AUTHORITY, PROCEDURE AND EFFECT

NRS 92A.100 Authority for merger; approval, contents and form of plan of merger.

NRS 92A.105 Authority for conversion; approval, form and contents of plan of conversion.

NRS 92A.110 Authority for exchange; approval, contents and form of plan of exchange.

NRS 92A.120 Approval of plan of merger, conversion or exchange for domestic corporation.

NRS 92A.130 Approval of plan of merger for domestic corporation: Conditions under which action by stockholders of surviving corporation is not required.

NRS 92A.135 Approval of plan of conversion for domestic general partnership.

NRS 92A.140 Approval of plan of merger, conversion or exchange for domestic limited partnership.

NRS 92A.150 Approval of plan of merger, conversion or exchange for domestic limited-liability company.

NRS 92A.160 Approval of plan of merger or exchange for domestic nonprofit corporation.

NRS 92A.165 Approval of plan of merger, conversion or exchange for domestic business trust.

NRS 92A.170 Abandonment of planned merger, conversion or exchange before filing of articles.

NRS 92A.175 Termination of planned merger, conversion or exchange after filing of articles.

NRS 92A.180 Merger of subsidiary into parent or parent into subsidiary.

NRS 92A.190 Merger or exchange with foreign entity.

NRS 92A.195 Conversion of foreign or domestic entity or foreign or domestic general partnership.

NRS 92A.200 Filing requirements for mergers or exchanges; dependency of terms of plan of merger, conversion or exchange on extrinsic facts.

NRS 92A.205 Filing requirements for conversions.

NRS 92A.207 Form required for filing of records.

NRS 92A.210 Filing fees.

NRS 92A.220 Duty when entire plan of merger, conversion or exchange is not set forth in articles.

NRS 92A.230 Signing of articles of merger, conversion or exchange.

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NRS 92A.240 Effective date and time of merger, conversion or exchange; articles of termination.

NRS 92A.250 Effect of merger, conversion or exchange.

NRS 92A.260 Liability of owner after merger, conversion or exchange.

NRS 92A.270 Domestication of undomesticated organization.

NRS 92A.280 Cancellation of filings.

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions.

NRS 92A.305 “Beneficial stockholder” defined.

NRS 92A.310 “Corporate action” defined.

NRS 92A.315 “Dissenter” defined.

NRS 92A.320 “Fair value” defined.

NRS 92A.325 “Stockholder” defined.

NRS 92A.330 “Stockholder of record” defined.

NRS 92A.335 “Subject corporation” defined.

NRS 92A.340 Computation of interest.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

NRS 92A.410 Notification of stockholders regarding right of dissent.

NRS 92A.420 Prerequisites to demand for payment for shares.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.

NRS 92A.460 Payment for shares: General requirements.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

_________

GENERAL PROVISIONS

NRS 92A.005 Definitions. As used in this chapter, unless the context otherwise requires, the words and terms defined in NRS 92A.007 to 92A.092, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2079; A 1997, 726; 1999, 1626; 2001, 1406, 3199; 2003, 3181; 2007, 2702; 2009, 1717; 2011, 2812)

NRS 92A.007 “Approval” and “vote” defined. “Approval” and “vote” as describing action by directors or stockholders mean the vote by directors in person or by written consent, or action of stockholders in person, by proxy or by written consent.

(Added to NRS by 1997, 726)

NRS 92A.0075 “Articles,” “articles of incorporation” and “certificate of incorporation” defined. “Articles,” “articles of incorporation” and “certificate of incorporation” are synonymous terms and, unless the context otherwise requires, include all certificates filed pursuant to NRS 78.030, 78.1955, 78.209, 78.380, 78.385 and 78.390 and any articles of merger, conversion, exchange or domestication filed pursuant to NRS 92A.200 to 92A.240, inclusive, or 92A.270. Unless the context otherwise requires, these terms include restated articles and certificates of incorporation.

(Added to NRS by 2003, 3180)

NRS 92A.008 “Business trust” defined. “Business trust” means:

1.	A domestic business trust; or

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2.          An unincorporated association formed pursuant to, existing under or governed by the law of a jurisdiction other than this State and generally described by NRS 88A.030.

(Added to NRS by 1999, 1626)

NRS 92A.009 “Charter document” defined. “Charter document” means the articles of incorporation of a foreign corporation, whether or not for profit, the articles of incorporation of a domestic corporation and a domestic nonprofit corporation, the articles of organization of a limited-liability company, the certificate of limited partnership of a limited partnership or the certificate of trust of a business trust and all amendments thereto.

(Added to NRS by 2003, 3180)

NRS 92A.010 “Constituent document” defined. “Constituent document” means the articles of incorporation or bylaws of a corporation, whether or not for profit, the articles of organization or operating agreement of a limited-liability company, the certificate of limited partnership or partnership agreement of a limited partnership, or the certificate of trust or governing instrument of a business trust.

(Added to NRS by 1995, 2079; A 2001, 1406, 3199)

NRS 92A.015 “Constituent entity” defined. “Constituent entity” means:

1.          With respect to a merger, each merging or surviving entity;

2.          With respect to an exchange, each entity whose owner’s interests will be acquired or each entity acquiring those interests; and

3.          With respect to the conversion of an entity or a general partnership, the entity or general partnership that will be converted into another entity.

(Added to NRS by 1995, 2079; A 2001, 1407, 3199)

NRS 92A.020 “Domestic” defined. “Domestic” as applied to an entity means one organized and existing under the laws of this State.

(Added to NRS by 1995, 2079)

NRS 92A.022 “Domestic business trust” defined. “Domestic business trust” means a business trust formed and existing pursuant to the provisions of chapter 88A of NRS.

(Added to NRS by 1999, 1626)

NRS 92A.025 “Domestic corporation” defined. “Domestic corporation” means a corporation organized and existing under chapter 78, 78A or 89 of NRS, or a nonprofit cooperative corporation organized pursuant to NRS 81.010 to 81.160, inclusive.

(Added to NRS by 1995, 2079; A 1997, 726)

NRS 92A.027 “Domestic general partnership” defined. “Domestic general partnership” means a general partnership governed by the provisions of chapter 87 of NRS.

(Added to NRS by 2001, 1403; A 2001, 3199)

NRS 92A.030 “Domestic limited-liability company” defined. “Domestic limited-liability company” means a limited-liability company organized and existing under chapter 86 of NRS.

(Added to NRS by 1995, 2079)

NRS 92A.035 “Domestic limited partnership” defined. “Domestic limited partnership” means a limited partnership organized and existing under chapter 87A or 88 of NRS.

(Added to NRS by 1995, 2079; A 2007, 483)

NRS 92A.040 “Domestic nonprofit corporation” defined. “Domestic nonprofit corporation” means a corporation organized or existing under chapter 82 of NRS, including those listed in NRS 82.051.

(Added to NRS by 1995, 2079)

NRS 92A.045 “Entity” defined. “Entity” means a foreign or domestic:

1.          Corporation, whether or not for profit;

2.          Limited-liability company;

3.          Limited partnership; or

4.          Business trust.

(Added to NRS by 1995, 2079; A 1999, 1626; 2003, 3181)

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NRS 92A.050 “Exchange” defined. “Exchange” means the acquisition by one or more foreign or domestic entities of all an owner’s interests or one or more classes or series of an owner’s interests of one or more foreign or domestic entities.

(Added to NRS by 1995, 2079)

NRS 92A.055 “Foreign” defined. “Foreign” as applied to an entity means one not organized or existing under the laws of this State.

(Added to NRS by 1995, 2079)

NRS 92A.060 “Limited partner” defined. “Limited partner” means a person who has been admitted to a limited partnership as a limited partner in accordance with the partnership agreement.

(Added to NRS by 1995, 2079)

NRS 92A.070 “Member” defined. “Member” means:

1.          A member of a limited-liability company, as defined in NRS 86.081; or

2.          A member of a nonprofit corporation which has members.

(Added to NRS by 1995, 2080; A 2001, 1407, 3199)

NRS 92A.075 “Owner” defined. “Owner” means the holder of an interest described in NRS 92A.080 or a noneconomic member of a limited-liability company described in NRS 86.095.

(Added to NRS by 1995, 2080; A 2001, 1407, 3199)

NRS 92A.080 “Owner’s interest” defined. “Owner’s interest” means shares of stock in a corporation, membership in a nonprofit corporation, the interest of a member of a limited-liability company or a beneficial owner of a business trust, or the partnership interest of a general or limited partner of a limited partnership.

(Added to NRS by 1995, 2080; A 1999, 1626)

NRS 92A.083 “Principal office” defined. “Principal office” has the meaning ascribed to it in NRS 78.010.

(Added to NRS by 2007, 2702)

NRS 92A.085 “Record” defined. Repealed. (See chapter 455, Statutes of Nevada 2011, at page 2816.)

NRS 92A.090 “Resulting entity” defined. “Resulting entity” means, with respect to a conversion, the entity that results from conversion of the constituent entity.

(Added to NRS by 2001, 1403; A 2001, 3199)

NRS 92A.092 “Senior executive” defined. “Senior executive” means the chief executive officer, chief operating officer, chief financial officer or anyone in charge of a principal business unit or function of a domestic corporation.

(Added to NRS by 2009, 1717)

NRS 92A.093 “Sign” defined. Repealed. (See chapter 455, Statutes of Nevada 2011, at page 2816.)

NRS 92A.097 “Signature” defined. Repealed. (See chapter 455, Statutes of Nevada 2011, at page 2816.)

NRS 92A.098 Notice and other communications. Any notice or other communication sent pursuant to any provision of this chapter may be delivered by electronic transmission pursuant to NRS 75.150.

(Added to NRS by 2011, 2812)

AUTHORITY, PROCEDURE AND EFFECT

NRS 92A.100 Authority for merger; approval, contents and form of plan of merger.

1.          Except as limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may merge into another entity if the plan of merger is approved pursuant to the provisions of this chapter.

2.          Except as otherwise provided in NRS 92A.180, the plan of merger must set forth:

(a)          The name and jurisdiction of organization of each constituent entity;

(b)          The name, jurisdiction of organization and kind of entity or entities that will survive the merger;

(c)          The terms and conditions of the merger; and

B-4

(d)          The manner and basis, if any, of converting the owner’s interests of each constituent entity into owner’s interests, rights to purchase owner’s interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner’s interests in whole or in part.

3.          The plan of merger may set forth:

(a)          Amendments to the constituent documents of the surviving entity; and

(b)          Other provisions relating to the merger.

4.          The plan of merger must be in writing.

(Added to NRS by 1995, 2080; A 1997, 726; 2003, 3181; 2005, 2200)

NRS 92A.105 Authority for conversion; approval, form and contents of plan of conversion.

1.          Except as limited by NRS 78.411 to 78.444, inclusive, one domestic general partnership or one domestic entity, except a domestic nonprofit corporation, may convert into a domestic entity of a different type or into a foreign entity if a plan of conversion is approved pursuant to the provisions of this chapter.

2.          The plan of conversion must be in writing and set forth the:

(a)          Name of the constituent entity and the proposed name for the resulting entity;

(b)          Jurisdiction of the law that governs the constituent entity;

(c)          Jurisdiction of the law that will govern the resulting entity;

(d)          Terms and conditions of the conversion;

(e)          Manner and basis, if any, of converting the owner’s interest of the constituent entity or the interest of a partner in a general partnership that is the constituent entity into owner’s interests, rights of purchase and other securities in the resulting entity or cancelling such owner’s interests in whole or in part; and

(f)          Full text of the charter documents of the resulting entity.

3.          The plan of conversion may set forth other provisions relating to the conversion.

(Added to NRS by 2001, 1403; A 2001, 3199; 2003, 3181; 2005, 2200; 2011, 2812)

NRS 92A.110 Authority for exchange; approval, contents and form of plan of exchange.

1.          Except as a corporation is limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may acquire all of the outstanding owner’s interests of one or more classes or series of another entity not already owned by the acquiring entity or an affiliate thereof if the plan of exchange is approved pursuant to the provisions of this chapter.

2.          The plan of exchange must set forth:

(a)          The name and jurisdiction of organization of each constituent entity;

(b)          The name, jurisdiction of organization and kind of each entity whose owner’s interests will be acquired by one or more other entities;

(c)          The terms and conditions of the exchange; and

(d)          The manner and basis, if any, of exchanging the owner’s interests to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of the acquiring or any other entity or for cash or other property in whole or in part or cancelling such owner’s interests in whole or in part.

3.          The plan of exchange may set forth other provisions relating to the exchange.

4.          This section does not limit the power of a domestic entity to acquire all or part of the owner’s interests or one or more class or series of owner’s interests of another person through a voluntary exchange or otherwise.

5.          The plan of exchange must be in writing.

(Added to NRS by 1995, 2080; A 1997, 726; 2005, 2201)

NRS 92A.120 Approval of plan of merger, conversion or exchange for domestic corporation.

1.          After adopting a plan of merger, exchange or conversion, the board of directors of each domestic corporation that is a constituent entity in the merger or conversion, or the board of directors of the domestic corporation whose shares will be acquired in the exchange, must submit the plan of merger, except as otherwise provided in NRS 92A.130 and 92A.180, the plan of conversion or the plan of exchange for approval by its stockholders who are entitled to vote on the plan in accordance with the provisions of this section.

2.          For a plan of merger, conversion or exchange to be approved:

(a)          The board of directors must recommend the plan of merger, conversion or exchange to the stockholders, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan; and

(b)          The stockholders entitled to vote must approve the plan.

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3.          The board of directors may condition its submission of the proposed merger, conversion or exchange on any basis. The provisions of this section or this chapter must not be construed to permit a board of directors to submit, or to agree to submit, a plan of merger, conversion or exchange to the stockholders without the recommendation of the board required pursuant to paragraph (a) of subsection 2 unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan. Any agreement of the board of directors to submit a plan of merger, conversion or exchange to the stockholders notwithstanding an adverse recommendation of the board of directors shall be deemed to be of no force or effect.

4.          Unless the plan of merger, conversion or exchange is approved by the written consent of stockholders pursuant to subsection 7, the domestic corporation must notify each stockholder, whether or not the stockholder is entitled to vote, of the proposed stockholders’ meeting in accordance with NRS 78.370. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan.

5.          Unless this chapter, the articles of incorporation, the resolutions of the board of directors establishing the class or series of stock or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of stockholders, the plan of merger or conversion must be approved by a majority of the voting power of the stockholders.

6.          Unless the articles of incorporation or the resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors acting pursuant to subsection 3 requires a greater vote, the plan of exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange.

7.          Unless otherwise provided in the articles of incorporation or the bylaws of the domestic corporation, the plan of merger, conversion or exchange may be approved by written consent as provided in NRS 78.320.

8.          If an officer, director or stockholder of a domestic corporation, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because the officer, director or stockholder will be the owner of an owner’s interest in the resulting entity, then that officer, director or stockholder must also approve the plan of conversion.

9.          Unless otherwise provided in the articles of incorporation or bylaws of a domestic corporation, a plan of merger, conversion or exchange may contain a provision that permits amendment of the plan of merger, conversion or exchange at any time after the stockholders of the domestic corporation approve the plan of merger, conversion or exchange, but before the articles of merger, conversion or exchange become effective, without obtaining the approval of the stockholders of the domestic corporation for the amendment if the amendment does not:

(a)           Alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of the acquiring entity or any other entity, or for cash or other property in whole or in part; or

(b)          Alter or change any of the terms and conditions of the plan of merger, conversion or exchange in a manner that adversely affects the stockholders of the domestic corporation.

10.         A board of directors shall cancel the proposed meeting or remove the plan of merger, conversion or exchange from consideration at the meeting if the board of directors determines that it is not advisable to submit the plan of merger, conversion or exchange to the stockholders for approval.

(Added to NRS by 1995, 2081; A 2001, 1407, 3199; 2003, 3182; 2005, 2201)

NRS 92A.130 Approval of plan of merger for domestic corporation: Conditions under which action by stockholders of surviving corporation is not required.

1.          Action by the stockholders of a surviving domestic corporation on a plan of merger is not required if:

(a)          The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger;

(b)          Each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger;

(c)          The number of voting shares issued and issuable as a result of the merger will not exceed 20 percent of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and

(d)          The number of participating shares issued and issuable as a result of the merger will not exceed 20 percent of the total number of participating shares outstanding immediately before the merger.

2.          As used in this section:

(a)          “Participating shares” means shares that entitle their holders to participate without limitation in distributions.

(b)          “Voting shares” means shares that entitle their holders to vote unconditionally in elections of directors.

(Added to NRS by 1995, 2082; A 2011, 2813)

NRS 92A.135 Approval of plan of conversion for domestic general partnership. Unless otherwise provided in the partnership agreement, all partners must approve a plan of conversion involving a domestic general partnership.

(Added to NRS by 2001, 1403; A 2001, 3199)

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NRS 92A.140 Approval of plan of merger, conversion or exchange for domestic limited partnership.

1.          Unless otherwise provided in the partnership agreement or the certificate of limited partnership, a plan of merger, conversion or exchange involving a domestic limited partnership must be approved by all general partners and by limited partners who own a majority in interest of the partnership then owned by all the limited partners. If the partnership has more than one class of limited partners, the plan of merger, conversion or exchange must be approved by those limited partners who own a majority in interest of the partnership then owned by the limited partners in each class.

2.          For the purposes of this section, “majority in interest of the partnership” means a majority of the interests in capital and profits of the limited partners of a domestic limited partnership which:

(a)          In the case of capital, is determined as of the date of the approval of the plan of merger, conversion or exchange.

(b)          In the case of profits, is based on any reasonable estimate of profits for the period beginning on the date of the approval of the plan of merger, conversion or exchange and ending on the anticipated date of the termination of the domestic limited partnership, including any present or future division of profits distributed pursuant to the partnership agreement.

3.          If any partner of a domestic limited partnership, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because the partner will be the owner of an owner’s interest in the resulting entity, then that partner must also approve the plan of conversion.

(Added to NRS by 1995, 2082; A 1997, 727; 2001, 1409, 3199)

NRS 92A.150 Approval of plan of merger, conversion or exchange for domestic limited-liability company.

1.          Unless otherwise provided in the articles of organization or an operating agreement:

(a)          A plan of merger, conversion or exchange involving a domestic limited-liability company must be approved by members who own a majority of the interests in the current profits of the company then owned by all of the members; and

(b)          If the company has more than one class of members, the plan of merger, conversion or exchange must be approved by those members who own a majority of the interests in the current profits of the company then owned by the members in each class.

2.          If any manager or member of a domestic limited-liability company, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because the manager or member will be the owner of an owner’s interest in the resulting entity, then that manager or member must also approve the plan of conversion.

(Added to NRS by 1995, 2082; A 1997, 727; 1999, 1627; 2001, 1409, 3199)

NRS 92A.160 Approval of plan of merger or exchange for domestic nonprofit corporation.

1.          A plan of merger or exchange involving a domestic nonprofit corporation must be adopted by the board of directors. The plan must also be approved by each public officer or other person whose approval of a plan of merger or exchange is required by the articles of incorporation of the domestic nonprofit corporation.

2.          If the domestic nonprofit corporation has members entitled to vote on plans of merger or exchange, the board of directors of the domestic nonprofit corporation must recommend the plan of merger or exchange to the members, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the members with the plan.

3.          The board of directors may condition its submission of the proposed merger or exchange on any basis.

4.          The members entitled to vote on a plan of merger or exchange must approve the plan at a meeting of members called for that purpose, by written consent pursuant to NRS 82.276, or by a vote by written ballot pursuant to NRS 82.326.

5.          The corporation must notify, in the manner required by NRS 82.336, each nonprofit member of the time and place of the meeting of members at which the plan of merger or exchange will be submitted for a vote.

6.          Unless the articles of incorporation of the domestic nonprofit corporation or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of members, the plan of merger or exchange to be authorized must be approved by a majority of a quorum of the members unless a class of members is entitled to vote thereon as a class. If a class of members is so entitled, the plan must be approved by a majority of a quorum of the votes entitled to be cast on the plan by each class.

7.          Separate voting by a class of members is required:

(a)          On a plan of merger if the plan contains a provision that, if contained in the proposed amendment to articles of incorporation, would entitle particular members to vote as a class on the proposed amendment; and

(b)          On a plan of exchange by each class or series of memberships included in the exchange, with each class or series constituting a separate voting class.

(Added to NRS by 1995, 2082)

NRS 92A.165 Approval of plan of merger, conversion or exchange for domestic business trust. Unless otherwise provided in the certificate of trust or governing instrument of a domestic business trust, a plan of merger, conversion or exchange must be approved by all the trustees and beneficial owners of each domestic business trust that is a constituent entity in the merger.

(Added to NRS by 1999, 1626; A 2001, 1409, 3199; 2003, 3183)

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NRS 92A.170 Abandonment of planned merger, conversion or exchange before filing of articles. After a merger, conversion or exchange is approved, and at any time before the articles of merger, conversion or exchange are filed, the planned merger, conversion or exchange may be abandoned, subject to any contractual rights, without further action, in accordance with the procedure set forth in the plan of merger, conversion or exchange or, if none is set forth, in the case of:

1.          A domestic corporation, whether or not for profit, by the board of directors;

2.          A domestic limited partnership, unless otherwise provided in the partnership agreement or certificate of limited partnership, by all general partners;

3.          A domestic limited-liability company, unless otherwise provided in the articles of organization or an operating agreement, by members who own a majority in interest in the current profits of the company then owned by all of the members or, if the company has more than one class of members, by members who own a majority in interest in the current profits of the company then owned by the members in each class;

4.          A domestic business trust, unless otherwise provided in the certificate of trust or governing instrument, by all the trustees; and

5.          A domestic general partnership, unless otherwise provided in the partnership agreement, by all the partners.

(Added to NRS by 1995, 2083; A 1999, 1627; 2001, 1409, 3199)

NRS 92A.175 Termination of planned merger, conversion or exchange after filing of articles. After a merger, conversion or exchange is approved, at any time after the articles of merger, conversion or exchange are filed but before an effective date specified in the articles which is later than the date of filing the articles, the planned merger, conversion or exchange may be terminated in accordance with a procedure set forth in the plan of merger, conversion or exchange by filing articles of termination pursuant to the provisions of NRS 92A.240.

(Added to NRS by 1999, 1626; A 2001, 1410, 3199)

NRS 92A.180 Merger of subsidiary into parent or parent into subsidiary.

1.          A parent domestic corporation, whether or not for profit, parent domestic limited-liability company, unless otherwise provided in the articles of organization or operating agreement, or parent domestic limited partnership owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation entitled to vote on a merger, 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited-liability company then owned by each class of members entitled to vote on a merger or 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited partnership then owned by both the general partners and each class of limited partners entitled to vote on a merger may merge the subsidiary into itself without approval of the owners of the owner’s interests of the parent domestic corporation, parent domestic limited-liability company or parent domestic limited partnership or the owners of the owner’s interests of the subsidiary domestic corporation, subsidiary domestic limited-liability company or subsidiary domestic limited partnership.

2.          A parent domestic corporation, whether or not for profit, parent domestic limited-liability company, unless otherwise provided in the articles of organization or operating agreement, or parent domestic limited partnership owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation entitled to vote on a merger, 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited-liability company then owned by each class of members entitled to vote on a merger, or 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited partnership then owned by both the general partners and each class of limited partners entitled to vote on a merger may merge with and into the subsidiary without approval of the owners of the owner’s interests of the subsidiary domestic corporation, subsidiary domestic limited-liability company or subsidiary domestic limited partnership.

3.          The board of directors of a parent corporation, the managers of a parent limited-liability company with managers unless otherwise provided in the operating agreement, all members of a parent limited-liability company without managers unless otherwise provided in the operating agreement, or all general partners of a parent limited partnership shall adopt a plan of merger that sets forth:

(a)          The names of the parent and subsidiary; and

(b)          The manner and basis of converting the owner’s interests of the disappearing entity into the owner’s interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part.

4.          The parent shall mail a copy or summary of the plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

5.          Articles of merger under this section may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

6.          The articles of incorporation of a domestic corporation, the articles of organization of a domestic limited-liability company, the certificate of limited partnership of a domestic limited partnership or the certificate of trust of a domestic business trust may forbid that entity from entering into a merger pursuant to this section.

(Added to NRS by 1995, 2083; A 1997, 727; 1999, 1627; 2001, 1410, 3199; 2005, 2203; 2009, 1717)

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NRS 92A.190 Merger or exchange with foreign entity.

1.          One or more foreign entities may merge or enter into an exchange of owner’s interests with one or more domestic entities if:

(a)          In a merger, the merger is permitted by the law of the jurisdiction under whose law each foreign entity is organized and governed and each foreign entity complies with that law in effecting the merger;

(b)          In an exchange, the entity whose owner’s interests will be acquired is a domestic entity, whether or not an exchange of owner’s interests is permitted by the law of the jurisdiction under whose law the acquiring entity is organized;

(c)          The foreign entity complies with NRS 92A.200 to 92A.240, inclusive, if it is the surviving entity in the merger or acquiring entity in the exchange and sets forth in the articles of merger or exchange its address where copies of process may be sent by the Secretary of State; and

(d)          Each domestic entity complies with the applicable provisions of NRS 92A.100 to 92A.180, inclusive, and, if it is the surviving entity in the merger or acquiring entity in the exchange, with NRS 92A.200 to 92A.240, inclusive.

2.          When the merger or exchange takes effect, the surviving foreign entity in a merger and the acquiring foreign entity in an exchange shall be deemed:

(a)          To appoint the Secretary of State as its agent for service of process in a proceeding to enforce any obligation which accrued before the merger or exchange became effective or the rights of dissenting owners of each domestic entity that was a party to the merger or exchange. Service of such process must be made by personally delivering to and leaving with the Secretary of State duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State shall forthwith send by registered or certified mail one of the copies to the surviving or acquiring entity at its specified address, unless the surviving or acquiring entity has designated in writing to the Secretary of State a different address for that purpose, in which case it must be mailed to the last address so designated.

(b)          To agree that it will promptly pay to the dissenting owners of each domestic entity that is a party to the merger or exchange the amount, if any, to which they are entitled under or created pursuant to NRS 92A.300 to 92A.500, inclusive.

3.          This section does not limit the power of a foreign entity to acquire all or part of the owner’s interests of one or more classes or series of a domestic entity through a voluntary exchange or otherwise.

(Added to NRS by 1995, 2086; A 1997, 728; 1999, 1628; 2001, 3192; 2003, 3183; 2003, 20th Special Session, 125)

NRS 92A.195 Conversion of foreign or domestic entity or foreign or domestic general partnership.

1. One foreign entity or foreign general partnership may convert into one domestic entity if:

(a)          The conversion is permitted by the law of the jurisdiction governing the foreign entity or foreign general partnership and the foreign entity or foreign general partnership complies with that law in effecting the conversion;

(b)          The foreign entity or foreign general partnership complies with the applicable provisions of NRS 92A.205, 92A.207, 92A.210, 92A.230 and 92A.240; and

(c)          The resulting domestic entity complies with the applicable provisions of NRS 92A.205 and 92A.220.

2.          One domestic entity or domestic general partnership may convert into one foreign entity if:

(a)          The conversion is permitted by the law of the jurisdiction governing the resulting foreign entity and the resulting foreign entity complies with that law in effecting the conversion; and

(b)          The domestic entity complies with the applicable provisions of NRS 92A.105, 92A.120, 92A.135, 92A.140, 92A.165, 92A.205, 92A.207, 92A.210, 92A.230 and 92A.240.

3.          When a conversion pursuant to subsection 2 takes effect, the resulting foreign entity shall be deemed to have appointed the Secretary of State as its agent for service of process in a proceeding to enforce any obligation. Service of process must be made personally by delivering to and leaving with the Secretary of State duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State shall send one of the copies of the process by registered or certified mail to the resulting entity at its specified address, unless the resulting entity has designated in writing to the Secretary of State a different address for that purpose, in which case it must be mailed to the last address so designated.

(Added to NRS by 2001, 1403; A 2001, 3199; 2003, 20th Special Session, 126; 2011, 2813)

NRS 92A.200 Filing requirements for mergers or exchanges; dependency of terms of plan of merger, conversion or exchange on extrinsic facts.

1.          After a plan of merger or exchange is approved as required by this chapter, the surviving or acquiring entity shall deliver to the Secretary of State for filing articles of merger or exchange setting forth:

(a)          The name and jurisdiction of organization of each constituent entity;

(b)          That a plan of merger or exchange has been adopted by each constituent entity or the parent domestic entity only, if the merger is pursuant to NRS 92A.180;

(c)          If approval of the owners of one or more constituent entities was not required, a statement to that effect and the name of each entity;

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(d)          If approval of owners of one or more constituent entities was required, the name of each entity and a statement for each entity that the plan was approved by the required consent of the owners;

(e)          In the case of a merger, the amendment, if any, to the charter document of the surviving entity, which amendment may be set forth in the articles of merger as a specific amendment or in the form of an amended and restated charter document or attached in that form as an exhibit; and

(f)          If the entire plan of merger or exchange is not set forth, a statement that the complete signed plan of merger or plan of exchange is on file at the registered office if a corporation, limited-liability company or business trust, or office described in paragraph (a) of subsection 1 of NRS 87A.215 or paragraph (a) of subsection 1 of NRS 88.330 if a limited partnership, or other place of business of the surviving entity or the acquiring entity, respectively.

2.          Any of the terms of the plan of merger, conversion or exchange may be made dependent upon facts ascertainable outside of the plan of merger, conversion or exchange, provided that the plan of merger, conversion or exchange clearly and expressly sets forth the manner in which such facts shall operate upon the terms of the plan. As used in this section, the term “facts” includes, without limitation, the occurrence of an event, including a determination or action by a person or body, including a constituent entity.

(Added to NRS by 1995, 2084; A 1997, 729; 1999, 1629; 2001, 1411, 3199; 2003, 3184; 2003, 20th Special Session, 126; 2007, 483)

NRS 92A.205 Filing requirements for conversions.

1.          After a plan of conversion is approved as required by this chapter, if the resulting entity is a domestic entity, the constituent entity shall deliver to the Secretary of State for filing:

(a)          Articles of conversion setting forth:

(1)         The name and jurisdiction of organization of the constituent entity and the resulting entity; and

(2)         That a plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

(b)          The charter document of the domestic resulting entity required by the applicable provisions of chapter 78, 78A, 82, 86, 87A, 88, 88A or 89 of NRS.

(c) The information required pursuant to NRS 77.310.

2.          After a plan of conversion is approved as required by this chapter, if the resulting entity is a foreign entity, the constituent entity shall deliver to the Secretary of State for filing articles of conversion setting forth:

(a)          The name and jurisdiction of organization of the constituent entity and the resulting entity;

(b)          That a plan of conversion has been adopted by the constituent entity in compliance with the laws of this State; and

(c)          The address of the resulting entity where copies of process may be sent by the Secretary of State.

3.          If the entire plan of conversion is not set forth in the articles of conversion, the filing party must include in the articles of conversion a statement that the complete signed plan of conversion is on file at the registered office or principal place of business of the resulting entity or, if the resulting entity is a domestic limited partnership, the office described in paragraph (a) of subsection 1 of NRS 87A.215 or paragraph (a) of subsection 1 of NRS 88.330.

4.          If the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the charter document to be filed with the Secretary of State pursuant to paragraph (b) of subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

5.          Any records filed with the Secretary of State pursuant to this section must be accompanied by the fees required pursuant to this title for filing the charter document.

(Added to NRS by 2001, 1404; A 2001, 3199; 2003, 3185; 2003, 20th Special Session, 127; 2007, 484, 1343, 2702; 2009, 1718)

NRS 92A.207 Form required for filing of records.

1.          Each record filed with the Secretary of State pursuant to this chapter must be on or accompanied by a form prescribed by the Secretary of State.

2.          The Secretary of State may refuse to file a record which does not comply with subsection 1 or which does not contain all of the information required by statute for filing the record.

3.          If the provisions of the form prescribed by the Secretary of State conflict with the provisions of any record that is submitted for filing with the form:

(a)          The provisions of the form control for all purposes with respect to the information that is required by statute to appear in the record in order for the record to be filed; and

(b)          Unless otherwise provided in the record, the provisions of the record control in every other situation.

4.          The Secretary of State may by regulation provide for the electronic filing of records with the Office of the Secretary of State.

(Added to NRS by 2003, 20th Special Session, 125)

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NRS 92A.210 Filing fees.

1.          Except as otherwise provided in this section, the fee for filing articles of merger, articles of conversion, articles of exchange, articles of domestication or articles of termination is $350. The fee for filing the charter documents of a domestic resulting entity is the fee for filing the charter documents determined by the chapter of NRS governing the particular domestic resulting entity.

2.          The fee for filing articles of merger of two or more domestic corporations is the difference between the fee computed at the rates specified in NRS 78.760 upon the aggregate authorized stock of the corporation created by the merger and the fee computed upon the aggregate amount of the total authorized stock of the constituent corporation.

3.          The fee for filing articles of merger of one or more domestic corporations with one or more foreign corporations is the difference between the fee computed at the rates specified in NRS 78.760 upon the aggregate authorized stock of the corporation created by the merger and the fee computed upon the aggregate amount of the total authorized stock of the constituent corporations which have paid the fees required by NRS 78.760 and 80.050.

4.          The fee for filing articles of merger of two or more domestic or foreign corporations must not be less than $350. The amount paid pursuant to subsection 3 must not exceed $35,000.

(Added to NRS by 1995, 2085; A 1999, 1629; 2001, 1412, 3192, 3199; 2003, 3186; 2003, 20th Special Session, 128)

NRS 92A.220 Duty when entire plan of merger, conversion or exchange is not set forth in articles. If the entire plan of merger, conversion or exchange is not set forth in the articles of merger, conversion or exchange, a copy of the plan of merger, conversion or exchange must be furnished by the surviving, acquiring or resulting entity, on request and without cost, to any owner of any entity which is a party to the merger, conversion or exchange.

(Added to NRS by 1995, 2085; A 2001, 1413, 3199)

NRS 92A.230 Signing of articles of merger, conversion or exchange. Articles of merger, conversion or exchange must be signed by each foreign and domestic constituent entity as follows:

1.          By an officer of a corporation, whether or not for profit;

2.          By one of the general partners of a limited partnership;

3.          By a manager of a limited-liability company with managers or by one member of a limited-liability company without managers;

4.          By a trustee of a business trust; and

5.          By one general partner of a general partnership.

(Added to NRS by 1995, 2085; A 1997, 730; 1999, 1630; 2001, 101, 1413, 2726, 3199; 2003, 48, 3186)

NRS 92A.240 Effective date and time of merger, conversion or exchange; articles of termination.

1.          A merger, conversion or exchange takes effect:

(a)          At the time of the filing of the articles of merger, conversion or exchange with the Secretary of State;

(b)          Upon a later date and time as specified in the articles, which date must not be more than 90 days after the date on which the articles are filed; or

(c)          If the articles specify a later effective date but do not specify an effective time, at 12:01 a.m. in the Pacific time zone on the specified later date.

2.          If the filed articles of merger, conversion or exchange specify such a later effective date or effective date and time, the constituent entity or entities may file articles of termination before the effective time, setting forth:

(a)          The name of each constituent entity and, for a conversion, the resulting entity; and

(b)          That the merger, conversion or exchange has been terminated pursuant to the plan of merger, conversion or exchange.

3.          The articles of termination must be signed in the manner provided in NRS 92A.230.

(Added to NRS by 1995, 2085; A 1999, 1630; 2001, 1413, 3199; 2003, 3187; 2011, 2814)

NRS 92A.250 Effect of merger, conversion or exchange.

1.          When a merger takes effect:

(a)          Every other entity that is a constituent entity merges into the surviving entity and the separate existence of every entity except the surviving entity ceases;

(b)          The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

(c)          The surviving entity has all of the liabilities of each other constituent entity;

(d)          A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

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(e)          The articles of incorporation, articles of organization, certificate of limited partnership or certificate of trust of the surviving entity are amended to the extent provided in the plan of merger; and

(f)          The owner’s interests of each constituent entity that are to be converted into owner’s interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the owner’s interests are entitled only to the rights provided in the articles of merger or any created pursuant to NRS 92A.300 to 92A.500, inclusive.

2.          When an exchange takes effect, the owner’s interests of each acquired entity are exchanged as provided in the plan, and the former holders of the owner’s interests are entitled only to the rights provided in the articles of exchange or any rights created pursuant to NRS 92A.300 to 92A.500, inclusive.

3.          When a conversion takes effect:

(a)          The constituent entity is converted into the resulting entity and is governed by and subject to the law of the jurisdiction of the resulting entity;

(b)          The conversion is a continuation of the existence of the constituent entity;

(c)          The title to all real estate and other property owned by the constituent entity is vested in the resulting entity without reversion or impairment;

(d)          The resulting entity has all the liabilities of the constituent entity;

(e)          A proceeding pending against the constituent entity may be continued as if the conversion had not occurred or the resulting entity may be substituted in the proceeding for the constituent entity;

(f)          The owner’s interests of the constituent entity that are to be converted into the owner’s interests of the resulting entity are converted;

(g)          An owner of the resulting entity remains liable for all the obligations of the constituent entity to the extent the owner was personally liable before the conversion; and

(h)          The domestic constituent entity is not required to wind up its affairs, pay its liabilities, distribute its assets or dissolve, and the conversion is not deemed a dissolution of the domestic constituent entity.

(Added to NRS by 1995, 2085; A 1999, 1630; 2001, 1413, 3199)

NRS 92A.260 Liability of owner after merger, conversion or exchange. An owner that is not personally liable for the debts, liabilities or obligations of the entity pursuant to the laws and constituent documents under which the entity was organized does not become personally liable for the debts, liabilities or obligations of the surviving entity or entities of the merger or exchange or the resulting entity of the conversion unless the owner consents to becoming personally liable by action taken in connection with the plan of merger, conversion or exchange.

(Added to NRS by 1995, 2081; A 2001, 1414, 3199)

NRS 92A.270 Domestication of undomesticated organization.

1.          Any undomesticated organization may become domesticated in this State as a domestic entity by:

(a)          Paying to the Secretary of State the fees required pursuant to this title for filing the charter document; and

(b)          Filing with the Secretary of State:

(1)         Articles of domestication which must be signed by an authorized representative of the undomesticated organization approved in compliance with subsection 6;

(2)         The appropriate charter document for the type of domestic entity;

(3)         The information required pursuant to NRS 77.310;

(4)         A certified copy of the charter document of the undomesticated organization; and

(5)         A certificate of good standing, or the equivalent, from the jurisdiction where the undomesticated organization was chartered immediately before filing the articles of domestication pursuant to subparagraph (1).

2.          The articles of domestication must set forth the:

(a)          Date when and the jurisdiction where the undomesticated organization was first formed, incorporated, organized or otherwise created and, if applicable, any date when and jurisdiction where the undomesticated organization was chartered after its formation;

(b)          Name of the undomesticated organization immediately before filing the articles of domestication;

(c)          Name and type of domestic entity as set forth in its charter document pursuant to subsection 1; and

(d)          Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication.

3.          Upon filing the articles of domestication and the charter document with the Secretary of State, and the payment of the requisite fee for filing the charter document of the domestic entity, the undomesticated organization is domesticated in this State as the domestic entity described in the charter document filed pursuant to subsection 1. The existence of the domestic entity begins on the date the undomesticated organization began its existence in the jurisdiction in which the undomesticated organization was first formed, incorporated, organized or otherwise created.

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4.          The domestication of any undomesticated organization does not affect any obligations or liabilities of the undomesticated organization incurred before its domestication.

5.          The filing of the charter document of the domestic entity pursuant to subsection 1 does not affect the choice of law applicable to the undomesticated organization. From the date the charter document of the domestic entity is filed, the law of this State applies to the domestic entity to the same extent as if the undomesticated organization was organized and created as a domestic entity on that date.

6.          Before filing articles of domestication, the domestication must be approved in the manner required by:

(a)          The document, instrument, agreement or other writing governing the internal affairs of the undomesticated organization and the conduct of its business; and

(b)          Applicable foreign law.

7.          When a domestication becomes effective, all rights, privileges and powers of the undomesticated organization, all property owned by the undomesticated organization, all debts due to the undomesticated organization, and all causes of action belonging to the undomesticated organization are vested in the domestic entity and become the property of the domestic entity to the same extent as vested in the undomesticated organization immediately before domestication. The title to any real property vested by deed or otherwise in the undomesticated organization is not reverted or impaired by the domestication. All rights of creditors and all liens upon any property of the undomesticated organization are preserved unimpaired and all debts, liabilities and duties of an undomesticated organization that has been domesticated attach to the domestic entity resulting from the domestication and may be enforced against it to the same extent as if the debts, liability and duties had been incurred or contracted by the domestic entity.

8.          When an undomesticated organization is domesticated, the domestic entity resulting from the domestication is for all purposes deemed to be the same entity as the undomesticated organization. Unless otherwise agreed by the owners of the undomesticated organization or as required pursuant to applicable foreign law, the domestic entity resulting from the domestication is not required to wind up its affairs, pay its liabilities or distribute its assets. The domestication of an undomesticated organization does not constitute the dissolution of the undomesticated organization. The domestication constitutes a continuation of the existence of the undomesticated organization in the form of a domestic entity. If, following domestication, an undomesticated organization that has become domesticated pursuant to this section continues its existence in the foreign country or foreign jurisdiction in which it was existing immediately before the domestication, the domestic entity and the undomesticated organization are for all purposes a single entity formed, incorporated, organized or otherwise created and existing pursuant to the laws of this State and the laws of the foreign country or other foreign jurisdiction.

9.          The owner liability of an undomesticated organization that is domesticated in this State:

(a)          Is not discharged, pursuant to the laws of the previous jurisdiction of the organization, to the extent the owner liability arose before the effective date of the articles of domestication;

(b)          Does not attach, pursuant to the laws of the previous jurisdiction of the organization, to any debt, obligation or liability of the organization that arises after the effective date of the articles of domestication;

(c)          Is governed by the law of the previous jurisdiction of the organization, as if the domestication has not occurred, for the collection or discharge of owner liability not discharged pursuant to paragraph (a);

(d)          Is subject to the right of contribution from any other shareholder, member, trustee, partner, limited partner or other owner of the undomesticated organization pursuant to the laws of the previous jurisdiction of the organization, as if the domestication has not occurred, for the collection or discharge of owner liability not discharged pursuant to paragraph (a); and

(e)          Applies only to the debts, obligations or liabilities of the organization that arise after the effective date of the articles of domestication if the owner becomes subject to owner liability or some or all of the debts, obligations or liabilities of the undomesticated entity as a result of its domestication in this State.

10.         As used in this section:

(a)          “Owner liability” means the liability of a shareholder, member, trustee, partner, limited partner or other owner of an organization for debts of the organization, including the responsibility to make additional capital contributions to cover such debts.

(b)          “Undomesticated organization” means any incorporated organization, private law corporation, whether or not organized for business purposes, public law corporation, limited-liability company, general partnership, registered limited-liability partnership, limited partnership or registered limited-liability limited partnership, proprietorship, joint venture, foundation, business trust, real estate investment trust, common-law trust or any other unincorporated business formed, organized, created or the internal affairs of which are governed by the laws of any foreign country or jurisdiction other than this State.

(Added to NRS by 2001, 1405; A 2001, 3199; 2003, 3187; 2007, 2702; 2009, 1719, 2859)

NRS 92A.280 Cancellation of filings. If an entity has made a filing with the Secretary of State pursuant to this chapter and the Secretary of State has not processed the filing and placed the filing into the public record, the entity may cancel the filing by:

1.          Filing a statement of cancellation with the Secretary of State; and

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2.          Paying a fee of $50.

(Added to NRS by 2009, 2859)

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.          Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.          Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.          Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

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NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.          Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.          Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.          Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a)          Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)         If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2)         If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)          Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c)          Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d)          Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e)          Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f)          Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.          A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.          Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.          There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a)          A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

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(b)          Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c)          Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2.          The applicability of subsection 1 must be determined as of:

(a)          The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b)          The day before the effective date of such corporate action if there is no meeting of stockholders.

3.          Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.          There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.          There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.          A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.          A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a)          Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)          Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.          If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.          If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723)

NRS 92A.420 Prerequisites to demand for payment for shares.

1.          If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a)          Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b)          Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.          If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.          A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723)

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NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.          The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.          The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a)          State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)          Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)          Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)          Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e)          Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724)

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.          A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a)          Demand payment;

(b)          Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)          Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.          If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.          Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.          A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.          The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460 Payment for shares: General requirements.

1.          Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)          Of the county where the subject corporation’s principal office is located;

(b)          If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c)          At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office. The court shall dispose of the complaint promptly.

2.          The payment must be accompanied by:

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(a)          The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b)          A statement of the subject corporation’s estimate of the fair value of the shares; and

(c)          A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725)

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.          A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.          To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a)          Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b)          Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c)          That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d)          That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e)          That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.          Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.          Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.          A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.          A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.          If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.          A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.          The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

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4.           The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.           Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)         For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)         For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815)

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1.           The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.           The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)         Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)         Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.            If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.            In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.            To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.            This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)

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Appendix C

FORM OF DEMAND FOR PAYMENT OF FAIR VALUE

CHINA ENERGY CORPORATION

c/o Agency Services of Nevada

245 East Liberty Street

P O Box 6477

Reno, NV 89513

Attn:      Wenxiang Ding, President and CEO

Re:          Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split

It is understood that a reverse stock split is to be effected by the Company as described in the Information Statement, dated ____________, 2013, made available or sent by the Company to its stockholders (the “Reverse Stock Split”). The undersigned stockholder of China Energy Corporation (the “Company”) hereby demands, pursuant to Section 92A.420, Nevada Revised Statutes, that the company pay to the undersigned the fair value of the shares of Common Stock, par value $0.001 per share. The fair value is to be determined based on the fair value that the undersigned would be entitled to in connection with the Reverse Stock Split if the Company had not elected to pay cash in lieu of issuing such fractional share.

The undersigned hereby certifies that he/she currently beneficially owns _____ shares of the Company’s Common Stock, before giving effect to the proposed Reverse Stock Split. The undersigned hereby certifies that he/she acquired beneficial ownership of _____ of such shares before ______, 2013, the date on which the Company first publicly announced, by current report filed with the United States Securities and Exchange Commission, its intention to effect the Reverse Stock Split. The undersigned hereby certifies that he or she did not vote for the transaction. The undersigned does not accept the Company’s offer of the estimated fair value. The undersigned estimates that the fair value of the shares currently owned is $_____________ per share. The undersigned hereby makes a demand for payment of this estimated value plus interest.

(Name as it appears on share certificates)

Address

(Signature)

(Date)

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Appendix D

FORM OF TRANSMITTAL LETTER
OF CHINA ENERGY CORPORATION

Return this form with your original stock certificate in the enclosed envelope to:

Quicksilver Stock Transfer, LLC

6623 Las Vegas Blvd. South #255
Las Vegas, Nevada 89119

DO NOT RETURN THIS FORM TO CHINA ENERGY CORPORATION

DIRECT ANY QUESTIONS TO QUICKSILVER STOCK TRANSFER, LLC (702) 629-1883

Please carefully review the instructions before completing this Transmittal Letter. Quicksilver Stock Transfer, LLC (“Quicksilver”), the processing agent, can assist you if needed in completing this Transmittal Letter.

This Transmittal Letter is for use of holders of common shares of China Energy Corporation (the “Company”) in connection with the proposed reverse stock split of the common shares as more fully described in the steps listed below:

(a)     Effective at the midnight MST of ________, 2013 (the “Effective Time”), the shares of the Company’s common stock will reverse split on a 12,000,000 for 1 basis (the “Reverse Split”);

(b)     Thereupon, each 12,000,000 pre-split the Company’s common shares will be converted to one common share, with holders of less than one whole share after the completion of the Reverse Split entitled to receive cash in lieu of fractional shares in an amount equal to $0.14 per pre-split share. As a result, stockholders owning fewer than 12,000,000 pre-split the Company’s common shares at the Effective Time will be cashed out and no longer be stockholders of the Company.

The records of Quicksilver show that you are a holder of common shares of the Company. By completing this Transmittal Letter, you hereby represent and warrant that you are the owner of the number of common shares of the Company which are represented by the stock certificate(s), described below and delivered herewith and have full power and authority to herewith deposit such shares. You hereby surrender the shares under the certificates listed below. The undersigned hereby authorizes and directs Quicksilver to issue (please select one):

[  ] a certificate for new common shares to which the undersigned is entitled to because the undersigned owns 12,000,000 or more pre-split common shares of the Company; or

[  ] a check in the amount equal to $0.14 per pre-split share because the undersigned owns less than 12,000,000 pre-split common shares of the Company.

1. About You and Your Shares—Indicate Address Change as Necessary Below

Name: _______________________________________________________________
Street: _______________________________________________________________
City, State ZIP: ________________________________________________________
Email address: _________________________________________________________

Total Number of Certificated Shares Enclosed:
Number of Shares	Certificate Number

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2. Required Signatures—All stockholders must sign below exactly as shown on your stock certificates that you are tendering to Quicksilver.

X _____________________________________________________________________________
Signature of Stockholder Date

_______________________________________________________
Name of Stockholder (Print)

(______) _______—__________ (Daytime Phone Number, including Area Code)

3. Lost, Missing or Destroyed Certificate(s)

To replace any lost, missing or destroyed certificates, please contact Quicksilver, the processing agent for the Company’s common stock, immediately at (702) 629-1883. Replacement of any lost, missing or destroyed certificates may require you to provide a bond, indemnity, or other reasonable assurances required by Quicksilver.

4. Special Delivery Instructions

Stock certificates will be mailed to the person and address shown in box 1 above unless you indicate a different address below:

ADDRESS __________________________________________________________

CITY STATE ZIP_____________________________________________________

INSTRUCTIONS FOR COMPLETING THE TRANSMITTAL LETTER

All stockholders in possession of the Company’s shares must surrender their original stock certificates to Quicksilver in order to receive the new stock certificates evidencing the 12,000,000:1 Reverse Split or cash if the stockholder owns less than 12,000,000 pre-split shares (the “Exchange”).

Until the Company’s stock certificates are received by Quicksilver at the address set forth in the Transmittal Letter, together with such documents as Quicksilver may require, and until such documents are processed for Exchange by Quicksilver, the holder of such stock certificates shall not be entitled to receive the new certificate(s) or cash.

If your stock certificates are lost, stolen or destroyed, please refer to Instruction 9 below. The Reverse Split is subject to the terms, conditions and limitations described in the information statement mailed to stockholders on or about ______, 2013.

YOUR STOCK CERTIFICATES FOR ANY CERTIFICATED SHARES YOU HOLD MUST BE RETURNED WITH THE TRANSMITTAL LETTER FOR YOUR EXCHANGE TO BE VALID.

IF YOU HOLD ANY OF YOUR SHARES OF THE COMPANY WITH A STOCKBROKER IN STREET NAME, YOU WILL RECEIVE AND SHOULD FOLLOW THE SEPARATE TRANSMITTAL INSTRUCTIONS FROM YOUR BROKER.

Instruction 1 Exchange Deadline

To make a valid Exchange and have the Company pay for all costs associated with the Exchange you must deliver this Transmittal Letter, properly completed, and your stock certificates to Quicksilver at the address shown on the Transmittal Letter as soon as possible and preferably before ______, 2013. Stockholders will be responsible for any costs associated with the Exchange if they tender their shares to Quicksilver after ______, 2013. Please do this in a timely manner to ensure a prompt Exchange. Quicksilver will have reasonable discretion to determine whether any Transmittal Letter is received on a timely basis and whether a Transmittal Letter has been properly completed. Any such determinations are conclusive and binding. Failure to return a Transmittal Letter and surrender stock certificates may result in the stockholder being responsible for any costs associated with the Exchange.

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Instruction 2 Signatures on Transmittal Letter, Stock Powers and Endorsements

(a)	All signatures must correspond exactly with the name written on the face of the stock certificate without alteration, variation or any change whatsoever.

(b)   If the stock certificates surrendered are held of record by two or more joint owners, all such owners must sign the Transmittal Letter.

(c)   If any surrendered the Company’s shares are registered in different names on several stock certificates, it will be necessary to complete, sign and submit as many separate Transmittal Letters as there are different registrations of stock certificates.

(d)   If this Transmittal Letter is signed by a person(s) other than the record holder(s) of the Company’s stock certificates delivered (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate.

(e)   If this Transmittal Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying stock certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

Instruction 3 Signature Guarantees Usually Not Required

Signatures on the Transmittal Letter need not be guaranteed unless you intend to place new certificate, if you are entitled one, in a different name than is on the current certificate. In such event, signatures on this Transmittal Letter must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Medallion Program, or by a stockbroker who is a member of such Program. Public Notaries cannot execute acceptable guarantees of signatures and the signature of a Notary Public is not acceptable for this purpose. You must also contact Quicksilver on anything else they would require from you to transfer your certificate.

The following are frequently requested types of registration changes. If your circumstances differ from those listed below, or if you have any other questions, please contact Quicksilver at (702) 629-1883.

Name change due to marriage or transfer of ownership to another individual:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the Transmittal Letter. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed. (See Instruction 3 for information on Signature Guarantees).

Stockholder whose name is printed on the Transmittal Letter is deceased. You are the executor or administrator of the estate:

1.	Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).
2.	Obtain a signature guarantee for the legal representative. (See Instruction 3 for information on Signature Guarantees).
3.	Contact Quicksilver for any other Instructions.

The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor only:

1.	Provide a certified (under raised seal) copy of death certificate.
2.	Provide survivor’s signature (signature guarantee is not necessary in this case).

The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor and adding a name:

1.	Provide a certified (under raised seal) copy of death certificate.
2.	Survivor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)
3.	Contact Quicksilver for any other Instructions.

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The account is a custodial account and the former minor has reached the legal age of majority:

1.	The former minor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)
2.	Provide a certified (under raised seal) copy of the birth certificate for the former minor.
3.	Contact Quicksilver for any other Instructions.

If the request is being made by the minor who has now reached the age of majority:

1.	The former minor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)
2.	Contact Quicksilver for any other Instructions.

You want to have the account registered in the name of a trust:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the Transmittal Letter. If it is a joint account, both owners must sign and have their signatures guaranteed. (See Instruction 3 for information on Signature Guarantees.)
2.	Provide a copy of the first and last pages of the trust agreement.
3.	Contact Quicksilver for any other Instructions.

Instruction 4 Special Delivery Instructions

Complete Box 4 only if you want the Company’s stock certificate or cash from the surrender of your shares to be delivered to an address other than the one printed in Box 1 entitled “About You and Your Shares.” Note: Your address of record will not be affected by completing this section.

Instruction 5 Delivery of Transmittal Letter and Stock Certificates

This Transmittal Letter, properly completed and duly executed, together with the certificate(s) representing the Company’s shares, should be delivered to Quicksilver at the address set forth on the front of the Transmittal Letter. The method of delivery of the Company’s stock certificates and all other required documents is at the election and risk of the holder of such shares; however, if such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Insert in the box at the top of the Transmittal Letter the certificate number(s) of the Company’s common stock certificate(s) which you are surrendering and the number of shares represented by each certificate. If the space provided is insufficient, attach a separate sheet listing this information.

Instruction 6 Validity of Surrender, Irregularities

All questions as to validity, form and eligibility of any surrender certificates will be determined, in its sole discretion, by the Company (which may delegate the power to so determine in whole or in part to Quicksilver), and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any certificate(s) and its interpretation of the terms and conditions of the Transmittal Letter or any other documents delivered therewith with respect to such irregularities or defects shall be final and binding. Surrender will not be deemed to have been validly made until all irregularities and defects have been cured or waived.

Instruction 7 Lost, Stolen, or Destroyed Certificates

If your stock certificate(s) of the Company are lost, stolen or destroyed, please contact Quicksilver at (702) 629-1883 immediately for instructions on how to proceed.

Instruction 8 Holders Who Are Nominees, Trustees or Other Representatives

Each holder of record of the Company’s shares is entitled to make an election and submit a Transmittal Letter covering all Company’s shares actually held of record by such holder. Nominee record holders, which include brokers, trustees or any other person that holds Company’s shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of Company’s shares held through such nominee record holders, but such elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms. Persons submitting a Transmittal Letter on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to above.

D-4

Instruction 9 Miscellaneous

Neither the Company nor Quicksilver is under any duty to give notification of defects in any Transmittal Letter. The Company and Quicksilver shall not incur any liability for failure to give such notification, and the Company and Quicksilver has the absolute right to reject any and all Transmittal Letters not in proper form or to waive any irregularities in any Transmittal Letter.

Instruction 10 Information and Additional Copies

Additional copies of this document may be obtained by telephoning Quicksilver at (702) 629-1883. All inquiries with respect to the completion of the Transmittal Letter or the surrender of the Company’s stock certificates should be made directly to Quicksilver at (702) 629-1883.

Instruction 11 Substitute Form W-9

You are required to provide Quicksilver with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 included herein. Failure to provide the information on the form may subject you to a _____ federal income tax withholding on the payment of any amounts due for the certificate(s). The certificate included at the bottom of the form must be completed if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the certificate is completed and Quicksilver is not provided a TIN within sixty (60) days, Quicksilver will withhold ____ on payment of any amount due for the certificate(s) until a TIN is provided to Quicksilver.

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder is required to provide Quicksilver (as payer) with such stockholder’s correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herein. If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $___ penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to surrendered certificates may be subject to backup withholdings. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholdings and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to the individual’s exempt status. Such statements can be obtained from Quicksilver. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If backup withholding applies, Quicksilver is required to withhold ___ of any amount otherwise payable to the stockholder. Backup withholdings is not an additional tax. Any amount withheld under backup withholding is allowable as a refundable credit against your federal income tax liability, provided you furnish the required information to the Internal Revenue Service. Such amounts, once withheld, are not refundable by Quicksilver.

Purpose of Substitute Form W-9

To prevent backup withholdings on payments that are made to a stockholder pursuant to the Reverse Split, the stockholder is required to notify Quicksilver of his or her correct TIN by completing the form certifying that the TIN provided in Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (1) the stockholder has not been notified by the internal Revenue Service that he or she is subject to backup withholdings as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholdings. If a TIN is not provided to Quicksilver within sixty (60) days, Quicksilver is required to withhold ___ of all reportable payments thereafter made to the stockholder until a TIN is provided.

What Number to Give Quicksilver

The stockholder is required to give Quicksilver the social security number or employer identification number of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidelines on which number to report.

D-5

PAYER: QUICKSILVER STOCK TRANSFER, LLC

	Part I-PLEASE PROVIDE YOUR TIN IN THE	Social Security Number
SPACE AT RIGHT AND CERTIFY BY SIGNING
	AND DATING BELOW.	OR Employer identification number

SUBSTITUTE	Part II-	Part III
Form W-9 Department of the Treasury Internal Revenue Service	For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.	Awaiting TIN Y
Certification-UNDER PENALTIES OF PREJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
Payer's Request for
Taxpayer Identification Number (TIN)	(2) 1 am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Also see instruction in the enclosed Guidelines.

SIGNATURE ......... ................... . ...... DATE .............................. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE F0RM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE

IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE F0RM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part III (and have completed this Certificate of Awaiting Taxpayer Identification Number), ___ of all cash payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Processing Agent.

SIGNATURE ___________________________________ DATE ______________________________

D-6

Appendix E

CEC Annual Cost Analysis Chart

Independent certified public accountant audit costs	$180,000
Outside securities legal counsel compliance costs	$78,000
Investment advisory firm costs,Market maker costs,Marketing and Promotional costs	$183,486
Internal staff costs,including executive time required to prepare and review public filings	$48,000
Corporate registration fees and reporting costs, statutory agent costs and stock transfer agent costs	$31,070
Independent director salary	$50,525
Directors and officers liability insurance	$163,000
Income tax return and State tax return Service costs	$16,000
Total	$750,081

E-1

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Appendix F

October 23, 2012

Special Committee of the Board of Directors

China Energy Corporation

China Energy Corporation (the “Company”), a Nevada “C” Corporation, is considering the redemption via a reverse split of Company common stock (“equity”) shares owned by certain parties not deemed “insiders” by Securities and Exchange Commission regulations. You asked that I appraise the fair value of the Company’s common equity as of October 23, 2012 based on information available as of that date, including Company financial results through August 31, 2012, its latest quarterly reporting period, to help establish the redemption price.

The Company is a holding company. It owns no assets and conducts no business operations other than its investments in its subsidiaries. Two of them, Inner Mongolia Tehong Coal & Power Group Co., Ltd. (“Coal Group”) and Inner Mongolia Zhunger Heat Power Co., Ltd. (“Heat Power”) are its only operating subsidiaries. Both are domiciled in the People’s Republic of China (“PRC”). Coal Group mines (from an Ordos City site), processes, and trades raw coal used for heating, electrical power generation, and steel coking. Heat Power distributes heated water and electricity to Xuejiwan, the administrative center of Zhunger, one of seven Ordos counties. Coal Group generated approximately 90% of 2012 fiscal year to date revenue, and Heat Power generated the remainder. Both subsidiaries operate under regulation by the PRC and its Inner Mongolia Autonomous Region.

On November 30, 2010, the Company entered into a series of contractual arrangements pursuant to which control, economic benefits, and costs of ownership of the operating subsidiaries flow directly to Beijing Tehong Energy Technology Consulting Co., Ltd., a PRC-designated “Wholly Foreign Owned Enterprise (“WFOE”), wholly owned by the Company through other subsidiaries.

The chart on the next page summarizes the holding company and subsidiary structure:

F-1

20010 Marchmont Road
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rand@curtiss.com
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On November 30, 2010, the WFOE entered into a series of parallel agreements with both operating subsidiaries allowing it to manage and control of them.

Because of its holding company structure, the Company relies entirely on certain payments from the operating subsidiaries to Tehong Consulting, followed by dividend payments from Tehong Consulting to the Company. PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which must be set aside as statutory reserve funds.

Summarizing this appraisal:

•	PRC coal demand exceeds supply and will continue to do so for many years due to economic growth
•	Company coal reserves are declining and current production is unsustainable, but rising coal prices, increased coal trading revenue, and higher heat and electricity revenue will mitigate coal production declines
•	No additions to Company reserves are projected because information about them is insider information and undisclosed

F-2

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

•	The best indication of Company share fair value is its market price
•	Information on the PRC economy, its coal and heat / electricity distribution industries, the Company, and capital market data, integrated with multiple valuation approaches, metrics, and reasonability tests, built confidence that:

Company equity fair value was $0.17 per share as of October 23, 2012.

This opinion applies only for the stated purpose, use, and date. This appraiser:

•	Will not disclose engagement data, results, or occurrence unless authorized or legally required
•	Reached an objective, independent value conclusion limited by reported information and assumptions
•	Cannot attest to Company records’ accuracy or regulatory compliance
•	Has no present or prospective Company ownership and received no assistance or contingent compensation
•	Considered legal issues from a lay perspective and assumed unencumbered fee simple ownership
•	Cannot guarantee others’ acceptance of this report, or be deposed or testify without prior arrangements
•	Complied with professional business valuation standards and is a qualified appraiser as he:
•	Has valued over 3,500 businesses for taxation, transaction, litigation, and compliance purposes
•	Serves on The Institute of Business Appraisers (IBA) Education and Editorial Committees
•	Is an IBA Fellow (FIBA) and Master Certified Appraiser (MCBA) publishing extensively on valuation topics
•	Is President of Loveman–Curtiss, Inc., a Member of the American Business Appraisers National Network
•	Held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil
•	Holds a Princeton B.A. (Economics, cum laude) and a Harvard M.B.A. (Finance, with distinction)
•	Is a Case Weatherhead Professional Fellow and an Adjunct Economics Professor at John Carroll University

Very truly yours,

This report is not final unless signed.

Rand M. Curtiss, FIBA, MCBA

F-3

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Assumptions: Nevada Fair Value

Nevada Revised Statute §92A.320 defines fair value as “the value immediately before the effectuation of the corporate action…excluding any appreciation or depreciation in anticipation of the corporate action.” Recently, the Nevada Supreme Court answered several questions as to how to determine the fair value of shares under this statute in American Ethanol, Inc. v. Cordillera Fund, L.P. (May 5, 2011). Noting that determining fair value “is not easy,” the Court concluded that a trial court might rely on “proof of value by any technique that is generally accepted in the relevant financial community and should consider all relevant factors, but the value must be fair and equitable to all parties.”  This is substantially similar to language that the Nevada Legislature added to the definition of “fair value” in 2009: “customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal.”

The most authoritative general guidance on valuation consistent with the above is Revenue Ruling 59–60, which defines fair market value as the arm’s–length cash price negotiated by able, willing, hypothetical, informed, noncompulsed, unbiased parties like those owning a few shares of public companies, ceding power to management, and expecting dividends and value growth. Potential fair market investors are the Company, other owners, or passive third parties lacking special expertise. Value reflects facts knowable on the valuation date:

Consideration	Discussion	Report Section(s)
Business nature / history	Mongolian coal mining and heat distribution	Industry / Company
Economic outlook	Sustained but moderating growth	Economic / Industry
Industry outlook	Demand exceeds supply, but coal reserves are limited	Industry
Book value	Assumes liquidation, not going concern: irrelevant	Asset Approach
Financial condition	Cash flow positive, liquid, prudent debt	Company
Earning capacity	Equity cash flow measures this	Income Approach
Dividend capacity	Severely restricted by PRC currency controls	Income Approach
Goodwill / intangible value	Going concern equity value includes these	Income / Market Approaches
Past interest sales	Publicly traded (OTC) with very low volume	Market Approach
Interest size	1-share minority marketable interest	Conclusion
Similar interests’ prices	Insufficient for Company value, ample for discount	Conclusion

Certain assumptions (justified below) materially affected appraised fair market value. One, however, is highly significant: a Company investor cannot reasonably expect dividends, because:

F-4

20010 Marchmont Road
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voice 216.831.1795
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rand@curtiss.com
www.curtiss.com

1.	Foreign investors doing business in the PRC under the WFOE legal form of organization, although permitted to control and manage the WFOE, are subject to unique restrictions which materially reduce their expected return.
2.	The PRC State Administration of Foreign Exchange (“SAFE”) regulates foreign currency transactions including, but not limited to, dividends and other repatriations of funds. It exerts strong control over WFOE cash flow through a complex and time-consuming process of licensure, registration certification, and ongoing transaction approvals. “Current accounts” must be maintained for day-to-day transactions including dividends. “Capital accounts” must also be maintained, and are more restrictive.
3.	Payments to a foreign parent company for services provided to a subsidiary (including management fees) may be subject to a 5% business tax and may not be allowed as a deduction by the PRC tax authority.
4.	Payments of dividends are subject to withholding, and 10% of annual after-tax profits must be reserved and remain in equity until the cumulative reserve reaches 50% of “registered capital.” The cumulative reserve as of August 31, 2012 was $2,447,598, but the “registered capital” amount was not disclosed, so it is unclear whether the cumulative reserve meets the statutory requirement. (There is an additional safety and maintenance reserve fund of $7,040,719 unrelated to the preceding.)

Source: The Journal of Accountancy, “Business Basics in China,” May 2011

These restrictions significantly increase the risk that dividends may not be permitted due to deficient statutory reserves or failure to obtain state approval for payment. They also substantially increase their after-tax cost. Stated Company dividend policy is as follows, per its August 31, 2012 SEC 10-Q report:

Dividend Policy

We do not anticipate paying cash dividends in the foreseeable future. Presently, we intend to retain all of our earnings, if any, to finance development and expansion of our business.

We are a holding company incorporated in the State of Nevada and do not have any assets or conduct any business operations other than our investments in our subsidiaries. As a result of our holding company structure, we rely entirely on certain payments from the Operating Companies to Tehong Consulting, followed by dividend payments from Tehong Consulting. PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which is required to be set aside for certain reserve funds.  In addition, PRC capital and currency regulations may limit our ability to pay dividends.  Our inability to receive all of the revenues from the Operating Companies’ operations may provide an additional obstacle to our ability to pay dividends if we so decide in the future.

Tax costs, foreign currency restrictions, statutory reserve requirements, and Company dividend policy all indicate that it is unreasonable for foreign Company investors to expect dividends.

F-5

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Economic Value Factors

Global political gridlock and short–term government policy compromises have created major real growth and unemployment risks. Inflation and interest rates will remain low. Europe is in recession. Emerging markets’ (Brazil, China, India, and Russia) growth is slowing.

Over the short- or medium-term, Chinese GDP will continue to grow at around 9% (the trend over last decade). This will be fostered by government policies favoring products that include Chinese intellectual property and content, subsidies for key industries including coal and electric power generation, and probable maintenance of the renminbi (‘RMB”) at a low rate relative to the U. S. dollar.

.

China’s most recent (12th) Five-Year Plan outlines a number of reform targets that, if implemented, will help China continue to grow.  Targets include 7% annual GDP growth, urban registered unemployment no higher than 5%, and general price stability. This will involve increased domestic consumption, growth in emerging industries, higher service sector GDP, a more urbanized population, increased research and development outlays, environmental and clean energy initiatives, protection of the agricultural production base, a population ceiling of 1.4 billion, and other economic and social policies.

This outlook implies continued but decelerating real growth, low inflation and interest rates and lower unemployment rates. This in turn implies moderate to high investment returns with moderate risk. Multiple sources built confidence in it:

New York Times	Forbes Magazine	Economist Magazine	Wall Street Journal

Industry Value Factors

First Research Corporation’s October 8, 2012 Coal Mining report describes the coal industry, noting that the PRC is the largest world producer of coal, accounting for 40% of global production. Demand is driven by electric power generation, steam (heat) generation, and steel production. Profitability depends on operating efficiency as coal is a commodity sold on price. Large companies have significant economies of scale in production and distribution. Smaller firms like the Company compete by securing long-term contracts and supplying local customers.

Due to its rapid economic growth, PRC demand for coal accounts for 50% of global demand, well in excess of domestic supply, necessitating net imports since 2009, primarily from the U.S. At current production rates, unless material new coal deposits are discovered, China will exhaust its proven reserves in about two decades.

High production rates have led to relatively high accident rates, creating the risk of stricter regulations.

The demand / supply imbalance has caused PRC producers to seek to acquire foreign coal reserves, particularly in the U. S., but these are subject to transportation cost, U. S. distribution and port capacity, and environmental limitations.

Mongolian coal production is growing rapidly, having quadrupled to over 40 million metric tons per year from 2008 production levels based on Energy Information Administration data.

F-6

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

The same source projects the impending peak production:

F-7

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
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First Research Corporation’s August 20, 2012 Electric Power Generation report describes the industry, whose demand drives Coal Group and Heat Power revenue. The global electricity industry generates about 20 trillion kilowatt-hours of electricity. The PRC is the second largest national producer of electrical power. Demand is driven by commercial, government, and residential needs, which depend mainly on economic activity and population growth. Profitability is determined by government regulations and fuel costs. Large companies have an advantage in negotiating fuel contracts and being able to pass on the costs of implementing government regulations directly to consumers. Small companies can compete effectively by exploiting market niches, such as offering green power in regulated markets. The Company has an exclusive contract to supply heat to rural Mongolian areas, for which power is generated by coal combustion.

About half of China's electricity supply is run by five state-owned holding companies. China's power generation is expected to increase threefold between 2012 and 2035, with environmental concerns likely secondary to capacity expansion. Coal is expected to continue to dominate as a source of fuel for PRC power generation.

Company Value Factors

F-8

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

The Company’s operations may be adversely affected by political, economic, and social uncertainties in the PRC. The PRC government has been pursuing economic reform policies for more than twenty years. No assurance can be given that it will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or unforeseen circumstances. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

The Company’s mining operations are subject to extensive national and local governmental regulations, which may be revised or expanded.  Generally, compliance with these regulations requires the Company to obtain permits issued by regulatory agencies.  Certain permits require periodic renewal or review of their conditions.  The Company cannot predict whether it will be able to obtain or renew such permits or whether material changes in permit conditions will be imposed. The inability to obtain or renew permits or the imposition of additional conditions could have a material adverse effect on the Company’s ability to develop and operate its mines.

As is customary in the PRC, except for auto coverage, Coal Group and Heat Power do not carry sufficient insurance. As a result, the Company is effectively self-insuring its risks of potential accidents or losses. Given the nature of the industry, the Company may be exposed to risks that could have a material adverse impact on its return.

A major risk factor is the declining level of Company coal reserves. In fiscal 2011, it produced 1,080,833 metric tons of coal, reducing its proven reserves to 5,966,360 tons and its probable reserves to 1,137,910 tons, for a total reserve of 7,104,270 tons. At this rate of production, reserves will be exhausted in 6.6 years.

History is not predictive, as it improbably assumes the future will be like the past. It cannot be, because the Company’s total coal reserves are declining and will be exhausted shortly. Company return (expected results) and risk (their uncertainty) determine value. That expectations may be incorrect in hindsight is irrelevant. Independently projected Company results reflect economic, industry and Company outlooks and assume that:

1.	Coal production from the existing mine will peak and decline, with that revenue loss offset by higher coal prices, increased coal trading revenue, and slowly rising Heat Power revenue. These assumptions are highly speculative. There are no disclosed reserve acquisitions or development. The Company has accumulated cash, advanced amounts to suppliers, and acquired land adjacent to its mine. Based on information publicly available, there is no means of quantifying the potential for new reserves and production. As explained below, excess cash, supplier advances, and the land investment are added to equity value. This reflects their current values. It does not reflect the potential return or the risk of developing new reserves, for which redeemed shareholders will not be eligible. This appraiser believes this to be equitable valuation treatment consistent with the Nevada fair value statute.
2.	Operating and net profit margins are unchanged; cost increases are passed on to buyers
3.	Tax rates do not change
4.	Working capital items vary with revenue
5.	Fixed assets vary with revenue

F-9

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

6.	Short- and long-term debt vary with revenue
7.	Other assets and liabilities vary with revenue
8.	No dividends are paid

When evaluating these projections, it is essential to note that:

1.	This appraiser prepared them independently considering only cited information.
2.	Company management was not asked to comment upon them, in order to protect confidential inside information and to maintain appraiser objectivity.
3.	The Company does not provide “earnings guidance” and no securities analysts cover it.
4.	These projections are speculative, reducing confidence in them for valuation purposes.
5.	These risks are accounted for in the discounted cash flow analysis (below).
6.	Projected cash flow to equity investors is not distributable to foreign investors.
7.	Disclosed 2011 officer compensation rates were low: the President / CEO earned $12,000, the Vice General Manager, Coal Group $11,200 and the CFO (who resigned in late 2011) $55.500. These low rates are assumed to continue because of the PRC currency controls.

Historical annual, nine-month fiscal 2011 and 2012, and projected annual results (italicized):

$ [Δ = Change In]	Forecast	8	9	10	11	11Y	12Y	12	13	14	15	16
Sales	5% growth after 2012	19,884,097	41,715,003	88,045,275	157,686,054	101,533,393	146,703,801	195,556,167	188,829,035	182,333,316	176,061,050	170,004,550
Cost of Sales	Constant margin	(13,952,998)	(29,357,944)	(54,118,119)	(104,933,710)	(67,227,722)	(118,427,782)	(157,864,233)	(152,433,704)	(147,189,984)	(142,126,649)	(137,237,492)
Gross Profit	Calculated	5,931,099	12,357,059	33,927,156	52,752,344	34,305,671	28,276,019	37,691,933	36,395,331	35,143,331	33,934,401	32,767,057
Operating Expense	Constant margin	(2,666,641)	(5,463,771)	(9,326,143)	(13,180,635)	(9,860,912)	(12,721,797)	(16,958,155)	(16,374,795)	(15,811,502)	(15,267,586)	(14,742,381)
Operating Income	Calculated	3,264,458	6,893,288	24,601,013	39,571,709	24,444,759	15,554,222	20,733,778	20,020,536	19,331,830	18,666,815	18,024,676
Other Income	Constant margin	2,963,411	1,187,992	850,115	1,417,613	1,149,211	(2,591,401)	(3,454,338)	(3,335,508)	(3,220,767)	(3,109,972)	(3,002,989)
Net Interest Expense	Constant rate and debt level	(765,388)	(793,670)	(1,619,552)	(2,780,628)	(1,706,818)	1,698,007	2,263,443	2,263,443	2,263,443	2,263,443	2,263,443
Other Income	Calculated	2,198,023	394,322	(769,437)	(1,363,015)	(557,607)	(893,394)	(1,190,894)	(1,072,065)	(957,324)	(846,529)	(739,546)
Income Before Taxes	Calculated	5,462,481	7,287,610	23,831,576	38,208,694	23,887,152	14,660,828	19,542,884	18,948,471	18,374,506	17,820,285	17,285,130
Income Taxes	PRC statutory rates	(1,503,478)	(2,181,391)	(6,236,416)	(10,573,467)	(7,573,778)	(5,727,710)	(7,635,037)	(7,402,812)	(7,178,574)	(6,962,051)	(6,752,976)
Net Income	Calculated	3,959,003	5,106,219	17,595,160	27,635,227	16,313,374	8,933,118	11,907,846	11,545,659	11,195,932	10,858,235	10,532,155
Shares Outstanding	Reported	45,000,000	45,000,000	45,000,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000
Net Income Per Share	Calculated	0.09	0.11	0.39	0.61	0.36	0.20	0.26	0.26	0.25	0.24	0.23
Currency Translation	Highly unpredictable	1,883,321	43,559	1,010,025	2,891,182	2,778,992	350,554	467,288	0	0	0	0
Dividend	None	0	0	0	0	0	0	0	0	0	0	0
Cash	Retained balance	456,802	5,073,645	4,580,540	31,007,269		33,027,738	35,647,055	49,266,816	62,465,500	75,257,592	87,657,080
Receivables	Vary with revenue	3,006,456	4,600,667	5,748,007	17,364,962		10,562,097	10,562,097	10,198,761	9,847,923	9,509,155	9,182,040
Inventory	Vary with revenue	500,154	5,574,465	3,248,605	10,096,645		13,186,414	13,186,414	12,732,801	12,294,793	11,871,852	11,463,460
Other Current Assets	Vary with revenue	7,084,084	9,958,902	8,608,191	52,452,124		52,709,085	52,709,085	50,895,892	49,145,074	47,454,483	45,822,049
Current	Calculated	11,047,496	25,207,679	22,185,343	110,921,000		109,485,334	112,104,651	123,094,271	133,753,290	144,093,083	154,124,629
Net Fixed Assets	Vary with revenue	43,597,133	47,326,294	57,607,500	62,937,747		64,081,867	64,081,867	61,877,451	59,748,866	57,693,505	55,708,849
Intangible Assets	None	0	0	0	0		0	0	0	0	0	0
Other Assets	Vary with revenue	9,102,580	14,076,939	23,523,687	13,284,420		14,906,751	14,906,751	14,393,959	13,898,807	13,420,688	12,959,016
Assets	Calculated	63,747,209	86,610,912	103,316,530	187,143,167		188,473,952	191,093,269	199,365,680	207,400,963	215,207,276	222,792,494
Short-Term Debt	Varies with revenue	16,274,051	21,984,291	18,371,836	38,590,954		34,918,474	34,918,474	33,717,278	32,557,404	31,437,429	30,355,982
Payables	Vary with revenue	9,389,617	11,489,568	16,000,738	21,716,148		16,978,287	16,978,287	16,394,234	15,830,272	15,285,711	14,759,882
Other Liabilities	Vary with revenue	5,191,636	13,661,385	9,536,367	27,091,592		22,867,332	22,867,332	22,080,696	21,321,120	20,587,673	19,879,457
Current Liabilities	Calculated	30,855,304	47,135,244	43,908,941	87,398,694		74,764,093	74,764,093	72,192,208	69,708,796	67,310,814	64,995,322
Long-Term Debt	Varies with revenue	0	0	0	6,906,957		11,494,390	11,494,390	11,098,983	10,717,178	10,348,507	9,992,518
Other Liabilities	Vary with revenue	4,790,048	6,224,033	7,451,567	8,804,664		8,894,088	8,894,088	8,588,131	8,292,700	8,007,431	7,731,975
Equity	No change	28,101,857	33,251,635	51,956,022	84,032,852		93,321,381	95,940,698	107,486,358	118,682,290	129,540,524	140,072,679
Liabilities & Equity	Calculated	63,747,209	86,610,912	103,316,530	187,143,167		188,473,952	191,093,269	199,365,680	207,400,963	215,207,276	222,792,494
Net Income	Calculated		5,106,219	17,595,160	27,635,227			11,907,846	11,545,659	11,195,932	10,858,235	10,532,155
∆ Receivables	Calculated		(1,594,211)	(1,147,340)	(11,616,955)			6,802,865	363,336	350,837	338,769	327,115
∆ Inventory	Calculated		(5,074,311)	2,325,860	(6,848,040)			(3,089,769)	453,613	438,008	422,941	408,392
∆ Other Current A.	Calculated		(2,874,818)	1,350,711	(43,843,933)			(256,961)	1,813,193	1,750,819	1,690,591	1,632,434
∆ Payables	Calculated		2,099,951	4,511,170	5,715,410			(4,737,861)	(584,053)	(563,962)	(544,561)	(525,828)
∆ Other Current L.	Calculated		8,469,749	(4,125,018)	17,555,225			(4,224,260)	(786,636)	(759,576)	(733,447)	(708,216)
∆ Working Capital	Calculated		1,026,360	2,915,383	(39,038,293)			(5,505,986)	1,259,452	1,216,127	1,174,292	1,133,896
Operating Cash Flow	Calculated		6,132,579	20,510,543	(11,403,066)			6,401,860	12,805,111	12,412,059	12,032,527	11,666,051
∆ Fixed	Calculated		(3,729,161)	(10,281,206)	(5,330,247)			(1,144,120)	2,204,416	2,128,584	2,055,361	1,984,657
∆ Intangible	Calculated		0	0	0			0	0	0	0	0
∆ Other Assets	Calculated		(4,974,359)	(9,446,748)	10,239,267			(1,622,331)	512,792	495,152	478,119	461,672
Cash Uses	Calculated		(8,703,520)	(19,727,954)	4,909,020			(2,766,451)	2,717,208	2,623,736	2,533,480	2,446,328
∆ Short-Term Debt	Calculated		5,710,240	(3,612,455)	20,219,118			(3,672,480)	(1,201,196)	(1,159,874)	(1,119,975)	(1,081,448)
∆ Long-Term Debt	Calculated		0	0	6,906,957			4,587,433	(395,407)	(381,805)	(368,671)	(355,989)
∆ Other Liabilities	Calculated		1,433,985	1,227,534	1,353,097			89,424	(305,957)	(295,432)	(285,269)	(275,456)
Cash Sources	Calculated		7,144,225	(2,384,921)	28,479,172			1,004,377	(1,902,559)	(1,837,111)	(1,773,914)	(1,712,892)
∆ Equity	Calculated		43,559	1,109,227	4,441,603			0	0	(0)	(0)	(0)
Equity Cash Flow	Calculated		4,616,843	(493,105)	26,426,729			4,639,786	13,619,761	13,198,684	12,792,092	12,399,487
Dividend	Calculated		0	0	0			0	0	0	0	0
Retained	Calculated		4,616,843	(493,105)	26,426,729			4,639,786	13,619,761	13,198,684	12,792,092	12,399,487
Opening	Calculated		456,802	5,073,645	4,580,540			31,007,269	35,647,055	49,266,816	62,465,500	75,257,592
Closing	Calculated		5,073,645	4,580,540	31,007,269			35,647,055	49,266,816	62,465,500	75,257,592	87,657,080

F-10

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% [Δ = Change In]	Forecast	8	9	10	11	11Y	12Y	12	13	14	15	16	Avg.
Sales	5% growth after 2012	100	100	100	100	100	100	100	100	100	100	100	100
Cost of Sales	Constant margin	(70)	(70)	(61)	(67)	(66)	(81)	(81)	(81)	(81)	(81)	(81)	(81)
Gross Profit	Calculated	30	30	39	33	34	19	19	19	19	19	19	19
Operating Expense	Constant margin	(13)	(13)	(11)	(8)	(10)	(9)	(9)	(9)	(9)	(9)	(9)	(9)
Operating Income	Calculated	16	17	28	25	24	11	11	11	11	11	11	11
Other Income	Constant margin	15	3	1	1	1	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Net Interest Expense	Constant rate and debt level	(4)	(2)	(2)	(2)	(2)	1	1	1	1	1	1	1
Other Income	Calculated	11	1	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(0)	(0)	(1)
Income Before Taxes	Calculated	27	17	27	24	24	10	10	10	10	10	10	10
Income Taxes	PRC statutory rates	(8)	(5)	(7)	(7)	(7)	(4)	(4)	(4)	(4)	(4)	(4)	(4)
Net Income	Calculated	20	12	20	18	16	6	6	6	6	6	6	6
Dividend	None	0	0	0	0	0	0	0	0	0	0	0	0
Cash	Retained balance	1	6	4	17		18	19	25	30	35	39	30
Receivables	Vary with revenue	5	5	6	9		6	6	5	5	4	4	5
Inventory	Vary with revenue	1	6	3	5		7	7	6	6	6	5	6
Other Current Assets	Vary with revenue	11	11	8	28		28	28	26	24	22	21	24
Current	Calculated	17	29	21	59		58	59	62	64	67	69	64
Net Fixed Assets	Vary with revenue	68	55	56	34		34	34	31	29	27	25	29
Intangible Assets	None	0	0	0	0		0	0	0	0	0	0	0
Other Assets	Vary with revenue	14	16	23	7		8	8	7	7	6	6	7
Assets	Calculated	100	100	100	100		100	100	100	100	100	100	100
Short-Term Debt	Varies with revenue	26	25	18	21		19	18	17	16	15	14	16
Payables	Vary with revenue	15	13	15	12		9	9	8	8	7	7	8
Other Liabilities	Vary with revenue	8	16	9	14		12	12	11	10	10	9	10
Current Liabilities	Calculated	48	54	42	47		40	39	36	34	31	29	34
Long-Term Debt	Varies with revenue	0	0	0	4		6	6	6	5	5	4	5
Other Liabilities	Vary with revenue	8	7	7	5		5	5	4	4	4	3	4
Equity	No change	44	38	50	45		50	50	54	57	60	63	57
Liabilities & Equity	Calculated	100	100	100	100		100	100	100	100	100	100	100
Net Income	Calculated		100	100	100			100	100	100	100	100	100
∆ Receivables	Calculated		(31)	(7)	(42)			57	3	3	3	3	14
∆ Inventory	Calculated		(99)	13	(25)			(26)	4	4	4	4	(2)
∆ Other Current A.	Calculated		(56)	8	(159)			(2)	16	16	16	15	12
∆ Payables	Calculated		41	26	21			(40)	(5)	(5)	(5)	(5)	(12)
∆ Other Current L.	Calculated		166	(23)	64			(35)	(7)	(7)	(7)	(7)	(13)
∆ Working Capital	Calculated		20	17	(141)			(46)	11	11	11	11	(1)
Operating Cash Flow	Calculated		120	117	(41)			54	111	111	111	111	99
∆ Fixed	Calculated		(73)	(58)	(19)			(10)	19	19	19	19	13
∆ Intangible	Calculated		0	0	0			0	0	0	0	0	0
∆ Other Assets	Calculated		(97)	(54)	37			(14)	4	4	4	4	1
Cash Uses	Calculated		112	(21)	73			(31)	(10)	(10)	(10)	(10)	(14)
∆ Short-Term Debt	Calculated		0	0	25			39	(3)	(3)	(3)	(3)	5
∆ Long-Term Debt	Calculated		28	7	5			1	(3)	(3)	(3)	(3)	(2)
∆ Other Liabilities	Calculated		1	6	16			0	0	(0)	(0)	(0)	(0)
Cash Sources	Calculated		90	(3)	96			39	118	118	118	118	102
∆ Equity	Calculated		1	6	16			0	0	(0)	(0)	(0)	(0)
Equity Cash Flow	Calculated		91	4	112			39	118	118	118	118	102
Dividend	Calculated		0	0	0			0	0	0	0	0	0
Retained	Calculated		91	4	112			39	118	118	118	118	102
Opening	Calculated		0	0	0			0	0	0	0	0	0
Closing	Calculated		1,111	90	677			115	138	127	120	116	123

Equity cash flow (“ECF”) is yearly Company cash changes netting all receipts and payments. ECF analysis starts with operating profit margin and reflects interest / tax expenses, investment / financing needs, sales, asset, capital, debt, and equity. The major ECF value factor is high capital to equity (due to debt):

F-11

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Ratio [%]	9	10	11	12	13	14	15	16	Measurement of	Risk	Basis
Operating Profit Margin	17	28	25	11	11	11	11	11	Operating profit per sales dollar	Low	Stable
Pretax / Operating Income	106	97	97	94	95	95	95	96	Interest and other expense	Low	Low debt
Pretax Margin	17	27	24	10	10	10	10	10	Pretax profit per sales dollar
Net / Pretax Margin	70	74	72	61	61	61	61	61	Tax rate and expense	Low	Stable
Net Income Margin	12	20	18	6	6	6	6	6	Net profit per sales dollar
Operating Cash Flow / Net Income	120	117	(41)	54	111	111	111	111	Working capital needs	Low	Stable
Operating Cash Flow Margin	15	23	(7)	3	7	7	7	7	Operating cash flow per sales dollar
Equity / Operating Cash Flow	75	(2)	(232)	72	106	106	106	106	Investment / financing needs	Low	Stable
Equity Cash Flow Margin	11	(1)	17	2	7	7	7	7	Equity cash flow per sales dollar
Sales / Capital	76	125	122	137	124	113	103	94	Sales per dollar of debt and equity	Low	No change
Return on Capital	8	(1)	20	3	9	8	7	7	Return on debt and equity
Capital / Equity	166	135	154	148	142	136	132	129	Ratio of debt and equity to equity	Low	Declining
Return on Equity	14	(1)	31	5	13	11	10	9	Return on equity
Equity [$ 000]	33,252	51,956	84,033	0	93,321	95,941	107,486	118,682	Level of equity	Low	Growing
Equity Cash Flow [$ 000]	4,617	(493)	26,427	0	11,825	10,670	10,614	10,506	Distributable cash	Low	Per above

Methodology: Approaches and Metrics

Company share value reflects return, risk, property, obligations, and similar businesses’ sale prices. Three valuation approaches mirror the market, replicating buyer–seller pricing behavior:

Approach	Basis	Premise	Perspective	Metric	Data
Income	Return and risk	Own	Future	ECF	Projections
Asset	Property and obligations	Liquidate	Current	Net assets	Adjusted book value
Market	Similar businesses’ sale prices	Sell	Lateral	Comparables	Sale transactions

The speculative projections and non-distributable nature of equity cash flow reduced confidence in the Income Approach. The Asset Approach liquidation premise was inappropriate: the Company is a going concern and minority owners cannot force it. Although there were no comparables, the market price of Company stock built confidence in the Market Approach.

This appraisal values equity. Investor–employee pay is return on labor, not investment. Investors earn ECF: return on equity. A famous investor said “What is relevant is what you keep:” ECF. ECF divided by equity value is cash return on equity. Equity worth $100 yielding $8 ECF earns 8% return. ECF is distributable, measuring dividend capacity, which is zero for the Company for the reasons cited above. Retained ECF creates appreciation return. Return on equity (zero dividends and appreciation) is ECF. Fair market value is cash value. ECF leads directly to it.

F-12

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

Majority (over 50% of the equity) values are “control,” others “minority.” Liquid (priced as if freely tradable) values are “marketable,” others “non–marketable.” One share of the 45,060,000 outstanding is a minority non–marketable interest

Income Approach: Equity Cash Flow Value

The Income Approach reflects ECF return and value factor risk. Value reflects compounding return. A $100 investment compounding 20% annually grows to $120 after one year, $144 (not $140) after two, and so forth. Retained current ECF raises future ECF. Labeling future value “FV”, present value “PV”, compound annual return “R” and ownership years "T", in T years an investment of PV grows to FV = PV × (1+R) T. Discounting, PV = FV ÷ (1+R) T: the PV of $100 received in one year is less than $100. Investment risk is FV uncertainty due to ECF risk.

Investors require higher return to take higher risk. Company investors’ required return is above mezzanine (subordinated debt) and below private equity rates of 20 to 40%. Low–risk investments earn 20 to 25% return, high–risk 35 to 40%. The 25% Company ECF discount rate reflects its moderate risk. The rate includes the risk–free U. S. Treasury Bond yield, adding SBBI Yearbook 1926–2011 incremental market returns earned during diverse economic conditions on large–company, small–company, and industry stocks. This is the market return. The Company premium reflects its ECF risks rated (1) / 0 / 1 if low / neutral / high. The total is Company investors’ required return: the ECF discount rate. It remains constant for five years and rises 10% post–forecast (“PF”) due to higher long–term risk (reserve depletion):

Market Risk	%	Source
Risk-Free Rate	2.4	20-Year Treasury '10/23/12
Equity Premium	6.6	Long Horizon
Industry Premium	2.6	SIC 122 "Coal Mining"
Size Premium	11.8	Decile 10z
Market Rate	23	Calculated, rounded
Company Risk	+/-	Basis
Sales Level / Growth	(1)	Very rapid with low risk
Operating Profit	(1)	High, stable margins
Interest Expense	(1)	Prudent debt, flat rates
Tax Expense	0	No change
Working Capital	0	Stable need
Investment / Financing	0	No major needs
Capital Intensity	0	Stable
Debt to Equity	0	Prudent
Level of Equity	(1)	High, growing
Key Person Risk	(1)	Low
Factor Rating	(5)	Sum of ratings
Factors Rated	10	Number of factors
Minimum Premium %	0	If factor rating is -10
Maximum Premium %	5	If factor rating is +10
Premium %	1	Interpolated
Discount Rate %	25	Market + Company Risk

F-13

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
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Pepperdine University’s Private Cost of Capital Survey reports 16% mezzanine and 25% private equity returns for companies with EBIT (earnings before interest and tax expenses) of $50 million. Company 2012 EBIT (annualized) is $21.0 million. This built confidence that this discount rate is reasonable.

Operating assets generate ECF. Distribution of non–operating assets would not change return (ECF) or risk (its discount rate). Cash above the industry average (10% of assets per the Risk Management Association for this industry) and other indicated items were non–operating, totaling $85.2 million. Equity value of $4.72 per share is discounted ECF and non–operating asset values:

	$12	13	14	15	16	PF	Basis
Equity Cash Flow	22,715,992	39,738,983	38,280,090	36,871,384	35,511,137	37,286,694	Projected
Discount Rate %	25	25	25	25	25	30	Appraised
Growth Rate %						5	Projected
Capitalization Rate %						25	Calculated
Capitalized Value						149,146,776	Calculated
Discount Factor	0.80	0.64	0.51	0.41	0.33	0.25	Appraised
Discounted Value	18,172,794	25,432,949	19,599,406	15,102,519	11,636,289	37,594,166	Calculated
Cumulative Value	18,172,794	43,605,742	63,205,149	78,307,668	89,943,957	127,538,123	Calculated
Non-Operating Assets						85,159,774	Calculated
Equity Value						212,697,897	Calculated
Shares						45,060,000	Outstanding
Share Value						4.72	Calculated

Strong proof of value is that the operating assets, if acquired for appraised value, would:

●	Pay reasonable owner–manager compensation: projected variation with sales proves this
●	Service debt timely: projected debt reductions proves this
●	Generate adequate return: the 25.4% operating asset ECF return proves this:

$	PV	12	13	14	15	16	PF	IRR%
Equity Cash Flow	(41,615,730)	4,639,786	13,619,761	13,198,684	12,792,092	12,399,487	52,077,847	25.4

Despite market return data, the risk premium and non–operating asset value, the high uncertainty of future results limited confidence that this value is reasonable. It is a minority (based on minority ECF) marketable (discount rates reflect free tradability) value. It also assumes that value is based on cash flow that can ultimately be distributed, but this is not appropriate for the reasons cited above.

Asset Approach: Liquidated Value

The Asset Approach values what the Company owns less what it owes if liquidated, reflecting fair market values of assets less liabilities. There was no basis for adjusting any item from reported (audited) financial statement values:

F-14

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$ [Δ = Change In]	12Y	Δ	FMV	Basis
Cash	34,285,849	0	34,285,849	No change
Receivables	28,650,258	0	28,650,258	No change
Inventory	20,542,245	0	20,542,245	No change
Other Current Assets	57,868,693	0	57,868,693	No change
Current	141,347,045	0	141,347,045	Calculated
Net Fixed Assets	63,711,143	0	63,711,143	No change
Intangible Assets	0	0	0	No change
Other Assets	15,012,279	0	15,012,279	No change
Assets	220,070,467	0	220,070,467	Calculated
Short-Term Debt	39,417,426	0	39,417,426	No change
Payables	24,750,164	0	24,750,164	No change
Other Liabilities	30,815,609	0	30,815,609	No change
Current Liabilities	94,983,199	0	94,983,199	Calculated
Long-Term Debt	12,256,272	0	12,256,272	No change
Other Liabilities	9,447,352	0	9,447,352	No change
Equity	103,383,644	0	103,383,644	To balance
Liabilities & Equity	220,070,467	0	220,070,467	Calculated

$	FMV	Basis
Gross Proceeds	103,383,644	Equity FMV
Basis	(103,383,644)	Reported
Gain	0	Calculated
Tax	0	No gain
Net Proceeds	103,383,644	Calculated
Shares	45,060,000	Outstanding
Share Value	2.29	Calculated

This is a control (owners receive pro rata proceeds) marketable (cash) value, but does not reflect the non-distributable nature of liquidated proceeds to foreign investors. Because minority shareholders cannot force liquidation and the Company is a going concern, this value indication was irrelevant and given no further consideration in the value conclusion.

Market Approach: Comparables Value

The Market Approach reflects similar businesses’ (“comparables”) sale prices:

•	Arm’s–length Company equity sales: Actual market prices were the major value indication
•	Enforceable Company ownership contracts: None
•	Similar businesses’ sale prices: Public company comparables were researched, but none were comparable:

Company shares (OTC: CHGY) were offered in the United States beginning in late 2008. During the last 52 weeks (ending October 23, 2012), their price trended down from $0.56 per share to $0.17 per share as of October 23, 2012. During the last three months, average trading volume was 16,076 shares, a small fraction of the 45,060,000 outstanding. Officers and directors owned 27,079,107 (60%) of the shares. No insider transactions have been reported since June 24, 2011, and they transactions occurred on non-U.S. exchanges, which do not disclose pricing. Based on trailing twelve-month earnings per share, the price / earnings multiple was 0.20 and the market value of equity was approximately $9.0 million:

F-15

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

This value is minority (based on cash flow to minority shareholders) and marketable, although it does not reflect the lack of marketability associated with large blocks of shares due to limited trading volume. This is not relevant, because a single share is to be valued.

A search for comparable publicly traded companies yielded none. Of 22 potential candidates, 10 were far larger than is the Company, five had no or insufficient disclosure, three were private or state owned, two were not primarily engaged in coal mining, one was an energy trader, and one served primarily non-PRC markets.

F-16

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Company	Owner	Product / Market	Exchange	Symbol	Market Value	Yield	Non-Comparability
Banpu Public		Thailand, Indonesia					Non-PRC markets
China Coal Energy			HK	1898	109,210,000,000	3.96%	Too large
China Kingho	Private						Privately owned
China National Coal			OTN	CSUAY	68,000,000,000	3.86%	Too large
China Shenhua Energy			OTN	CCOZY	14,100,000,000	3.99%	Too large
China United Coalbed Methane		Methane					Non-coal related
CITIC Resources		Primarily oil					Non-coal related
Datong Coal Industry			CN	601001	16,840,000,000	1.89%	Too large
Fushun Mining	PRC						State owned
Hidili Industry International Development			HK	1393	3,820,000,000	4.95%	Dividend-paying
Huadian Power International			OTN	HPIFF	286,210,000	NA	Insufficient disclosure
International Energy Mining Industry		Trading company					Not a production firm
Jizhong Energy Resources			CN	000937	33,370,000,000	1.71%	Too large
Kailuan Energy Chemical			CN	600997	13,010,000,000	0.95%	Too large
Mongolian Mining			OTN	MOGLF	1,870,000,000	NA	Insufficient disclosure
Prophecy Coal			OTN	PRPCF	38,460,000	NA	Insufficient disclosure
Shaanxi Coal & Chemical			CN	122861	NA	NA	Insufficient disclosure
Shandong Energy	PRC		NA	NA	NA	NA	State owned
Shanxi Coking			CN	600740	4,750,000,000	NA	Too large
Shanxi Xishan Coal			SE	000983	45,940,000,000	1.36%	Too large
South Gobi Resources			OTN	SGQRF	671,360,000	NA	Insufficient disclosure
Yanzhou Coal Mining			CN	600188	48,050,000,000	3	Too large

Conclusion: Share Fair Value

Summarizing the relevant per-share value indications:

●	The Income Approach value was $4.72 (minority marketable)
●	The Market Approach value was $0.17 (minority marketable)

The difference between the two values is 97%. It arises because the Income Approach value takes no account of the effect of PRC currency restrictions that prohibit foreign investors from receiving the indicated value of discounted ECF and non-operating assets, while the Market Approach value reflects this.

The Quantitative Marketability Discount Model provides an explicit methodology for comparing these values. It uses on the Income Approach, and calculates the present value of expected cash flows to a shareholder. It requires the following assumptions:

1.	Holding period: one to 30 years until cash is received (assuming that PRC currency controls are eliminated, allowing shareholders to realize dollar returns)
2.	Expected dividend yield and growth: both zero, per Company policy
3.	Annual appreciation: the long-term revenue and cash flow decline rate of 3.5%, based on the projections, which assume no new reserves are added
4.	Premium or discount at sale: none

F-17

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5.	Holding period return: 25% the ECF discount rate

Based on these assumptions, the model calculates the present value discount of funds received for the selected holding period, given all of the other assumptions. As shown in the second panel, holding periods of ten or more years imply discounts quite close to the 97% discount from the Income Approach to the Market Approach value, confirming it. The third panel details discounts for specific rates of return (discount rates) and holding periods.

ASSUMPTION	Value
Holding Period ("HP")	Low	1
	High	30
Expected Yield	No dividends	0.0%
Expected Yield Growth	No dividends	0.0%
Annual Appreciation	Revenue decline	-3.5%
Premium / Discount	None	0.0%
Holding Period Return	Low	25.0%
	High	25.0%

Average Discount for Holding Period
2-4 Year	53%	5-10 Year	84%
5-7 Year	78%	10-15 Year	95%
8-10 Year	90%	15-20 Year	99%
10-20 Year	97%	20-30 Year	99%

Required Return

	HP
	1	2	3	4	5	6	7	8	9	10	15	20	25	30
	LOMD
22%	21%	37%	51%	61%	69%	76%	81%	85%	88%	90%	97%	99%	100%	100%
23%	22%	38%	52%	62%	70%	77%	82%	86%	89%	91%	97%	99%	100%	100%
24%	22%	39%	53%	63%	71%	78%	83%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
26%	23%	41%	55%	66%	74%	80%	85%	88%	91%	93%	98%	100%	100%	100%
27%	24%	42%	56%	67%	75%	81%	85%	89%	92%	94%	98%	100%	100%	100%
28%	25%	43%	57%	68%	76%	82%	86%	90%	92%	94%	99%	100%	100%	100%

This analysis implies that, based on the difference between the Income and Market Approaches, currency controls are expected to remain in effect for at least 15 years, which is quite reasonable given the facts cited in this appraisal. In other words, by accounting for the probable duration of currency controls, the Income Approach value is equal to the Market Approach value of $0.17 per share, the concluded fair value of Company equity.

F-18

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Appendix G

November 28, 2012

Special Committee of the Board of Directors

China Energy Corporation

China Energy Corporation (the “Company”), a Nevada “C” Corporation, is considering the redemption via a reverse split of Company common stock (“equity”) shares owned by certain parties not deemed “insiders” by Securities and Exchange Commission regulations. You asked that I appraise the fair value of the Company’s common equity as of November 28, 2012 based on information available as of that date, including Company financial results through August 31, 2012, its latest quarterly reporting period, to help establish the redemption price.

The Company is a holding company. It owns no assets and conducts no business operations other than its investments in its subsidiaries. Two of them, Inner Mongolia Tehong Coal & Power Group Co., Ltd. (“Coal Group”) and Inner Mongolia Zhunger Heat Power Co., Ltd. (“Heat Power”) are its only operating subsidiaries. Both are domiciled in the People’s Republic of China (“PRC”). Coal Group mines (from an Ordos City site), processes, and trades raw coal used for heating, electrical power generation, and steel coking. Heat Power distributes heated water and electricity to Xuejiwan, the administrative center of Zhunger, one of seven Ordos counties. Coal Group generated approximately 92% of 2012 fiscal year to date revenue, and Heat Power generated the remainder. Both subsidiaries operate under regulation by the PRC and its Inner Mongolia Autonomous Region.

On November 30, 2010, the Company entered into a series of contractual arrangements pursuant to which control, economic benefits, and costs of ownership of the operating subsidiaries flow directly to Beijing Tehong Energy Technology Consulting Co., Ltd., a PRC-designated “Wholly Foreign Owned Enterprise (“WFOE”), wholly owned by the Company through other subsidiaries.

The chart on the next page summarizes the holding company and subsidiary structure:

.

G-1

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On November 30, 2010, the WFOE entered into a series of parallel agreements with both operating subsidiaries allowing it to manage and control of them.

Because of its holding company structure, the Company relies entirely on certain payments from the operating subsidiaries to Tehong Consulting, followed by dividend payments from Tehong Consulting to the Company. PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which must be set aside as statutory reserve funds.

Summarizing this appraisal:

●	PRC coal demand exceeds supply and will continue to do so for many years due to economic growth
●	Company coal reserves are declining and current production is unsustainable, but rising coal prices, increased coal trading revenue, and higher heat and electricity revenue will mitigate coal production declines
●	No additions to Company reserves are projected because information about them is insider information and undisclosed

G-2

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
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●	The best indication of Company share fair value is its market price
●	Information on the PRC economy, its coal and heat / electricity distribution industries, the Company, and capital market data, integrated with multiple valuation approaches, metrics, and reasonability tests, built confidence that:

Company equity fair value was $0.12 per share as of November 28, 2012.

This opinion applies only for the stated purpose, use, and date. This appraiser:

●	Will not disclose engagement data, results, or occurrence unless authorized or legally required
●	Reached an objective, independent value conclusion limited by reported information and assumptions
●	Cannot attest to Company records’ accuracy or regulatory compliance
●	Has no present or prospective Company ownership and received no assistance or contingent compensation
●	Considered legal issues from a lay perspective and assumed unencumbered fee simple ownership
●	Cannot guarantee others’ acceptance of this report, or be deposed or testify without prior arrangements
●	Complied with professional business valuation standards and is a qualified appraiser as he:
●	Has valued over 3,500 businesses for taxation, transaction, litigation, and compliance purposes
●	Serves on The Institute of Business Appraisers (IBA) Education and Editorial Committees
●	Is an IBA Fellow (FIBA) and Master Certified Appraiser (MCBA) publishing extensively on valuation topics
●	Is President of Loveman–Curtiss, Inc., a Member of the American Business Appraisers National Network
●	Held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil
●	Holds a Princeton B.A. (Economics, cum laude) and a Harvard M.B.A. (Finance, with distinction)
●	Is a Case Weatherhead Professional Fellow and an Adjunct Economics Professor at John Carroll University

Very truly yours,

Rand M. Curtiss, FIBA, MCBA

G-3

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Assumptions: Nevada Fair Value

Nevada Revised Statute §92A.320 defines fair value as “the value immediately before the effectuation of the corporate action…excluding any appreciation or depreciation in anticipation of the corporate action.” Recently, the Nevada Supreme Court answered several questions as to how to determine the fair value of shares under this statute in American Ethanol, Inc. v. Cordillera Fund, L.P. (May 5, 2011). Noting that determining fair value “is not easy,” the Court concluded that a trial court might rely on “proof of value by any technique that is generally accepted in the relevant financial community and should consider all relevant factors, but the value must be fair and equitable to all parties.”  This is substantially similar to language that the Nevada Legislature added to the definition of “fair value” in 2009: “customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal.”

The most authoritative general guidance on valuation consistent with the above is Revenue Ruling 59–60, which defines fair market value as the arm’s–length cash price negotiated by able, willing, hypothetical, informed, noncompulsed, unbiased parties like those owning a few shares of public companies, ceding power to management, and expecting dividends and value growth. Potential fair market investors are the Company, other owners, or passive third parties lacking special expertise. Value reflects facts knowable on the valuation date:

Consideration	Discussion	Report Section(s)
Business nature / history	Mongolian coal mining and heat distribution	Industry / Company
Economic outlook	Sustained but moderating growth	Economic / Industry
Industry outlook	Demand exceeds supply, but coal reserves are limited	Industry
Book value	Assumes liquidation, not going concern: irrelevant	Asset Approach
Financial condition	Cash flow positive, liquid, prudent debt	Company
Earning capacity	Equity cash flow measures this	Income Approach
Dividend capacity	Severely restricted by PRC currency controls	Income Approach
Goodwill / intangible value	Going concern equity value includes these	Income / Market Approaches
Past interest sales	Publicly traded (OTC) with very low volume	Market Approach
Interest size	1-share minority marketable interest	Conclusion
Similar interests’ prices	Insufficient for Company value, ample for discount	Conclusion

Certain assumptions (justified below) materially affected appraised fair market value. One, however, is highly significant: a Company investor cannot reasonably expect dividends, because:

G-4

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1.	Foreign investors doing business in the PRC under the WFOE legal form of organization, although permitted to control and manage the WFOE, are subject to unique restrictions which materially reduce their expected return.
2.	The PRC State Administration of Foreign Exchange (“SAFE”) regulates foreign currency transactions including, but not limited to, dividends and other repatriations of funds. It exerts strong control over WFOE cash flow through a complex and time-consuming process of licensure, registration certification, and ongoing transaction approvals. “Current accounts” must be maintained for day-to-day transactions including dividends. “Capital accounts” must also be maintained, and are more restrictive.
3.	Payments to a foreign parent company for services provided to a subsidiary (including management fees) may be subject to a 5% business tax and may not be allowed as a deduction by the PRC tax authority.
4.	Payments of dividends are subject to withholding, and 10% of annual after-tax profits must be reserved and remain in equity until the cumulative reserve reaches 50% of “registered capital.” The cumulative reserve as of August 31, 2012 was $2,447,598, but the “registered capital” amount was not disclosed, so it is unclear whether the cumulative reserve meets the statutory requirement. (There is an additional safety and maintenance reserve fund of $7,040,719 unrelated to the preceding.)

Source: The Journal of Accountancy, “Business Basics in China,” May 2011

These restrictions significantly increase the risk that dividends may not be permitted due to deficient statutory reserves or failure to obtain state approval for payment. They also substantially increase their after-tax cost. Stated Company dividend policy is as follows, per its August 31, 2012 SEC 10-Q report:

Dividend Policy

We do not anticipate paying cash dividends in the foreseeable future. Presently, we intend to retain all of our earnings, if any, to finance development and expansion of our business.

We are a holding company incorporated in the State of Nevada and do not have any assets or conduct any business operations other than our investments in our subsidiaries. As a result of our holding company structure, we rely entirely on certain payments from the Operating Companies to Tehong Consulting, followed by dividend payments from Tehong Consulting. PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which is required to be set aside for certain reserve funds.  In addition, PRC capital and currency regulations may limit our ability to pay dividends.  Our inability to receive all of the revenues from the Operating Companies’ operations may provide an additional obstacle to our ability to pay dividends if we so decide in the future.

Tax costs, foreign currency restrictions, statutory reserve requirements, and Company dividend policy all indicate that it is unreasonable for foreign Company investors to expect dividends.

Economic Value Factors

G-5

20010 Marchmont Road
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rand@curtiss.com
www.curtiss.com

Global political gridlock and short–term government policy compromises have created major real growth and unemployment risks. Inflation and interest rates will remain low. Europe is in recession. Emerging markets’ (Brazil, China, India, and Russia) growth is slowing.

Over the short- or medium-term, Chinese GDP will continue to grow at around 9% (the trend over last decade). This will be fostered by government policies favoring products that include Chinese intellectual property and content, subsidies for key industries including coal and electric power generation, and probable maintenance of the renminbi (‘RMB”) at a low rate relative to the U. S. dollar.

.

China’s most recent (12th) Five-Year Plan outlines a number of reform targets that, if implemented, will help China continue to grow.  Targets include 7% annual GDP growth, urban registered unemployment no higher than 5%, and general price stability. This will involve increased domestic consumption, growth in emerging industries, higher service sector GDP, a more urbanized population, increased research and development outlays, environmental and clean energy initiatives, protection of the agricultural production base, a population ceiling of 1.4 billion, and other economic and social policies.

This outlook implies continued but decelerating real growth, low inflation and interest rates and lower unemployment rates. This in turn implies moderate to high investment returns with moderate risk. Multiple sources built confidence in it:

New York Times	Forbes Magazine	Economist Magazine	Wall Street Journal

Industry Value Factors

First Research Corporation’s October 8, 2012 Coal Mining report describes the coal industry, noting that the PRC is the largest world producer of coal, accounting for 40% of global production. Demand is driven by electric power generation, steam (heat) generation, and steel production. Profitability depends on operating efficiency as coal is a commodity sold on price. Large companies have significant economies of scale in production and distribution. Smaller firms like the Company compete by securing long-term contracts and supplying local customers.

Due to its rapid economic growth, PRC demand for coal accounts for 50% of global demand, well in excess of domestic supply, necessitating net imports since 2009, primarily from the U.S. At current production rates, unless material new coal deposits are discovered, China will exhaust its proven reserves in about two decades.

High production rates have led to relatively high accident rates, creating the risk of stricter regulations.

The demand / supply imbalance has caused PRC producers to seek to acquire foreign coal reserves, particularly in the U. S., but these are subject to transportation cost, U. S. distribution and port capacity, and environmental limitations.

G-6

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Mongolian coal production is growing rapidly, having quadrupled to over 40 million metric tons per year from 2008 production levels based on Energy Information Administration data.

The same source projects the impending peak production:

G-7

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First Research Corporation’s August 20, 2012 Electric Power Generation report describes the industry, whose demand drives Coal Group and Heat Power revenue. The global electricity industry generates about 20 trillion kilowatt-hours of electricity. The PRC is the second largest national producer of electrical power. Demand is driven by commercial, government, and residential needs, which depend mainly on economic activity and population growth. Profitability is determined by government regulations and fuel costs. Large companies have an advantage in negotiating fuel contracts and being able to pass on the costs of implementing government regulations directly to consumers. Small companies can compete effectively by exploiting market niches, such as offering green power in regulated markets. The Company has an exclusive contract to supply heat to rural Mongolian areas, for which power is generated by coal combustion.

About half of China's electricity supply is run by five state-owned holding companies. China's power generation is expected to increase threefold between 2012 and 2035, with environmental concerns likely secondary to capacity expansion. Coal is expected to continue to dominate as a source of fuel for PRC power generation.

G-8

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Company Value Factors

The Company’s operations may be adversely affected by political, economic, and social uncertainties in the PRC. The PRC government has been pursuing economic reform policies for more than twenty years. No assurance can be given that it will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or unforeseen circumstances. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

The Company’s mining operations are subject to extensive national and local governmental regulations, which may be revised or expanded.  Generally, compliance with these regulations requires the Company to obtain permits issued by regulatory agencies.  Certain permits require periodic renewal or review of their conditions.  The Company cannot predict whether it will be able to obtain or renew such permits or whether material changes in permit conditions will be imposed. The inability to obtain or renew permits or the imposition of additional conditions could have a material adverse effect on the Company’s ability to develop and operate its mines.

As is customary in the PRC, except for auto coverage, Coal Group and Heat Power do not carry sufficient insurance. As a result, the Company is effectively self-insuring its risks of potential accidents or losses. Given the nature of the industry, the Company may be exposed to risks that could have a material adverse impact on its return.

A major risk factor is the declining level of Company coal reserves. In fiscal 2011, it produced 1,080,833 metric tons of coal, reducing its proven reserves to 5,966,360 tons and its probable reserves to 1,137,910 tons, for a total reserve of 7,104,270 tons. At this rate of production, reserves will be exhausted in 6.6 years.

History is not predictive, as it improbably assumes the future will be like the past. It cannot be, because the Company’s total coal reserves are declining and will be exhausted shortly. Company return (expected results) and risk (their uncertainty) determine value. That expectations may be incorrect in hindsight is irrelevant. Independently projected Company results reflect economic, industry and Company outlooks and assume that:

1.	Coal production from the existing mine will peak and decline, with that revenue loss offset by higher coal prices, increased coal trading revenue, and slowly rising Heat Power revenue. These assumptions are highly speculative. There are no disclosed reserve acquisitions or development. The Company has accumulated cash, advanced amounts to suppliers, and acquired land adjacent to its mine. Based on information publicly available, there is no means of quantifying the potential for new reserves and production. As explained below, excess cash, supplier advances, and the land investment are added to equity value. This reflects their current values. It does not reflect the potential return or the risk of developing new reserves, for which redeemed shareholders will not be eligible. This appraiser believes this to be equitable valuation treatment consistent with the Nevada fair value statute.
2.	Operating and net profit margins are unchanged; cost increases are passed on to buyers
3.	Tax rates do not change
4.	Working capital items vary with revenue
5.	Fixed assets vary with revenue

G-9

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rand@curtiss.com
www.curtiss.com

6.	Short- and long-term debt vary with revenue
7.	Other assets and liabilities vary with revenue
8.	No dividends are paid

When evaluating these projections, it is essential to note that:

1.	This appraiser prepared them independently considering only cited information.
2.	Company management was not asked to comment upon them, in order to protect confidential inside information and to maintain appraiser objectivity.
3.	The Company does not provide “earnings guidance” and no securities analysts cover it.
4.	These projections are speculative, reducing confidence in them for valuation purposes.
5.	These risks are accounted for in the discounted cash flow analysis (below).
6.	Projected cash flow to equity investors is not distributable to foreign investors.
7.	Disclosed 2011 officer compensation rates were low: the President / CEO earned $12,000, the Vice General Manager, Coal Group $11,200 and the CFO (who resigned in late 2011) $55.500. These low rates are assumed to continue because of the PRC currency controls.

Historical annual, nine-month fiscal 2011 and 2012, and projected annual results (italicized):

$ [Δ = Change In]	Forecast	8	9	10	11	11Y	12Y	12	13	14	15	16
Sales	5% growth after 2012	19,884,097	41,715,003	88,045,275	157,686,054	101,533,393	146,703,801	195,556,167	188,829,035	182,333,316	176,061,050	170,004,550
Cost of Sales	Constant margin	(13,952,998)	(29,357,944)	(54,118,119)	(104,933,710)	(67,227,722)	(118,427,782)	(157,864,233)	(152,433,704)	(147,189,984)	(142,126,649)	(137,237,492)
Gross Profit	Calculated	5,931,099	12,357,059	33,927,156	52,752,344	34,305,671	28,276,019	37,691,933	36,395,331	35,143,331	33,934,401	32,767,057
Operating Expense	Constant margin	(2,666,641)	(5,463,771)	(9,326,143)	(13,180,635)	(9,860,912)	(12,721,797)	(16,958,155)	(16,374,795)	(15,811,502)	(15,267,586)	(14,742,381)
Operating Income	Calculated	3,264,458	6,893,288	24,601,013	39,571,709	24,444,759	15,554,222	20,733,778	20,020,536	19,331,830	18,666,815	18,024,676
Other Income	Constant margin	2,963,411	1,187,992	850,115	1,417,613	1,149,211	(2,591,401)	(3,454,338)	(3,335,508)	(3,220,767)	(3,109,972)	(3,002,989)
Net Interest Expense	Constant rate and debt level	(765,388)	(793,670)	(1,619,552)	(2,780,628)	(1,706,818)	1,698,007	2,263,443	2,263,443	2,263,443	2,263,443	2,263,443
Other Income	Calculated	2,198,023	394,322	(769,437)	(1,363,015)	(557,607)	(893,394)	(1,190,894)	(1,072,065)	(957,324)	(846,529)	(739,546)
Income Before Taxes	Calculated	5,462,481	7,287,610	23,831,576	38,208,694	23,887,152	14,660,828	19,542,884	18,948,471	18,374,506	17,820,285	17,285,130
Income Taxes	PRC statutory rates	(1,503,478)	(2,181,391)	(6,236,416)	(10,573,467)	(7,573,778)	(5,727,710)	(7,635,037)	(7,402,812)	(7,178,574)	(6,962,051)	(6,752,976)
Net Income	Calculated	3,959,003	5,106,219	17,595,160	27,635,227	16,313,374	8,933,118	11,907,846	11,545,659	11,195,932	10,858,235	10,532,155
Shares Outstanding	Reported	45,000,000	45,000,000	45,000,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000	45,060,000
Net Income Per Share	Calculated	0.09	0.11	0.39	0.61	0.36	0.20	0.26	0.26	0.25	0.24	0.23
Currency Translation	Highly unpredictable	1,883,321	43,559	1,010,025	2,891,182	2,778,992	350,554	467,288	0	0	0	0
Dividend	None	0	0	0	0	0	0	0	0	0	0	0
Cash	Retained balance	456,802	5,073,645	4,580,540	31,007,269		33,027,738	35,647,055	49,266,816	62,465,500	75,257,592	87,657,080
Receivables	Vary with revenue	3,006,456	4,600,667	5,748,007	17,364,962		10,562,097	10,562,097	10,198,761	9,847,923	9,509,155	9,182,040
Inventory	Vary with revenue	500,154	5,574,465	3,248,605	10,096,645		13,186,414	13,186,414	12,732,801	12,294,793	11,871,852	11,463,460
Other Current Assets	Vary with revenue	7,084,084	9,958,902	8,608,191	52,452,124		52,709,085	52,709,085	50,895,892	49,145,074	47,454,483	45,822,049
Current	Calculated	11,047,496	25,207,679	22,185,343	110,921,000		109,485,334	112,104,651	123,094,271	133,753,290	144,093,083	154,124,629
Net Fixed Assets	Vary with revenue	43,597,133	47,326,294	57,607,500	62,937,747		64,081,867	64,081,867	61,877,451	59,748,866	57,693,505	55,708,849
Intangible Assets	None	0	0	0	0		0	0	0	0	0	0
Other Assets	Vary with revenue	9,102,580	14,076,939	23,523,687	13,284,420		14,906,751	14,906,751	14,393,959	13,898,807	13,420,688	12,959,016
Assets	Calculated	63,747,209	86,610,912	103,316,530	187,143,167		188,473,952	191,093,269	199,365,680	207,400,963	215,207,276	222,792,494
Short-Term Debt	Varies with revenue	16,274,051	21,984,291	18,371,836	38,590,954		34,918,474	34,918,474	33,717,278	32,557,404	31,437,429	30,355,982
Payables	Vary with revenue	9,389,617	11,489,568	16,000,738	21,716,148		16,978,287	16,978,287	16,394,234	15,830,272	15,285,711	14,759,882
Other Liabilities	Vary with revenue	5,191,636	13,661,385	9,536,367	27,091,592		22,867,332	22,867,332	22,080,696	21,321,120	20,587,673	19,879,457
Current Liabilities	Calculated	30,855,304	47,135,244	43,908,941	87,398,694		74,764,093	74,764,093	72,192,208	69,708,796	67,310,814	64,995,322
Long-Term Debt	Varies with revenue	0	0	0	6,906,957		11,494,390	11,494,390	11,098,983	10,717,178	10,348,507	9,992,518
Other Liabilities	Vary with revenue	4,790,048	6,224,033	7,451,567	8,804,664		8,894,088	8,894,088	8,588,131	8,292,700	8,007,431	7,731,975
Equity	No change	28,101,857	33,251,635	51,956,022	84,032,852		93,321,381	95,940,698	107,486,358	118,682,290	129,540,524	140,072,679
Liabilities & Equity	Calculated	63,747,209	86,610,912	103,316,530	187,143,167		188,473,952	191,093,269	199,365,680	207,400,963	215,207,276	222,792,494
Net Income	Calculated		5,106,219	17,595,160	27,635,227			11,907,846	11,545,659	11,195,932	10,858,235	10,532,155
∆ Receivables	Calculated		(1,594,211)	(1,147,340)	(11,616,955)			6,802,865	363,336	350,837	338,769	327,115
∆ Inventory	Calculated		(5,074,311)	2,325,860	(6,848,040)			(3,089,769)	453,613	438,008	422,941	408,392
∆ Other Current A.	Calculated		(2,874,818)	1,350,711	(43,843,933)			(256,961)	1,813,193	1,750,819	1,690,591	1,632,434
∆ Payables	Calculated		2,099,951	4,511,170	5,715,410			(4,737,861)	(584,053)	(563,962)	(544,561)	(525,828)
∆ Other Current L.	Calculated		8,469,749	(4,125,018)	17,555,225			(4,224,260)	(786,636)	(759,576)	(733,447)	(708,216)
∆ Working Capital	Calculated		1,026,360	2,915,383	(39,038,293)			(5,505,986)	1,259,452	1,216,127	1,174,292	1,133,896
Operating Cash Flow	Calculated		6,132,579	20,510,543	(11,403,066)			6,401,860	12,805,111	12,412,059	12,032,527	11,666,051
∆ Fixed	Calculated		(3,729,161)	(10,281,206)	(5,330,247)			(1,144,120)	2,204,416	2,128,584	2,055,361	1,984,657
∆ Intangible	Calculated		0	0	0			0	0	0	0	0
∆ Other Assets	Calculated		(4,974,359)	(9,446,748)	10,239,267			(1,622,331)	512,792	495,152	478,119	461,672
Cash Uses	Calculated		(8,703,520)	(19,727,954)	4,909,020			(2,766,451)	2,717,208	2,623,736	2,533,480	2,446,328
∆ Short-Term Debt	Calculated		5,710,240	(3,612,455)	20,219,118			(3,672,480)	(1,201,196)	(1,159,874)	(1,119,975)	(1,081,448)
∆ Long-Term Debt	Calculated		0	0	6,906,957			4,587,433	(395,407)	(381,805)	(368,671)	(355,989)
∆ Other Liabilities	Calculated		1,433,985	1,227,534	1,353,097			89,424	(305,957)	(295,432)	(285,269)	(275,456)
Cash Sources	Calculated		7,144,225	(2,384,921)	28,479,172			1,004,377	(1,902,559)	(1,837,111)	(1,773,914)	(1,712,892)
∆ Equity	Calculated		43,559	1,109,227	4,441,603			0	0	(0)	(0)	(0)
Equity Cash Flow	Calculated		4,616,843	(493,105)	26,426,729			4,639,786	13,619,761	13,198,684	12,792,092	12,399,487
Dividend	Calculated		0	0	0			0	0	0	0	0
Retained	Calculated		4,616,843	(493,105)	26,426,729			4,639,786	13,619,761	13,198,684	12,792,092	12,399,487
Opening	Calculated		456,802	5,073,645	4,580,540			31,007,269	35,647,055	49,266,816	62,465,500	75,257,592
Closing	Calculated		5,073,645	4,580,540	31,007,269			35,647,055	49,266,816	62,465,500	75,257,592	87,657,080

G-10

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

% [Δ = Change In]	Forecast	8		9	10		11		11Y		12Y		12		13		14		15	16		Avg.
Sales	5% growth after 2012	100		100	100		100		100		100		100		100		100		100	100		100
Cost of Sales	Constant margin	(70)		(70)	(61)		(67)		(66)		(81)		(81)		(81)		(81)		(81)	(81)		(81)
Gross Profit	Calculated	30		30	39		33		34		19		19		19		19		19	19		19
Operating Expense	Constant margin	(13	)(13)		(11	)(8)			(10	)(9)			(9	)(9)			(9	)(9)		(9	)(9)
Operating Income	Calculated	16		17	28		25		24		11		11		11		11		11	11		11
Other Income	Constant margin	15		3	1		1		1	(2)			(2	)(2)			(2	)(2)		(2	)(2)
Net Interest Expense	Constant rate and debt level	(4	)(2)		(2	)(2)			(2)		1		1		1		1		1	1		1
Other Income	Calculated	11		1 (1)			(1	)(1)			(1	)(1)			(1	)(1)			(0)	(0	)(1)
Income Before Taxes	Calculated	27		17	27		24		24		10		10		10		10		10	10		10
Income Taxes	PRC statutory rates	(8	)(5)		(7	)(7)			(7	)(4)			(4	)(4)			(4	)(4)		(4	)(4)
Net Income	Calculated	20		12	20		18		16		6		6		6		6		6	6		6
Dividend	None	0		0	0		0		0		0		0		0		0		0	0		0
Cash	Retained balance	1		6	4		17				18		19		25		30		35	39		30
Receivables	Vary with revenue	5		5	6		9				6		6		5		5		4	4		5
Inventory	Vary with revenue	1		6	3		5				7		7		6		6		6	5		6
Other Current Assets	Vary with revenue	11		11	8		28				28		28		26		24		22	21		24
Current	Calculated	17		29	21		59				58		59		62		64		67	69		64
Net Fixed Assets	Vary with revenue	68		55	56		34				34		34		31		29		27	25		29
Intangible Assets	None	0		0	0		0				0		0		0		0		0	0		0
Other Assets	Vary with revenue	14		16	23		7				8		8		7		7		6	6		7
Assets	Calculated	100		100	100		100				100		100		100		100		100	100		100
Short-Term Debt	Varies with revenue	26		25	18		21				19		18		17		16		15	14		16
Payables	Vary with revenue	15		13	15		12				9		9		8		8		7	7		8
Other Liabilitiopes	Vary with revenue	8		16	9		14				12		12		11		10		10	9		10
Current Liabilities	Calculated	48		54	42		47				40		39		36		34		31	29		34
Long-Term Debt	Varies with revenue	0		0	0		4				6		6		6		5		5	4		5
Other Liabilities	Vary with revenue	8		7	7		5				5		5		4		4		4	3		4
Equity	No change	44		38	50		45				50		50		54		57		60	63		57
Liabilities & Equity	Calculated	100		100	100		100				100		100		100		100		100	100		100
Net Income	Calculated			100	100		100						100		100		100		100	100		100
∆ Receivables	Calculated			(31)	(7)		(42)						57		3		3		3	3		14
∆ Inventory	Calculated			(99)	13		(25)						(26)		4		4		4	4	(2)
∆ Other Current A.	Calculated			(56)	8		(159)						(2)		16		16		16	15		12
∆ Payables	Calculated			41	26		21						(40)		(5)		(5)		(5)	(5	)(12)
∆ Other Current L.	Calculated			166	(23)		64						(35)		(7)		(7)		(7)	(7	)(13)
∆ Working Capital	Calculated			20	17		(141)						(46)		11		11		11	11	(1)
Operating Cash Flow	Calculated			120	117		(41)						54		111		111		111	111		99
∆ Fixed	Calculated			(73)	(58)		(19)						(10)		19		19		19	19		13
∆ Intangible	Calculated			0	0		0						0		0		0		0	0		0
∆ Other Assets	Calculated			(97)	(54)		37						(14)		4		4		4	4		1
Cash Uses	Calculated			112	(21)		73						(31)		(10)		(10)		(10)	(10	)(14)
∆ Short-Term Debt	Calculated			0	0		25						39		(3)		(3)		(3)	(3)		5
∆ Long-Term Debt	Calculated			28	7		5						1		(3)		(3)		(3)	(3	)(2)
∆ Other Liabilities	Calculated			1	6		16						0		0		(0)		(0)	(0)		(0)
Cash Sources	Calculated			90	(3)		96						39		118		118		118	118		102
∆ Equity	Calculated			1	6		16						0		0		(0)		(0)	(0)		(0)
Equity Cash Flow	Calculated			91	4		112						39		118		118		118	118		102
Dividend	Calculated			0	0		0						0		0		0		0	0		0
Retained	Calculated			91	4		112						39		118		118		118	118		102
Opening	Calculated			0	0		0						0		0		0		0	0		0
Closing	Calculated			1,111	90		677						115		138		127		120	116		123

Equity cash flow (“ECF”) is yearly Company cash changes netting all receipts and payments. ECF analysis starts with operating profit margin and reflects interest / tax expenses, investment / financing needs, sales, asset, capital, debt, and equity. The major ECF value factor is high capital to equity (due to debt):

G-11

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Ratio [%]	9		10		11	12	13	14	15	16	Measurement of	Risk	Basis
Operating Profit Margin	17		28		25	11	11	11	11	11	Operating profit per sales dollar	Low	Stable
Pretax / Operating Income	106		97		97	94	95	95	95	96	Interest and other expense	Low	Low debt
Pretax Margin	17		27		24	10	10	10	10	10	Pretax profit per sales dollar
Net / Pretax Margin	70		74		72	61	61	61	61	61	Tax rate and expense	Low	Stable
Net Income Margin	12		20		18	6	6	6	6	6	Net profit per sales dollar
Operating Cash Flow / Net Income	120		117		(41)	54	111	111	111	111	Working capital needs	Low	Stable
Operating Cash Flow Margin	15		23	(7)		3	7	7	7	7	Operating cash flow per sales dollar
Equity / Operating Cash Flow	75	(2)			(232)	72	106	106	106	106	Investment / financing needs	Low	Stable
Equity Cash Flow Margin	11	(1)			17	2	7	7	7	7	Equity cash flow per sales dollar
Sales / Capital	76		125		122	137	124	113	103	94	Sales per dollar of debt and equity	Low	No change
Return on Capital	8	(1)			20	3	9	8	7	7	Return on debt and equity
Capital / Equity	166		135		154	148	142	136	132	129	Ratio of debt and equity to equity	Low	Declining
Return on Equity	14	(1)			31	5	13	11	10	9	Return on equity
Equity [$ 000]	33,252		51,956		84,033	0	93,321	95,941	107,486	118,682	Level of equity	Low	Growing
Equity Cash Flow [$ 000]	4,617		(493)		26,427	0	11,825	10,670	10,614	10,506	Distributable cash	Low	Per above

Methodology: Approaches and Metrics

Company share value reflects return, risk, property, obligations, and similar businesses’ sale prices. Three valuation approaches mirror the market, replicating buyer–seller pricing behavior:

Approach	Basis	Premise	Perspective	Metric	Data
Income	Return and risk	Own	Future	ECF	Projections
Asset	Property and obligations	Liquidate	Current	Net assets	Adjusted book value
Market	Similar businesses’ sale prices	Sell	Lateral	Comparables	Sale transactions

The speculative projections and non-distributable nature of equity cash flow reduced confidence in the Income Approach. The Asset Approach liquidation premise was inappropriate: the Company is a going concern and minority owners cannot force it. Although there were no comparables, the market price of Company stock built confidence in the Market Approach.

This appraisal values equity. Investor–employee pay is return on labor, not investment. Investors earn ECF: return on equity. A famous investor said “What is relevant is what you keep:” ECF. ECF divided by equity value is cash return on equity. Equity worth $100 yielding $8 ECF earns 8% return. ECF is distributable, measuring dividend capacity, which is zero for the Company for the reasons cited above. Retained ECF creates appreciation return. Return on equity (zero dividends and appreciation) is ECF. Fair market value is cash value. ECF leads directly to it.

G-12

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Majority (over 50% of the equity) values are “control,” others “minority.” Liquid (priced as if freely tradable) values are “marketable,” others “non–marketable.” One share of the 45,060,000 outstanding is a minority non–marketable interest

Income Approach: Equity Cash Flow Value

The Income Approach reflects ECF return and value factor risk. Value reflects compounding return. A $100 investment compounding 20% annually grows to $120 after one year, $144 (not $140) after two, and so forth. Retained current ECF raises future ECF. Labeling future value “FV”, present value “PV”, compound annual return “R” and ownership years "T", in T years an investment of PV grows to FV = PV × (1+R) T. Discounting, PV = FV ÷ (1+R) T: the PV of $100 received in one year is less than $100. Investment risk is FV uncertainty due to ECF risk.

Investors require higher return to take higher risk. Company investors’ required return is above mezzanine (subordinated debt) and below private equity rates of 20 to 40%. Low–risk investments earn 20 to 25% return, high–risk 35 to 40%. The 25% Company ECF discount rate reflects its moderate risk. The rate includes the risk–free U. S. Treasury Bond yield, adding SBBI Yearbook 1926–2011 incremental market returns earned during diverse economic conditions on large–company, small–company, and industry stocks. This is the market return. The Company premium reflects its ECF risks rated (1) / 0 / 1 if low / neutral / high. The total is Company investors’ required return: the ECF discount rate. It remains constant for five years and rises 10% post–forecast (“PF”) due to higher long–term risk (reserve depletion):

Market Risk	%	Source
Risk-Free Rate	2.4	20-Year Treasury '10/23/12
Equity Premium	6.6	Long Horizon
Industry Premium	2.6	SIC 122 "Coal Mining"
Size Premium	11.8	Decile 10z
Market Rate	23	Calculated, rounded

Company Risk	+/-	Basis
Sales Level / Growth	(1)	Very rapid with low risk
Operating Profit	(1)	High, stable margins
Interest Expense	(1)	Prudent debt, flat rates
Tax Expense	0	No change
Working Capital	0	Stable need
Investment / Financing	0	No major needs
Capital Intensity	0	Stable
Debt to Equity	0	Prudent
Level of Equity	(1)	High, growing
Key Person Risk	(1)	Low
Factor Rating	(5)	Sum of ratings
Factors Rated	10	Number of factors
Minimum Premium %	0	If factor rating is -10
Maximum Premium %	5	If factor rating is +10
Premium %	1	Interpolated
Discount Rate %	25	Market + Company Risk

G-13

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

Pepperdine University’s Private Cost of Capital Survey reports 16% mezzanine and 25% private equity returns for companies with EBIT (earnings before interest and tax expenses) of $50 million. Company 2012 EBIT (annualized) is $21.0 million. This built confidence that this discount rate is reasonable.

Operating assets generate ECF. Distribution of non–operating assets would not change return (ECF) or risk (its discount rate). Cash above the industry average (10% of assets per the Risk Management Association for this industry) and other indicated items were non–operating, totaling $85.2 million. Equity value of $4.72 per share is discounted ECF and non–operating asset values:

	$12	13	14	15	16	PF	Basis
Equity Cash Flow	22,715,992	39,738,983	38,280,090	36,871,384	35,511,137	37,286,694	Projected
Discount Rate %	25	25	25	25	25	30	Appraised
Growth Rate %						5	Projected
Capitalization Rate %						25	Calculated
Capitalized Value						149,146,776	Calculated
Discount Factor	0.80	0.64	0.51	0.41	0.33	0.25	Appraised
Discounted Value	18,172,794	25,432,949	19,599,406	15,102,519	11,636,289	37,594,166	Calculated
Cumulative Value	18,172,794	43,605,742	63,205,149	78,307,668	89,943,957	127,538,123	Calculated
Non-Operating Assets						85,159,774	Calculated
Equity Value						212,697,897	Calculated
Shares						45,060,000	Outstanding
Share Value						4.72	Calculated

Strong proof of value is that the operating assets, if acquired for appraised value, would:

●	Pay reasonable owner–manager compensation: projected variation with sales proves this
●	Service debt timely: projected debt reductions proves this
●	Generate adequate return: the 25.4% operating asset ECF return proves this:

$	PV	12	13	14	15	16	PF	IRR%
Equity Cash Flow	(41,615,730)	4,639,786	13,619,761	13,198,684	12,792,092	12,399,487	52,077,847	25.4

Despite market return data, the risk premium and non–operating asset value, the high uncertainty of future results limited confidence that this value is reasonable. It is a minority (based on minority ECF) marketable (discount rates reflect free tradability) value. It also assumes that value is based on cash flow that can ultimately be distributed, but this is not appropriate for the reasons cited above.

Asset Approach: Liquidated Value

The Asset Approach values what the Company owns less what it owes if liquidated, reflecting fair market values of assets less liabilities. There was no basis for adjusting any item from reported (audited) financial statement values:

G-14

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

$ [Δ = Change In]	12Y	Δ	FMV	Basis
Cash	34,285,849	0	34,285,849	No change
Receivables	28,650,258	0	28,650,258	No change
Inventory	20,542,245	0	20,542,245	No change
Other Current Assets	57,868,693	0	57,868,693	No change
Current	141,347,045	0	141,347,045	Calculated
Net Fixed Assets	63,711,143	0	63,711,143	No change
Intangible Assets	0	0	0	No change
Other Assets	15,012,279	0	15,012,279	No change
Assets	220,070,467	0	220,070,467	Calculated
Short-Term Debt	39,417,426	0	39,417,426	No change
Payables	24,750,164	0	24,750,164	No change
Other Liabilities	30,815,609	0	30,815,609	No change
Current Liabilities	94,983,199	0	94,983,199	Calculated
Long-Term Debt	12,256,272	0	12,256,272	No change
Other Liabilities	9,447,352	0	9,447,352	No change
Equity	103,383,644	0	103,383,644	To balance
Liabilities & Equity	220,070,467	0	220,070,467	Calculated

$	FMV	Basis
Gross Proceeds	103,383,644	Equity FMV
Basis	(103,383,644)	Reported
Gain	0	Calculated
Tax	0	No gain
Net Proceeds	103,383,644	Calculated
Shares	45,060,000	Outstanding
Share Value	2.29	Calculated

This is a control (owners receive pro rata proceeds) marketable (cash) value, but does not reflect the non-distributable nature of liquidated proceeds to foreign investors. Because minority shareholders cannot force liquidation and the Company is a going concern, this value indication was irrelevant and given no further consideration in the value conclusion.

Market Approach: Comparables Value

The Market Approach reflects similar businesses’ (“comparables”) sale prices:

●	Arm’s–length Company equity sales: Actual market prices were the major value indication
●	Enforceable Company ownership contracts: None
●	Similar businesses’ sale prices: Public company comparables were researched, but none were comparable:

Company shares (OTC: CHGY) were offered in the United States beginning in late 2008. During the last 52 weeks (ending November 28, 2012), their price trended down from $0.49 per share to $0.09 per share, closing at $0.12 on November 28, 2012. During the last 50 days, average trading volume was 10,905 shares, a small fraction of the 45,060,000 outstanding. Officers and directors owned 27,079,107 (60%) of the shares. No insider transactions have been reported since June 24, 2011, and they transactions occurred on non-U.S. exchanges, which do not disclose pricing. Based on trailing twelve-month earnings per share, the price / earnings multiple was 0.14 and the market value of equity was approximately $7.16 million:

G-15

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

This value is minority (based on cash flow to minority shareholders) and marketable, although it does not reflect the lack of marketability associated with large blocks of shares due to limited trading volume. This is not relevant, because a single share is to be valued.

A search for comparable publicly traded companies yielded none. Of 22 potential candidates, 10 were far larger than is the Company, five had no or insufficient disclosure, three were private or state owned, two were not primarily engaged in coal mining, one was an energy trader, and one served primarily non-PRC markets.

G-16

20010 Marchmont Road
Shaker Heights, Ohio 44122
voice 216.831.1795
fax 1.800.749.7038

rand@curtiss.com
www.curtiss.com

Company	Owner	Product / Market	Exchange	Symbol	Market Value	Yield	Non-Comparability
Banpu Public		Thailand, Indonesia					Non-PRC markets
China Coal Energy			HK	1898	109,210,000,000	3.96%	Too large
China Kingho	Private						Privately owned
China National Coal			OTN	CSUAY	68,000,000,000	3.86%	Too large
China Shenhua Energy			OTN	CCOZY	14,100,000,000	3.99%	Too large
China United Coalbed Methane		Methane					Non-coal related
CITIC Resources		Primarily oil					Non-coal related
Datong Coal Industry			CN	601001	16,840,000,000	1.89%	Too large
Fushun Mining	PRC						State owned
Hidili Industry International Development			HK	1393	3,820,000,000	4.95%	Dividend-paying
Huadian Power International			OTN	HPIFF	286,210,000	NA	Insufficient disclosure
International Energy Mining Industry		Trading company					Not a production firm
Jizhong Energy Resources			CN	000937	33,370,000,000	1.71%	Too large
Kailuan Energy Chemical			CN	600997	13,010,000,000	0.95%	Too large
Mongolian Mining			OTN	MOGLF	1,870,000,000	NA	Insufficient disclosure
Prophecy Coal			OTN	PRPCF	38,460,000	NA	Insufficient disclosure
Shaanxi Coal & Chemical			CN	122861	NA	NA	Insufficient disclosure
Shandong Energy	PRC		NA	NA	NA	NA	State owned
Shanxi Coking			CN	600740	4,750,000,000	NA	Too large
Shanxi Xishan Coal			SE	000983	45,940,000,000	1.36%	Too large
South Gobi Resources			OTN	SGQRF	671,360,000	NA	Insufficient disclosure
Yanzhou Coal Mining			CN	600188	48,050,000,000	3	Too large

Conclusion: Share Fair Value

Summarizing the relevant per-share value indications:

●	The Income Approach value was $4.72 (minority marketable)
●	The Market Approach value was $0.12 (minority marketable)

The difference between the two values is 97%. It arises because the Income Approach value takes no account of the effect of PRC currency restrictions that prohibit foreign investors from receiving the indicated value of discounted ECF and non-operating assets, while the Market Approach value reflects this.

The Quantitative Marketability Discount Model provides an explicit methodology for comparing these values. It uses on the Income Approach, and calculates the present value of expected cash flows to a shareholder. It requires the following assumptions:

1.	Holding period: one to 30 years until cash is received (assuming that PRC currency controls are eliminated, allowing shareholders to realize dollar returns)
2.	Expected dividend yield and growth: both zero, per Company policy
3.	Annual appreciation: the long-term revenue and cash flow decline rate of 3.5%, based on the projections, which assume no new reserves are added
4.	Premium or discount at sale: none
5.	Holding period return: 25% the ECF discount rate

G-17

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

5.	Holding period return: 25% the ECF discount rate

Based on these assumptions, the model calculates the present value discount of funds received for the selected holding period, given all of the other assumptions. As shown in the second panel, holding periods of ten or more years imply discounts quite close to the 97% discount from the Income Approach to the Market Approach value, confirming it. The third panel details discounts for specific rates of return (discount rates) and holding periods.

ASSUMPTION	Value
Holding Period ("HP")	Low	1
	High	30
Expected Yield	No dividends	0.0%
Expected Yield Growth	No dividends	0.0%
Annual Appreciation	Revenue decline	-3.5%
Premium / Discount	None	0.0%
Holding Period Return	Low	25.0%
	High	25.0%

Average Discount for Holding Period
2-4 Year	53%	5-10 Year	84%
5-7 Year	78%	10-15 Year	95%
8-10 Year	90%	15-20 Year	99%
10-20 Year	97%	20-30 Year	99%

Required Return

							HP
	1	2	3	4	5	6	7	8	9	10	15	20	25	30
							LOMD
22%	21%	37%	51%	61%	69%	76%	81%	85%	88%	90%	97%	99%	100%	100%
23%	22%	38%	52%	62%	70%	77%	82%	86%	89%	91%	97%	99%	100%	100%
24%	22%	39%	53%	63%	71%	78%	83%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
25%	23%	40%	54%	64%	73%	79%	84%	87%	90%	92%	98%	99%	100%	100%
26%	23%	41%	55%	66%	74%	80%	85%	88%	91%	93%	98%	100%	100%	100%
27%	24%	42%	56%	67%	75%	81%	85%	89%	92%	94%	98%	100%	100%	100%
28%	25%	43%	57%	68%	76%	82%	86%	90%	92%	94%	99%	100%	100%	100%

This analysis implies that, based on the difference between the Income and Market Approaches, currency controls are expected to remain in effect for at least 15 years, which is quite reasonable given the facts cited in this appraisal. In other words, by accounting for the probable duration of currency controls, the Income Approach value is equal to the Market Approach value of $0.12 per share, the concluded fair value of Company equity.

As of the valuation date, the 50-day average historical stock price was $0.115 per share, very close to concluded fair value.

G-18

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

Appendix H

November 28, 2012

Board of Directors

China Energy Corporation.

You retained me to express an opinion as to the fairness from a financial point of view to shareholders of China Energy Corporation (the “Company”) of the price of $0.14 per share for a transaction involving a reverse common stock split.

I based my opinion on my November 28, 2012 appraisal of the Company’s common equity (attached) which concluded a fair value of $0.12 per common share and your intention to redeem shares at a price of $0.14, representing a 17% premium over appraised fair value.

The proposed price is fair from a financial point of view to Company shareholders.

This opinion applies only for the stated purpose, use, and date, and reflects the attached report.

I certify that:

●	Statements of fact made here are correct.
●	My analyses / conclusions are impartial, unbiased, and limited only by reported assumptions / conditions.
●	I have no present / prospective interest in the property or bias concerning the interest / parties.
●	My compensation is not contingent, and no one assisted me.
●	I complied with all relevant professional standards.
●	I am a qualified, practicing appraiser subject to significant penalties for false or fraudulent valuation statements.
●	I will not disclose engagement data, results, or occurrence unless authorized by you or legally required.

The following govern this report:

●	Legal issues are considered from a lay perspective. If they are material, such counsel is essential.
●	This opinion reflects research, analysis, and unbiased judgment. Acceptance by others is not guaranteed.
●	Information disclosed is necessary to support the conclusion. I knowingly withheld none.
●	I cannot guarantee that all relevant information was disclosed to me or its reliability.
●	I am not an accountant and cannot guarantee that entity recordkeeping follows generally accepted financial / tax principles / requirements, or the absence of irregularities, misrepresentations, or fraud.
●	I render no opinion of title. This appraisal assumes fee simple ownership.
●	I am not required to give deposition / testimony and may not be expertised without prior fee arrangements.
●	Possession of this report grants no publication rights without my consent.
●	I completed this objective report in your employ. Nothing in it replaces any party's judgment or due diligence.
●	This valuation assumes that no environmentally unsafe materials are on / in the subject property.
●	I am not qualified to detect and am not responsible for such conditions.
●	This report neither suggests nor guarantees any action.
●	Values are per data available as of the report date.

I have valued over 2,500 businesses for taxation, transactions, litigation, and compliance. I serve on IBA’s education and editorial committees. I publish, speak, and teach extensively. I previously held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil. I hold a B.A. (Economics cum laude) from Princeton, an M.B.A. (Finance with distinction) from Harvard Business School and a Professional Fellowship from the Case Weatherhead School of Management.

H-1

20010 Marchmont Road Shaker Heights, Ohio 44122 Voice 216.831.1795 Fax 1.800.749.7038
rand@curtiss.com www.curitiss.com

Very truly yours,

Rand M. Curtiss, FIBA, MCBA

College of Fellows, The Institute of Business Appraisers (IBA)

Master Certified Business Appraiser, IBA

President, Loveman-Curtiss

Member, American Business Appraisers National Network

H-2

Appendix I

Letterhead of the Company

_________, 2013

China Energy Corporation

Important Notice Regarding the Internet Availability of Information Statement

Dear Stockholders:

Pursuant to the Securities and Exchange Commission rules, you are receiving this notice that the Information Statement on Schedule 14C and Transaction Statement on Schedule 13E-3 (together, “Transaction Materials”) of China Energy Corporation (the “Company”) are available on the Internet. Following the instruction below to view the Transaction Materials or to request a copy of the Materials.

This Communication presents only an overview of the more complete Transaction Materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the Transaction Materials. The Transaction Materials are available at:

________________________________

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (86471)466-8870 or toll free at ______________ or by written request at __________________________, by e-mail at _________, or on our website at www.chinaenergycorp.cn on or before ____________, 2013, to facilitate timely delivery.

Sincerely,

/s/ Wenxiang Ding
President and CEO

I-1

Appendix J

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒            Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended November 30, 2011.

☐            Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from ______ to ______.

Commission file number: 000-52409

CHINA ENERGY CORPORATION

(Exact name of  registrant as specified in its charter)

NEVADA	98-0522950
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

No. 57 Xinhua East Street Hohhot, Inner Mongolia, People’s Republic of China 010010
(Address of principal executive offices) (Zip Code)

+86-0471-466-8870 (Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Act: None

Securities registered pursuant to section 12(g) of the Act:
Common Stock, $0.001 par value Common
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐      No ☒

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒    No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes ☐     No ☒

The aggregate market value of the 14,470,893 shares of voting and non-voting common equity stock held by non-affiliates of the registrant was approximately $7,235,447 as of May 31, 2011, the last business day of the registrant’s most recently completed second fiscal quarter, based on the last sale price of the registrant’s common stock on such date of $0.50 per share, as reported on the OTC Bulletin Board.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date: 45,060,000 as of March 14, 2012.

Documents incorporated by reference: None

TABLE OF CONTENTS

PART I
ITEM 1.	BUSINESS	5
ITEM 1A.	RISK FACTORS	27
ITEM 1B.	UNRESOLVED STAFF COMMENTS	27
ITEM 2.	PROPERTIES	27
ITEM 3.	LEGAL PROCEEDINGS	28
ITEM 4.	MINE SAFETY DISCLOSURES	28

PART II
ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.	29
ITEM 6.	SELECTED FINANCIAL DATA	30
ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	30
ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK	43
ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA	43
ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	43
ITEM 9A.	CONTROLS AND PROCEDURES	43
ITEM 9B.	OTHER INFORMATION	45

PART III
ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	44
ITEM 11.	EXECUTIVE COMPENSATION	48
ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	50
ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	51
ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES	53
ITEM 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES	54

INTRODUCTORY NOTE

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things:

•	general economic and business conditions, both nationally and in our markets,

•	our expectations and estimates concerning future financial performance, financing plans and the impact of competition,

•	our ability to implement our growth strategy,

•	anticipated trends in our business,

•	advances in technologies, and

•	other risks set forth herein.

In addition, in this report, we use words such as “anticipates,”  ”believes,” “plans,”  ”expects,” “future,”  ”intends,” and similar expressions to identify forward-looking statements.

China Energy Corporation (including its subsidiaries, unless the context indicates otherwise or otherwise stated, “CEC” or the “Company”) undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this annual report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this annual report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

ITEM 1.	BUSINESS

Company Overview

We are producer and processor of raw coal and provider of heating and electricity services in the Inner Mongolia Autonomous Region of the PRC.  We also buy and sell coal as part of our expanding proprietary coal trading activities.  Our coal is produced out of the Laiyegou coal mine in the Dongsheng District of Ordos City and is primarily used for domestic heating, electrical generation, and coking purposes for steel production. Our heating and electricity services provide those requirements throughout Xuejiawan, the administrative center of Zhunger, one of the seven counties of Ordos. For the fiscal year ended November 30, 2011, approximately 88% of our revenues ($139.5 million) were derived from our coal segment and approximately 12% of our revenues ($18.8 million) were derived from our heating and electricity segment.

We are structured as a holding company that controls, through contractual arrangements, two operating companies: Inner Mongolia Tehong Coal & Power Group Co., Ltd. (“Coal Group”) which operates our coal mining segment and Inner Mongolia Zhunger Heat Power Co., Ltd. (“Heat Power”, and together  with Coal Group, the “Operating Companies”), which operates our heating and electricity services segment.

Our Strengths and Strategy

•	Coal Consumption in China has been steadily rising; Inner Mongolia has the largest verified coal reserves in China

According to the National Bureau of Statistics of China, consumption of coal has been increasing in China, growing at a 9.3% annual growth rate from 18.7 billion metric tons in 2004 to 34.8 billion metric tons in 2011.  According to the General Administration of Customs of China, demand for coal has been so strong in China that China’s coal imports have increased from 40.4 million and 130.0 million metric tons in 2008 and 2009 to 164.8 million and 182.4 million metric tons in 2010 and 2011. According to Inner Mongolia Autonomous Region Department of Land and Resource, Inner Mongolia has the largest verified coal reserves in China, amounting to 700 billion metric tons. According to Inner Mongolia Autonomous Region Bureau of Coal Industry, the region produced 979 million metric tons in 2011, representing growth of 25.1% as compared to 2010.

The wide and varied uses of coal help us to maintain a diverse customer base, including coal fired power plants, heating plants, steel manufacturing, and metallurgy of non-ferrous metals. The government of Inner Mongolia is emphasizing six competitive industries: energy, chemicals, metallurgy, equipment manufacturing, processing of farm (including dairy) produce and high technology products.  We believe that our coal production and trading platforms are well-positioned in Inner Mongolia to capitalize on growth opportunities resulting from the region’s resources and China’s demand for coal, while at the same time maintaining the diversification of risk associated with a steady, multi-faceted customer base.

Because new and existing industrial facilities in Inner Mongolia can be placed relatively close to sources of coal, we believe that Inner Mongolia’s coal resources are a significant driver in the region for continued strong economic and industrial expansion. As with much of China, industrial expansion has led to a boom in construction, including new commercial developments and large apartment complexes as wealth among the population increases and more people move into cities. According to Bureau of Statistics of Inner Mongolia Autonomous Region, economic expansion within Inner Mongolia continues to proceed at a rapid pace with the nominal GDP of the region growing to RMB1,424.6 billion (US$220 billion) in 2011, a growth of 14.3% from 2010.  We believe that our expertise in the heat and power generation business will offer us continued opportunities for expansion opportunities for our energy services platform in Ordos, as well as in other areas of the region.

•	Significant Reserves and High Coal Quality

As of the end of fiscal 2011, recoverable reserves at our Laiyegou coal mine were approximately 7.1 million metric tons.  The coal produced has a high level of heat and electricity generation power, with an energy producing capability of 6,100 to 7,100 Kcal.  The coal produced at Laiyegou also contains low levels of potentially harmful particulate matter , such as sulphur, ash and phosphorus, thereby meeting the stringent environmental requirements set by the PRC central government and making the product more versatile because it can be used for more applications.

•	Superior, More Efficient and Safer Mining Technology

Through a two-year infrastructure improvement program, we made a significant capital investment of approximately $11 million in the Laiyegou mine to expand and improve our mining method by installing equipment for longwall mining, a more efficient and safer mining method than room and pillar mining, the traditional method of coal mining in China.  At Laiyegou, as a result of the installation of the longwall system, the coal recovery rate has increased from 40% to as high as 80%.  The national average recovery rate in China is 30% (Source: 2007 China Energy Development Report published by Chinese Academy of Social Sciences).

•	Sustainable Development Model for Coal and Energy Services

We believe our businesses are positioned for sustainable growth.  Coal Group has leased land surrounding the Laiyegou coal mine and the mine itself for a period of approximately 50 years (through 2049), and holds mining rights for coal extraction until the depletion of the mine.  New roads leading to our coal mine have been built in 2009, improving transportation. In addition, a new railway from Inner Mongolia to the port of Caofeidian is under construction and is expected to be completed in 2015.

With respect to Heat Power, we are the exclusive operator and manager of the Zhunger Banner Heating Supply Station and the heating supply station of Ordos Xinsha Real Estate Development Co., Ltd.  These stations supply heat  in Xuejiawan within Zhunger county in Ordos.

•	Fragmented Coal Mining Industry Offers Acquisition Opportunities

China’s coal industry traditionally has been fragmented among large, state-owned coal mines, local state-owned coal mines, and thousands of town and village coal mines.  The top four Chinese coal companies produce less than 20% of domestic coal, and the top eight produce less than 28%. (Source: China National Coal Association).  In other coal producing countries, those percentages are much higher. For example, the eight largest coal producers in US contributed to 58% of the country’s output. In India and Russia, the numbers are 77% and 95%, respectively.  (Source: Energy Information Association). Shenhua, the largest coal producer in the world, accounted for less than 7% of China’s coal production in 2010 (Source: China National Coal Association).  Even though smaller coal mines hold a sizeable portion of the market, many of them are inefficient, outdated and have poor safety records.  Chinese government policy currently encourages industry consolidation and greater investment in new technologies to improve production and safety.   In certain instances, the government also has required mines below a certain size threshold to close.  In Inner Mongolia, for example, all coal mines with an annual production of less than 300,000 metric tons have been required to cease operations since September 2005.  According to the Inner Mongolia Autonomous Region Bureau of Coal Industry, from 2000 to 2009, the number of coal mines fell from 2,000 to 501 as a result of consolidation and shut-downs.  In Shanxi province, from 2008 to 2009, the number of coal mines fell from 2,600 to 1,053.  We believe that this consolidation trend will lead to valuable, reasonably-priced acquisition opportunities for us in the marketplace.

•	Dynamic Coal Trading Platform

Each year the PRC government regulates the amount of coal we and other coal producers are able to sell by allocating space to coal mines in Inner Mongolia to ship their coal on rail cars to the port in Qinhuangdao, where regional users come to buy coal on the open market. In order to capitalize on excess quota for rail space that we may have from time to time, commencing in 2009, we began to buy excess coal from other coal producers in Inner Mongolia and then pay to have that coal delivered by rail from their mine to the Qinhuangdao port.  Our business of buying and selling coal on a proprietary basis expanded in 2011 as a result of our receipt of additional quota from the local railway bureau.  Our official confirmed quota increased from 660,000 metric tons in 2010 to 760,000 metric tons in 2011. In addition, occasionally the government grants a discretionary increase in the quota depending upon business conditions.  Due to the increased discretionary quota in 2011, we were able to trade more coal.  Parties are awarded additional quotas based on their successful use of the quota in the previous year.   We believe that, given the demand for coal and our past track record of successfully filling our extra quota, we will be able to grow our coal trading business through increased quotas granted to us by the local railway bureau; however, our ability to use any or all of our quota in 2012 will vary with market conditions and is depends on our ability to source commercially acceptable coal purchases and subsequent trades.

Corporate Structure

We control the Operating Companies through China Tehong Energy Corporation (“Tehong BVI”), our subsidiary organized in the British Virgin Islands, China Tehong Energy Corporation HK Limited (“Tehong HK”), our subsidiary organized  in the Hong Kong Special Administrative Region, Beijing Tehong Energy Technology Consulting Co., Ltd. (“Tehong Consulting”), our subsidiary organized in the PRC, and through contractual arrangements commonly known as “VIE” or “variable interest entity” arrangements on the mainland in the PRC.  Our current corporate structure is set forth below:

We own directly 100% of the equity interests of Tehong BVI, which owns directly 100% of the equity interests of Tehong HK, which owns directly 100% of the equity interests of Tehong Consulting.

Our businesses in China are operated through the contractual arrangements among Tehong Consulting, the Operating Companies and the registered equity owners (the “Registered Owners”) of the Operating Companies.  Pursuant to the contractual arrangements, Tehong Consulting exercises control over, and derives substantially all of the economic benefits from, the Operating Companies, and holds contractual rights to acquire registered ownership of the Operating Companies, to the extent possible under applicable PRC law.

Contractual Arrangements

Exclusive Business Cooperation Agreements.    Pursuant to the exclusive business cooperation agreements executed by Tehong Consulting with each of the Operating Companies on November 30, 2010, Tehong Consulting provides technical and consulting services related to the business operations of each of the Operating Companies. As consideration for such services, each of the Operating Companies has agreed to pay an annual service fee to Tehong Consulting in an amount equal to 100% of the Operating Companies’ net income for such year.  The term of each of these agreements is 10 years from the date thereof.  Tehong Consulting may terminate the agreements at any time upon giving 30 days’ prior written notice to each of the Operating Companies.

Exclusive Option Agreements.    Tehong Consulting entered into option agreements on November 30, 2010 with each of the Operating Companies, and each of the Registered Owners of the Operating Companies, pursuant to which Tehong Consulting has an exclusive option to purchase, or to designate another qualified person (s) to purchase, to the extent permitted by PRC law and foreign investment policies, part or all of the equity interests in each of the Operating Companies owned by each of the Registered Owners of the Operating Companies.  To the extent permitted by the PRC laws, the purchase price for the entire equity interest is RMB1.00 Yuan or the minimum amount required by PRC law or government practice. Each of the exclusive option agreements has a 10 year term, with renewal for an additional 10 years at the option of Tehong Consulting.

Powers of Attorney.    Each of the Registered Owners of the Operating Companies signed a power of attorney dated November 30, 2010 providing Tehong Consulting with the power to act as his/her or its exclusive agent with respect to all matters related to his/her or its ownership interest in each of the Operating Companies, including the right to attend shareholders’ meetings of each of the Operating Companies and the right to exercise voting rights to which he/she or it is entitled under PRC law.

Equity Interest Pledge Agreements.    Pursuant to equity interest pledge agreements dated November 30, 2010, each of the Registered Owners of the Operating Companies pledged his/her or its equity interest in the Operating Companies to Tehong Consulting to secure obligations of each of the Operating Companies under the exclusive business cooperation agreements as described above. In addition, the Registered Owners of the Operating Companies agreed not to transfer, sell, pledge, dispose of or create any encumbrance on any equity interests in the Operating Companies that would affect Tehong Consulting’s interests. The equity interest pledge agreements will expire when each of the Operating Companies fully performs its obligations under the exclusive business cooperation agreements described above. All the equity interest pledges became effective on November 30, 2010 upon their registration with the competent administration of industry and commerce.

In addition to the Contractual Arrangements, Coal Group is also the direct registered owner of 51% of the equity interests of Heat Power.

Majority Shareholder.   Fortune Place Holdings Limited, a corporation organized under the laws of the British Virgin Islands (“Fortune Place”), owns 60% of our common stock.  Pursuant to a Share Transfer Agreement dated November 30, 2010 (the “Share Transfer Agreement”) between WenXiang Ding, our President and Chief Executive Officer, and the Ninghua Xu, the shareholder of Fortune Place, WenXiang Ding can purchase 100% of the equity interests of Fortune Place at certain prices that vary depending upon whether we achieve certain revenue targets.  See the section entitled “Transactions with Related Persons, Promoters and Certain Control Persons,” below.  Ms. Xu has also entrusted control over the shares of our common stock held by Fortune Place to Wenxiang Ding pursuant to an entrustment agreement dated November 30, 2010 between her and WenXiang Ding. On August 22, 2011, Mr. Ding exercised an option to purchase 1/3 of the outstanding shares of Fortune Place Holdings Limited pursuant to such Share Transfer Agreement and thus became a shareholder of Fortune Place Holdings Limited.

Corporate History

We were incorporated in the State of Nevada on October 11, 2002 for the purpose of producing coal to meet the increasing demand in power and heating industries and also to provide heat and electricity to networks in rural developments. We were considered a shell company until we entered into a share exchange agreement (the “Exchange Agreement”) to acquire our Operating Companies on November 30, 2004 (the “2004 Share Exchange”).  WenXiang Ding, President and Chief Executive Officer of the Company, and his family owned substantially all of the shares of Coal Group and held an indirect majority interest in Heat Power.  Although we were the legal survivor of this acquisition and the registrant with the Securities and Exchange Commission, under accounting principles generally accepted in the United States, the transaction was accounted for as a reverse merger, whereby Coal Group was considered our “acquirer” for financial reporting purposes as its shareholders, through us, control a majority of the post transaction combined company.

On September 8, 2006, new regulations came into effect concerning the merger and acquisition of domestic PRC companies by foreign investors (“New Regulations”) promulgated by the PRC’s Ministry of Commerce and other regulatory departments.  We determined that, under the New Regulations, we were required to undergo an application process to convert each of Coal Group and Heat Power from a domestic PRC company to a Foreign Invested Enterprise (“FIE”) pursuant to which a FIE business license would be obtained. In doing so, the acquisition of both the companies by us under the New Regulations would be classified as an “Equity Acquisition” pursuant to which the Company, being the foreign investor, would obtain the equity interest of both Operating Companies with the acquisition price to be determined by and based on an asset valuation of both companies prepared by a qualified PRC asset valuation company as approved by the Ministry of Commerce. Pursuant to the New Regulations, the acquisition price should not be lower than the asset valuation.  Compliance with the New Regulations was deemed to be required to complete the formal transfer of registered ownership of the Operating Companies on the records of applicable PRC regulatory authorities to the name of China Energy Corporation from the former PRC shareholders of the Operating Companies (the “PRC Shareholders”).

In connection with the FIE plan, on December 31, 2007, our former direct, wholly owned subsidiary, Pacific Projects Inc., a Nevada corporation (“PPI”) entered into a trust agreement with all the PRC Shareholders, pursuant to which all the PRC Shareholders agreed to hold their interests in Coal Group and Heat Power (represented by their registered paid up capital contributions to date) in trust for PPI for an eight year term, extendable for five additional years. Under the plan contemplated by the trust agreement, PPI planned to raise the monies required by the New Regulations to convert each of Coal Group and Heat Power to a FIE eligible business pursuant to which a FIE business license would be issued.   PPI intended to fund the acquisition price by funds raised pursuant to a share trust agreements dated January 3, 2008 with Georgia Pacific Investments Inc. (“GPI”) and Axim Holdings Ltd. (“Axim”).

In connection with the foregoing, the Ding Family entered into trust arrangements with GPI and Axim pursuant to which they deposited 30,589,107 shares of our common stock (the “Subject Shares”), constituting 68% of the outstanding common stock of the Company as of the date of this report, into the GPI and Axim trusts.  According to the terms of these trusts, GPI and Axim planned to sell the Subject Shares in order to fund the FIE plan; however, no Subject Shares were in fact sold under these arrangements.

On November 30, 2010, we consummated a corporate restructuring (the “Corporate Restructuring”).  The objective of the corporate restructuring was to (i) terminate the PPI trust arrangement pursuant to which we controlled the Operating Companies prior to the Corporate Restructuring, and (ii) control the Operating Companies on a going-forward basis through “variable interest entities” or VIEs, with the objective of mitigating any PRC regulatory risks that could potentially arise from our pre-Restructuring foreign ownership structure.  Pursuant to the Corporate Restructuring, we permitted formal registered ownership of Coal Group and Heat Power to be held by certain individuals and corporations domiciled in, or citizens of, the PRC and we caused Tehong Consulting, our indirect, wholly-owned PRC subsidiary to enter into the contractual arrangements with the Registered Owners of the Operating Companies pursuant to which Tehong Consulting exercises control over the Operating Companies, is the beneficiary of the economics of ownership of the Operating Companies, and holds contractual rights to acquire registered ownership of the Operating Companies (other than the equity interest of Heat Power held by Coal Group), to the extent possible under applicable PRC law.

Concurrently with the Corporate Restructuring, the Ding Family terminated the two trust arrangements with GPI and Axim (the “Trust Termination”).  In connection with the termination of those trust arrangements, GPI and Axim transferred the Subject Shares to Fortune Place  (together with the Trust Termination, the “Family Restructuring”).

In connection with the Corporate Restructuring and the Family Restructuring, PPI was merged with and into China Energy Corporation in November 2010.

Operating Companies

Coal Group

Coal Group, organized in China on July 20, 2000, produces coal from the Laiyegou coal mine located in Ordos City, Inner Mongolia, PRC.  Since the acquisition of Laiyegou in 1999, Coal Group’s principal activities consist of the production of “powdered” coal and “lump” coal from raw coal and the sale of products to heating and power industries, distributors and coking factories for steel production.  Coal Group also buys, sells, and transports coal,  as part of its proprietary coal trading activities.

The following table reflects the tonnage of coal produced by us and coal purchased from external sources by the Coal Group in the past 5 years:

Year	Tons Produced		Purchased from Third Parties**
2007	459,055		132,764
2008*	264,098	*	50,000
2009	453,430		154,584
2010	820,303		196,952
2011	1,080,833		935,976

___________________

*           Production levels dropped in 2008 due to the closing of the mine for three months to complete our mine expansion and also due to an additional shut down for two months mandated by the PRC government during the 2008 summer Olympics.

**         For the years 2007 to 2008 the amounts purchased from third parties represents coal purchased from a third party as part of our transportation quota trading as described below.

Coal Trading

Each year the PRC government regulates the amount of coal we and other coal producers are able to sell in the open market at the port in Qinhuangdao by allocating rail space to coal mines in Inner Mongolia to ship their coal to the port.  In order to capitalize on excess quota for rail space that we may have from time to time, commencing in 2009, we began to buy excess coal from other coal producers in Inner Mongolia and then paid to have that coal delivered by rail from the other producers’ mine to the Qinhuangdao port.  Prior to 2009, our coal trading activities consisted of transportation quota trading in which we purchased coal from one or more third party coal producers without sufficient rail space allocation to ship their coal, arranged and paid for the rail transportation of such coal, and then sold the coal back to the original coal producer at the port for a fixed profit.  In 2009, we were able to expand our coal trading business as a result of our receipt of increased quota from the local railway bureau.  Due to the increased quota, we were able to buy excess coal from other coal producers in Inner Mongolia, transport the coal from the other companies’ mines to be sold in the open market at the Qinhuangdao port.  Parties are awarded additional quotas based on their successful use of the quota in the previous year.  Our official confirmed quota increased from 500,000 metric tons in 2009 to 660,000 metric tons in 2010, and 760,000 metric tons in 2011.  In addition, occasionally the government grants a discretionary increase in the quota depending upon business conditions.  We believe that, given the demand for coal and our past track record of successfully filling our extra quota, we will be able to grow our coal trading business through increased quotas granted to us by the local railway bureau.  However, our ability to use any or all of our quota in 2012 will vary with market conditions and depends on our ability to source commercially acceptable coal purchases and subsequent trades. Coal that we produce and sell directly to our customers is customarily transported at the buyer’s expense and therefore does not count against our quota.

The following table reflects the tonnage of coal resold by the coal trading segment in the past 5 years (the years prior to 2009 reflect the sales made from transportation quota trading):

Year	Sales Volume
2007	132,764
2008	51,313
2009	296,919
2010	702,876
2011	1,366,755

Coal Production

Laiyegou coal mine and related Mining Rights

All land in the PRC belongs to the PRC state.  Property acquisition in the PRC is through 40, 50 or 70 year lease agreements and this is the only type of ownership permitted in the PRC. Coal Group acquired the rights to the Laiyegou coal mine and the land surrounding the mine in September 1999 for a period of 50 years. Coal Group’s State Owned Land Usage Certificate covers the land and allows the Company to use the storage facility, office and “dormitory” for such period. In addition, Coal Group has all six required governmental licenses necessary to mine the reserves in the Laiyegou coal mine.

The regulatory body responsible for approving the rights to the mine is the Provincial Bureau of National Land and Resource, a division of the PRC government. In December 2005, in accordance with governmental policy, Coal Group’s mining right was assessed to have a value of approximately $3.7 million. This mining right is regarded as an intangible asset currently being amortized using the units of production methodology. As of November 30, 2008, we have fulfilled our obligations and have made full payment for the right.

Our coal license permits us to produce up to 600,000 metric tons of coal on an annual basis.  Notwithstanding such license, the local PRC government has, since 2009, allowed us to produce up to approximately 800,000 metric tons of coal through 2010, and up to approximately 1 million metric tons of coal through 2011, on an annual basis.  Full production resumed in 2009 following the 2008 adjustments made to the facility.  The cost of the expansion and improvements was approximately $10 million and was financed through shareholder and bank loans.  The expansion included the installation of “longwall” mining equipment, the construction of wider laneways for access to the mine and from the mine to coal field, construction of seven work stations and emergency exits and improvements to the draught system.

The raw coal produced is non caking coal which does not fuse together or cake when heated but burns freely and is used mainly for heating and electric power generation.  It has a high ash melting point with high thermal value used almost exclusively as fuel for steam-electric power.  It has low sulphur, low ash and low phosphorus content with heating capability 6,100-7,100 K.cal. With such minimal harmful chemical content, it meets the stringent environmental standards set by the central government of the PRC.

As is shown below, the location intersects with national highways making access to the mine central to regional areas through No. 210 National Highway. The distance from Laiyegou to each of the following locations is as follows:

•	Dongsheng – 70km
•	Baotou City – 170km
•	Xuejiawan Town – 145km
•	Yulin City, Shaanxi Province – 215 km
•	Wuhai City – 370km

In addition, the BaoShen Railway crosses Dongsheng where Dongsheng Coalfield and Shenfu Coalfield are located. These mines are 35 km away from a railway collection station and therefore a convenient location where Coal Group is able to purchase raw materials and transport coal to customers.

Access to our property is monitored strictly by mine managers. Prior to entering the premises, mine managers assess condition and safety reports from the previous day and determine location and safety parameters for employees. Condition and safety reports are prepared on a daily basis and serve as a basis for permitting entry to the mine and locations where employees are assigned to work.

Reserves Survey

The following definitions apply to our mining operations as described in Industry Guide 7 of the Securities Act Industry Guides:

•	Reserve. That part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

•	Proven (Measured) Reserves. Reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well-established.

•	Probable (Indicated) Reserves. Reserves for which quantity and grade and/or quality are computed from information similar to that used for proven (measure) reserves, but the sites for inspection, sampling, and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven (measured) reserves, is high enough to assume continuity between points of observation.

A survey of the district of Hongjingta was performed by No. 153 Exploration Team of Inner Mongolia Coalfield Geological Bureau in 2005, covering an area of 7,800 hectares (approximately 19,266 acres) (the “2005 Survey”). The Laiyegou coal mine included in the Hongjingta district is located at the Dongsheng Coalfield near Dongsheng City, southeast of Bianjia road, the administrative center of the prefectural region of Ordos in Inner Mongolia.  The Laiyegou mine represents approximately 3% of the total survey area (or 230.3 hectares; approximately 569 acres).

The 2005 Survey established that the Laiyegou mine has recoverable reserves (see definition below) of 11.34 million metric tons as of 2005.  Recoverable reserves represent coal that is, or can be, extracted from a coal bed during mining.  The recoverable reserves in the mine decreased gradually  from 2005 to approximately 7.1 million metric tons as of the end of 2011:

		Recoverable Reserves2
	Total Mine Lifetime Reserves1	2005	2011

Proven reserves3	21,160,000	9,527,000	5,966,360

Probable reserves3	4,930,000	1,817,000	1,137,910

Total reserves	26,090,000	11,344,000	7,104,270

 _________

(1) “Total Mine Lifetime Reserves” represent the aggregate amount of reserves at the mine site at the initiation of mining activity at the site prior to 2005, as set forth by the 2005 Survey. At the time of the 2005 Survey, 6,590,000 metric tons included in the  21,160,000 Total Mine Life Proven Reserves had already been extracted from the mine.

(2) “Recoverable Reserves” are that portion of proven and probable reserves adjusted downward for (i) reliability of recovery of probable reserves, (ii) non-minable reserves constituting permanent protective coal pillars (located at the rim of the mine and separating the coal mine from others) and laneway protective coal pillars (located within the coal mine and used for coal transportation and for the entry and exit of miners), and (iii) recovery rate (actual production volume, taking into account reserves lost in the ordinary course of the mining process).  As a result of the installation of the longwall mining equipment, our current recovery rate is approximately 80%.

(3) Proven and probable reserve figures for Total Mine Lifetime Reserves and 2005 recoverable reserves are derived from the 2005 Survey. The portions of the total recoverable reserves for 2011 shown as proven and probable represent management’s good faith estimates based on the actual extractions from the mine since 2005 and assuming the same proportion in 2011 between proven and probable reserves as reflected in the 2005 Survey results.

The risks associated with proven reserves are less than of probable reserves due to the assumption of continuity of coal layers between sample points for probable reserves.

All reported reserves will be mined out within the period of the existing 50 year permit.

Coal Specifications

Coal produced from the Laiyegou coal mine does not undergo any washing or any other preparation prior to the sale to customers as its raw form is satisfactory in meeting the needs and requirements of such customers. As a result, the Laiyegou coal mine does not have wash plant facilities nor it is necessary to account for dilution of its products. Below is a summary of the specifications of the coal we produce.

Coal Bed	Proximate Analysis			Sulfur Content of Dry Coal (St,d %)	Net Calorific Value of Dry Coal (Qnet,d Kcal/kg)
	Moisture in Air of Dry Coal (Mad %)	Ash Content in Fully Dried Coal (Ad %)	Volatile Matter Content in Dry – Free Coal (Vdaf %)
4-1	8.88-9.90	11.92-13.54	36.87-38.41	0.28-0.33	6,300-6,500
4-2 Upper	8.48-9.80	6.56-8.50	36.92-37.68	0.22	6,700-6,900
4-2	8.30-8.62	7.78-12.94	36.69-37.05	0.16-0.33	6,300-7,000
6-2	7.34-8.36	4.78-15.28	33.80-36.47	0.16-0.22	6,100-7,100

Mining Method

Coal Group currently uses the “longwall” production of mining whereby large rectangular blocks of coal are defined during the development stage of the mine and are then extracted in a single continuous operation. Each defined block of coal, known as a panel, is created by driving a set of headings from main or trunk roadways in the mine, some distance into the panel.  The panel or block of coal up to 1,000 feet wide and two or three miles long is completely extracted. The working area is protected by movable hydraulic powered roof supports called shields. The longwall employs a shearer, with two rotating cutting drums, which is dragged mechanically back and forth across the coal face. The coal which is cut falls onto a heavy chain conveyor which delivers it to a belt conveyor system for removal out of the mine. The longwall shields advance with the machine as mining proceeds and provide not only high levels of production but also increased miner safety.

Longwall mining systems employ sensors to detect how much coal remains in the seam being mined as well as robotic controls to enhance efficiency. Microprocessors record seam data as a longwall miner makes its initial pass, subsequent passes then follow the previous route resulting in high efficiencies.

With the use of a longwall system, the amount of coal which is recovered in a given area increases from 40% to as much as 80%. The carefully planned longwall process has a positive influence on minimizing the effects of subsidence. Gradual or occasionally abrupt collapse of rock layers sometimes occurs between an underground mine and the surface. With the longwall operation, such ground movements are completed in a shorter period of time and the settling process occurs in a more uniform and predictable manner helping to minimize surface impacts. Our change to a longwall system has led to a significant increase in our efficiency and production.

Coal Products

Coal Group’s main products are “powdered” coal and “lump” coal, representing approximately 70% and 30%, respectively, of Coal Group’s production volume.

•	Lump Coal. We sell lump coal to local customers that resell to distributors or end-users for heating purposes.

•	Powdered Coal. We sell powdered coal principally to distributors that resell the products to power stations for electricity and heat generation purposes.

Screening, Crushing and Loading Facilities

We use an automatic conveyor system to filter and divide the coal into powdered and lump coal.  We do not have crushing facilities.  We also do not have washing facilities and therefore do not incur losses of product from this process.  Our loading facilities consist of equipment leased from a contractor.  We require the use of four loaders with a capacity of 1.5 metric tons each.

Transportation Infrastructure

Customers who purchase coal from the Laiyegou coal mine provide their own transportation of goods from production to their desired location.  Coal sold as part of our trading activities, which is subject to the quota requirements, is transported at our expense using third party contractors.

Resources and Utilities

The source of water for the mine is ZhungerKeyuan Water Supply Co., Ltd., a public utility company owned by the government.  Electric power is sourced by Agricultural Supply Bureau and the Ordos Power Industry Bureau, both utilities owned by the government.

Pricing

The following are annual production volume and weighted average prices per ton received in the past five years:

Year	Tons Produced	Weighted Average Price

2007	459,055	$25

2008	264,098*	$33

2009	453,430	$37

2010	820,303	$44

2011	1,080,833	$53

*            Production levels dropped in 2008 as a result of the mine being shut down for three months due to expansion efforts and for an additional two months due to a PRC government mandated shut down during the 2008 summer Olympics.

Competition

Due to existing market conditions as discussed above, Coal Group does not face any competition in the usual sense of the term. There are approximately 30,000 coal mining companies throughout China; however, since demand currently exceeds supply, competition is not a primary concern in the operation of our business. We currently anticipate that China’s coal industry will remain a large, growing and chronically under-supplied customer base for the foreseeable future.  Our competitors currently include, Inner Mongolia Yitai Group Co., Ltd., Inner Mongolia Manshi Coal Group Co., Ltd., Inner Mongolia Yidong Coal Group Co., Ltd. and Inner Mongolia Huineng Coal & Power Group Co., Ltd.

Although there are pressures from the PRC government to use clean and other alternative energies instead of coal due to environmental concerns, coal reserves in China are abundant and less expensive than other energy sources and a switch to other forms of resources to generate energy is unlikely.

Customers

The following table shows each of our customers who account for greater than 5% of sales of Coal Group:

Name	2011
	($ ‘000)%
Zhejiang Coal Resource Development Co., Ltd.	19,504	12.4%
Huadian Coal Industry Group Co., Ltd.	13,998	8.9%

Regulatory Compliance

In order to maintain our business license, we are required to pass random periodic safety inspections which check for gas and water seepage, ventilation, communication methods between in and outside of mine, any breach of environmental laws and certifications of employees who work in the mine. Mine managers and staff must be trained and have mine management qualification certificates obtained through the Coal Safety Production Bureau. To date, we have not breached any of the rules and regulations which would render our mine unsafe. Mine managers on site perform daily safety inspections.

Future Demand for Coal

Integral to China’s industrial expansion and related energy demand escalation at the present time, the PRC government is encouraging sectors to build more power stations, coking factories, calcium carbide factories and silicon iron factories across the country. As a consequence, the future demand in China for coal remains strong; a key factor underpinning the output of power stations and such factories potentially reaching 3.0 billion metric tons in 2010 and 3.4 billion metric tons by 2020 according to the estimates made by National Energy Bureau of China in 2009.

Diesel is an alternative competing energy source to coal; however, it is not widely used as most energy generation plants and users are only equipped to receive coal as a raw material. The use of diesel is also not cost effective as it is four times higher in price when compared to coal products; however, diesel’s energy rate is approximately 10,000Kcal/kg, which is higher than coal.

Heat Power

Heat Power offers two distinct services to its Xuejiawan customers.  Heat Power supplies (i) heating and (ii) electricity to end users.  In 2003, the Zhunger local government transferred the operation and management of the Zhunger Banner Heating Supply Station and the heating supply station of Ordos Xinsha Real Estate Development Co., Ltd. to Heat Power.  The transfer station supplies heat to the entire Xuejiawan district. In order to have sufficient heating supply, in 2004 Heat Power began construction on a thermoelectric plant which was completed in September 2006. Heat Power also buys steam from third parties to ensure a stable and reliable heat supply as we increased our service coverage area.  In conjunction with the thermoelectric plant, Heat Power also owns and operates 32 heat transfer stations.  The transfer stations are located on property owned by the residential community.

Heat Power is a regulated utility company and meets the current regulatory requirements applicable to such Company. Heat Power supplies electricity to its customers through a government controlled intermediary, Inner Mongolia Electric Power Group Co., Ltd. (“Electric Power Group”) in accordance with the Purchase and Sale of Electricity Contract dated September 15, 2009.  Electric Power Group is also subject to regulated utility company rules and regulations consisting of compliance with safety and environmental standards. In addition, the prices that we charge are set by the local government. The government reviews the price of heating and electricity from time to time as market conditions change. We purchase coal from suppliers to fuel our boilers at market prices; therefore, we bear the risk that market prices for raw materials exceed the regulated prices paid by end users.  We expect to receive governmental subsidies from time to time to offset this risk.

Heat Power was founded in September 2003 in Xuejiawan, the administrative center of Zhunger, one of the seven counties of Ordos, Inner Mongolia.  The prefectural administrative region of Ordos occupies 86,752 km2 , and is one of 12 prefectural administrative regions of Inner Mongolia.  Ordos is comprised of one district, Dongsheng, the administrative center of the region, and seven counties, including Zhunger.  Through Heat Power, we provide heating and electricity requirements to all of Xuejiawan.  Since its inception, Heat Power operated an existing heat power plant in Xuejiawan as part of its agreement with the Zhunger County government to phase out the existing heating plant for development of a more efficient and effective plant with heating and electricity generation capabilities pursuant to the terms of its license granted by the government.

In the Xuejiawan area, few families own a home boiler. Accordingly, Heat Power supplies heat through its closed pipeline system to residents that do not have a home heating system. Water is first heated in our thermoelectric plant using coal burning boilers and then piped directly to private dwellings, businesses and municipal facilities.  The water is then piped back to the thermoelectric plant with the process repeating again. The following diagram illustrates the heat supply pipeline system:

Process of generating electricity during the non-heat season

Process of generating electricity and supplying heating within heating season

Heat Power obtains its supply of powdered coal required to generate heat production principally from Zhunger County Guanbanwusu Coalmine (“Guanbanwusu”), an unrelated third party vendor. It also obtains coal from various other coal mines in the area. We do not supply Heat Power with coal for fuel because our thermoelectric plant operates efficiently on coal of a lesser quality, and at a lower cost, than the coal we produce.

As part of our agreement with the Zhunger government, we constructed a new, more efficient thermoelectric plant, which became operational in September 2006, to serve Xuejiawan.  Our plant generates centralized heat and electricity supply of 10,400,000 MJ and 144 MW, respectively.  Heat Power supplies heat by sending steam through its closed pipeline system to customers who do not otherwise have a home or commercial heating system.  The plant also uses powdered coal as 95% of its raw material, which is regarded as environmentally friendly coal.

Heat Supply License

On July 29, 2003, Heat Power entered into an agreement with the Zhunger County government, pursuant to which the operation and management of the Zhunger Banner Heating Supply Station and the heating supply station of Ordos Xinsha Real Estate Development Co., Ltd. was transferred to Heat Power.  The agreement enables Heat Power to provide centralized heating service to the entire Xuejiawan area, including the Donghua and Yinze residential areas. The agreement is for an undetermined period of time provided that Heat Power maintains production capabilities and predetermined prices set by the Zhunger County government.  Heating requirements are supplied throughout the Xuejiawan area through underground pipelines. New pipelines are added as additional residential areas are added in the service coverage area.

Heating Pricing Regulated by local Pricing Bureau

The price charged to supply heating to end-users is regulated and controlled by  the Inner Mongolia Zhunger  Pricing Bureau, which means that the supplier of such heat may not be able to recoup increases in the cost of raw materials or expenses for an undetermined period of time until application to increase prices is approved. For example, the pricing structure for the Xuejiawan area as of  February 2012 is approximately as follows per square meter per month (excluding any applicable government subsidies):

Residential: $0.40

Non-residential: $0.67

These prices have been effective since the second quarter of 2009.

Thermoelectric Plant

Heat Power completed construction of a thermoelectric plant in December 2005 which was put into operation effective September 2006. The thermoelectric plant allows for a centralized heat and electricity supply in the area with 10,400,000 MJ and 144 MW, respectively, generated per year.

Heat Power has two distinct operations: it supplies steam heating directly to end users throughout the Xuejiawan district in Ordos City, Inner Mongolia, and it also supplies electricity through Electric Power Group.  Heat Power has also constructed additional heat transfer stations, totaling 32 as of November 30, 2011, to improve the efficiencies and reliability of the thermoelectric plant. Heat Power also buys steam from third parties to ensure a stable and reliable heat supply as we increased our service coverage area.

Heat Power requires approximately 170,000 metric tons of powdered coal per year to sustain current operations.

Supply of Powdered Coal

The powdered coal required to generate heating is supplied principally by Guanbanwusu and has a heating capability of 4,600-4,900 Kcal and is low sulphur, low phosphorus, medium ash, with a high ash melting point, which satisfies the government Environmental Protection Standard and is regarded as environmentally friendly coal. The coal must have a minimum heating capacity of 4,600 Kcal or reduction of price per ton is implemented. Guanbanwusu is responsible for transporting coal to the plants.

Heat Power also obtains its supply of powdered coal from other suppliers, with which it has no formal agreement. Suppliers are hesitant to enter into agreements for a fixed price as a result of the price of coal generally increasing.

Competition

Heat Power does not have competition as it holds an exclusive right to supply heating and electricity to serviced areas. We were granted the right to supply the heating and electricity  for an undetermined period of time given that production capabilities and prices are maintained. As long as heat is supplied to the specified area, we expect that the agreement will not be terminated.

Tax Exemption

The Ministry of Finance and National Tax Administration Bureau has granted Value Added Tax (“VAT”) exemptions for residential heat supply industries operating in certain Chinese provinces where VAT applicable on revenue will not be required to be remitted or withheld, respectively. The exemption is effective through December 31, 2015. Therefore, we will continue to enjoy the tax exemption benefit through December 31, 2015.

Employees

As of November 30, 2011, Heat Power employs approximately 210 full-time employees and 90 part-time employees, while Coal Group employs 100 full-time employees and subcontracts approximately 150 laborers from a third-party provider. All of the Company’s employees are employed by the Company’s subsidiaries.  Management believes that relations with its employees are good.

Research and Development

We do not devote significant resources to research and development.

Intellectual Property

We do not have any trademarks on our trade name or logo or patents on our products or production processes.

Insurance

The Coal Group maintains insurance to cover work-related injuries to our employees as per government regulations and damage to our vehicles in amounts customary to the industry.   Heat Power maintains insurance to cover damage to our vehicles and machinery in amounts customary to the industry. We also maintain director and officer liability insurance.

Legal Proceedings

We are not currently a party to any material legal proceedings. However, we may become subject to legal proceedings, investigations and claims incidental to the conduct of our business from time to time.

Government Regulation

Coal Group

Coal Law

On August 29, 1996, the PRC government promulgated the People’s Republic of China Coal Law (the “Coal Law”), which became effective on December 1, 1996. The Coal Law sets forth requirements for all coal mines, including state-owned mines and privately owned mines, mainly providing for resource exploitation planning, approval of new mines, the issuance of mining and safety production permits, implementation of safety standards, processing of coal, business management, protection of mine areas from destructive exploitation, and safety protection for miners and administrative supervision.

According to the Coal Law, entities seeking to establish mining enterprises must apply to the relevant government office and obtain all necessary approvals. Upon obtaining such approvals, the entities concerned will be granted an Exploitation License from the Ministry of Land and Resources. Thereafter, an entity must obtain a coal production permit and a coal operation permit and other related quality permits in order to commence coal production and sell coal products in the PRC. The PRC government is in the process of amending the Coal Law, in response to concerns over the lack of a well-coordinated development plan for mining, which contributed to a significant amount of waste of valuable coal resources. The lack of effective penalty provisions or the lenient enforcement of existing provisions in the Coal Law has been cited as another important reason for the current rulemaking effort.

Mining activities in the PRC are also subject to the People’s Republic of China Mineral Resources Law (“Mineral Resources Law”), promulgated by the PRC Government on March 19, 1986 and amended on August 29, 1996. The Mineral Resources Law regulates matters relating to the planning or engaging in the exploration, exploitation and mining of mineral resources. According the Mineral Resources Law all mineral resources, including coal, are owned by the state. Except under limited circumstances, any enterprise planning to engage in the exploration, exploitation and mining of mineral resources must first apply for and obtain exploration rights and mining rights before commencing the relevant activities. The Mineral Resources Law prohibits the transfer of exploration and exploitation rights in general unless the transfer falls within certain specified circumstances.

We are principally subject to governmental supervision and regulation by the following agencies of the PRC government:

•	the State Council, which is the highest level of the executive branch, is responsible for the examination and approval of major investment projects specified in the 2004 Catalogue of Investment Projects released by the PRC Government;

•	the National Development and Reform Commission (“NDRC”) and its local counterparts, which formulate and implement major policies concerning China’s economic and social development, examine and approve investment projects exceeding certain capital expenditure amounts or in specified industry sectors, including examination and approval of foreign investment projects, oversees reform of state-owned enterprises and formulates industrial policies and investment guidelines for the natural resource industries, such as coal production. In addition, the NDRC administers coal export activities and export quotas jointly with the Ministry of Commerce. The NDRC is also responsible for the evaluation and implementation of the price-linking mechanism between the prices of coal and power;

•	the Ministry of Land and Resources (“MLR”) and its local counterparts, which have the authority to grant land use licenses and mining right permits, approves transfer and lease of mining rights, and reviews mining rights premium and reserve valuation;

•	the State Administration of Coal Mine Safety (“SACMS”), which is responsible for the implementation and supervision of the relevant safety laws and regulations applicable to coal mines and coal mining operations;

•	the State Environmental Protection Administration of China (“SEPA”) and its local counterparts, which supervise and control environmental protection and monitors China’s environmental system at the national level; and

•	the Ministry of Construction (“MOC”) and its local counterparts, which are responsible for the management of survey and design of construction projects, including but not limited to the survey and design of coal mines.

The following is a brief summary of the principal laws, regulations, policies and administrative directives to which we are subject.

Pricing

Until 2002, the production and pricing of coal was largely subject to close control and supervision by the PRC government, which centrally manages the production and pricing of coal. Previously, the price of coal was determined based on a government-devised pricing guideline which set out the suggested prices for coal. However, to effectuate the transformation from planned economy to market economy practices, from January 1, 2002 China eliminated the state guidance price for coal and allowed prices for all types of coal to be determined in accordance with market demand. However, as the PRC government continues to maintain control over the national railway system, which is the primary means for coal transportation in China, the PRC government still may exert influence over the pricing of coal through its allocation of railway transportation capacity for coal.  The local PRC government increased our annual quota from 660,000 metric tons in 2010, and 760,000 metric tons in 2011.

In addition, under the Price Law of the PRC, promulgated December 29, 1997, effective May 1, 1998, in the event of an actual increase or potential increase in the prices of important products such as coal, the State Council and the provincial governments, autonomous regions and municipalities directly under the PRC Government may adopt intervention measures, such as restricting the ratio of price differentials or of profits, and imposing price limits, etc. In August 2004, the NDRC issued a notice setting forth temporary measures to be imposed on thermal coal prices for certain regions. In December 2004, the NDRC issued a notice setting forth guidelines for pricing of thermal coal sales in 2005. Under these guidelines, the coal suppliers and their customers may not negotiate for the sale of coal at prices exceeding the government suggested price range.

Similar to coal pricing, the production and supply of coal, which is dictated by the PRC government’s annual state coal allocation plan, has been gradually liberalized and largely subject to market forces. Major domestic coal suppliers and coal purchasers attend the Annual National Coal Trading Convention to negotiate and discuss the price and quantity of coal to be supplied and purchased for the coming year through the signing of letters of intent and short and long-term supply contracts.

On December 18, 2006, the National Development and Reform Committee issued the Notice Relating to the Good Preparation for Inter Provincial Coal Production Transportation Works (FaGai Yun Xing (2006) (No. 2867). According to the notice, in 2007, policies were required to be implemented to encourage the reform of the market system for determining coal prices by allowing parties to determine prices through discussions in accordance with market demand, and to encourage price determination based on quality. On December 27, 2006, the relevant government departments and units, such as the National Development and Reform Committee for railway operations, and the Transportation Department, convened a 2007 coal industry video and telephone conference. This symbolized the end of the Annual National Coal Trading Convention that has been in place for over 50 years. Under the State’s macroeconomic controls, the new mechanism for enterprises to freely determine prices through negotiations was put in place.

On December 6, 2010, the NDRC issued a notice asking certain coal mining companies in China to maintain 2010 prices as a means to ensure sufficient supplies of electricity during 2011.  We do not believe that the requirement will have a material impact on us, as spot coal market sellers such as China Energy were not included in the directive.

Fees and Taxes

There are various taxes and fees that are imposed upon coal producers in the Inner Mongolia Autonomous Region, as well as statutory reserves which coal producers are required to set aside. Such taxes, fees and statutory reserves as applicable to Laiyegou at November 30, 2011 are as follows:

Item	Base	Rate
Enterprise income tax	Taxable income	25%
VAT	Value addition to a material or product	17%
Urban maintenance and construction tax	Amount of turnover tax	5%
Education surcharge	Amount of turnover tax	3%
Local education surcharge	Amount of turnover tax	1%
Water conservancy construction fund	Proceeds from the sale of coal	0.1%
Resource tax	Volume of sale of coal produced	RMB3.2 per ton
Compensation for the depletion of coal resources	Volume of sale of coal produced	RMB2.86 per ton
Adjustment fund	Volume of raw coal produced	RMB15 per ton
Mine maintenance fund	Volume of raw coal produced	RMB7 per ton
Safety fund	Volume of raw coal produced	RMB3 per ton

Under the Mineral Resources Law, if mining results in damage to arable land, grasslands or forest areas, the mining enterprise must take effective measures to return the land to an arable state, plant trees or grass or take other specific measures. The Mineral Resources Law and other applicable laws and regulations also state that anyone who causes others to suffer loss in terms of production or in terms of living standards is held liable for the loss under the law and is required to compensate the persons affected and to remedy the situation. In addition, the Mineral Resources Law also provides for (i) regulations concerning labor safety and hygiene and (ii) environmental protection.

All coal producers are subject to PRC environmental protection laws and regulations which currently impose fees for the discharge of waste substances, require the payment of fines for serious pollution and provide for the discretion of the PRC Government to close any facility which fails to comply with orders requiring it to cease or cure operations causing environmental damage. All environmental protection facilities must be inspected and certified by relevant governmental authorities as being in compliance with PRC environmental protection laws and regulations.

Domestic Trading of Coal

Pursuant to the Measures for the Regulation of Coal Operations promulgated by the NDRC on December 27, 2004, the state implemented a system to examine coal operation qualifications in respect of coal operations, including the wholesale and retail sale of raw coal and processed coal products, and the processing and distribution of coal for civilian use. Before an enterprise can engage in coal operations, it must obtain a coal operation qualification certificate. A coal production enterprise that deals in coal products which it did not itself produce and process is required to obtain coal operation qualifications. The enterprise is also prohibited from dealing in coal products produced and/or processed by a coal mine enterprise that does not have a coal production permit. An enterprise is also prohibited from selling coal products to a coal operation enterprise that does not have coal operation qualifications.  Our Coal Operation License expires on April 30, 2013.

Although the PRC government indirectly influences coal prices through its broad regulation of electricity prices and control over the allocation of national railway capacity, domestic coal prices have mainly been market-driven since 2002, when the PRC government eliminated the price control measures for coal used in electric power generation. Prior to 2006, however, the PRC government continued to implement temporary measures to prevent and control any unusual fluctuations in thermal coal prices. This, among other reasons, has caused thermal coal contract prices for major users to be generally lower than spot market prices during this period. On January 1, 2006, the NDRC announced the elimination of such temporary intervention practices on thermal coal price, thus completely removing control over thermal coal prices, including contract prices for major users.

Environmental Protection Laws and Regulations

Pursuant to the Environmental Protection Law, SEPA is empowered to formulate national environmental quality and discharge standards and to monitor China’s environmental system at the national level for the purpose of preventing and eliminating environmental pollution and damage to ecosystems. Environmental protection bureaus at the county level and above are responsible for environmental protection within their areas of jurisdiction.

Environmental regulations require companies to file an environmental impact report with the relevant environmental authority for approval before undertaking the construction of a new production facility or any major expansion or renovation of an existing production facility. New facilities built pursuant to this approval are not permitted to operate until the relevant environmental authority has performed an inspection and has found that the facilities are in compliance with environmental standards.

Mining operations, including both open pit mines and underground mines, may result in disturbances of surface and underground land and cause water pollution, landslides and other types of environmental damage. To manage the adverse effects that the coal industry has on the environment, China promulgated a series of laws and regulations. Through these laws and regulations, China established national and local environmental protection legal frameworks and issued standards applicable to emission controls, discharges of wastes and pollutants to the environment, generation, handling, storage, transportation, treatment and disposal of waste materials by production facilities, land rehabilitation and reforestation.

The Environmental Protection Law, promulgated by the National People’s Congress December 26, 1989, is the cardinal law for environmental protection in China. The law establishes the basic principle for coordinated advancement of economic growth, social progress and environmental protection, and defines the rights and duties of governments at all levels. Local environmental protection bureaus may set stricter local standards than the national standards and enterprises are required to comply with the stricter of the two sets of standards. The Environmental Protection Law requires any entity operating a facility that produces pollutants or other hazards to incorporate environmental protection measures into its operations and to establish an environmental protection responsibility system, which must adopt effective measures to control and properly dispose of waste gases, waste water, waste residue, dust or other waste materials.

New construction, expansion or reconstruction projects and other installations that directly or indirectly discharge pollutants to the environment shall be subject to relevant state regulations governing environmental protection for such projects. Entities undertaking such projects must submit a pollutant discharge declaration statement detailing the amount, type, location and method of treatment to the competent authorities for examination. The authorities will allow the construction project operator to release a certain amount of pollutants into the environment and will issue a pollutant discharge license for that amount of discharge subject to the payment of discharge fees. The release of pollutants is subject to monitoring by the competent environmental protection authorities. If an entity discharges more than the amount permitted by the pollutant discharge license, the local environmental protection bureau can fine the entity up to several times the discharge fees payable by the offending entity for its allowable discharge, require the offending entity to close its operations, or take other measures to remedy the problem.

In the environmental impact statement of a construction project, the project operator shall make an assessment regarding the pollution and environmental hazards the project is likely to produce and its impact on the ecosystem, and measures for their prevention and control. The operator shall submit the statement according to the specified procedure to the competent environmental protection authority for examination and approval. The building of sewage outlets within any water conservancy projects, such as canals, irrigation channels and reservoirs, shall be subject to the consent of the competent authority in charge of water conservancy projects.

The facilities for the prevention and control of pollution must be designed, constructed and put into use or operation simultaneously with the main part of a construction project. Such facilities must be inspected by the competent environmental protection authority. If they do not conform to the specified requirements, the operator shall not be permitted to put the new facility into operation or use.

The rehabilitation of mining sites is another important issue the PRC government has sought to address. Under the Law of Land Administration of the People’s Republic of China, promulgated June 25, 1986, and amended on August 28, 2004, and the Land Rehabilitation Regulations, issued by the State Council in 1988 and effective January 1, 1989, coal producers must undertake measures to restore the mining site to its original state within a prescribed time frame if mining activities result in damage to arable land, grassland or forest. The rehabilitated land must meet rehabilitation standards, as required by law from time to time, and may only be subsequently used upon examination and approval by the land authorities. A coal producers’ failure to comply with this requirement or its failure to return the mining site to its original state will result in the imposition of fines, rehabilitation fees and/or rejection of applications for land use rights by the local bureau of land and resources.

Emissions of waste water by coal mines and coking plants are regulated by the Law on Prevention and Control of Water Pollution of the PRC, promulgated by the National People’s Congress in 1984 and effective as amended in 1996, and the Administrative Regulations on the Levy and Use of Discharge Fees, issued by the State Council on January 2, 2003 and effective July 1, 2003. Any new construction projects, such as coal mines and coking plants, must submit an environmental impact statement, which shall include an assessment on the water pollution hazards the project is likely to produce and its impact on the ecosystem. The environment impact statement must also contain measures to prevent and control the water pollution hazards. Every new production facility must be equipped with waste water processing facilities which must be put in use together with the production facilities. Construction projects that discharge pollutants into water shall pay a pollutant discharge fee in accordance with state regulations.

Violators of the Environmental Protection Law and various environmental regulations may be subject to warnings, payment of damages and fines. Any entity undertaking construction work or manufacturing activities before the pollution and waste control and processing facilities are inspected and approved by the environmental protection department may be ordered to suspend production or operations and may be fined. The violators of relevant environment protection laws and regulations may be exposed to criminal liability if violations resulted in severe loss of property, personal injuries or death.

In addition to the PRC environmental laws and regulations, China is a signatory to the 1992 United Nations Framework Convention on Climate Change and the 1998 Kyoto Protocol, which propose emission targets to reduce greenhouse gas emissions. The Kyoto Protocol came into force on February 16, 2005. At present, the Kyoto Protocol has not set any specific emission targets for certain countries, including China.

Mineral Resources Laws and Regulations

Exploration, exploitation and mining operations must comply with the relevant provisions of the Mineral Resources Law and other relevant regulations, and are under the supervision of the Ministry of Land and Resources. Exploration and exploitation of mineral resources are also subject to examination and approval by the Ministry of Land and Resources and relevant local authorities. Upon approval, a mining permit is issued by the relevant administrative authorities, which are responsible for supervision and inspection of mining exploitation in their jurisdiction. The holders of mining rights are required to file Annual Reports with the relevant administrative authorities.

The Mineral Resources Law governs, among other things, the assignment of mining rights. If the entity holding the mining rights is to be changed due to a sale of enterprise assets or other circumstances that may cause a change in the property rights to the assets of the enterprise, the enterprise may assign its mining rights, subject to approval according to the Coal Law, the Mineral Resources Law and other laws and regulations.

The PRC government permits mine operators of collectively owned mines to exploit mineral resources in designated areas and individuals to mine scattered mineral resources. Such mine operators and individuals are subject to government regulation. Mining activities by individuals are restricted. Individuals are not permitted to exploit mineral reserves allocated for exploitation by a mining enterprise or company or protected reserves. Indiscriminate mining that damages mineral resources is prohibited.

It is unlawful for an entity or individual to conduct mining operations in areas designated for other legal mining operators. A mining operator whose exploitation causes harm to others in terms of production or in terms of living standards is liable for compensation and is required to take necessary remedial measures. When a mine is closed, a mine closure report and information concerning the mining facilities, hidden dangers, remediation and environmental protection must be submitted for examination and approval in accordance with the relevant law.

Mineral products illegally extracted and incomes derived from such activities may be confiscated and may result in fines, revocation of the mining permit and, in serious circumstances, criminal liability.

Mining safety

On June 7, 2005, the State Council promulgated Several Opinions on Promoting the Healthy Development of the Coal Industry (the “Opinions”), announcing the PRC Government’s policies with respect to the development and restructuring of the coal industry. The Opinions resonated with the NDRC’s announcement on the revision of the Coal Law and reiterated the PRC Government’s policies with respect to the administration of coal reserves, enhancement of coal mine safety, encouragement of industry consolidation among coal producers, acceleration of the construction of large coal production bases, improvement of mining techniques and equipment for coal production and the organization and regulation of small coal mines.

The Measures for Implementing Work Safety Permits in Coal Mine Enterprises

The State Administration of Work Safety and the SACMS issued “The Measures for Implementing Work Safety Permits in Coal Mine Enterprises,” which came into effect on May 17, 2004. Pursuant to this document, a coal mine enterprise without a work safety permit may not engage in coal production activities. Coal mining enterprises and their mines that do not satisfy the safety conditions set forth in this document, or those that violate the provisions of this document, will be punished accordingly.  Our Safety Production License was originally granted on January 19, 2010 and expired on January 19, 2012. We have obtained a renewal of such license which is effective through January 19, 2014.

Special Regulations by the State Council on Preventing Work Safety Related Accidents in Coal Mines and Five Sets of Supplemental Rules and Regulations

The Special Regulations by the State Council on Preventing Work Safety Related Accidents in Coal Mines were promulgated and entered into effect on September 3, 2005. This regulation specifies that coal mine enterprises are responsible for preventing coal mine work safety-related accidents. If a coal mine has not obtained, in accordance with the law, a mining right permit, work safety permit, coal production permit or business license and if the mine manager has not obtained, in accordance with the law, a mine manager qualification certificate and a mine manager safety qualification certificate, the coal mine may not engage in production. We have obtained our Exploration Rights License, Coal Production License and Safety Production License which expire on March 18, 2012, May 31, 2024 and January 19, 2012, respectively.  A coal mine should have adequate safety equipment, facilities and resources and should have in place measures to guard against the occurrence of work safety related accidents, as well as a sound contingency plan to deal with emergencies. Coal mining enterprises should establish a sound system for the detection, elimination, treatment and reporting of latent work safety-related dangers. If a major latent work safety-related danger as specified exists in a coal mine, the enterprise should immediately suspend production and eliminate the latent danger. Coal mining enterprises should provide their personnel working underground and their special operation personnel with safety education and training in accordance with relevant state regulations. The person in charge of a coal mine and the production and operation management personnel should go into mines and act as foremen on a rotating basis in accordance with state regulations, while a file recording their entry into the mine should be maintained. In addition, the State Administration of Work Safety issued five sets of supplemental measures:

(i)           The Measures for Determining Major Latent Work Safety Related Dangers in Coal Mines (for Trial Implementation) stipulates the specific criteria for determining major latent work safety-related dangers. It further defines each of the latent safety related dangers specified in the Special Regulations of the State Council on Preventing Work Safety Related Accidents in Coal Mines, and lists more than 60 major latent safety related dangers.

(ii)           The Implementing Measures for the Detection and Elimination of Latent Dangers in Coal Mines and the Rectification and Closure of Such Mines (for Trial Implementation) specifies that coal mining enterprises are responsible for the detection and elimination of latent work safety-related dangers and that the main persons in charge of coal mining enterprises are fully responsible for the detection, elimination and treatment of latent work safety-related dangers in their enterprises.

(iii)           The Measures for the Supervision and Inspection of Coal Mine Safety Training (for Trial Implementation) specifies that coal mining enterprises must arrange and provide safety education and training to all of their mining personnel in accordance with relevant regulations; select and send their principal persons in charge, work safety management personnel and special operation personnel to qualified coal mine safety training institutions for training in a timely manner; and obtain the corresponding qualification certificates.

(iv)           The Guiding Opinions on Persons in Charge of Coal Mines and Production and Operation Management Personnel Going into Mines as Foremen requires the various types of coal mines to arrange for their persons in charge and production and operation management personnel to go into the mines to act as foremen and to ensure that each shift has at least one such person on site directing the operations. Coal mining enterprises are required to establish such procedures, clarify foremen’s duties and responsibilities and strictly implement internal management and performance appraisal.

(v)           The Measures for Rewarding the Reporting of Major Latent Work Safety Related Dangers in, and Violations of the Law by, Coal Mines (for Trial Implementation) specifies that all units or individuals have the right to report major latent work safety-related dangers in, and violations of law by, coal mines.

Circular on the Opinions of Further Strengthening the Works of Shutting Down  Coal Mines by State Administration of Work Safety and other relevant governmental authorities

The Circular on the Opinions of Further Strengthening the Works of Shutting Down Coal Mines went into effect on September 28, 2006. This regulation set forth 16 standards by which small coal mines would be shut down, including but not limited to the annual coal production capacity of 30,000 tons or less, as well as those coal mines without proper licenses or permits. The objective of the regulation is to reduce both the high rate of accidents and pollution in the PRC coal mining industry.  The regulation specifies that the Central Government will support the development of large coal mining operations, defined as having annual coal production capacity of 300,000 metric tons or more in Shanxi Province, Shaanxi Province, and Inner Mongolia, of 150,000 metric tons or more in Gansu Province, Qinghai Province and six other regions, and of 90,000 metric tons or more in Southwest and Midwest region. The work of shutting down small coal mines is a joint effort by several governmental authorities, including National Development and Reform Commission and the Ministry of Land and Resources.

National Development and Reform Committee issued Guidance Relating to Better Performance Coal Production Transportation Works

On December 14, 2009, the National Development and Reform Committee issued Guidance Relating to Better Performance Coal Production Transportation Works (FaGai Yun Xing (2009) No. 3178). Pursuant to which the railway bureau is encouraged to link up and cooperate with the coal mine operating entity for the railway capacity and transportation relationship.  It is also required that the railway capacity shall be increased across the provinces and coals from Shan Xi, Inner Mongolia and Shan‘xi are encouraged to be transported out of the provinces or autonomous regions.  In addition, newly increased railway capacity shall be strengthened for the transportation of coals used for electricity and the supplying and demanding enterprises shall enter into contracts based on the allocation intention framework of the railway capacities.  The Guidance further promotes the price formation mechanism and encourages a marketing price mechanism and certain conditional competition, which requires that the coal price shall be determined by quality and shall reflect marketing demand and supply.

Heat Power

Except for the construction and operation of small power grids in Xizang, Xinjiang, and Hainan provinces, foreign investment in the construction and operation of any coal-fired condensing thermal power station with single-machine capacity of no more than 300 MW or any thermal coal-fired condensing steam extraction of dual-use cogeneration power plant with single machine capacity of no more than 100 MW is currently prohibited in the PRC. As a Nevada corporation, we do not qualify to conduct such business under PRC regulations.  As a result, we operate the Heat Power business through contractual arrangements.

Heating Supply Industry

Our heating supply business is mainly regulated by the Administrative Measures for the Concession Operation of the Municipal Public Utilities effective in 2002 and latest amended in 2009 (the “Concession Operation Measures”), the Circular on the Opinion of Promoting the Reform and Development of Municipal Public Utilities in Our Region issued by the People’s Government of Inner Mongolia Autonomous Region in 2001 and the Administrative Measures of Ordos for the Concession Operation of the Municipal Public Utilities promulgated on April 13, 2005.  Pursuant to these regulations, companies which supply heat are deemed to be municipal public utilities and any entity proposing to engage in such business need to enter into a concession agreement with the competent government authority. The heating supply operator must comply with certain requirements set out by the government utility regulator and shall neither discharge the franchising agreement nor shall cease the operation without prior approval of the competent government authority and/or the municipal or county government.  However, the concession agreement and the corresponding concession right might be terminated by the competent government authority in light of certain violation of such heating supply operator, including the transfer or lease of concession right without approval of government authority, or the cease of operation without prior approval which causes materially adverse effect to the public interest and safety.

Electric Power Industry

Pursuant to the Electric Power Law effective on April 1, 1996 and amended in 2009, the Electric Power Business License Administration Regulation promulgated in 2005 (the “License Regulation”), any entity engaging in the electric power industry, including electricity generation, electricity transportation, electricity supply, shall apply and obtain a Electricity Power Business License. If any entity engages in two or more kinds of electricity power business, then it shall apply for a separate Electricity Power Business License for each kind of electricity power business. Furthermore, any entity who applies for the applicable Electricity Power Business License for electricity generation shall obtain the approvals on the construction of the electricity generation plants, the operation capacity of electricity generation and complying with the laws and regulations on environment made by related governmental authorities.  Our Electricity Power Business License for electricity generation expires on December 30, 2028.  With respect to the price of electricity power which is mainly regulated by the Electricity Power Law, the Reforming Plan of the Price of Electricity Power approved by the State Council in July 2003, the On-grid Power Price Administration Provisional Measures promulgated by the NDRC on March 28, 2005, the price of electricity power shall be determined on the basis of the principles of reasonable compensation of cost and reasonable determination of profits, legal incorporation of taxes, fairly shared burdens and promotion of electricity power construction, In addition, the price of electricity power shall be proposed by electricity generation enterprise and electricity grid operation enterprise and approved by the competent governmental authorities.

Reports to Security Holders

We deliver annual reports on Form 10-K, which include our financial statements to our shareholders.  We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The public may read and copy these materials at the Securities and Exchange Commission’s (“SEC”) Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, on official business days during the hours of 10:00 am to 3:00 pm. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically.

ITEM 1A.	RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

ITEM 2.	PROPERTIES

Coal Group Principal Business Office

Our principal business office is located on the third floor of No.57, Xinhua East Street, Hohhot City, Inner Mongolia, where our sales, legal, administration, accounting, finance and management departments are located. The third floor is approximately 5,050 square feet.

The office building was purchased by our President, WenXiang Ding, in July 1998 on behalf of Coal Group and he subsequently transferred title to Coal Group once it obtained a business license. The full purchase price has been paid and no amounts remain outstanding for this property. The building has three floors and is 14,674 square feet.

We occupy the third floor and the first and second floors are occupied by XianGrong Commercial & Trade Co., Ltd. where they operate a restaurant. Coal Group provides this space in exchange for property maintenance and catering services. Catering services and various banquets held throughout the year for promotion purposes cost approximately $25,000.  We only pay for catering expenses exceeding $25,000.

The land on which the office building is situated is leased from the PRC government or previous holders of the lease for a period of 50 years, expiring in 2048. A lease from the PRC government grants use of land by obtaining a State Owned Land Usage Certificate and a lease obtained through previous lease holders grants use of land by obtaining a Collective Land Usage Certificate. Land in China cannot be owned and the only form of ownership is by way of lease for a period of up to 50 years. Coal Group is required to use  the land as specified in its business license. Any changes in use must be approved by the PRC government.

In August 2005, Coal Group entered into an agreement with Deheng Assets Management Co., Ltd. (“Deheng Assets”) to purchase two office buildings located at Building 3 in Hongqi Street in Hohhot City (Property Certificate No. 2003001090) and Building 8 in Hongqi Street in Hohhot City (Property Certificate No. 2003002197).  Coal Group holds this property as an investment and leases the units for commercial use.  The two buildings are currently vacant with the exception of 3 floors which were previously occupied by one tenant. The space is rented on a month to month basis.  There are no renovation plans for these properties.

Laiyegou Coal Mine

Please refer to the disclosure under Item 1 above with regard to the location and description of the Laiyegou coal mine.

Heat Power’s office and Real Property

Heat Power’s Administration, Finance, and Heat Station and Project Management Departments are located in newly constructed thermoelectric plant in Yingze Residential Area, Xuejiawan Town, Zhunger County. The office space is approximately 24,272 square feet.

The 3.96 hectares land where the office building  and  our thermoelectric plant are located is leased from the PRC government for a period of 50 years, expiring in 2053. Land in the PRC cannot be directly owned and the only form of ownership is by way of lease for a period of up to 50 years. In order to maintain the lease, we must use the land as specified in the business license.

Please refer to the disclosure under Item 1 above for information regarding the production, reserves, locations, development and the nature of our interests in such properties.

ITEM 3.	LEGAL PROCEEDINGS

Neither we nor any of our subsidiaries, nor any of our property or the property of our subsidiaries, is currently subject to any material pending legal proceedings, other than ordinary routine litigation incidental to our business. To the best of our knowledge, there are also not currently any material proceedings to which any of our directors, officers or affiliates or five percent shareholders, or any associate of any such person, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or our subsidiaries.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Market Information

Our common stock is traded on the over-the-counter market and quoted through the OTCBB under the symbol “CHGY.” The following table sets forth the high and low bid prices for our common stock as reported by the OTCBB in U.S. dollars for the periods listed below.  These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.

	High ($)	Low ($)
Fiscal Year Ended November 30, 2010
First Quarter (December 1, 2009–February 28, 2010)	0.95	0.66
Second Quarter (March 1, 2010–May 31, 2010)	4.12	0.75
Third Quarter (June 1, 2010–August 31, 2010)	2.30	1.20
Fourth Quarter (September 1, 2010–November 30, 2010)	2.20	1.15

Fiscal Year Ended November 30, 2011
First Quarter (December 1, 2010–February 28, 2011)	1.91	1.31
Second Quarter (March 1, 2011–May 31, 2011)	1.32	0.416
Third Quarter (June 1, 2011–August 31, 2011)	0.55	0.652
Fourth Quarter (September 1, 2011–November 30, 2011)	0.46	0.25

Fiscal Year Ended November 30, 2012
First Quarter (December 1, 2011–February 29, 2012)	0.36	0.25

Holders

As of March 14, 2012, there were 318 holders of record of our common stock, although we believe the number of beneficial holders is substantially greater. The transfer agent for our common stock is QuickSilver Stock Transfer, LLC.  The transfer agent’s contact information is 6623 Las Vegas Blvd. South, Las Vegas, NV 89119.  The transfer agent’s telephone number is +1 (702) 629-1883.

Dividend Policy

We do not anticipate paying cash dividends in the foreseeable future. Presently, we intend to retain all of our earnings, if any, to finance development and expansion of our business.

We are a holding company incorporated in the State of Nevada and do not have any assets or conduct any business operations other than our investments in our subsidiaries. As a result of our holding company structure, we rely entirely on certain payments from the Operating Companies to Tehong Consulting, followed by dividend payments from Tehong Consulting. PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which is required to be set aside for certain reserve funds.  In addition, PRC capital and currency regulations may limit our ability to pay dividends.  Our inability to receive all of the revenues from the Operating Companies’ operations may provide an additional obstacle to our ability to pay dividends if we so decide in the future.

Equity Compensation Plan Information

The following is a summary of all of our equity compensation plans as of November 30, 2011.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders 1	85,000	1.54	0

Total	85,000	1.54	0

1Included in this category are 85,000 shares of common stock of the Company issuable upon the exercise of outstanding stock options for our independent directors as of November 30, 2011. All those options outstanding for our independent directors have fully vested with an expiration period of ten years from the date of grant.

Unregistered Sales of Equity Securities

The Company has not had any sales of unregistered securities within the last three years.

Issuer Purchase of Securities

We did not repurchase any of shares of our common stock during the fourth quarter of fiscal 2011.

ITEM 6.	SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations, or MD&A, is intended to help the reader understand our operations and our present business environment. This MD&A is provided as a supplement to, and should be read in conjunction with, our consolidated financial statements and the accompanying notes thereto included elsewhere in this annual report.

Overview

We are structured as a holding company that controls our two PRC Operating Companies: Coal Group, which operates our coal segment, and Heat Power, which operates our heating and electricity service segment.  Through Coal Group, we produce coal using the longwall method of mining at the Laiyegou coal mine located in the Dongsheng coal field in the Dongsheng district of Ordos City, Inner Mongolia.

Coal Group is the major revenue and profit driver of the Company. For the fiscal year ended November 30, 2011 and 2010, Coal Group contributed 88% and 81% of our total revenue, respectively, with the balance attributable to Heat Power.  While the sales prices of heat and electricity units generated by Heat Power are regulated by the government, sales prices of coal are market driven to a significant extent. Therefore, Coal Group enjoys a higher gross margin.

Through Coal Group, we produced and sold 1,080,833 metric tons of coal in 2011 at our Laiyegou coal mine, representing a 32% increase over 2010 and we also increased our coal trading volume by selling 1,366,755 metric tons of coal in 2011, representing a 94% increase over 2010. Going forward, we plan to leverage on the rich coal reserve in Inner Mongolia and acquire coal mine(s) if we can locate acceptable targets at reasonable prices, while continuing to  increase our trading volume. We expect Coal Group to continue to be the key growth factor of the Company.

In addition to directly selling coal from our mine location, Coal Group also buys, sells and transports coal as part of its expanding proprietary coal trading business.  Each year the PRC government regulates the amount of coal we and other coal producers are able to sell in the open market at the port in Qinhuangdao by allocating rail space to coal mines in Inner Mongolia to ship their coal to the port.  In order to capitalize on excess quota for rail space that we may have from time to time, commencing in 2009, we began to buy excess coal from other coal producers in Inner Mongolia and then paid to have that coal delivered by rail from the other producer’s mine to the Qinhuangdao port.   The source of the coal sold by our trading business is either from the Laiyegou coal mine or from other local coal producers.  Our business of buying and re-selling coal expanded in 2011 as a result of our receipt of additional quota from the local railway bureau.  Due to the increased quota, we were able to sell more coal.  Parties are awarded additional quotas based on their successful use of the quota in the previous year.  Our official confirmed quota increased from 660,000 metric tons in 2010 to 760,000 metric tons in 2011.  In addition, occasionally the government grants a discretionary increase in the quota depending upon business conditions.  We believe that, given the demand for coal and our past track record of successfully filling our extra quota, we will be able to grow our coal trading business through increased quotas granted to us by the local railway bureau; however, our ability to use any or all of our quota in 2012 will vary with market conditions and depends on our ability to source commercially acceptable coal purchases and subsequent sales.  Coal that we produce and sell directly to our customers is customarily transported at the buyer’s expense and therefore does not count against our quota.

Through Heat Power, we use our thermoelectric plant to generate and provide heating and electricity to residential and commercial customers throughout Xuejiawan, the administrative center of Zhunger, one of the seven counties of Ordos.

During 2011, Heat Power increased its coverage area from 3,300,000 m2 to 4,000,000 m2 due to the  development of the Xuejiawan area.  We maintained the same level of electricity sales in 2011 of approximately 1,148 million k Wh. which we experienced in 2010.

Seasonality

Coal Group experiences lower sales volume in the first fiscal quarter of each year due to the Chinese New Year holidays, when most businesses are closed. Heat Power provides heating from October 15th each year to April 15th of the next calendar year, resulting in higher sales and profit in the first fiscal quarter, lower sales in the second and fourth fiscal quarter, and no sales from heating in the third fiscal quarter of each year.

Results of Operations

Fiscal Year Ended November 30, 2011 Compared to the Fiscal Year Ended November 30, 2010

Revenues

Coal Group

Coal Group	2011	% Total Revenues	2010	% Total Revenues
Revenues	$138,857,447	88%	$70,951,123	81%
Cost of Revenues	87,926,121	55%	39,930,436	45%
Gross Profit	$50,931,326	33%	$31,020,687	36%

Revenues for Coal Group were $138,857,447 in 2011 compared to $70,951,123 in 2010. The $67,906,324, or 96%, of increase was as a result of a permission granted by local government to increase the coal volume which is allowed to be produced and sold by the Company during 2011. Coal Group was selected by the Inner Mongolia Autonomous Region Coal Industry Bureau as one of the 44 major coal enterprises in the Inner Mongolia region to be promoted by the Inner Mongolia Government. The Company believes that this governmental decision to promote the Company is the reason behind the Company being permitted to produce and sell more coal than previously allowed. We produced and sold 1,080,833 metric tons of coal in 2011 compared to 820,303 metric tons of coal in 2010.  In addition, our coal production revenues increased because the weighted average price received per ton increased from $44 in 2010 to $53 in 2011.   We also increased our proprietary coal trading volume by selling 1,366,755 metric tons of coal in 2011, as compared to 702,876 tons of coal in 2010.  The decrease in our overall gross profit margin was primarily attributable to the fact that Coal Group purchased more coal from third parties for its coal trading business during the second half year of 2011, which purchases were less profitable than coal purchased from Laiyegou coal mine in terms of gross margin.

The following is a breakdown of the revenues for the Coal Group for the years ended November 30, 2011 and November 30, 2010:

Coal Trading	2011	% Total Revenues	2010	% Total Revenues
Revenues	$81,342,144	52%	$34,672,760	40%
Cost of revenues	69,630,834	44%	27,132,734	31%
Gross Profit	$11,711,310	8%	$7,540,026	9%

Coal Production	2011	% Total Revenues	2010	% Total Revenues
Revenues	$57,515,303	36%	$36,278,363	41%
Cost of revenues	18,295,287	11%	12,797,702	14%
Gross Profit	$39,220,016	25%	$23,480,661	27%

 The following is a breakdown of the revenues for Heat Power for the years ended November 30, 2011 and November 30, 2010:

Heat Power	2011	% Total Revenues	2010	% Total Revenues
Revenues	$18,828,607	12%	$17,094,152	19%
Cost of revenues	17,007,589	11%	14,187,683	16%
Gross Profit	$1,821,018	1%	$2,906,469	3%

Heat Power has two distinct operations: it supplies heating directly to end users throughout the Xuejiawan district in Ordos City, Inner Mongolia, and it also supplies electricity through Electric Power Group.  Revenues generated by Heat Power were $18,828,607 in 2011 compared to $17,094,152 in 2010. The $1,734,455 or 10% increase was a result of an increase in sales volume due to an over 20% increase in the coverage area of Heat Power’s operations.

We also received government subsidies of $1,060,309 in 2011 compared to $5,511,922 in 2010, to compensate for lower government regulated heat prices and market-driven cost of coal used in providing heat. This decrease was mainly attributable to the fact that we received an additional one-off government subsidy in 2010, amounting to $3,333,539. No such subsidies were received in 2011.

The following table describes the type of customer and identifies the units of measurement that are associated with the revenues that are reported by Heat Power.

Heating Revenue

	Unit Price ($/sq meter month)		Area (‘000 sq meter range)		Revenue ($)
User	2011	2010	2011	2010	2011	2010	Variance

Residential	0.40	0.38	2,590/2,133	2,018/2,133	6,634,294	4,839,224	1,795,070
Non-residential	0.67	0.64	1,426/1,178	708/1,178	6,795,905	2,858,414	3,937,491

Total					13,430,199	7,697,638	5,732,561

The following table compares the quarterly revenue stream from the Electric Power Group and the units of measurement that are associated with the revenues for such periods.

Electricity Revenue

	Unit Price ($/ k Wh)		Units of power supplied (1000 k Wh)		Revenue ($)
Period	2011	2010	2011	2010	2011	2010	Variance
Q1	0.03	0.03	35,139	30,600	1,174,129	988,074	186,055
Q2	0.04	0.03	36,962	36,170	1,263,767	1,158,751	105,016
Q3	0.04	0.03	17,265	25,471	662,012	618,588	43,424
Q4	0.04	0.03	25,422	28,421	1,238,191	1,119,179	119,012

Total			114,788	120,662	4,338,099	3,884,592	453,507

Cost of Revenues

Details of the cost of revenues for the years 2011 and 2010 are as follows:

	2011	2010	Variance
Coal and freight	$90,234,807	$43,668,259	$46,566,548
Depreciation and amortization	5,471,679	4,064,506	1,407,173
Heat resource rental	3,755,252	2,750,445	1,004,807
Operating supplies	1,661,594	912,705	748,889
Utilities	1,498,485	920,603	577,882
Salaries and benefits	1,421,505	1,214,218	207,287
Repairs	439,531	304,333	135,198
Others	450,857	283,050	167,807

Total	$104,933,710	$54,118,119	$50,815,591

Coal & freight: Our cost of coal increased principally as a result of increased coal purchases in connection with our trading business.

Depreciation & amortization: Increase in depreciation and amortization was in line with the expanded heat supply area. We constructed more pipelines to supply heat to these areas. Increase in depreciation & amortization was also attributable to the increase of production volume in our Laiyegou coal mine.

Heat resource rental: Our heat resource rental costs increased to higher levels because we purchased steam from other suppliers to ensure a stable and reliable heat supply as we expanded our service coverage area. Our service coverage area has been expanded from 2.7 million square meters in 2009-2010 heat season to 3.3 million square meters in 2010-2011 heat season, and to 4.0 million square meters in 2011-2012 heat season.

Operating supplies. The increase in operating supplies resulted from the increase of the volume of limestone used in our heating supply business. We needed to mix raw coal with limestone to reduce sulfur emissions. The volume of limestone used in heating supply business was increased in line with the growing heating area.

Utilities. Utilities mainly represented the cost of electricity consumed by 32 heat transfer stations of Heat Power. Increase in utility costs was in line with the expanded heating supply area.

Salaries and benefits: Salaries increased as a result of the hiring of new personnel at Heat Power. Headcount of employees of Heat Power has been increased from 270 to 300.

Selling expenses

For the year ended November 30, 2011, selling expenses increase by approximately $1,679,581 as compared to 2010. This was mainly due to the increase of transportation and storage costs as we expanded our proprietary coal trading business in 2011.  Selling expenses are expected to increase in line with trading volume.

	2011	2010	Variance
Transportation & storage	$4,366,273	$3,738,736	$627,537
Sales tax and other expenses	2,169,241	1,323,432	845,809
Office	388,307	259,538	128,769
Salaries and benefits	239,188	168,916	70,272
Depreciation	26,254	19,060	7,194

Total	$ 7,189,263	$5,509,682	$ 1,679,581

General and Administrative Expenses

Details of the general and administrative expenses of the years 2011 and 2010 are as follows:

	2011	2010	Variance
Professional and other fees	$1,195,771	$1,039,866	$155,905
Salaries and welfares	1,054,906	797,840	257,066
Office	971,734	946,378	25,356
Depreciation	485,609	290,822	194,787
Travel	439,086	393,775	45,311
Tax	173,493	162,913	10,580
Repairs	125,182	89,691	35,491
Allowance for doubtful accounts	(45,199)	(67,800)	22,601
Stock based payment	1,563,117	99,202	1,463,915
Other	27,673	63,774	(36,101)

Total Expenses	$5,991,372	$3,816,461	$2,174,911

Professional and other fees. Fees were paid principally to various professionals, including financial advisors, attorneys and accountants.  These expenses increased in the fiscal year ended November 30, 2011 because we purchased D&O insurance for our directors and officers in this year.

Salaries and benefits: The increase in salaries and wages was mainly attributable to the facts that (i) employee social welfare expenses borne by Heat Power increased by 20% to meet the local government requirement from the beginning of 2011; and (ii) 24 months’ salary compensation was made to four employees at Laiyegou coal mine for termination of their employment contracts in the second quarter of 2011.

Depreciation.   These expenses increased in the fiscal year ended November 30, 2011 as the Company bought new vehicles and office equipment to adapt to the expanded coal trading business.

Stock-based payment. The increase in stock-based compensation was mainly due to the transfer of 1,800,000 shares of common stock beneficially owned by Mr. Ding, Chairman of the Company, to Jessie International for certain consulting services rendered by Jessie and its affiliates (“Jessie”) to the Company, and the issuance of 60,000 shares of common stock to Hayden Communication International (“HCI”), for consulting service and investor relations service provided by them for the Company. Shares transferred/issued to Jessie and HCI were valued at approximately $1.4 million and $0.1 million, respectively. Such expenses were non-cash, share-based payments.

Non-Operating Income and Expenses

Non-operating income increased to $1,669,053 in 2011 from $1,056,502 in 2010 as a result of increase in deferred revenue recognized in 2011. Deferred revenue relates to the construction of pipeline, and it increased in line with the expansion of pipeline in recent years. Non-operating expenses increased slightly from $206,387 in 2010 to $281,440 in 2011.

Liquidity and Capital Resources

As of November 30, 2011 we had a working capital surplus of approximately $23,522,306, compared with a working capital deficit of $21,723,598 as of November 30, 2010. The improvement of liquidity was mainly due to (i) the full repayment of notes receivable amounting to $14.7 million which was lent for strategic purposes to related parties affiliated to the Company through family members of the Chairman; and (ii) net proceeds from short-term bank loans and finance obligation amounting to $25.8 million.

On March 31, 2011, Heat Power entered into a Finance Leasing Contract (“Contract”) with a leasing company covering its thermoelectric plants, heat transfer stations and machinery and equipment (“Transferred Assets”), having a gross value of approximately $19.4 million. Pursuant to the Contract, Heat Power sold its Transferred Assets used for its operations to the leasing company for RMB 60,000,000 (US $9,261,260) in cash. Under the Contract, Heat Power leased back the Transferred Assets for a quarterly installment payment of approximately $0.5 million until April 2016, when the Contract expires. The Contract is guaranteed by Coal Group and an unrelated third party. Upon the repayment of all outstanding rental obligations, Heat Power may repurchase the Transferred Assets for a purchase price of RMB 900,000, or RMB 1 if Heat Power timely pays the quarterly installments. Upon the execution of the Contract, Heat Power paid the leasing company a service fee of approximately $0.5 million and a refundable deposit of $1.4 million. The effective interest rate of this transaction is 6.70%. Interest expense related to the finance obligation amounted to $0.2 million and $0.5 million, respectively for the three and twelve month periods ended November 30, 2011. The refundable deposit is included in other long term assets in the consolidated balance sheets as of November 30, 2011. The costs related to the Contract of $0.8 million are being amortized by the interest method over the life of the lease.

We anticipate that the combination of our sales and collection of accounts receivables with our longer accounts payable cycle, customer deposits for the next twelve months and proceeds from bank and shareholder loans will generate sufficient cash flow to sustain our working capital needs for the next twelve months.

Sources of Capital

If additional capital is needed is in excess of our current capital resources, we will explore financing options such as shareholder loans.  Shareholders loans have been granted from time to time as required to meet current working capital needs. We have no agreement that ensures that we will receive such loans and we cannot be certain that loans will be made available to us if or when required. We may exhaust this source of funding at any time.  Existing shareholder loans are payable on demand and accrue interest of 5.31% per annum. The outstanding balance of our shareholder loans as of November 30, 2011 was $9,452,712.

The outstanding balances and interest rate of short-term bank loans obtained by the Company at November 30, 2011, were as follows:

Bank name	From	To	Principal	Interest rate	Security
Agricultural Bank of China	January 18, 2011	January 17, 2012	$12,546,068 (1)	6.941%	Secured
Agricultural Bank of China	January 18, 2011	January 17, 2012	$8,782,247 (2)	6.941%	Secured
Agricultural Bank of China	July 29, 2011	July 28, 2012	$7,809,927	7.216%	Secured

(1) This bank loan was fully repaid in December 2011.

(2) This bank loan was fully repaid in January 2012.

Cash Flows

Operating Activities:

Our cash flows used in operating activities was $1,534,023 for the year ended November 30, 2011 as compared to $17,713,296 of cash flows provided by operating activities for the year ended November 30, 2010. The following summarizes the inflow and outflow of cash for these periods:

	Year Ended November 30,
	2011	2010
Net income	$27,635,227	$17,595,160
Depreciation and amortization	6,318,473	4,488,539
(Increase) in restricted cash	(27,494)	(396,150)
(Increase) in accounts receivable	(11,573,458)	(1,081,235)
(Increase) decrease in other receivables	(20,470,669)	355,405
(Increase) in prepaid expenses	(323,072)	-
(Increase) in advances to suppliers	(22,156,375)	(1,805,486)
(Increase) decrease in inventory	(6,848,040)	2,325,860
(Increase) in other long term assets	-	(190,735)
Increase in deferred income	1,642,466	1,448,930
Increase (decrease) in accounts payable	6,915,326	(215,291)
Increase(decrease) in advance from customers	5,043,073	(6,846,339)
Increase in accrued liabilities and other payables	10,526,841	1,767,486
Others	1,783,679	267,152
Net cash (used in ) provided by operating activities	$(1,534,023)	$17,713,296

Accounts receivable. For the year ended November 30, 2011, we increased our coal trading volume by selling 1,366,755 metric tons of coal, representing a 94% increase over the same period in 2010. The significant increase in volume of coal produced and sold by Coal Group was mainly due to the permitted increase in the coal which was allowed to be produced and sold by the Company. Coal Group was selected by the Inner Mongolia Autonomous Region Coal Industry Bureau as one of the 44 major coal enterprises in the Inner Mongolia region to be promoted by the Inner Mongolia government. The Company believes that this decision to promote the Company is the reason behind the Company being permitted to produce and sell more coal than previously allowed. Our operating assets, especially receivables due from customers, increased in line with the increase in our coal trading business during 2011. The increase in accounts receivable is also attributable to an increase in Heat Power’s user fees made on account and not from an extension of time for accounts receivable from prior periods. The current heating season is from October 15, 2011 to April 15, 2012; however, user fees will be collected after the end of current heating season. Our heat service coverage area was increased from approximately 3.3 million square meters to 4.0 million square meters.

Other receivables. The increase in other receivables was mainly due to reimbursements due from various real estate development companies for the cost of constructing pipelines to connect to rural areas being developed. A substantial part of the balance outstanding at the financial year end 2011 has been collected as of February 29, 2012.

Advances to suppliers. Advances increased as a result of more advances made for the purchase of coal and freight from third party suppliers, along with the increase of sales volume.

Inventory. Inventory mainly consists of coal for trading purposes. We have received more railway transportation quota and more support from local government this year. Our coal trading business volume was increased to 1.4 million metric tons for 2011 from 0.7 million metric tons of 2010. In order to assure the stability of the coal trading business, we maintained a higher level of inventory balance as compared to the prior year.

Accounts payable. As discussed the above, our operating assets, including outstanding balance of accounts payable, rose in line with the expanding coal production and trading business.

Deferred income. Deferred income relates to the construction of pipeline, and it increased in line with the expansion of pipeline in 2011.

Advances from customers. Advances on sales of coal represent the majority of customer advances received and it is a normal business practice that ensures that the customer obtains Coal Group’s products at the market price determined on the date of purchase. Coal Group’s advances increased during 2011 as a result of more orders as of the last several days of the year.  The level of advances fluctuates depending upon how quickly Coal Group delivers coal to customers.

Accrued liabilities and other payables. These amounts consist of, among others, accruals made for loan interest, repairs and maintenance of heating plants, labor union fees, social insurance and technical training for our employees. Increase in accrual liabilities and other payables was mainly due to the advances from related parties affiliated to the Company through family member of the Company’s Chairman of $4.7 million.

Investing Activities:

Our cash flows provided by investing activities were $1,027,476 for the year ended November 30, 2011 as compared to cash flows used in investing activities were $13,957,354 for the year ended November 30, 2010.

As of the year ended November 30, 2011, notes receivable, which represented amounts lent for strategic purposes to related parties affiliated to the Company through family members of the Chairman, were fully repaid in cash.

Financing Activities:

Our cash flows provided by financing activities were $25,840,201 for the year ended November 30, 2011 and cash flows used in financing activities were $4,281,695 for the year ended November 30, 2010.

A substantial portion of the cost of construction of the thermoelectric plant and of the costs of expansion projects at Heat Power and Coal Group was provided by shareholder loans.  The loans are undocumented and payable on demand.  We expect to have these loans documented in the near future.  The outstanding balances and interest rate of shareholder loans at November 30, 2011, were as follows:

	Balance	Interest Rate
Hangzhou Dayuan Group, Ltd.	$5,736,898	5.31%
Inner Mongolia Duoyida Mining Co. Ltd.	2,013,394	5.31%
Ordos City YiYuan Investment Co., Ltd.	1,702,420	5.31%

Total	$9,452,712

Material Commitments

We have commitments to payment of bank loans and shareholder loans as mentioned above and with respect to payment of mining rights which rights were fully paid off prior to the end of 2008.  We have title to all our capital assets consisting of production equipment, automobiles, and office equipment. The total amount of such commitments is $38,590,954.

Summary of Significant Accounting Policies

The consolidated financial statements of the Company as of November 30, 2011 and 2010 and for the years ended November 30, 2011 and 2010 have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Basis of Consolidation

The consolidated financial statements include the accounts of the Company’s WFOE and Coal Group and Heat Power since they are deemed variable interest entities and the Company is the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Prior to the Company’s restructuring in 2010, Coal Group and Heat Power were subsidiaries of the Company whose accounts were included in the consolidated financial statements.

Foreign Currency Translations

Substantially all Company assets are located in China.  The functional currency for the majority of the Company’s operations is the Renminbi (“RMB”).  The Company uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.  The financial statements of the Company’s foreign subsidiaries have been translated into US dollars in accordance with the Accounting Standards Codification ASC 830 “Foreign Currency Matters”.  All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transaction occurred.  Statements of income amounts have been translated using the average exchange rate for the year.   Adjustments resulting from the translation of the Company’s financial statements are recorded as other comprehensive income.

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the consolidated financial statements were as follows:

	November 30, 2011	November 30, 2010
Balance sheet items, except for the common stock, additional paid-in capital, statutory reserve and retained earnings, as of year end	US$1=RMB6.3765	US$1=RMB 6.6670

Amounts included in the statements of income, statements of changes in stockholders’ equity and statements of cash flows for the year	US$1=RMB6.4882	US$1=RMB 6.7847

For the years ended November 30, 2011 and 2010, foreign currency translation adjustment of approximately $2,891,182 and $1,010,025, respectively, was reported as other comprehensive income in the consolidated statements of changes in stockholders’ equity.

Although government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that RMB could be converted into US dollars at that rate or any other rate.

The value of RMB against the U.S. dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions.  Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of U.S. dollar reporting.

Cash and Cash equivalents

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less as of the date of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts.  The Company maintains an allowance for doubtful accounts for estimated losses resulting from the failure of customers to make required payments.  The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances.  In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of November 30, 2011 and 2010, the balance of the allowance for doubtful accounts was $11,251 and $54,747, respectively.  For the years presented, the Company did not write off any accounts receivable as bad debts.

Inventories

Inventories consisted of coal and operating supplies. Inventories are valued at the lower of cost or market, using the weighted average cost method .  Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of market. The Company did not record any provisions for inventory valuation allowance for the years ended November 30, 2011 and 2010.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation and amortization.  Cost includes the prices paid to acquire or construct the assets, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extend the useful life of an existing asset.  Depreciation is computed using the straight line method over the estimated useful lives of property, plant and equipment, which are approximately five years for electrical and office equipment, ten years for transportation equipment and pipelines, and 20 to 45 years for buildings.  Leasehold improvements are amortized over the lesser of their estimated useful lives or the term of the lease.  Capitalized costs related to assets under construction are not depreciated until construction is complete and the asset is ready for its intended use.  Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the period benefited. Maintenance and repairs are generally expensed as incurred.  When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

Costs of mine development, expansion of the capacity of or extending the life of the mine (“Mining Structures”) are capitalized and amortized using the units-of-production (“UOP”) method over the productive life of the mine based on proven and probable reserves.  Mining Structure includes the main and auxiliary mine shafts, underground tunnels, ramps, and other integrant mining infrastructure.

Investment Property

Investment property represents rental real estate purchased by the Company for investment purposes.  Depreciation is computed using the straight line method over the estimated useful life of 45 years.  The related rental income is included in non-operating income in the accompanying consolidated statements of operations.

Mining Right

All land in China belongs to the government.  To extract resources from land, the Company is required to obtain a mining right.  The Company’s Coal Group acquired its mining right from the Provincial Bureau of National Land and Resource in November of 2005.  The price of the mining right, which represents the acquisition cost of the mine, was assessed by the Bureau to be $3,656,731.  The mine acquisition cost is payable in installments over a six year period from the date the mining right was granted.  The mine acquisition cost is amortized using the UOP method over the productive life of the mine based on proven and probable reserves.

Long-Term Investment

We had no long-term Investments in 2011 and 2010.

Restricted Cash

Long-term restricted cash represents the bank deposits placed as a guarantee for the future payments of rehabilitation costs as required by the PRC government. The long-term deposits earned an interest rate of 0.50% per annum in fiscal year 2011 and 0.36% per annum in fiscal year 2010.

Advance from Customers

Advances from customers primarily consist of payments received from customers by the Coal Group and Heat Power prior to the delivery of goods and services.

Deferred Income

Deferred income represents reimbursements received by Heat Power from various real estate development companies for the cost of constructing pipelines to connect to rural areas being developed.  The income is recognized on a straight line basis over the estimated useful life of the pipelines of ten years.

Impairment of Long-lived Assets

The Company applies ASC 360, “Property, Plant and Equipment” (“ASC 360”), which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets. In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. The Company may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss, if any, is recognized for the difference between the fair value of the asset and its carrying value. No impairment of long-lived assets was recognized for the years ended November 30, 2011 and 2010.

Recognition of Revenue

Revenues from sales of products are recognized when the products are delivered and the title is transferred, the risks and rewards of ownership have been transferred to the customer, the price is fixed and determinable and collection of the related receivable is reasonably assured.

Revenue associated with sales of coal is recognized when the title to the goods has been passed to customers, which is the date when the goods are delivered to designated locations and accepted by the customers.

Heat Power supplies heat to users directly and supplies electricity through a government controlled intermediary. Revenue from sales of heat and electricity represents the amount of tariffs billed for heat and electricity generated and transmitted to the users and government controlled intermediary, respectively.

Resource Compensation Fees

In accordance with the relevant regulations, a company that is engaged in coal production business is required to pay a fee to the Inner Mongolia National Land and Resources Administration Bureau as the compensation for the depletion of coal resources. Coal Group was required to pay resource compensation fees of $463,947 and $305,198 for the years ended November 30, 2011 and 2010, respectively, which is included in cost of goods sold in the statements of income and other comprehensive income. Coal Group expenses such costs when incurred.

Environmental Costs

The PRC has adopted extensive environmental laws and regulations that affect the operations of the coal mining industry. The outcome of environmental liabilities under proposed or future environmental legislation cannot be reasonably estimated at present, and could be material. Under existing legislation, however, Company management believes that there are no probable liabilities that will have a material adverse effect on the consolidated financial position of the Company.

Fair Value of Financial Instruments

Financial instruments include accounts receivable, advances to suppliers and other current assets, short term bank loans, accounts payable, advance from customers, other current liabilities and shareholders’ loan. As of November 30, 2011 and 2010, the carrying values of these financial instruments approximated their fair values due to their short term nature.

Income Taxes

Coal Group and Heat Power generate their income in China where Value Added Tax, Income Tax, City Construction and Development Tax and Education Surcharge taxes are applicable. Coal Group and Heat Power do not conduct any operations in the U.S.; therefore, are not subject to U.S. taxes.

The Company accounts for income taxes in accordance ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes.  Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with accounting principle, generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The application of accounting principles generally accepted in the United States of America involves the exercise of varying degrees of judgment. The resulting accounting estimates will not always precisely equal the actual results. Management considers an accounting estimate to be critical if:

•	assumptions are required to be made; and
•	changes in estimates could have a material effect on our financial statements.

Net Income Per Share

The Company computes net income (loss) per common share in accordance ASC 260, “Earning Per Share” (“ASC 260”) and SEC Staff Accounting Bulletin No. 98 (“SAB 98”).  Under the provisions of ASC 260 and SAB 98, basic and diluted net income per common share are computed by dividing the amount available to common shareholders for the period by the weighted average number of shares of common stock outstanding during the period.  Accordingly, the number of weighted average shares outstanding as well as the amount of net income per share are presented for basic and diluted per share calculations for all periods reflected in the accompanying consolidated financial statements.

Statutory Reserves

Pursuant to corporate law of the PRC, the Company is required to maintain statutory reserves by appropriating from its after-tax profit before declaration or payment of dividends.  The statutory reserves, representing restricted retained earnings, consist of the following funds:

Surplus Reserve Fund: We are required to transfer 10% of our net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of our registered capital. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

Common Welfare Fund: Common welfare fund is a voluntary fund to which we can elect to transfer 5% to 10% of our net income, as determined under PRC accounting rules and regulations. This fund can only be utilized on capital items for the collective benefit of our employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation.

Non-Surplus Reserve Fund (Safety and Maintenance): According to ruling No. 119 (2004) issued on May 21, 2004, and amended ruling No. 168 (2005) on April 8, 2005 by the PRC Ministry of Finance regarding “Accrual and Utilization of Coal Production Safety Expense” and “Criterion on Coal Mine Maintenance and Improvement,” the Company is required to set aside to a safety fund of RMB 6 per ton of raw coal mined, and RMB 10.5 per ton for a maintenance fund.  As defined under accounting principles generally accepted in the United States of America, a liability for safety and maintenance expenses does not exist at the balance sheet date because there is no present obligation to transfer assets or to provide services as a result of any past transactions. Therefore, for financial reporting purposes, this reserve has been recorded as an appropriation of retained earnings.

The statutory reserves consist of the following:

	November 30, 2011	November 30, 2010

Statutory surplus reserve	$2,447,598	$2,447,598
Welfare fund	—	—
Safety and maintenance reserve	6,585,257	6,126,038
Total statutory reserves	$9,032,855	$8,573,636

Stock Options

Stock options are accounted for upon issuance at fair market value.  Such value is determined at the date a commitment is made for issuance.  The value of options is included in a separate part of stockholders’ equity.  Upon exercise or cancellation, the value of such options is transferred to paid-in capital.

Asset Retirement Cost and Obligation

The Company has adopted FASB ASC 410, “Asset Retirement and Environmental Obligations” (“ASC 410”). ASC 410 generally requires that the Company’s legal obligations associated with the retirement of long-lived assets are recognized at fair value at the time the obligations are incurred. Obligations are incurred at the time development of a mine commences for underground mines or construction begins for support facilities, refuse areas and slurry ponds. The obligation’s fair value is determined using discounted cash flow techniques and is accreted over time to its expected settlement value.  Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related long-lived asset.  The related asset is amortized using the UOP method over the productive life of the mine based on proven and probable reserves.  The Company did not incur and does not anticipate incurring any material dismantlement, restoration and abandonment costs given the nature of its producing activities and the current PRC regulations surrounding such activities.

Vulnerability Due to Operations in PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

All of the Company’s businesses are transacted in RMB, which is not freely convertible. The People’s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not US dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders outside of China may be limited.

All of the Company’s bank accounts are in banks located in PRC and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

The Company’s mining operations are subject to extensive national and local governmental regulations in China, which regulations may be revised or expanded at any time.  Generally, compliance with these regulations requires the Company to obtain permits issued by government regulatory agencies.  Certain permits require periodic renewal or review of their conditions.  The Company cannot predict whether it will be able to obtain or renew such permits or whether material changes in permit conditions will be imposed. The inability to obtain or renew permits or the imposition of additional conditions could have a material adverse effect on the Company’s ability to develop and operate its mines.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

Inflation

We experienced increased coal prices in our coal trading business and Heat Power business. We were also able to increase our selling price for coal. The increase in our coal purchase and sale prices may be due to inflation and/or other factors. The PRC government has adopted various measures to control inflation.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Our consolidated financial statement and the notes thereto begin on page F-1 of this Annual Report on Form 10-K.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

The Company’s Chief Executive Officer, who is the principal executive officer, and the Acting Chief Financial Officer, who is the principal financial officer, have evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934) as of the end of the period covered by this Report. Based on that evaluation, and solely as a result of the material weaknesses and significant deficiencies in internal control over financial reporting described below, the Company’s Chief Executive Officer and Acting Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were ineffective.

Material Weaknesses and Significant Deficiencies in Internal Control Over Financial Reporting

Management did identify material weaknesses and significant deficiencies. A material weakness is a deficiency, or a combination of deficiencies, such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the registrant’s financial reporting.  With respect to material weaknesses, we believe the Company must improve its internal accounting and bookkeeping personnel and procedures. With respect to significant deficiencies, we rely very much on the expertise and knowledge of external financial advisors in US GAAP conversion. External financial advisors have helped prepare and review the consolidated financial statements. To remediate this situation, we continue to seek to recruit experienced professionals to augment and upgrade our financial staff to improve our internal accounting and bookkeeping personnel and practices as well as improve our issues of timeliness and completeness in US GAAP financial reporting.  We are continuing to work closely with external financial advisors to document the existing financial processes, risk assessment and internal controls systematically. We have already compiled a model internal control flow chart and are evaluating our procedures against this model.

We believe that the remediation measures we are taking, if effectively implemented and maintained, will remediate the material weaknesses and significant deficiencies discussed above.

Report on Internal Control Over Financial Reporting

Management recognizes its responsibility for establishing and maintaining adequate internal control over financial reporting and has designed internal controls and procedures to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements and related notes in accordance with accounting principles generally accepted in the United States of America. Management assessed the effectiveness of its internal control over financial reporting as of November 30, 2011. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on that assessment, our management concluded that solely as a result of the material weaknesses and significant deficiencies in internal control as described above, the Company did not maintain effective internal control over financial reporting as of November 30, 2011.

Changes in Internal Control Over Financial Reporting

No change in the Company’s internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934) occurred during the fourth fiscal quarter of 2011 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Limitations on Effectiveness of Controls and Procedures. Our management, including our Chief Executive Officer and Acting Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include, but are not limited to, the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

ITEM 9B.	OTHER INFORMATION

None.

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Executive Officers and Certain Significant Employees

As of the date of this annual report, our directors, executive officers and significant employees are as follows:

Name	Age	Position
WenXiang Ding	56	Chief Executive Officer, President, Treasurer & Director; General Manager of Coal Group and Heat Power
YanHua Li	54	Vice General Manager of Coal Group, Director
Fu Xu	48	Acting Chief Financial Officer
Stephen Markscheid (1)(2)(3)	57	Director
Paul Li(1)(2)(3)	60	Director
Tieming Ge(1)(2)(3)	66	Director

(1) Audit Committee Member

(2) Compensation Committee Member

(3) Nominating and Corporate Governance Committee

WenXiang Ding has been our CEO, President, Director, and Treasurer since November 5, 2004. WenXiang Ding is responsible for implementing our investment projects, financial budgets and forecasts, overseeing research and development and human resources and marketing. WenXiang Ding is also responsible for our overall direction and various initiatives as needed from time to time in maintaining the health of the Company. WenXiang Ding is currently overseeing our marketing and public relations efforts in maintaining current customers and attracting new customers and also initiating contracts with sectors of the Inner Mongolia government for expansion of electrical and heating networks. In August, 2000, WenXiang Ding became the Executive Director and General Manager of Coal Group where he brought his experience in the coal industry from serving as the Chief Accountant and, Operations Director of Inner Mongolia Coal of the People’s Republic of China General Political Department. WenXiang Ding also founded Heat Power in September 2003 where he served as the General Manager until November 2004.  In 1993, WenXiang Ding obtained training in coal mine management from the Beijing Coal Management Institute. During 2002, he obtained further training in coal mine production and public utility management from the Inner Mongolia Coal Industry Bureau and Urdos City Construction Bureau, respectively. WenXiang Ding is the founder of the Company and has more than 10 years of experience in running the business operations of the Company. We believe that WenXiang Ding brings essential knowledge of the coal and heat provision industries and Company operations to the Board of Directors.

YanHua Li became a director on November 5, 2004. She is employed as the Vice General Manager of the Coal Group, a position she has held since 2000. Her responsibilities include overseeing our finance and human resources departments. Ms. Li is also the General Manager of Inner Mongolia XiangRong Commercial and Trade Co., Ltd. where she oversees the finance department and is responsible for operations management and has been for the past 5 years. Ms. Li has more than 10 years of experience in running the business operations of the Company and we believe that she brings essential knowledge of our operations to the Board of Directors. Ms. Li is married to Wenxiang Ding.

Mr. Fu Xu became our Acting Chief Financial Officer on February 26, 2012. From February 2008 to December 2009, Mr. Xu served as Chief Financial Officer of the Company. Mr. Xu obtained his diploma in Financial Management from the Inner Mongolia Finance and Economics Academy in 1989. Mr. Xu brings his experience in financial management and internal audit from his work from previous companies of which he was appointed CFO. From 1989 until 2000, Mr. Xu was the CFO of Inner Mongolia Foreign Trade Group Co., Ltd. From 2000 until 2007, Mr. Xu was the CFO of Inner Mongolia XiRiMu Dry Goods Co., Ltd.

Stephen Markscheid joined the Company as a director in June 2010.  From October 2007 to present, Mr. Markscheid has served as the chief executive officer of SynergenzBioScience Inc., a Hong Kong-based genomics company.  From June 2006 to October 2007, he served as the chief executive officer of HuaMei Capital Company, Inc., a boutique investment bank focused on asset management services provided to Chinese institutional investors, and direct investments both outbound to China and inbound from China.  From March 2003 to March, 2006, Mr. Markscheid served as the Senior VP – Global Risk, of GE Healthcare Financial Services, where he managed risk related to merger and acquisition transactions. Mr. Markscheid serves on the board of directors of CNinsure, Inc. (Nasdaq: CISG).  He received his B.A. from Princeton University in 1976, his M.A from Johns Hopkins University – SAIS, in 1980 and his MBA from Columbia University in 1991.  Mr. Markscheid is fluent in Mandarin.  We believe that Mr. Markscheid’s over twenty years as a finance professional in the US, Asia and Europe, and experience with M&A, strategic investments, joint ventures and new business development across industries in emerging markets bring valuable experience to the Board of Directors.

Paul Li joined the Company as a director in June 2010. Mr. Li was the CFO of  Sen Yu International Holdings, Inc., a China based hog breeding and production company (CSWG.OB) from September 2010 to August 2011. From April 2010 to July 2010, Mr. Li was a partner at Xinglongie Investment Consulting, Co., Ltd.  Prior to that, from April 2007 to January 2010, Mr. Li served as manager of Kelmar Associates, a company providing consulting and auditing services to the U.S. government and undertakes forensic audits in Fortune 100 companies.  From July 2004 to April 2007, Mr. Li served as an Assistant Vice President at Countrywide Financial Company/Bank of the America, where he performed risk-assessments in various audit areas  and planning, supervised auditors and co-sourcing personnel in the conduct of field audits and determined audit objectives and procedures to review and assess the adequacy and application of internal controls. He received his B.A. from St. Francis College, NY, NY in 1976 and a MBA in Risk Management from College of Insurance, NY, NY in 1984.  Mr. Li is a licensed Certified Public Accountant in California and New Jersey. We believe that Mr. Li’s greater than twenty years of experience in risk management, auditing and accounting will bring valuable experience to the Board of Directors.

Mr. Ge joined the Company as a director in September 2011. Mr. Ge currently serves as Chief Advisor to China National Building Materials Group Corporation, the largest building materials group in China, a role in which he has served since November 2005. Since 2006 he has served as Independent Director of CITS Group Corporation, a state-owned enterprise in China integrated with travel service, communication and transportation, foreign trade, real estate development and management and e-commerce, as Outside Director of Pangang Group Steel Vanadium & Titanium Co. Ltd, one of the largest vanadium and titanium companies in China and Vice President of China Architectural and Industrial Glass Association. Previously, Mr. Ge served as Secretary of CPC Committee of China National Building Materials Group Corporation until November 2005. Mr. Ge graduated from Beijing Building Material Industry College in 1968, majoring Silicate Applications. We believe that Mr. Ge’s experience at senior levels of businesses in China brings an unique expertise to the Board of Directors.

Term of Office

All directors hold office until the next annual stockholders’ meeting or until their death, resignation, retirement, removal, disqualification or until their successors have been elected and qualified. All officers serve at the pleasure of the board of directors.

Family Relationships

Mr. WenXiang Ding, our CEO, President, Treasurer and director and General Manager of Coal Group and Heat Power, and Ms. YanHua Li, a director of our company and Vice General Manager of Coal Group, are married. There are no other family relationships among our executive officers, directors and significant employees.

Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Corporate Governance

Board of Directors

In determining whether our directors are independent we comply with the rules of the NYSE Amex (formerly the American Stock Exchange LLC).  The board of directors will also consult with counsel to ensure that the board of director’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members.  The NYSE Amex listing standards define an “independent director” generally as a person, other than an officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.  Three of our directors, Messrs. Markscheid, Li and Ge, are “independent” as that term is defined by Section 803 of the NYSE Amex Company Guide; accordingly, we satisfy the “independent director” requirements of NYSE Amex, which requires that a majority of a company’s directors be independent.  All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

Board Committees

Our board of directors has an audit committee, a nominating and corporate governance committee and a compensation committee, each of which was formed on June 3, 2010.  Charters for each committee may be found on our English website at www.ceccec.com/en.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of our company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2011, the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act, except that each Messrs. Markscheid and Li did not timely file a Form 4 reflecting the issuance of 20,000 stock options, which occurred on September 5, 2011, and Mr. Ge did not timely file a Form 4 reflecting the issuance of 15,000 stock options, which occurred on September 15, 2011.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee members consist of Messrs. Markscheid, Li and Ge. Each of these members would be considered “independent” as defined by Section 803 of the NYSE Amex Company Guide, as determined by our board of directors. The audit committee recommends to the board of directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The audit committee operates under a written charter. Mr. Li is the chairman of our audit committee.

Our board of directors has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC, serving on our audit committee, and that Mr. Li is the “audit committee financial expert.”

Nominating and Corporate Governance Committee

The purpose of the nominating and corporate governance committee is to assist our board of directors in identifying qualified individuals to become board members, in determining the composition of the board of directors and in monitoring the process to assess board effectiveness. Each of Messrs. Markscheid, Li and Ge are members of the nominating and corporate governance committee. The nominating and corporate governance committee operates under a written charter. Mr. Ge is the chairman of nominating and corporate governance committee.

Compensation Committee

The compensation committee is responsible for (a) reviewing and providing recommendations to the board of directors on matters relating to employee compensation and benefit plans, and (b) assisting the board in determining the compensation of the chief executive officer and making recommendations to the board with respect to the compensation of the chief financial officer, other executive officers of the company and independent directors. Each of Messrs. Markscheid, Li and Ge are members of the compensation committee. The compensation committee operates under a written charter. Mr. Markscheid is the chairman of compensation committee.

Code of Ethics

We adopted a Code of Business Conduct and Ethics in February 2010. The Code of Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics for our principal executive officer, our principal financial and accounting officer and our other senior financial officers. The Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of the Code of Ethics may be obtained free of charge by writing to China Energy Corporation, No.57, Xinhua East Street, Hohhot City, Inner Mongolia. The Code of Ethics is available on our English internet website at: http://www.ceccec.com/en/InvestorView.aspx?ID=130.

ITEM 11.	EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We strive to provide our named executive officers with a base salary that we believe is market-rate for comparable public companies based in our area of China, and which is in line with  the executive’s  roles and responsibilities.  We believe that other peer companies in China which are listed on U.S. stock markets would be the most appropriate to use for salary comparison purposes. However, none of our direct competitors are public companies in the U.S. We believe that the compensation of our executive officers is appropriate.

It is not uncommon for companies with operations primarily in China to have base salaries and bonuses as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Based on an evaluation of available information with respect to the base salaries of executives of our competitors located in China, the base salary and bonus paid to our named executive officers is in line with our domestic competitors, such as Inner Mongolia Yitai Group Co., Ltd., Inner Mongolia Manshi Coal Group Co., Ltd., Inner Mongolia Yidong Coal Group Cp., Ltd. And Inner Mongolia Huineng Coal & Power Group Co., Ltd. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We will consider other elements of compensation, including without limitation, short-and long-term compensation, cash and non-cash, and other equity-based compensation. We believe our current compensation package is comparable to our peers in the industry and is aimed to retain and attract talented individuals.

Executive Compensation

The following table sets forth, for the years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our chief executive officer, chief financial officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods; the information contained below represents compensation paid to our officers for their work related to us and the Operating Companies. These officers are referred to herein as the “named executive officers.”

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended November 30, 2011 and 2010.

						NonEquity	Nonqualified	All
Name						Incentive	Deferred	Other
and				Stock	Option	Plan	Compensation	Compen-
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
WenXiang Ding,
President, CEO	2011	12,000	—	—	—	—	—	—	12,000
	2010	10,800	—	—	—	—	—	—	10,800
YanHua Li, Coal Group
Vice General Manager	2011	11,200	—	—	—	—	—	—	11,200
	2010	9,000	—	—	—	—	—	—	9,000
Alex (Yuan) Gong (1)	2011	55,500	—	—	—	—	—	—	55,500
	2010	53,060	—	—	—	—	—	—	53,060

 ______________

(1) Mr. Gong resigned as CFO in December 2011.

Employment Agreements

Yuan “Alex” Gong.  On December 14, 2009 we entered into a 24-month employment agreement with Jessie International, Inc., our financial advisor, pursuant to which Jessie International, Inc. agreed to provide its president, Alex Gong, to serve as our Chief Financial Officer, at a salary of RMB 30,000 (approximately $4,625) per month.  The parties to the agreement agreed to cap damages arising from any claim for breach of the agreement to RMB 20,000 ($3,083).  Disputes arising under the agreement are to be submitted to the China International Economics and Commerce Arbitration Committee for arbitration.

Outstanding Equity Awards at Fiscal Year-end

None.

Director Compensation

The following table provides summary information concerning compensation awarded to, earned by, or paid to any of our directors for all services rendered to us in all capacities for the fiscal year ended November 30, 2011.

						Change in
						Pension Value
					Non-Equity	and Non-
	Fees Earned				Incentive	qualified
	and Paid in	Stock	Option		Plan	Compensation	All other
Name and	Cash	Award(s)	Award(s)		Compensation	Earnings	Compensation	Total
Principal Position	($)	($)	($)		(#)	($)	($)	($)
Brock Silvers (1)	12,300	-	8,702	(2)	-	-	-	21,002
Stephen Markscheid	12,300	-	14,855	(3)	-	-	-	27,155
Paul Li	22,500	-	14,855	(4)	-	-	-	37,355
TiemingGe	2,613	-	4,210	(5)	-	-	-	6,823

________________________________________

(1) Mr. Silvers, our former director, resigned on September 2, 2011.

(2) 20,000 of the options granted to Mr. Silvers reflects compensation earned in 2011.

(3) 20,000 of the options granted to Mr. Markscheid reflects compensation earned in 2011.

(4) 20,000 of the options granted to Mr. Li reflects compensation earned in 2011.

(5) 15,000 of the options granted to Mr. Ge reflects compensation earned in 2011.

We do not pay compensation to our employee directors.

Pursuant to one year agreements effective as of May 31, 2010, each of Messrs. Silvers and Markscheid are entitled to a fee of $10,000 per year for the term of their respective agreements, while Mr. Li will receive an annual fee of $15,000 for the term of his agreement.  Pursuant to their agreements, Messrs. Silvers, Markscheid and Li were each awarded (i) a 10-year option to purchase up to 20,000 shares of our common stock at  an exercise price of $2.02 per share, such option vesting in equal, quarterly installments over the term of their respective agreements, commencing August 31, 2010, so long as each director is, respectively, serving as a member of the Board of Directors at each such time.  We also agreed to (i) pay each such independent director $800 for each board or committee meeting attended by telephone, (ii) pay each such independent director $2,500 for each board or committee meeting attended in person and (iii) reimburse each such independent director for expenses related to his attending meetings of the board, meetings of committees of the board, executive sessions and stockholder meetings.

On September 15, 2011, the Company and Mr. Tieming Ge entered into a director agreement (the “Agreement”). The Agreement provides that Mr. Ge will receive cash compensation of $7,500 during the term of the Agreement, as well as an option to purchase up to 15,000 shares of the Company's common stock with an exercise price of $0.47 per share. Additionally, Mr. Ge will receive RMB800 for each board or committee meeting that he attends, and he will be reimbursed for his expenses incurred while attending such meetings. The option will vest in equal, quarterly installments on the last of the Company’s fiscal quarter during the term of the Agreement (beginning with the fiscal quarter ending November 30, 2011). The term of the Agreement is from September 1, 2011 to May 31, 2012.

Pursuant to one year agreements effective as of June 1, 2011, Messrs. Markscheid and Li were each awarded (i) a 10-year option to purchase up to 20,000 shares of our common stock at an exercise price of $0.39 per share, such option vesting in equal, quarterly installments over the term of their respective agreements, commencing August 31, 2011, so long as each director is, respectively, serving as a member of the Board of Directors at each such time. Mr. Li is entitled to a fee of $22,000 per year for the term of his agreement, while Mr. Markscheid will receive an annual fee of $10,000 for the term of his agreement. Pursuant to their agreements, we also agreed to (i) pay each such independent director $800 for each board or committee meeting attended by telephone, (ii) pay each such independent director $2,500 for each board or committee meeting attended in person and (iii) reimburse each such independent director for expenses related to his attending meetings of the board, meetings of committees of the board, executive sessions and stockholder meetings.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of March 14, 2012 the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group.  As of March 14, 2012, we had 45,060,000 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is No. 57 Xinhua East Street, Hohhot, Inner Mongolia, People’s Republic of China, 010010.

All share ownership figures include shares of our common stock issuable upon securities convertible or exchangeable into shares of our common stock within sixty (60) days of March 14, 2012, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner and Office, if any	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
WenXiang Ding, CEO, President, Director, and Treasurer	26,989,107	(2)	60%
YanHua Li, Director	0		0
Fu Xu, Acting Chief Financial Officer	0		0
Paul Li, Director	35,000	(3)	*
Stephen Marksheid, Director	35,000	(3)	*
Tieming Ge, Director	10,000	(4)	*
Fortune Place Holdings Limited	26,989,107	(2)	60%
Officers and Directors as a Group	27,079,107		60%

______________

*Less than one percent.

(1)Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares. The business address of each holder is the principal address of the Company.

(2)Ms. Ninghua Xu was the sole record holder of 100% of the equity interests of Fortune Place Holdings Limited. On November 30, 2010, Ms. Xu entered into an Entrustment Agreement with WenXiang Ding, our Chief Executive Officer, pursuant to which Ms. Xu granted WenXiang Ding the right to vote and dispose of the shares of the Company held by Fortune Place Holdings Limited. WenXiang Ding may be deemed to beneficially own all 26,989,107 shares of common stock of the Company held by Fortune Place Holdings Limited. In addition, Ms. Xu and Mr. Ding entered into a Share Transfer Agreement dated November 30, 2010, pursuant to which Mr. Ding has the right to purchase all of the shares of Fortune Place from Ms. Xu upon the achievement of certain performance targets by the Company over a period of 18 months. On August 22, 2011, Mr. Ding partially exercised his option and acquired 1/3 of the shares of Fortune Place held by Ms. Xu. After giving effect to such exercise, Mr. Ding may be deemed to have an indirect pecuniary interest in 8,996,369 shares of the Issuer held by Fortune Place.

(3)Includes a 10-year option to purchase up to 35,000 shares of common stock of the Company which is fully vested and exercisable.

(4)Includes a 10-year option to purchase up to 10,000 shares of common stock of the Company which is fully vested and exercisable.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Shareholder Loans to the Company

Our shareholders have advanced the following amounts to Heat Power for the purposes of satisfying working capital needs as of November 30, 2011 and 2010:

	2011	2010
Hangzhou Dayuan Group, Ltd.	$5,736,898	$5,103,245
Inner Mongolia Duoyida Mining Co., Ltd.	2,013,394	1,925,783
Ordos City YiYuan Investment Co. Ltd.	1,702,421	1,743,288

Total	$9,452,713	$8,772,316

During fiscal 2011, the largest aggregate amount of the shareholder loans at any given point in time was $9,452,713. These loans are payable upon demand and interest is charged at 5.31% per annum on balances owing. We have no formalized agreements with our shareholders guaranteeing that certain amounts of funds will be available to us in the future. We may exhaust this source of funding anytime.

Notes Receivable from Related Parties

The Company made certain loans  for strategic purposes to entities affiliated with Wenxiang Ding, our Chairman and CEO. As of November 30, 2011 and 2010 the amounts outstanding to related parties were as follows:

	2011	2010
Inner MogoliaTehong Investment Co., Ltd. (no interest)	$-	$8,884,242
Inner Mongolia Tehong Coal Chemical Co., Ltd. (no interest)	-	3,275,836
Inner MogoliaTehong Glass Co., Ltd. (with interest at 11.16%)	-	477,319

Total	$-	$12,637,397

Notes Receivables were fully repaid in 2011.

We made advances in the amount of $752,380 to Zhunqi Hongsheng Brick Making Co., Ltd., an entity affiliated with us. Mr. Ding, our Chairman, who is a PRC record owner of Heat Power, together with three other PRC record owners of Heat Power own 100% of the equity interests in Zhunqi Hongsheng Brick Making Co., Ltd. We control Heat Power through VIE arrangements between Tehong Consulting and Heat Power and its PRC record holders. The advances are non-interest bearing and payable on demand.  As of November 30, 2011, those advances had not been repaid.

Other Transactions with Control Persons

Share Option Agreement and Entrustment Agreement

On November 30, 2010, WenXiang Ding and Ninghua Xu entered into a share transfer agreement pursuant to which WenXiang Ding, in consideration of the his contributions to the Company and as an incentive to him to continue his commitment to the Company and its affiliates, was granted an option to purchase up to 100% of the common shares of Fortune Place from Ninghua Xu.  WenXiang Ding may only exercise the option at a certain exercise price upon the  fulfillment of certain performance targets set forth in the share transfer agreement.  In the event that the Company and its affiliates do not achieve the aforesaid performance targets, then Mr. Ding may exercise the option at an alternative exercise price on the date at which the option would have otherwise been exercisable had the performance targets been met. On August 22, 2011, Mr. Ding partially exercised his option and purchased 1/3 of the outstanding shares of Fortune Place Holdings Limited pursuant to such share transfer agreement.

On November 30, 2010, WenXiang Ding and Ninghua Xu entered into an entrustment agreement, pursuant to which Ninghua Xu entrusts WenXiang Ding to manage Fortune Place, the Company and its affiliates as the exclusive agent of Ninghua Xu with respect to all matters concerning Ninghua Xu’s shareholding in Fortune Place, including attending shareholders’ meeting, exercising shareholder’s rights (including voting rights), and designating and appointing legal representatives and certain other senior officers.  The term of aforesaid entrustment agreement is 10 years, during which, except as otherwise provided by applicable laws, this entrustment agreement shall not be rescinded or terminated by any party unless agreed upon mutually.

VIE Contractual Arrangements

On November 30, 2010, Tehong Consulting and each of the Operating Companies entered into exclusive business cooperation agreements, pursuant to which Tehong Consulting provides technical and consulting services related to the business operations of each of the Operating Companies. As consideration for such services, each of the Operating Companies has agreed to pay an annual service fee to Tehong Consulting in an amount equal to 100% of its net income for such year.  The term of each of these agreements is 10 years from the date thereof.  Tehong Consulting may terminate the agreements at any time upon giving 30 days’ prior written notice to each of the Operating Companies.

Tehong Consulting entered into option agreements on November 30, 2010 with each of the Operating Companies, and each of the Registered Owners of the Operating Companies, pursuant to which Tehong Consulting has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by PRC law and foreign investment policies, part or all of the equity interests in each of the Operating Companies owned by each of the Registered Owners of  the Operating Companies.  To the extent permitted by the PRC laws, the purchase price for the entire equity interest will be RMB1.00 or the minimum price required by PRC law or government practice. Each of the exclusive option agreements has a 10 year term.

On November 30, 2010, each of the Registered Owners of the Operating Companies issued a power of attorney providing Tehong Consulting the power to act as his/her or its exclusive agent with respect to all matters related to his/her or its ownership interest in each of the Operating Companies, including the right to attend shareholders’ meetings of each of the Operating Companies and the right to exercise voting rights to which he/she or it is entitled under PRC law.

Tehong Consulting entered into equity interest pledge agreements on November 30, 2010 with each of the Operating Companies, and each of the Registered Owners of the Operating Companies, pursuant to which each of the Registered Owners of the Operating Companies pledged his/her or its equity interest in the Operating Companies to Tehong Consulting to secure the obligations of each of the Operating Companies under the exclusive business cooperation agreements as described above. In addition, the Registered Owners of the Operating Companies agreed not to transfer, sell, pledge, dispose of or create any encumbrance on any equity interests in the Operating Companies that would affect Tehong Consulting’s interests. Each of the equity interest pledge agreements will expire when each of the Operating Companies fully performs its obligations under the exclusive business cooperation agreements described above. All the equity interest pledges became effective on November 30, 2010 upon their registration with the competent administration of industry and commerce.

Review, Approval or Ratification of Transactions with Related Parties

Our audit committee, which is comprised of our three independent directors, is responsible for reviewing and approving any related party transactions under its charter.  The audit committee approved our entering into the VIE contractual arrangements.

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Below is the aggregate amount of fees billed for professional services rendered by our principal accountants with respect to the Company’s last two fiscal years:

	2011	2010
Audit fees	$170,000	$145,000
Audit-related fees	-	-
Tax fees	7,000	-
All other fees	-	-
Total	$177,000	$145,000

All of the professional services rendered by principal accountants for the audit of the our annual financial statements and quarterly reviews of financial statements that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for last two fiscal years were approved by the Board of Directors.

Pre-Approval Process, Policies and Procedures

Our audit committee generally pre-approves all audit and permissible non-audit services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

ITEM 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)	The following are filed with this Annual Report:

(1)	Financial Statements: Consolidated Financial Statements start on page F-1.

(2)	Not applicable.

(3)	See exhibits referred to below.

(b)	The exhibits listed below are filed as part of this Annual Report.

(c)	Not applicable.

Exhibit Number	Description
3.1	Restated Articles Of Incorporation (1)
3.2	Bylaws of China Energy Corporation (1)
10.1	Employment Agreement dated December 14, 2009, by and between the Company and Jessie International Inc. (2)
10.3	Independent Director Agreement with Brock Silvers dated May 31, 2010 (3)
10.4	Independent Director Agreement with Stephen Markscheid dated May 31, 2010 (3)
10.5	Independent Director Agreement with Paul Li dated May 31, 2010 (3)
10.6	Office Building Lease for the Company’s office space (1)
10.7	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Tehong Coal Power Group Co., Ltd., dated November 30, 2010 (4)
10.8	Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010 (4)
10.9	Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010 (4)
10.10	Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010 (4)
10.11	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Zhunger Heat Power Co., Ltd., dated November 30, 2010 (4)
10.12	Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., and Inner Mongolia Duoyida Mining Co., Ltd., dated November 30, 2010 (4)
10.13	Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010 (4)

10.14	Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Duoyida Mining Co., Ltd., dated November 30, 2010 (4)
10.15	Termination and Restructuring Agreement by and among the Company, Inner Mongolia Tehong Coal And Power Group Co., Ltd., Inner Mongolia Heat Power Co., Ltd., the Beijing Tehong Energy Technology Consulting Co., Ltd., Pacific Projects Inc. and the respective stockholders of Inner Mongolia Tehong Coal And Power Group Co., Ltd., and Inner Mongolia Heat Power Co., Ltd., dated November 30, 2010 (4)
10.16	Termination and Transfer Agreement by and between Georgia Pacific Investments Inc., Wenxiang Ding, Yanhua Li, Fortune Place Holdings Limited, and Ninghua Xu dated November 30, 2010 (4)
10.17	Termination and Transfer Agreement among Axim Holdings Ltd., Yi Ding, Biao Ding, Fortune Place Holdings Limited, and Ninghua Xu dated as of November 30, 2010 (4)
10.18	Termination Agreement among the Company, Georgia Pacific Investments Inc. and Axim Holdings Ltd. dated as of November 30, 2010 (4)
10.19	Entrustment Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010 (4)
10.20	Share Option Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010 (4)
10.21	Independent Director Agreement by and between the Company and Tieming Ge dated September 15, 2011 (5)
10.22*	Independent Director Agreement with Stephen Markscheid dated September 5, 2011
10.23*	Independent Director Agreement with Paul Li dated September 5, 2011
21.1	Subsidiaries of China Energy Corporation (1)
31.1*	Certification of Chief Executive Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2*	Certification of Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1*	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2*	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
*	Filed herewith

(1)	Incorporated by reference to our Annual Report on Form 10-K filed with the SEC on March 1, 2011.

(2)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on December 18, 2009.

(3)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on June 4, 2010.

(4)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on December 6, 2010.

(5)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on September 21, 2011.

(6)	Incorporated by reference to our Annual Report on Form 10-K filed with the SEC on March 1, 2011.

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Stockholders of China Energy Corporation

We have audited the accompanying consolidated balance sheets of China Energy Corporation and subsidiaries (the “Company”) as of November 30, 2011 and 2010, and the related consolidated statements of income and comprehensive income, changes in stockholders’ equity, and cash flows for the years ended November 30, 2011 and 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the China Energy Corporation and subsidiaries as of November 30, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the two years in the period ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Wei, Wei & Co., LLP

New York, New York

March 14, 2012

F-1

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	November 30,
	2011	2010
	(U.S.$)	(U.S.$)
ASSETS
Current assets:
Cash and cash equivalents	$31,007,269	$4,580,540
Accounts receivables, net of allowance for doubtful accounts of $11,251 and $54,747, respectively	17,364,962	5,748,007
Other receivables	24,562,536	4,091,867
Inventories	10,096,645	3,248,605
Prepaid expenses	323,072	-
Advance to suppliers	27,566,516	4,516,324
Total current assets	110,921,000	22,185,343

Fixed assets, net	62,937,747	57,607,500

Other assets:
Investment property, net of accumulated depreciation of $475,649 and $288,735, respectively	5,730,169	4,350,739
Mining right, net of amortization of $1,635,072 and $1,133,133, respectively	3,091,565	3,387,551
Restricted cash	573,542	546,048
Other long term assets	3,889,144	560,250
Notes receivable	-	14,679,099
Total other assets	13,284,420	23,523,687

TOTAL ASSETS	$187,143,167	$103,316,530

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short term bank loans	$29,138,242	$9,599,520
Accounts payable	21,716,148	16,000,738
Advances from customers	10,321,920	5,278,848
Accrued liabilities	629,016	374,530
Other payables	13,111,017	2,838,663
Stockholder loans	9,452,712	8,772,316
Current portion of finance obligation	1,695,944	-
Current portion of deferred income	1,333,695	1,044,326
Total current liabilities	87,398,694	43,908,941

Non-current liabilities:
Finance obligation, net of current portion	6,906,957	-
Deferred income, net of current portion	8,804,664	7,451,567
Total non-current liabilities	15,711,621	7,451,567

Total liabilities	103,110,315	51,360,508

Commitments and contingencies

Stockholders’ equity:
Preferred stock: no par value; 5,000,000 shares and 0 shares authorized at November 30, 2011 and November 30, 2010, respectively; none issued and outstanding shares	-	-
Common stock: $0.001 par value; 195,000,000 shares and 200,000,000 shares authorized at November 30, 2011 and November 30, 2010, respectively; 45,060,000 shares and 45,000,000 issued and outstanding at November 30, 2011 and November 30, 2010, respectively	45,060	45,000
Additional paid-in capital	10,620,368	9,070,007
Retained earnings	56,818,378	29,642,370
Statutory reserves	9,032,855	8,573,636
Accumulated other comprehensive income	7,516,191	4,625,009
Total stockholders’ equity	84,032,852	51,956,022

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$187,143,167	$103,316,530

See notes to the consolidated financial statements.

F-2

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF Income And OTHER comprehensive income

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

	2011	2010
	(U.S.$)	(U.S.$)

Revenues	$157,686,054	$88,045,275
Cost of revenues	(104,933,710)	(54,118,119)
Gross profit	52,752,344	33,927,156

Operating expenses:
Selling and marketing	7,189,263	5,509,682
General and administrative	5,991,372	3,816,461
Total operating expenses	13,180,635	9,326,143

Income from operations	39,571,709	24,601,013

Other income and expenses:
Finance expenses, net	(2,780,628)	(1,619,552)
Non-operating income	1,699,053	1,056,502
Non-operating expenses	(281,440)	(206,387)
Income before provision for income taxes	38,208,694	23,831,576

Provision for income taxes	(10,573,467)	(6,236,416)

Net income	27,635,227	17,595,160

Other comprehensive income:
Foreign currency translation adjustment	2,891,182	1,010,025
Total comprehensive income	$30,526,409	$18,605,185

Net income per common share
Basic and diluted	$0.61	$0.39

Weighted average common shares outstanding
Basic and diluted	45,060,000	45,000,000

See notes to the consolidated financial statements.

F-3

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the YEARs Ended NOVEMBER 30, 2011 AND 2010

			Additional			Accumulated Other	Total
	Common Stock		Paid-in		Statutory	Comprehensive	Stockholders’
	Shares	Amount	Capital	Retained Earnings	Reserves	Income	Equity
		(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)

Balance as of November 30, 2009	45,000,000	$45,000	$8,970,805	$12,542,081	$8,078,765	$3,614,984	$33,251,635
Net income	-	-	-	17,595,160	-	-	17,595,160
Other comprehensive income	-	-	-	-	-	1,010,025	1,010,025
Stock-based compensation	-	-	99,202	-	-	-	99,202
Appropriation of statutory reserves	-	-	-	(494,871)	494,871	-	-
Balance as of November 30, 2010	45,000,000	45,000	9,070,007	29,642,370	8,573,636	4,625,009	51,956,022

Net income	-	-	-	27,635,227	-	-	27,635,227
Other comprehensive income	-	-	-	-	-	2,891,182	2,891,182
Stock-based compensation – shares issues for consulting services	60,000	60	121,740	-	-	-	121,800
Stock-based compensation – shares transferred for consulting services	-	-	1,386,000	-	-	-	1,386,000
Stock-based compensation - option	-	-	42,621	-	-	-	42,621
Appropriation of statutory reserves	-	-	-	(459,219)	459,219	-	-
Balance as of November 30, 2011	45,060,000	$45,060	$10,620,368	$56,818,378	$9,032,855	$7,516,191	$84,032,852

See notes to the consolidated financial statements.

F-4

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

	2011	2010
	(U.S.$)	(U.S.$)

Cash flows from operating activities:
Net income	$27,635,227	$17,595,160
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Decrease in allowance for doubtful accounts	(45,199)	(67,800)
Depreciation and amortization	6,318,473	4,488,539
Stock-based compensation	1,550,421	99,202
Interest accrued on shareholder loans	275,916	235,750
Loss on disposal of property, plant and equipment	2,541	-
Changes in operating assets and liabilities:
(Increase) in restricted cash	(27,494)	(396,150)
(Increase) in accounts receivables	(11,573,458)	(1,081,235)
(Increase) decrease in other receivables	(20,470,669)	355,405
(Increase) in prepaid expense	(323,072)	-
(Increase) in advance to suppliers	(22,156,375)	(1,805,486)
(Increase) decrease in inventories	(6,848,040)	2,325,860
(Increase) in other long term assets	-	(190,735)
Increase in deferred income	1,642,466	1,448,930
Increase (decrease) in accounts payable	6,915,326	(215,291)
Increase (decrease) in advances from customers	5,043,073	(6,846,339)
Increase in accrued liabilities and other payables	10,526,841	1,767,486
Net cash (used in) provided by operating activities	(1,534,023)	17,713,296

Cash flows from investing activities:
Purchase of property, plant and equipment	(12,858,682)	(7,064,961)
Increase in construction in progress	(798,685)	(126,394)
Proceeds from disposal of property, plant and equipment	5,744	-
Increase in notes receivable	-	(8,699,426)
Payments received on notes receivable	14,679,099	1,933,427
Net cash provided by (used in) investing activities	1,027,476	(13,957,354)

Cash flows from financing activities:
Proceeds from short term bank loans	28,636,602	33,015,461
Principal payments made on short term bank loans	(9,864,061)	(35,668,489)
Proceeds from lease finance obligation	7,860,423	-
Repayments of lease finance obligation	(792,763)	-
Repayment of stockholder loans	-	(1,628,667)
Net cash provided by (used in) financing activities	25,840,201	(4,281,695)

Effect of exchange rate changes on cash	1,093,075	32,648

Net change in cash and cash equivalents	26,426,729	(493,105)
Cash and cash equivalents, beginning of year	4,580,540	5,073,645

Cash and cash equivalents, end of year	$31,007,269	$4,580,540

Supplemental disclosure of cash flow information

Cash paid for interest	$2,040,166	$1,919,991
Cash paid for income taxes	$9,438,235	$3,765,433

Supplemental disclosure of non-cash financing and investing activities:

Value of shares issued/transferred for consulting services	$1,507,800	$-

See notes to the consolidated financial statements.

F-5

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

1.	Organization and Business

Organization of the Company

China Energy Corporation (the “Company”) is a Nevada corporation, formed on October 11, 2002 under the name Omega Project Consultations, Inc. The name was changed to China Energy Corporation on November 3, 2004. On November 30, 2004, the Company entered into a share exchange agreement with Inner Mongolia Tehong Coal Group Co., Ltd. (“Coal Group”), and Inner Mongolia Zhunger Heat Power Co. Ltd. (“Heat Power”) and their respective shareholders. The transaction was accounted for as a reverse merger, a procedure that treats the transaction as though Coal Group had acquired the Company. Under the accounting for a reverse merger, the assets and liabilities of the Company, which were nil at the time, were recorded on the books of Coal Group, the continuing company, and the stockholders’ equity accounts of Coal Group were reorganized to reflect the shares issued in this transaction.

The share exchange agreement, which resulted in the Company’s acquisition of the Coal Group and Heat Power, was governed by and valid under Nevada law and was not perfected under the then People’s Republic of China (“PRC”) law. It was not until certain changes in the PRC law, which became definitive in 2006, that a series of procedures of governmental approvals were necessary to obtain perfection and certain additional corporate actions would be conditions precedent to that perfection. The Company achieved perfection which is discussed below.

On July 13, 2009, the Company entered into a framework agreement which detailed the actions contemplated for the restructuring of the Company, Coal Group and Heat Power under a "variable interest entity" (“VIE”) structure to meet the current requirements of the PRC law.

On November 30, 2010, the Company entered into a series of contractual arrangements pursuant to which the control and the economic benefits and costs of ownership of its two operating companies Coal Group and Heat Power (collectively, the “Operating Companies”) in the PRC would flow directly to Beijing Tehong Energy Technology Consulting Co., Ltd. (the “WFOE”), wholly owned through subsidiaries of the Company.

The Company first entered into a Termination And Restructuring Agreement with the Operating Companies, the WFOE, Pacific Projects Inc. (“PPI”) and the respective stockholders of the Operating Companies (collectively, the “PRC Shareholders”) dated November 30, 2010 pursuant to which the parties agreed (i) to terminate the Trust Agreement dated as of December 31, 2007 under which the PRC Shareholders agreed to hold their equity interests in the Operating Companies in trust for PPI, (ii) to the merger of PPI into the Company and (iii) to enter into Management and Control Agreements.

On November 30, 2010, the WFOE entered into (i) an Exclusive Business Cooperation Agreement with Coal Group, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Coal Group and the stockholders of Coal Group and (iii) a Power of Attorney, with each of the stockholders of the Coal Group. The WFOE also entered into (i) an Exclusive Business Cooperation Agreement with Heat Power, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Heat Power and the stockholders of Heat Power and (iii) a Power of Attorney with each of the stockholders of Heat Power. The foregoing agreements are herein collectively referred to as the “Management and Control Agreements.”

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

The Management and Control Agreements as described below allow the WFOE to exercise control over, and derive all economic benefits from Coal Group and Heat Power. Previously, the operating businesses were controlled pursuant to a trust arrangement which was terminated as part of the restructuring described below.

Exclusive Business Cooperation Agreements: Pursuant to the Exclusive Business Cooperation Agreements, the WFOE provides technical and consulting services related to the business operations of Coal Group and Heat Power. In consideration for such services, Coal Group and Heat Power have agreed to pay an annual service fee to the WFOE in an amount equal 100% of Coal Group’s and Heat Power’s annual net income, respectively. Each Exclusive Business Cooperation Agreement has a term of 10 years, which automatically renews unless terminated by the WFOE. The WFOE may terminate the agreements at any time upon 30 days’ prior written notice to Coal Group or Heat Power, as the case may be.

Exclusive Option Agreements: Pursuant to the Exclusive Option Agreements, the WFOE has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by the PRC law and foreign investment policies, part or all of the equity interests in each of the Coal Group and Heat Power held by the stockholders of Coal Group and the stockholders of Heat Power, respectively. To the extent permitted by the PRC laws, the purchase price for the entire equity interest is RMB1.00 or the minimum amount required by the PRC law or government practice. Each of the exclusive option agreements has a term of 10 years, with renewal for an additional 10 years at the option of the WFOE.

Powers of Attorney: Each of the stockholders of the Coal Group and Heat Power, respectively, executed a Power of Attorney that provides the WFOE with the power to act as such stockholder’s exclusive agent with respect to all matters related to such stockholder’s ownership interest in each of Coal Group or Heat Power, including the right to attend stockholders’ meetings and the right to vote, dispose or pledge such shares.

Equity Interest Pledge Agreements: Pursuant to such agreements, each of the stockholders of Coal Group and Heat Power pledged their shares in Heat Power and Coal Group, respectively, to the WFOE, to secure their obligations under the Exclusive Business Cooperation Agreements. In addition, the stockholders of Coal Group and Heat Power agreed not to transfer, sell, pledge, dispose of or create any encumbrance on any equity interests in Coal Group or Heat Power that would affect the WFOE’s interests. The Equity Interest Pledge Agreement expires when Coal Group and Heat Power, respectively, fully perform their obligations under the Exclusive Business Cooperation Agreements.

Termination of Trust Arrangements: Prior to entering into the Management and Control Agreements, the Company controlled Coal Group and Heat Power through a series of trust agreements which were terminated contemporaneously with the execution of the Management and Control Agreements. In connection with the termination of such trust arrangements, ownership of 68% of the shares of the Company previously held by Georgia Pacific Investments Inc. and Axim Holdings Ltd. were transferred to Fortune Place Holdings Ltd. (“Fortune Place”).

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Entrustment Agreement and Share Option Agreement: Ninghua Xu, owner of 100% equity interests of Fortune Place, entered into an entrustment agreement with WenXiang Ding, the Chief Executive Officer, pursuant to which Mr. Ding was entrusted to manage the Operating Companies and related entities as provided in the agreement as the agent of Mr. Xu. The agreement also appoints Mr. Ding as the exclusive agent with respect to all matters concerning 100% of Mr. Xu’s equity interest in Fortune Place. In addition, Mr. Xu and Mr. Ding entered into a share option agreement pursuant to which Mr. Ding has the option to purchase all of the shares of Fortune Place from Mr. Xu upon the achievement of certain performance targets by the Operating Companies and related entities.

Revised Corporate Structure: As a result of the entry into the foregoing agreements, and the termination of the trust arrangements, the Company has a revised corporate structure which is set forth below:

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Business

The Company’s business is made up of two segments: Coal Group and Heat Power.

Coal Group: Coal Group was organized in China on August 8, 2000 as Inner Mongolia Zhunger Tehong Coal Co., Ltd. The name was changed in December 2003 to Inner Mongolia Tehong Coal & Power Group Co. Ltd. Coal Group has mining rights to a coal mine in the Inner Mongolia District from which it mines coal. It also buys, sells, and transports coal, serving the Inner Mongolia District.

Heat Power: During 2003, Heat Power was granted a license, to supply heating to the entire XueJiaWan area. To provide for this requirement, construction began in 2004 on a thermoelectric plant, which was completed in September 2006. Heat Power supplies heating directly to users and supplies electricity within the XueJiaWan area through a government controlled intermediary, Inner Mongolia Electric Power Group Co., Ltd. (“Electric Power Group”).

The Coal Group does not sell any coal to Heat Power.

2.	Summary of Significant Accounting Policies

Basis of Accounting and Presentation

The consolidated financial statements of the Company as of November 30, 2011 and 2010 and for the years ended November 30, 2011 and 2010 have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission (the “SEC”). All financial statements and notes to the financial statements are presented in U.S. dollars.

Basis of Consolidation

Pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, the Company is required to include in its consolidated financial statements the financial statements of variable interest entities. ASC Topic 810 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns. Variable interest entities are those entities in which the Company, through contractual arrangements, bear the risk of, and enjoy the rewards normally associated with ownership of the entity, and therefore the Company is the primary beneficiary of the entity.

The consolidated financial statements include the accounts of the Company’s WFOE, Coal Group and Heat Power since they are deemed variable interest entities and the Company is the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Prior to the Company’s restructuring in 2010, Coal Group and Heat Power were subsidiaries of Company whose accounts were included in the consolidated financial statements. A subsidiary, as defined, is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast majority of votes at a meeting of the board of directors or shareholders or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

Recently Issued Accounting Standards

In December 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-17, “Consolidations (Topic 810) – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU No. 2009-17”). The Company adopted ASU 2009-17, which requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a VIE, and require additional disclosures. The Company has assessed the terms contained in the Management and Control Agreements between the Company and Coal Group and Heat Power and determined that Coal Group and Heat Power are VIEs, and accordingly, are consolidated in these financial statements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-6, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 amends ASC Topic 820, “Fair Value Measurements and Disclosures,” to require additional information to be disclosed principally regarding Level 3 measurements and transfers to and from Level 1 and 2. In addition, enhanced disclosure is required concerning inputs and valuation techniques used to determine Level 2 and Level 3 measurements. This guidance is generally effective for interim and annual reporting periods beginning after December 15, 2009; however, requirements to disclose separately purchases, sales, issuances, and settlements in the Level 3 reconciliation are effective for fiscal years beginning after December 15, 2010 (and for interim periods within such years). The update will not have a material impact on the Company’s consolidated results of operations or financial position.

In March 2010, the FASB issued new accounting guidance, under ASC Topic 605 on “Revenue Recognition.” This standard provides that the milestone method is a valid application of the proportional performance model for revenue recognition if the milestones are substantive and there is substantive uncertainty about whether the milestones will be achieved. Determining whether a milestone is substantive requires judgment that should be made at the inception of the arrangement. To meet the definition of a substantive milestone, the consideration earned by achieving the milestone (1) would have to be commensurate with either the level of effort required to achieve the milestone or the enhancement in the value of the item delivered, (2) would have to relate solely to past performance, and (3) should be reasonable relative to all deliverables and payment terms in the arrangement. No bifurcation of an individual milestone is allowed and there can be more than one milestone in an arrangement.  The standard is effective did not have a material effect on the Company’s consolidated financial statements.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

In April 2010, the FASB issued ASU No. 2010-13, “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades” (“ASU No. 2010-13”). ASU No. 2010-13 addresses the classification of a share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. FASB ASC Topic 718 was amended to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trade shall not be considered to contain a market, performance or service condition. Therefore, such an award is not to be classified as a liability if it otherwise qualifies for equity classification. The amendments in ASU No. 2010-13 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010, with early application permitted. The adoption of this standard will not have a material impact on the Company’s consolidated financial position and results of operations.

In December 2010, the FASB issued ASU No. 2010-28, “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts” (“ASU No. 2010-28”). ASU No. 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. This eliminates an entity’s ability to assert that a reporting unit is not required to perform Step 2 because the carrying amount of the reporting unit is zero or negative despite the existence of qualitative factors that indicate the goodwill is more likely than not impaired. ASU No. 2010-28 is effective for fiscal and interim periods beginning after December 15, 2010. The adoption of this standard will not have a material impact on its consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations” (“ASU No. 2010-29”). ASU No. 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. ASU No. 2010-29 is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of this standard will not have a material impact on its consolidated financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and IFRSs” (“ASU No. 2011-04”) that provides clarification about the application of existing fair value measurements and disclosure requirements and expands certain other disclosure requirements. ASU No. 2011-04 amends U.S. GAAP to provide common fair value measurements and disclosure requirements with International Financial Reporting Standards. The amendments in this ASU are effective prospectively for interim and annual periods beginning after December 15, 2011, with no early adoption permitted. The Company does not believe that the adoption of this standard will have any material impact on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU No. 2011-05”) that improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. ASU No. 2011-05 requires that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both methods, the entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the component of net income and the components of other comprehensive income are presented. ASU No. 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and is to be applied retrospectively, with early adoption permitted. The Company does not believe that the adoption of this standard will have a material impact on its consolidated financial statements.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

In September 2011, the FASB issued ASU No. 2011-08, “Testing Goodwill for Impairment” (“ASU No. 2011-08”) that permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the required annual goodwill impairment test. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011; however, early adoption is permitted. The Company does not believe that the adoption of this standard will have a material impact on its consolidated financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2011-11”). The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company does not expect that the adoption of ASU No. 2011-11 will have a significant, if any, impact on its consolidated financial statements.

Foreign Currency Translations

Substantially all Company assets are located in China. The functional currency for the majority of the Company’s operations is the Renminbi (“RMB”). The Company uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes. The financial statements of the Company’s foreign subsidiaries have been translated into US dollars in accordance with FASB ASC 830, “Foreign Currency Matters.” All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date. Equity accounts have been translated at their historical exchange rates when the capital transaction occurred. Statements of operations amounts have been translated using the average exchange rate for the periods presented. Adjustments resulting from the translation of the Company’s financial statements are recorded as other comprehensive income.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the consolidated financial statements were as follows:

	November 30, 2011	November 30, 2010
Balance sheet items, except for common stock, additional paid-in capital, statutory reserves, and retained earnings, as of year end	US$1=RMB 6.3765	US$1=RMB 6.6670

Amounts included in the statements of income and other comprehensive income, statements of changes in stockholders’ equity and statements of cash flows for the year	US$1=RMB 6.4882	US$1=RMB 6.7847

For the years ended November 30, 2011 and 2010, foreign currency translation adjustments of $2,891,182 and $1,010,025, respectively, have been reported as other comprehensive income in the consolidated statements of changes in stockholders’ equity.

Although government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into US dollars at that rate or any other rate.

The value of RMB against the US dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of US dollar reporting.

Cash and Cash equivalents

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less as of the date of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and provides an allowance where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of November 30, 2011 and 2010, the allowance for doubtful accounts were $11,251 and $54,747, respectively. For the years presented, the Company did not write off any accounts receivable as bad debts.

Inventories

Inventories consist of coal and operating supplies. Inventories are valued at the lower of cost or market, using the weighted average cost method. Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of market. The Company did not make any inventory provision for the years ended November 30, 2011 and 2010.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Fixed Assets

Fixed Assets are recorded at cost, less accumulated depreciation. Cost includes the price paid to acquire or construct the asset, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extend the useful life of an existing asset. Depreciation is computed using the straight line method over the estimated useful lives of fixed assets, which are approximately five years for electrical and office equipment, ten years for transportation equipment and pipelines, and 20 to 45 years for buildings. Leasehold improvements are amortized over the lesser of their estimated useful lives or the term of the lease. Capitalized costs related to assets under construction are not depreciated until construction is complete and the asset is ready for its intended use. Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the period benefited. Maintenance and repairs are generally expensed as incurred. When property, plant and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

Costs of mine development, expansion of the capacity of or extending the life of the mine (“Mining Structures”) are capitalized and amortized using the units-of-production (“UOP”) method over the productive life of the mine based on proven and probable reserves. Mining Structures includes the main and auxiliary mine shafts, underground tunnels, ramps, and other integrant mining infrastructure.

Investment Property

Investment property represents rental real estate purchased or constructed by the Company for investment purposes. Depreciation is computed using the straight line method over the estimated useful life of 45 years. The related rental income and expenses are included in non-operating income and expenses in the accompanying consolidated statements of income and other comprehensive income.

Mining Right

All land in China belongs to the government. To extract resources from land, the Company is required to obtain a mining right. The Company’s Coal Group acquired its mining right from the Provincial Bureau of National Land and Resource in November of 2005. The price of the mining right, which represents the acquisition cost of the mine, was assessed in 2005 by the Bureau to be $3,656,731. The mine acquisition cost is payable in installments over a six year period from the date the mining right was granted. The mine acquisition cost is amortized using the UOP method over the productive life of the mine based on proven and probable reserves.

Restricted Cash

Long-term restricted cash represents the bank deposits held as a guarantee for the future payments of rehabilitation costs as required by the PRC government. The long-term deposits earn an interest rate of 0.50% per annum in the 2011 fiscal year and 0.36% per annum in the 2010 fiscal year, which rate is determined by the PRC government.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Advances from Customers

Advances from customers primarily consist of payments received from customers by the Coal Group and Heat Power prior to the delivery of goods and services.

Deferred Income

Deferred income represents reimbursements received by Heat Power from various real estate development companies for the cost of constructing pipelines to connect to rural areas being developed. The income is recognized on a straight line basis over the estimated useful life of the pipelines of ten years.

Impairment of Long-lived Assets

The Company utilizes FASB ASC 360, “Property, Plant and Equipment” (“ASC 360”), which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets. In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. The Company may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss, if any, is recognized for the difference between the fair value of the asset and its carrying value. No impairment of long-lived assets was recognized for the years ended November 30, 2011 and 2010.

Revenue Recognition

Revenues from sales of products are recognized when the products are delivered and the title is transferred, the risks and rewards of ownership have been transferred to the customer, the price is fixed and determinable and collection of the related receivable is reasonably assured.

Revenue associated with sales of coal is recognized when the title to the goods has been passed to customers, which is the date when the goods are delivered to designated locations and accepted by the customers and the previously discussed requirements are met.

Heat Power supplies heat to users directly and supplies electricity through a government controlled intermediary. Revenue from sales of heat and electricity represents the amount of tariffs billed for heat and electricity generated and transmitted to the users and the government controlled intermediary, respectively.

Resource Compensation Fees

In accordance with the relevant regulations in the PRC, a company that is engaged in coal production is required to pay a fee to the Inner Mongolia National Land and Resources Administration Bureau as compensation for the depletion of coal resources. Coal Group was required to pay resource compensation fees of $463,947 and $305,198 for the years ended November 30, 2011 and 2010, respectively, which is included in cost of revenues in the consolidated statements of income and other comprehensive income.

Environmental Costs

The PRC has adopted extensive environmental laws and regulations that affect the operations of the coal mining industry. The potential environmental liabilities under proposed or future environmental legislation cannot currently be reasonably estimated, and could be material. Under existing legislation, however, the Company believes that there are currently no probable liabilities that will have a material adverse effect on the Company.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Fair Value of Financial Instruments

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

The following is a description of the valuation methodologies used for assets measured at fair value at November 30, 2010. The Company did not identify any assets or liabilities that are required to be presented at fair value at November 30, 2011.

Notes receivable: Valued at the net realizable value which approximated the fair value.

The method described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Income Taxes

Coal Group and Heat Power generate their income in China where a Value Added Tax, Income Tax, City Construction and Development Tax and Education Surcharge taxes are applicable. The Company, Coal Group and Heat Power do not conduct any operations in the U.S. and therefore, are not subject to U.S. taxes.

The Company accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Net Income (Loss) Per Share

The Company computes net income (loss) per common share in accordance with FASB ASC 260, “Earnings Per Share” (“ASC 260”) and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). Under the provisions of ASC 260 and SAB 98, basic net income (loss) per common share is computed by dividing the amount available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted income (loss) per common share is computed by dividing the amount available to common shareholders by the weighted average number of shares of common stock outstanding plus the effect of any dilutive shares outstanding during the period. Accordingly, the number of weighted average shares outstanding as well as the amount of net income (loss) per share are presented for basic and diluted per share calculations for all periods reflected in the accompanying consolidated financial statements.

Statutory Reserves

Pursuant to corporate laws of the PRC, the Company is required to maintain statutory reserves by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserves, representing restricted retained earnings, consist of the following funds:

Surplus Reserve Fund: The Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issuance is not less than 25% of the registered capital.

Common Welfare Fund: The common welfare fund is a voluntary fund that the Company can elect to transfer 5% to 10% of its net income, as determined under PRC accounting rules and regulations, to this fund. This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation.

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CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Non-Surplus Reserve Fund (Safety and Maintenance): According to ruling No. 119 (2004) issued on May 21, 2004, and amended ruling No. 168 (2005) on April 8, 2005 by the PRC Ministry of Finance regarding “Accrual and Utilization of Coal Production Safety Expense” and “Criterion on Coal Mine Maintenance and Improvement,” the Company is required to set aside in a safety fund, 6 RMB per ton of raw coal mined, and 10.5 RMB per ton for a maintenance fund. As defined under US GAAP, a liability for safety and maintenance expenses does not exist at the balance sheet date because there is no present obligation to transfer assets or to provide services as a result of any past transactions. Therefore, for financial reporting purposes, this statutory reserve has been recorded as an appropriation of retained earnings.

The statutory reserves consist of the following:

	November 30, 2011	November 30, 2010
Statutory surplus reserve and welfare fund	$2,447,598	$2,447,598
Safety and maintenance reserve	6,585,257	6,126,038
Total statutory reserves	$9,032,855	$8,573,636

Stock Based Compensation

The Company records stock based compensation in accordance with FASB ASC 718, “Compensation – Stock Based Compensation,” which requires the measurement and recognition of compensation expense based on estimated fair values for all stock-based awards made to employees and directors, including stock options. FASB ASC 718 requires companies to estimate the fair value of stock-based awards on the date of grant using an option-pricing model. The Company uses the Black-Scholes option-pricing model as its method of determining fair value. This model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These subjective variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, and actual and projected stock option exercise behaviours. The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the statements of income and other comprehensive income over the requisite service period.

Asset Retirement Cost and Obligation

The Company has adopted FASB ASC 410, “Asset Retirement and Environmental Obligations” (“ASC 410”). ASC 410 generally requires that the Company’s legal obligations associated with the retirement of long-lived assets are recognized at fair value at the time the obligations are incurred. Obligations are incurred at the time development of a mine commences for underground mines or construction begins for support facilities, refuse areas and slurry ponds. The obligation’s fair value is determined using discounted cash flow techniques and is accreted over time to its expected settlement value. Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related long-lived asset. The related asset is amortized using the UOP method over the productive life of the mine based on proven and probable reserves. The Company did not incur and does not anticipate incurring any material dismantlement, restoration and abandonment costs given the nature of its mining activities and the current PRC regulations surrounding such activities.

F-18

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Vulnerability Due to Operations in the PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRCs political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent, effective or continue.

All of the Company’s businesses are transacted in RMB, which is not freely convertible. The People’s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, its revenues will be settled in RMB, not US dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders outside of China will be limited.

All of the Company’s bank accounts are in banks located in the PRC and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

The Company's mining operations are subject to extensive national and local governmental regulations in China, which regulations may be revised or expanded at any time. Generally, compliance with these regulations requires the Company to obtain permits issued by government regulatory agencies. Certain permits require periodic renewal or review of their conditions. The Company cannot predict whether it will be able to obtain or renew such permits or whether material changes in permit conditions will be imposed. The inability to obtain or renew permits or the imposition of additional conditions could have a material adverse effect on the Company's ability to develop and operate its mines.

Reclassifications

Certain reclassifications have been made to balances in the prior year consolidated financial statements to conform to the current year presentation.  The reclassifications have no effect on reported total assets, liabilities, stockholders’ equity or net income.

3.	Segment Reporting

The Company is made up of two segments of business, Coal Group which derives its revenue from the mining and purchase and sale of coal, and Heat Power which derives its revenue by providing heating and electricity to residents and businesses of a local community. Each of these segments is conducted in a separate variable interest corporation and each functions independently of the other.

Except for the loans made to Heat Power by Coal Group in the principal amount of RMB 84 million (equivalent to U.S. $13.1 million) and RMB 99 million (equivalent to U.S. $15 million) as of November 30, 2011 and 2010, respectively, during the periods reported herein, there were no other transactions between the two segments. There also were no differences between the measurements used to report operations of the segments and those used to report the consolidated operations of the Company. In addition, there were no differences between the measurements of the assets of the reported segments and the assets reported on the consolidated balance sheets.

F-19

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

	For the Years Ended November 30,
	2011			2010
	Heat	Coal		Heat	Coal
	Power	Group	Total	Power	Group	Total

Sales to external customers	$17,768,298	$138,857,447	$156,625,745	$11,582,230	$70,951,123	$82,533,353
Sales – government subsidies	1,060,309	-	1,060,309	5,511,922	-	5,511,922
Interest expenses, net	1,262,645	1,517,983	2,780,628	456,236	1,163,316	1,619,552
Depreciation and amortization	4,132,969	2,185,504	6,318,473	2,941,852	1,546,687	4,488,539
Segment income	783,982	28,988,177	29,772,159	2,436,202	15,844,225	18,280,427

	November 30, 2011			November 30, 2010
	Heat	Coal		Heat	Coal
	Power	Group	Total	Power	Group	Total

Segment assets	$71,566,508	$115,576,659	$187,143,167	$58,768,527	$44,548,003	$103,316,530
Construction in progress	2,801,159	18,035	2,819,194	1,880,691	38,398	1,919,089
Investment property, net	3,754,281	1,975,888	5,730,169	2,414,541	1,936,198	4,350,739

Reconciliation of the total segment income to net income included in the consolidated financial statements is as follows:

	For the Years Ended November 30,
	2011	2010

Total segment income	$29,772,159	$18,280,427
Unallocated corporate expenses	(2,136,932)	(685,267)
Net income	$27,635,227	$17,595,160

4.	Stockholder Loans

Substantial portions of the cost of construction of the thermoelectric plant and of the costs of expansion projects at Heat Power and the coal mine were provided by the loans from stockholders of Heat Power. Balances are as below:

	November 30, 2011	November 30, 2010

Ordos City YiYuan Investment Co., Ltd.	$1,702,421	$1,743,288
Hangzhou Dayuan Group, Ltd.	5,736,898	5,103,245
Inner Mongolia Duoyida Mining Co. Ltd. (a)	2,013,393	1,925,783
Total	$9,452,712	$8,772,316

(a)	On September 28, 2010, Xinghe County Haifu Coal Transportation & Sales Co., Ltd. transferred all its ownership interest in Heat Power to Inner Mongolia Duoyida Mining Co. Ltd.

F-20

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

The stockholder loans are due on demand with interest as follow:

	November 30, 2011		November 30, 2010
	Balance	Interest rate	Balance	Interest rate

Stockholder loans – interest bearing	$6,931,702	5.31%	$6,629,669	5.31%
Interest payable	2,521,010		2,142,647
Total	$9,452,712		$8,772,316

5. Lease Obligation

The Company leases office space under an operating lease expiring December 31, 2011. The minimum future annual rent payments under the lease as of November 30, 2011 are as follows:

Year Ending	Annual
November 30,	Amount

2012	$8,495
Total	$8,495

Rent expenses charged to operations for the years ended November 30, 2011 and 2010 were $118,908 and $95,804, respectively.

6. Other payables

Included in other payables are advances from related parties affiliated to the Company through family members of the Company’s Chairman of $4,704,775 and $749,963 as of November 30, 2011 and 2010, respectively. Those advances are non-interest bearing and payable on demand. At November 30, 2011 and 2010, other payables amounted to $13,111,017 and $2,838,663, respectively.

7. Advances to Suppliers

As is customary in China, the Company has made advances to its suppliers for coal purchases, utility payments and other purchases. At November 30, 2011 and 2010, advances amounted to $27,566,516 and $4,516,324, respectively. There is no interest due on these advances and they are offset against billings as they are made by the suppliers.

8. Other Receivables

Other receivables consist of the following:

	November 30, 2011	November 30, 2010

Loans to suppliers, customers, and other associated firms	$20,499,415	$939,569
Employee expense advances	739,596	373,502
Government subsidies receivable	2,368,440	2,614,087
Heat network access fee receivable	955,085	164,709
Total	$24,562,536	$4,091,867

F-21

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Included in loans to suppliers and other associated firms are advances to an entity affiliated to the Company through the Company’s Chairman and shareholders of Heat Power of $752,380 and $722,751 as of November 30, 2011 and 2010, respectively. Those advances are non-interest bearing.

On a periodic basis, management reviews the other receivable balances and establishes allowances where there is doubt as to the collectability of the individual balances. In evaluating collectability of the individual balances, the Company considers factors such as the age of the balance, payment history, and credit-worthiness of the creditor. The Company considers all other receivables at November 30, 2011 and 2010 to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.

9. Fixed Assets

Fixed assets, consisting principally of buildings and equipment and construction in progress, are summarized as follows:

	November 30, 2011	November 30, 2010

Buildings	$10,777,208	$10,191,194
Machinery & equipment	43,845,438	54,791,726
Transferred assets (a)	19,702,907	-
Automotive equipment	1,953,696	1,139,645
Office Equipment	1,379,812	1,228,767
Construction in progress	2,819,194	1,919,089
	80,478,255	69,270,421
Accumulated depreciation	(17,540,508)	(11,662,921)
Fixed assets, net	$62,937,747	$57,607,500

Depreciation expense charged to operations for the years ended November 30, 2011 and 2010 were $5,264,229 and $3,957,804, respectively.

Land use rights of $245,318 and $234,607 at November 30, 2011 and 2010, respectively, are included in buildings and are depreciated over the useful lives along with the related buildings.

(a)	The real estate with equipment subject to a lease finance obligation as described in Note 12 under “Finance Obligation”.

F-22

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

10. Notes Receivable

Certain loans were made for strategic purposes. Notes receivable, which were non-interest bearing, except as noted below, consisted of the following:

	November 30, 2011	November 30, 2010
Inner Mongolia Tehong Investment Co., Ltd. (a)	$-	$8,884,242
Inner Mongolia Tehong Coal Chemical Co., Ltd. (a)	-	3,275,836
QuanYing Coal Mine	-	361,786
Inner Mongolia XinKe Kaolin Fabrication Plant	-	1,679,916
Inner Mongolia Tehong Glass Co., Ltd with interest at 11.16% (a)	-	477,319
Total notes receivable	$-	$14,679,099

(a) Related parties affiliated to the Company through family members of the Company’s Chairman.

11. Short Term Bank Loans

The Company has bank loans collateralized by mining rights and the real estate properties and guaranteed by the Company’s CEO and a stockholder. Relevant terms of these bank loans are as follows:

	November 30, 2011	November 30, 2010
Bank loan due 4/22/11, with interest at 6.90% (a)	$-	$2,999,850
Bank loan due 7/27/11, with interest at 5.84% (b)	-	6,599,670
Bank loan due 1/17/12, with interest at 6.94% (b)	12,546,068	-
Bank loan due 1/17/12, with interest at 6.94% (c)	8,782,247	-
Bank loan due 7/28/12, with interest at 7.22% (b)	7,809,927	-
Total	$29,138,242	$9,599,520

At November 30, 2011 and 2010, the Company had a letter of intent with a bank to provide the Company an additional line of credit in the amount of RMB 14.2 million (US$2,226,927) and RMB 156 million (US$23,398,830), respectively (b).

(a)	Loan to Heat Power, guaranteed by Coal Group and the Company’s CEO and a stockholder.
(b)	Loan to Coal Group, collateralized by mining rights and the real estate properties of Coal Group
(c)	Loan to Coal Group, collateralized by mining rights of Coal Group.

12. Finance Obligation

On March 31, 2011, Heat Power entered into a Finance Leasing Contract (“Contract”) with a leasing company covering its thermoelectric plants, heat transfer stations, and related machinery and equipment (“Transferred Assets”), having a gross value of RMB 125,635,589 (US$19,392,398). Pursuant to the Contract, Heat Power sold its Transferred Assets used for its operations to the leasing company RMB 60,000,000 (US$9,261,260) in cash. Under the Contract, Heat Power leased back the Transferred Assets with a quarterly installment payment of RMB 3,555,163 (US$548,755) until April 2016, when the Contract expires. The Contract is guaranteed by Coal Group and an unrelated third party. Upon the repayment of all outstanding rental obligations, Heat Power may re-purchase the Transferred Assets at a purchase price of RMB 900,000, or RMB 1 if Heat Power timely pays the quarterly installments. Upon the execution of the Contract, Heat Power paid a servicing fee of RMB 3,300,000 (US$502,337) and a refundable deposit of RMB 9,000,000 (US$1,389,189).

F-23

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Since Heat Power has an option to repurchase its Transferred Assets, Heat Power is considered to have “continuing involvement” pursuant to ASC 840-40, “Sales-Leaseback Transactions” (ASC 840-40). Accordingly, the lease did not qualify as a normal sale-leaseback transaction and is being accounted for under the financing method in which Heat Power reports the sales proceeds as a finance obligation, continues to report the Transferred Assets as its assets, and continues to depreciate the Transferred Assets. In addition, the lease payment, exclusive of the interest portion, decrease Heat Power’s liability with a portion of the lease payments being recognized under the interest method. The effective interest rate of this transaction is 6.70%.

Future payments of the finance obligation as of November 30, 2011 are as follows:

Year Ending	Annual
November 30,	Amount

2012	$2,226,867
2013	2,230,166
2014	2,230,166
2015	2,230,166
Thereafter	1,115,083
10,032,448
Less: amount representing interest	1,429,547
Finance obligation	8,602,901
Less: current portion of finance obligation	1,695,944
Finance obligation, net of current portion	$6,906,957

Interest expense related to the finance obligation amounted to US$523,810 and $0 for the years ended November 30, 2010 and 2011, respectively. The refundable deposit is included in other long term assets in the consolidated balance sheet as of November 30, 2011. The costs related to the Contract of RMB 4,800,000 (US$752,764) are being amortized by the interest method over the life of the lease.

13. Fair Value Measurements

The Company did not have any applicable assets measured at fair value at November 30, 2011.

The following table presents the Company’s assets and related valuation inputs within the fair value hierarchy utilized to measure fair value on a recurring basis as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Notes receivable	$-	$-	$14,679,099	$14,679,099
Total	$-	$-	$14,679,099	$14,679,099

F-24

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

The following table presents a Level 3 reconciliation of the beginning and ending balances of the fair value measurements using significant unobservable inputs:

Notes Receivable

Balance, December 1, 2009	$7,913,100
Purchases, sales, issuance and settlements (net)	6,765,999
Balance, November 30, 2010	14,679,099
Settlements	(14,679,099)
Balance, November 30, 2011	$-

14. Cost of Revenue and Expenses

Details of the cost of revenues for the years ended November 30, 2011 and 2010 are as follows:

	2011	2010

Salaries and wages	$1,421,505	$1,214,218
Operating supplies	1,661,594	578,377
Depreciation and amortization	5,471,679	4,064,506
Repairs	439,531	304,333
Coal and freight	90,234,807	43,668,259
Utilities	5,253,737	3,671,047
Other	450,857	617,379
Total	$104,933,710	$54,118,119

Details of the selling expenses for the years ended November 30, 2011 and 2010 are as follows:

	2011	2010

Transportation and storage	$4,366,273	$3,738,736
Sales tax and other expenses	2,169,241	1,323,432
Office	388,307	259,538
Salaries and welfares	239,188	168,916
Depreciation	26,254	19,060
Total	$7,189,263	$5,509,682

Details of the general and administrative expenses for the years ended November 30, 2011 and 2010 are as follows:

	2011	2010

Professional and other fees	$2,716,528	$1,039,866
Office and other	953,947	942,352
Salaries and welfare	1,054,906	797,840
Travel	439,086	393,775
Depreciation	485,609	290,822
Repairs	125,182	89,691
Tax fee	173,493	162,913
Stock-based compensation	42,621	99,202
Total	$5,991,372	$3,816,461

F-25

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

15. Government Subsidies

Government subsidies are primarily comprised of financial support provided by the local government to Heat Power to ensure supply of heat to the XueJiaWan area as the price for heat charged is regulated and approved by the government. The financial support includes revenue subsidies to compensate for lower government regulated prices charged for heat and cost subsidies for the purchase of coal used in providing heat. Government subsidies are intended to be an incentive for Heat Power to supply heat at the government regulated prices. Government subsidies amounted to $1,060,309 and $5,511,922 for the years ended November 30, 2011 and 2010, respectively. All the government subsidies are included in revenues in the consolidated statements of income and other comprehensive income.

16. Rental Income

The Company entered into rental agreements with four unrelated parties to lease commercial space in its building under operating leases expiring through 2015.

Future minimum rental income is as follows:

Year Ending	Annual
November 30,	Amount

2012	$210,277
2013	196,032
2014	196,032
2015	12,938
$615,279

Rental income, under operating leases, included in non-operating income in the consolidated statements of income and other comprehensive income for the years ended November 30, 2011 and 2010 was $366,628 and $250,122, respectively.

17. Income Taxes

The Company is required to file income tax returns in both the United States and the PRC. Its operations in the United States have been insignificant and income taxes have not been accrued. In the PRC, the Company files tax returns for Heat Power and Coal Group and, although it is part of Coal Group, a separate tax return is required for the operations of the coal mine. The laws of the PRC permit the carryforward of net operating losses for a period of five years. At November 30, 2011, the PRC entities had no net operating losses available for future use as confirmed by the local taxing authority.

F-26

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Under ASC 740, recognition of deferred tax assets is permitted unless it is more likely than not that the assets will not be realized. Deferred tax assets consist primarily of future tax benefits of net operating losses recognized for Heat Power. A full valuation allowance has been established for the year ended November 30, 2009 since the Company is unable to determine if and when those benefits will be realized. There are no deferred tax assets or liabilities as of November 30, 2011 and 2010.

The following is a reconciliation of the statutory rate with the effective income tax rate for the periods presented:

2011	Tax Provision	Rate of Tax

Tax at statutory rate	$9,552,173	25.00%
Tax effect of loss of subsidiaries	40,270	0.11%
Non deductible expenses	390,779	1.02%
Tax effect of eliminated intercompany profit	590,245	1.54%
Tax at effective tax rate	$10,573,467	27.67%

2010	Tax Provision	Rate of Tax

Tax at statutory rate	$5,957,894	25.00%
Non deductible expenses	24,801	0.10%
Tax effect of eliminated intercompany profit	253,721	1.07%
Tax at effective tax rate	$6,236,416	26.17%

The Company has adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of SFAS 109.” (“FIN 48”), as codified in ASC 740. ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.

The Company did not file its U.S. federal income tax returns, including, without limitation, information returns on Internal Revenue Service (“IRS”) Form 5471, “Information Return of U.S. Persons With Respect to Certain Foreign Corporations” for the years ended November 30, 2002 through 2005. The Company was also late in filing for the years ended November 30, 2007 and 2008. Failure to furnish any information returns with respect to any foreign business entity required, within the time prescribed by the IRS, subjects the Company to certain civil penalties. Management is of the opinion that penalties, if any, that may be assessed would not be material to the consolidated financial statements.

F-27

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

In addition, because the Company did not generate any income in the United States or otherwise have any U.S. taxable income, the Company does not believe that it has any U.S. federal income tax liabilities in respect to any transactions that the Company or any of its subsidiaries may have engaged in through November 30, 2011. However, there can be no assurance that the IRS will agree with this position, and therefore the Company ultimately could be liable for U.S. federal income taxes, interest and penalties. The tax years ended November 30, 2002 to 2010 remain open to examination by tax authorities.

18. Stock-Based Compensation

In 2008, the Company granted to its officers, directors and independent consultants options to purchase 4,500,000 shares of common stock with exercise price at US$0.50. In 2010, the options were either expired or cancelled.

On May 31, 2010, the Company granted to each of its three independent directors an option to purchase 20,000 shares of common stock at an exercise price of US$2.02 per share. The options vested over one year in equal, quarterly installments on the last day of the Company’s fiscal quarter, beginning with the fiscal quarter ending August 31, 2010, subject to their continued service as a director.

On September 5, 2011, the Company granted another option to two of its three independent directors to purchase 20,000 shares of common stock and one of its three independent directors to purchase 15,000 shares of common stock at an exercise price of US$0.39 per share. The options vest over one year in equal, quarterly instalments on the last day of the Company’s fiscal quarter, beginning with the fiscal quarter ending August 31, 2011, subject to their continued service as a director. The Compensation Committee of the Board of Directors has determined the performance conditions have been met.

The fair value of the options is estimated using the Black-Scholes option pricing model. Expected volatility is based on historical volatility data of the Company’s stock. The expected term of stock options granted is based on historical data and represents the period of time that stock options are expected to be outstanding. The risk-free interest rate is based on a zero-coupon United States Treasury bond whose maturity period equals the expected term of the our options. The weighted average estimated grant date fair value for options granted to the independent directors was US$1.24 per share.

Weighted average assumptions used to estimate fair values of stock options on the date of grants are as follows:

September 5, 2011
Expected dividend yield	-
Expected stock price volatility	182.07%
Risk free interest rate	2.00%
Expected life (years)	10 years

F-28

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

May 31, 2010
Expected dividend yield	-
Expected stock price volatility	210.57%
Risk free interest rate	3.29%
Expected life (years)	10 years

The stock-based compensation, included in general and administrative expenses in the accompanying consolidated statements of income and other comprehensive income, was $42,621 and $99,202 for the year ended November 30, 2011 and 2010, respectively.

The Company will issue new shares of common stock upon exercise of stock options. The following is a summary of stock option activity:

	Shares	Weighted Average Exercise Price	Weighted- Average Remaining Contractual Life	Aggregate Intrinsic Value

Outstanding at November 30, 2010	60,000	$2.02	10 years	-
Granted	55,000	0.39	10 years	-
Exercised	-	-	-	-
Cancelled and expired	-	-	-	-
Forfeited	-	-	-	-

Outstanding at November 30, 2011	115,000	$1.24	10 years	-

Vested and expected to vest at November 30, 2011	85,000	$1.54	10 years	-

Exercisable at November 30, 2011	85,000	$1.54	10 years	-

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company’s common stock. There were no options that were exercised during the years ended November 30, 2011 and 2010.

As of November 30, 2011, $4,857 of total unrecognized compensation costs related to non vested options were scheduled to be recognized through May 31, 2012.

F-29

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

The Company entered into a Terms of Services and Release Agreement with the Company’s CEO, a consulting firm, and Fortune Place Holdings Limited (“Fortune Place”), a British Virgin Islands corporation. The Company’s CEO is the sole director of Fortune Place. Pursuant to the terms of the agreement, the consulting firm would be entitled to receive equity consideration of 1,800,000 restricted shares of the Company held by Fortune Place for consulting services rendered to the Company, contingent upon the completion of all of the consulting services enumerated in the agreement. The filing of the Company’s Form 10-Q for the quarter ended February 28, 2011 represented the final item of the consulting services that the consulting firm was required to complete (“Completion Date”). As of the Completion Date, the fair value of shares transferred for the services rendered to the Company were valued at $1,386,000 and recorded as general and administrative expenses in the accompanying consolidated statements of income and other comprehensive income for the year ended November 30, 2011. The fair value of the transferred shares has been shown as an increase to additional paid-in capital for the year ended November 30, 2011 in the accompanying consolidated statements of changes in stockholders’ equity.

The Company issued an aggregate of 60,000 share of common stock to an investor relations firm in consideration for consulting services rendered through the period ended on March 14, 2011. The fair value of the stock was $121,800, which has been included in general and administrative expenses in the accompanying consolidated statements of income and other comprehensive income for the year ended November 30, 2011.

19. Contingencies

As is customary in the PRC, except for auto coverage, Coal Group and Heat Power do not carry sufficient insurance. As a result, the Company is effectively self-insuring risk of potential accidents or loss that may occur in the workplace. Given the nature of the industry, the Company may be exposed to risks that could have a material adverse impact on its consolidated financial statements.

The PRC has enacted legislation which appears to restrict the ability of entities considered foreign, like the Company, to have ownership interest in operating companies located in the PRC. The Company has taken steps to avoid any potential adverse impact of this legislation. (See Note 1)

The Company did not file its U.S. federal income tax returns, including, without limitation, information returns on Internal Revenue Service (“IRS”) Form 5471, “Information Return of U.S. Persons With Respect to Certain Foreign Corporations” for the years ended November 30, 2002 through 2005. The Company was also late in filing for the years ended November 30, 2007 and 2008. Failure to furnish any information with respect to any foreign business entity required, within the time prescribed by the IRS, subjects the Company to certain civil penalties. The Company filed the delinquent returns and sought waivers of any penalties under the IRS 2011 Offshore Voluntary Disclosure Initiative. Under the Initiative, the IRS has indicated that it will not impose a penalty for the failure to file delinquent information returns (Form 5471) if there are no underreported tax liabilities and the information returns are filed by August 31, 2011. The Company is unable to determine the amount of any additional penalties that may be assessed at this time. Management is of the opinion that additional penalties, if any, that may be assessed would not be material to the consolidated financial statements.

The Company was late in filing the information reports for the years ended November 30, 2004 through 2008 concerning its interest in foreign bank accounts on TDF 90-22.1, “Report of Foreign Bank and Financial Accounts” (“FBARs”). For not complying with the FBAR reporting and recordkeeping requirements, the Company is subject to civil penalties up to $10,000 for each of its foreign bank accounts. The Company is unable to determine the amount of any penalties that may be assessed at this time and believes that penalties, if any, that may be assessed would not be material to the consolidated financial statements.

F-30

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

20. Preferred stock

On October 21, 2010, the Board of Directors of the Company adopted resolutions authorizing 5,000,000 shares of preferred stock. As a result, the Company’s authorized shares of common stock was reduced from 200,000,000 shares to 195,000,000 shares with the creation of a new class of 5,000,000 shares of preferred stock upon filing of the Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State on January 11, 2011. The total number of shares the Company is authorized to issue did not change.

21. Condensed Financial Information of Registrant

The following condensed financial information of the US parent company only balance sheets as of November 30, 2011 and 2010, and the US parent company only statements of operations, and cash flows for the years ended November 30, 2011 and 2010:

Balance Sheets

	November 30,
	2011	2010
ASSETS
Other assets:
Investment in subsidiaries and VIEs	$84,222,258	$52,542,087
Total other assets	84,222,258	52,542,087

TOTAL ASSETS	$84,222,258	$52,542,087

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other liabilities	$189,406	$586,065
Total current liabilities	189,406	586,065

Stockholders’ equity:
Preferred stock: no par value; 5,000,000 shares and 0 shares authorized at November 30, 2011 and November 30, 2010, respectively; none issued and outstanding shares	-	-
Common stock: $0.001 par value; 195,000,000 shares and 200,000,000 shares authorized at November 30, 2011 and November 30, 2010, respectively; 45,060,000 shares and 45,000,000 issued and outstanding at November 30, 2011 and November 30, 2010, respectively	45,060	45,000
Additional paid-in capital	10,163,545	8,970,805
Paid in capital – stock options	456,823	99,202
Retained earnings	73,367,424	42,841,015
Total stockholders’ equity	84,032,852	51,956,022

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$84,222,258	$52,542,087

Statements of Operations

	For the Years Ended November 30,
	2011	2010
Revenues:
Share of earnings from investment in subsidiaries and VIEs	$32,663,341	$19,290,452
Total revenues	32,663,341	19,290,452

Operating expenses:
General and administrative	2,136,932	685,267
Total operating expenses	2,136,932	685,267

Net income	$30,526,409	$18,605,185

F-31

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Statements of Cash Flows

	For the Years Ended November 30,
	2011	2010

Cash flows from operating activities:
Net income	$30,526,409	$18,605,185
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Share of earnings from investment in subsidiaries	(32,663,341)	(19,290,452)
Stock-based compensation	1,550,421	99,202
Changes in operating assets and liabilities:
(Decrease) increase in accrued liabilities and other payables	(396,659)	466,065
Net cash (used in) operating activities	(983,170)	(120,000)

Cash flows from financing activities:
Advance from shareholders	983,170	120,000
Net cash provided by financing activities	983,170	120,000

Net increase in cash and cash equivalents	-	-

Cash and cash equivalents, beginning of year	-	-

Cash and cash equivalents, end of year	$-	$-

Basis of Presentation

The Company records its investment in its subsidiaries and VIEs under the equity method of accounting. Such investment is presented as “Investment in subsidiaries and VIEs” on the balance sheets and shares of the subsidiaries and VIEs’ profits are presented as “Equity in profits of subsidiaries and VIEs” in the statements of income.

Certain information and footnote disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. The parent-only financial information has been derived from the Company’s consolidated financial statements and should be read in conjunction with the Company’s consolidated financial statements.

The US parent company has no assets other than investments in its subsidiaries and VIEs. There were no cash transactions in the parent company during the years ended November 30, 2011 and 2010.

Restricted Net Assets

Under the PRC laws and regulations, the Company’s PRC subsidiaries and VIEs are restricted in their ability to transfer certain of its net assets to the Company in the form of dividend payments, loans or advances. The restrictions include paid-up capital and statutory reserves of the Company’s PRC subsidiary and the net assets of the VIEs, totalling $84,032,852 and $51,956,022 as of November 30, 2011 and 2010.

In addition, the Company’s operations and revenues are conducted and generated in the PRC, all of the Company’s revenues being earned and currency received are denominated in RMB. RMB is subject to the foreign exchange control regulation in China, and, as a result, the Company may be unable to distribute any dividends outside of China due to PRC foreign exchange control regulations that restrict the Company’s ability to convert RMB into US Dollars.

F-32

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED NOVEMBER 30, 2011 AND 2010

Schedule I of Article 5-04 of Regulation S-X requires the condensed financial information of the registrant to be filed when the restricted net assets of consolidated subsidiaries exceed 25 percent of consolidated net assets as of the end of the most recently completed fiscal year. For purposes of the above test, restricted net assets of consolidated subsidiaries shall mean that amount of the registrant’s proportionate share of net assets of consolidated subsidiaries (after intercompany eliminations) which as of the end of the most recent fiscal year may not be transferred to the parent company by subsidiaries in the form of loans, advances or cash dividends without the consent of a third party. The condensed parent company financial statements have been prepared in accordance with Rule 12-04, Schedule I of Regulation S-X as the restricted net assets of the Company’s PRC subsidiaries and VIEs exceed 25% of the consolidated net assets of the Company.

22. Concentration of Credit Risk

Substantially all of the Company’s bank accounts are in banks located in The People’s Republic of China and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

23. Major Customers

The following table shows each of the customers who account for sales of approximately 10% or greater of Coal Group:

2011

Zhejiang Coal Development Co., Ltd.	17%
Huadian Coal Group Trading Co., Ltd.	13%

2010

Qinhuangdao Minfeng Coal Trading Co., Ltd.	16%
Zhangjiagang Xindongming Coal Trading Co., Ltd.	10%

F-33

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 14th day of March, 2012.

CHINA ENERGY CORPORATION

By:	/s/ WenXiang Ding
Name: WenXiang Ding
Title: President, Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this amended report has been signed below by the following persons on behalf of the Company and in the capacities indicated below and on the dates indicated.

Signature	Title	Date

/s/ WenXiang Ding	Chairman, Chief Executive Officer, President, Secretary, Treasurer and Director
WenXiang Ding	(Principal Executive Officer)	March 14, 2012

/s/ Fu Xu	Acting Chief Financial Officer
Fu Xu	(Principal Financial and Accounting Officer)	March 14, 2012

/s/ YanHua Li
YanHua Li	Director	March 14, 2012

/s/ Stephen Markscheid
Stephen Markscheid	Director	March 14, 2012

/s/ Paul Li
Paul Li	Director	March 14, 2012

/s/ Tieming Ge
Tieming Ge	Director	March 14, 2012

Exhibit 10.22

CHINA ENERGY CORPORATION

INDEPENDENT DIRECTOR AGREEMENT

This INDEPENDENT DIRECTOR AGREEMENT (the “Agreement”) is made and entered into as of this 5th day of September 2011, effective as of the 1st day of June 2011 (the “Effective Date”), by and between China Energy Corporation., a Nevada corporation whose shares are publicly traded (the “Company”), and Steven Markscheid, a citizen of the United States, with the following address: 419 Washington Avenue Wilmette, Illinois 60091 U.S.A. (the “Independent Director”).

WHEREAS, the Company desires to re-engage the Independent Director, and the Independent Director desires to serve, as a non-employee director of the Company, subject to the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt of which is hereby acknowledged, the Company and the Independent Director, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

(a) “Corporate Status” describes the capacity of the Independent Director with respect to the Company and the services performed by the Independent Director in that capacity.

(b) “Entity” shall mean any corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

(c) “Proceeding” shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, including a proceeding initiated by the Independent Director pursuant to Section 12 of this Agreement to enforce the Independent Director’s rights hereunder.

(d) “Expenses” shall mean all reasonable fees, costs and expenses, approved by the Company in advance and reasonably incurred in connection with any Proceeding, including, without limitation, attorneys’ fees, disbursements and retainers, fees and disbursements of expert witnesses, private investigators, professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

(e) “Liabilities” shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

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(f) “Parent” shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities ending with the Company, if each of the corporations or entities, other than the Company, owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

(g) “Subsidiary” shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company, if each of the corporations or entities, other than the last corporation or entity in the unbroken chain, owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

2. SERVICES OF INDEPENDENT DIRECTOR. While this Agreement is in effect, the Independent Director shall perform duties as an independent director and/or a member of the committees of the Board, be compensated for such and be reimbursed expenses in accordance with the Schedule A attached to this Agreement, subject to the following.

(a) The Independent Director will perform services as is consistent with Independent Director’s position with the Company, as required and authorized by the By-Laws and Articles of Incorporation of the Company, and in accordance with high professional and ethical standards and all applicable laws and rules and regulations pertaining to the Independent Director’s performance hereunder, including without limitation, laws, rules and regulations relating to a public company.

(b) The Independent Director is solely responsible for taxes arising out of any compensation paid by the Company to the Independent Director under this Agreement, and the Independent Director understands that he/she will be issued a U.S. Treasury form 1099 for any compensation paid to him/her by the Company. The Independent Director acknowledges and agrees that because he is not an employee of the Company the Company will not withhold any amounts for taxes from any of his payments under the Agreement.

(c) The Company may offset any and all monies payable to the Independent Director to the extent of any monies owing to the Company from the Independent Director.

(d) The rules and regulations of the Company notified to the Independent Director, from time to time, apply to the Independent Director. Such rules and regulations are subject to change by the Board in its sole discretion. Notwithstanding the foregoing, in the event of any conflict or inconsistency between the terms and conditions of this Agreement and rules and regulations of the Company, the terms of this Agreement control.

3. REQUIREMENTS OF INDEPENDENT DIRECTOR. During the term of the Independent Director’s services to the Company hereunder, Independent Director shall observe all applicable laws and regulations relating to independent directors of a public company as promulgated from to time, and shall not: (1) be an employee of the Company or any Parent or Subsidiary; (2) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company other than as a director and/or a member of a committee of the Board; (3) be an affiliated person of the Company or any Parent or Subsidiary, as the term “affiliate” is defined in 17 CFR 240.10A-3(e)(1), other than in his capacity as a director and/or a member of a committee of the Board; (4) possess an interest in any transaction with the Company or any Parent or Subsidiary, for which disclosure would be required pursuant to 17 CFR 229.404(a), other than in his capacity as a director and/or a member of a committee of the Board committees; (5) be engaged in a business relationship with the Company or any Parent or Subsidiary, for which disclosure would be required pursuant to 17 CFR 229.404(b), except that the required beneficial interest therein shall be modified to be 5% hereby.

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4. REPORT OBLIGATION. While this Agreement is in effect, the Independent Director shall immediately report to the Company in the event: (1) the Independent Director knows or has reason to know or should have known that any of the requirements specified in Section 3 hereof is not satisfied or is not going to be satisfied; and (2) the Independent Director simultaneously serves on an audit committee of any other public company.

5. TERM AND TERMINATION. The term of this Agreement and the Independent Director’s services hereunder shall be from the Effective Date to the one-year anniversary of the Effective Date, unless terminated as provided for in this Section 5 (the “Term”). This Agreement and the Independent Director’s services hereunder shall terminate upon the earlier of the following:

(a) Removal of the Independent Director as a director of the Company, upon proper Board or stockholder action in accordance with the By-Laws and Articles of Incorporation of the Company and applicable law;

(b) Resignation of the Independent Director as a director of the Company upon written notice to the Board of Directors of the Company; or

(c) Termination of this Agreement by the Company, in the event any of the requirements specified in Section 3 hereof is not satisfied, as determined by the Company in its sole discretion.

6. LIMITATION OF LIABILITY. In no event shall the Independent Director be individually liable to the Company or its shareholders for any damages for breach of fiduciary duty as an independent director of the Company, unless the Independent Director’s act or failure to act involves intentional misconduct, fraud or a knowing violation of law.

7. AGREEMENT OF INDEMNITY. The Company agrees to indemnify the Independent Director as follows:

(a) Subject to the exceptions contained in Section 8(a) below, if the Independent Director was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the Independent Director’s Corporate Status, the Independent Director shall be indemnified by the Company against all Expenses and Liabilities incurred or paid by the Independent Director in connection with such Proceeding (referred to herein as “Indemnifiable Expenses” and “Indemnifiable Liabilities,” respectively, and collectively as “Indemnifiable Amounts”).

36

(b) Subject to the exceptions contained in Section 8(b) below, if the Independent Director was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company, to procure a judgment in its favor by reason of the Independent Director’s Corporate Status, the Independent Director shall be indemnified by the Company against all Indemnifiable Amounts.

(c) For purposes of this Agreement, the Independent Director shall be deemed to have acted in good faith in conducting the Company’s affairs as an independent director of the Company and/or a member of a committee of the Board of the Company, if the Independent Director: (i) exercised or used the same degree of diligence, care, and skill as an ordinarily prudent man would have exercised or used under the circumstances in the conduct of his own affairs; or (ii) took, or omitted to take, an action in reliance upon advise of counsels or other professional advisors for the Company, or upon statements made or information furnished by other directors, officers or employees of the Company, or upon a financial statement of the Company provided by a person in charge of its accounts or certified by a public accountant or a firm of public accountants, which the Independent Director had reasonable grounds to believe to be true.

8. EXCEPTIONS TO INDEMNIFICATION. Director shall be entitled to indemnification under Sections 7(a) and 7(b) above in all circumstances other than the following:

(a) If indemnification is requested under Section 7(a) and it has been adjudicated finally by a court or arbitral body of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, (i) the Independent Director failed to act in good faith and in a manner the Independent Director reasonably believed to be in or not opposed to the best interests of the Company, (ii) the Independent Director had reasonable cause to believe that the Independent Director’s conduct was unlawful, or (iii) the Independent Director’s conduct constituted willful misconduct, fraud or knowing violation of law, then the Independent Director shall not be entitled to payment of Indemnifiable Amounts hereunder.

(b) If indemnification is requested under Section 7(b) and

(i) it has been adjudicated finally by a court or arbitral body of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, the Independent Director failed to act in good faith and in a manner the Independent Director reasonably believed to be in or not opposed to the best interests of the Company, including without limitation, the breach of Section 4 hereof by the Independent Director, the Independent Director shall not be entitled to payment of Indemnifiable Amounts hereunder; or

(ii) it has been adjudicated finally by a court or arbitral body of competent jurisdiction that the Independent Director is liable to the Company with respect to any claim, issue or matter involved in the Proceeding out of which the claim for indemnification has arisen, including, without limitation, a claim that the Independent Director received an improper benefit or improperly took advantage of a corporate opportunity, the Independent Director shall not be entitled to payment of Indemnifiable Expenses hereunder with respect to such claim, issue or matter.

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9. WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that the Independent Director is, by reason of the Independent Director’s Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Independent Director shall be indemnified in connection therewith. If the Independent Director is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Independent Director against those Expenses reasonably incurred by the Independent Director or on the Independent Director’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

10. ADVANCES AND INTERIM EXPENSES. The Company may pay to the Independent Director all Indemnifiable Expenses incurred by the Independent Director in connection with any Proceeding, including a Proceeding by or in the right of the Company, in advance of the final disposition of such Proceeding, if the Independent Director furnishes the Company with a written undertaking, to the satisfaction of the Company, to repay the amount of such Indemnifiable Expenses advanced to the Independent Director in the event it is finally determined by a court or arbitral body of competent jurisdiction that the Independent Director is not entitled under this Agreement to indemnification with respect to such Indemnifiable Expenses.

11. PROCEDURE FOR PAYMENT OF INDEMNIFIABLE AMOUNTS. The Independent Director shall submit to the Company a written request specifying the Indemnifiable Amounts for which the Independent Director seeks payment under Section 7 hereof and the Proceeding of which the Independent Director has previously notified the Company and approved by the Company for indemnification hereunder. At the request of the Company, the Independent Director shall furnish such documentation and information as are reasonably available to the Independent Director and necessary to establish that the Independent Director is entitled to indemnification hereunder. The Company shall pay such Indemnfiable Amounts within thirty (30) days of receipt of all required documents.

12. REMEDIES OF INDEPENDENT DIRECTOR.

(a) RIGHT TO PETITION COURT. In the event that the Independent Director makes a request for payment of Indemnifiable Amounts under Sections 7, 9-11 above, and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, the Independent Director may petition the appropriate judicial authority to enforce the Company’s obligations under this Agreement.

(b) BURDEN OF PROOF. In any judicial proceeding brought under Section 12 (a) above, the Company shall have the burden of proving that the Independent Director is not entitled to payment of Indemnifiable Amounts hereunder.

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(c) EXPENSES. The Company agrees to reimburse the Independent Director in full for any Expenses incurred by the Independent Director in connection with investigating, preparing for, litigating, defending or settling any action brought by the Independent Director under Section 12 (a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith.

(d) VALIDITY OF AGREEMENT. The Company shall be precluded from asserting in any Proceeding, including, without limitation, an action under Section 12 (a) above, that the provisions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

(e) FAILURE TO ACT NOT A DEFENSE. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 12 (a) above.

13. PROCEEDINGS AGAINST COMPANY. Except as otherwise provided in this Agreement, the Independent Director shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by the Independent Director against the Company, any Entity which the Company controls, any director or officer thereof, or any third party, unless the Company has consented to the initiation of such Proceeding. This section shall not apply to counterclaims or affirmative defenses asserted by the Independent Director in an action brought against the Independent Director.

14. INSURANCE. The Company will use commercially reasonable efforts to obtain and maintain a policy or policies of director and officer liability insurance, in an amount not less than $5,000,000, of which the Independent Director will be named as an insured, providing the Independent Director with coverage for Indemnifiable Amounts and/or Indemnifiable Expenses in accordance with said insurance policy or policies (“D&O Insurance”). Notwithstanding the foregoing, while the D&O Insurance is valid and effective, the Company agrees that it shall indemnify the Independent Director for the Indemnifiable Amounts and Indemnifiable Expenses, to the extent that any Proceedings are coverable by D&O Insurance, but in excess of the policy amount, or otherwise not covered by the D&O Insurance, in accordance with Sections 7-13 of this Agreement.

15. SUBROGATION. In the event of any payment of Indemnifiable Amounts under this Agreement or the D&O Insurance, the Company or its insurance carrier(s), as the case may be, shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of the Independent Director against other persons, and the Independent Director shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

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16. AUTHORITY. Each party has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by each party hereto:

17. SUCCESSORS AND ASSIGNMENT. This Agreement shall (a) be binding upon and inure to the benefit of all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law), and (b) be binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of the Independent Director. The Independent Director has no power to assign this Agreement or any rights and obligations hereunder.

18. CHANGE IN LAW. To the extent that a change in applicable law (whether by statute or judicial decision) shall mandate broader or narrower indemnification than is provided hereunder, the Independent Director shall be subject to such broader or narrower indemnification and this Agreement shall be deemed to be amended to such extent.

19. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

20. MODIFICATIONS AND WAIVER. Except as provided in Section 18 hereof with respect to changes in applicable law which broaden or narrow the right of the Independent Director to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No delay in exercise or non-exercise by the Company of any right under this Agreement shall operate as a current or future waiver by it as to its same or different rights under this Agreement or otherwise.

21. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date en which it is so mailed:

If to Independent Director, to: Steven Markscheid, 419 Washington Avenue Wilmette, Illinois 60091

If to the Company, to: WenXiang Ding, President, China Energy Corporation, No. 57 Xinhua East Street, Hohhot, Inner Mongolia, People’s Republic of China, 010010, or to such other address as may have been furnished in the same manner by any party to the others.

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22. GOVERNING LAW. This Agreement shall be governed by and construed and enforced under the laws of the State of Delaware.

23. CONSENT TO JURISDICTION. The parties hereby consent to the jurisdiction of the courts having jurisdiction over matters arising in Delaware for any proceeding arising out of or relating to this Agreement. The parties agree that in any such proceeding, each party shall waive, if applicable, inconvenience of forum and right to a jury.

24. AGREEMENT GOVERNS. This Agreement is to be deemed consistent wherever possible with relevant provisions of the By-Laws and Articles of Incorporation of the Company; however, in the event of a conflict between this Agreement and such provisions, the provisions of this Agreement shall control.

25. INDEPENDENT CONTRACTOR. The parties understand, acknowledge and agree that the Independent Director’s relationship with the Company is that of an independent contractor and nothing in this Agreement is intended to or should be construed to create a relationship other than that of independent contractor. Nothing in this Agreement shall be construed as a contract of employment/engagement between the Independent Director and the Company or as a commitment on the part of the Company to retain the Independent Director in any capacity, for any period of time or under any specific terms or conditions, or to continue the Independent Director’s service to the Company beyond any period.

26. ARBITRATION. Any dispute, controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration, before one arbitrator in accordance with the rules of the American Arbitration Association then in effect and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator will be selected, by the parties, from a panel of attorney arbitrators. The parties agree that any arbitration shall be held in New York, New York. The language of the arbitration shall be in English. The arbitrator will have no authority to make any relief, finding or award that does not conform to the terms and conditions of this Agreement. Each party shall bear its own attorneys’ or expert fees and any and all other party specific costs. Either party, before or during any arbitration, may apply to a court having jurisdiction for a restraining order or injunction where such relief is necessary to protect its interests. Prior to initiation of arbitration, the aggrieved party will give the other party written notice, in accordance with this Agreement, describing the claim as to which it intends to initiate arbitration.

27. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Independent Director with respect to the subject matter hereof, and supersedes all prior understandings and agreements with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Independent Director Agreement as of the day and year first above written.

AGREED	AGREED

China Energy Corporation	Independent Director

/s/ WenXiang Ding	/s/ Steven Markscheid
Name: WenXiang Ding	Name: Steven Markscheid
Title: President and CEO

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SCHEDULE A

I. COMPENSATION:

A. Fees. For all services rendered by the Independent Director pursuant to this Agreement, both during and outside of normal working hours, including but not limited to, attending all required meetings of the Board or applicable committees thereof, executive sessions of the independent directors, reviewing filing reports and other corporate documents as requested by the Company, providing comments and opinions as to business matters as requested by the Company, the Company agrees to pay to the Independent Director a fee in cash of Ten Thousand Dollars ($10,000) during the Term (the “Base Fee”), so long as the Independent Director is serving on the Board of Directors. The Base Fee (or such prorated portion thereof) shall be paid in cash to the Independent Director in equal, quarterly installments no later than the 30th day following the end of the Company’s fiscal quarter during the Term (beginning the fiscal quarter ending August 31, 2011).

In addition to the Base Fee, the Company agrees to pay the Independent Director (i) a Eight Hundred Dollar ($800) fee for each board or committee meeting attended by telephone; (ii) a Two Thousand Five Hundred Dollar ($2,500) fee for each board or committee meeting attended in person. The fees in Section I(A)(i) and (ii), above, shall be paid no later than the 30th day following the end of the Company’s fiscal quarter in which those fees are accrued.

B. Stock Option. Upon execution of this Agreement the Independent Director shall be granted a 10-year option to purchase Twenty Thousand (20,000) shares of common stock of the Company, with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option. Such option shall vest in equal, quarterly installments on the last of the Company’s fiscal quarter during the Term (beginning with the fiscal quarter ending August 31, 2011). The Independent Director must be actively serving as a member of the Board of Directors of the Company as of any applicable vesting date to receive any stock grant as of such date. The Independent Director’s rights in respect to any grant shall be determined solely by the Board or, if applicable, the Compensation Committee thereof, and are subject to execution by Independent Director of any applicable agreements as established and requested by the Company.

C. Expenses. During the term of the Independent Director’s service as a director of the Company, the Company shall promptly reimburse the Independent Director for all expenses incurred by him in connection with attending (a) all meetings of the Board or applicable committees thereof, (b) executive sessions of the independent directors, and (c) stockholder meetings, as a director or a member of any committee of the Board, which are approved by the Company in advance. The Company will only reimburse the Independent Director for economy class airplane tickets. In addition, the Independent Director shall rely on the Company to arrange all hotel accommodations in connection with any such meetings the Independent Director must attend. The amount of such expenses eligible for reimbursement by the Company during a calendar year shall not affect such expenses eligible for reimbursement by the Company in any other calendar year, and the reimbursement of these expenses shall be made on or before the 30th day following the end of the Company’s fiscal quarter in which the expense was incurred.

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D. No Other Benefits Or Compensation. The Independent Director acknowledges and agrees that he is not granted and is not entitled to any other benefits or compensation from the Company for the services provided under this Agreement except expressly provided for in this Schedule A.

AGREED	AGREED

China Energy Corporation.	Independent Director

_/s/ WenXiang Ding	_/s/ Steven Markscheid
Name: WenXiang Ding	Name: Steven Markscheid
Title: President and CEO

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Exhibit 10.23

CHINA ENERGY CORPORATION

INDEPENDENT DIRECTOR AGREEMENT

This INDEPENDENT DIRECTOR AGREEMENT (the “Agreement”) is made and entered into as of this 5th day of September 2011, effective as of the 1st day of June 2011 (the “Effective Date”), by and between China Energy Corporation., a Nevada corporation whose shares are publicly traded (the “Company”), and Paul Li, a citizen of the United States, with the following address: Building 3, China Central Place. Jianguolu 89. Beijing, China (the “Independent Director”).

WHEREAS, the Company desires to re-engage the Independent Director, and the Independent Director desires to serve, as a non-employee director of the Company, subject to the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt of which is hereby acknowledged, the Company and the Independent Director, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

(a) “Corporate Status” describes the capacity of the Independent Director with respect to the Company and the services performed by the Independent Director in that capacity.

(b) “Entity” shall mean any corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

(c) “Proceeding” shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, including a proceeding initiated by the Independent Director pursuant to Section 12 of this Agreement to enforce the Independent Director’s rights hereunder.

(d) “Expenses” shall mean all reasonable fees, costs and expenses, approved by the Company in advance and reasonably incurred in connection with any Proceeding, including, without limitation, attorneys’ fees, disbursements and retainers, fees and disbursements of expert witnesses, private investigators, professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

(e) “Liabilities” shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

(f) “Parent” shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities ending with the Company, if each of the corporations or entities, other than the Company, owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

(g) “Subsidiary” shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company, if each of the corporations or entities, other than the last corporation or entity in the unbroken chain, owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

2. SERVICES OF INDEPENDENT DIRECTOR. While this Agreement is in effect, the Independent Director shall perform duties as an independent director and/or a member of the committees of the Board, be compensated for such and be reimbursed expenses in accordance with the Schedule A attached to this Agreement, subject to the following.

(a) The Independent Director will perform services as is consistent with Independent Director’s position with the Company, as required and authorized by the By-Laws and Articles of Incorporation of the Company, and in accordance with high professional and ethical standards and all applicable laws and rules and regulations pertaining to the Independent Director’s performance hereunder, including without limitation, laws, rules and regulations relating to a public company.

(b) The Independent Director is solely responsible for taxes arising out of any compensation paid by the Company to the Independent Director under this Agreement, and the Independent Director understands that he/she will be issued a U.S. Treasury form 1099 for any compensation paid to him/her by the Company. The Independent Director acknowledges and agrees that because he is not an employee of the Company the Company will not withhold any amounts for taxes from any of his payments under the Agreement.

(c) The Company may offset any and all monies payable to the Independent Director to the extent of any monies owing to the Company from the Independent Director.

(d) The rules and regulations of the Company notified to the Independent Director, from time to time, apply to the Independent Director. Such rules and regulations are subject to change by the Board in its sole discretion. Notwithstanding the foregoing, in the event of any conflict or inconsistency between the terms and conditions of this Agreement and rules and regulations of the Company, the terms of this Agreement control.

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3. REQUIREMENTS OF INDEPENDENT DIRECTOR. During the term of the Independent Director’s services to the Company hereunder, Independent Director shall observe all applicable laws and regulations relating to independent directors of a public company as promulgated from to time, and shall not: (1) be an employee of the Company or any Parent or Subsidiary; (2) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company other than as a director and/or a member of a committee of the Board; (3) be an affiliated person of the Company or any Parent or Subsidiary, as the term “affiliate” is defined in 17 CFR 240.10A-3(e)(1), other than in his capacity as a director and/or a member of a committee of the Board; (4) possess an interest in any transaction with the Company or any Parent or Subsidiary, for which disclosure would be required pursuant to 17 CFR 229.404(a), other than in his capacity as a director and/or a member of a committee of the Board committees; (5) be engaged in a business relationship with the Company or any Parent or Subsidiary, for which disclosure would be required pursuant to 17 CFR 229.404(b), except that the required beneficial interest therein shall be modified to be 5% hereby.

4. REPORT OBLIGATION. While this Agreement is in effect, the Independent Director shall immediately report to the Company in the event: (1) the Independent Director knows or has reason to know or should have known that any of the requirements specified in Section 3 hereof is not satisfied or is not going to be satisfied; and (2) the Independent Director simultaneously serves on an audit committee of any other public company.

5. TERM AND TERMINATION. The term of this Agreement and the Independent Director’s services hereunder shall be from the Effective Date to the one-year anniversary of the Effective Date, unless terminated as provided for in this Section 5 (the “Term”). This Agreement and the Independent Director’s services hereunder shall terminate upon the earlier of the following:

(a) Removal of the Independent Director as a director of the Company, upon proper Board or stockholder action in accordance with the By-Laws and Articles of Incorporation of the Company and applicable law;

(b) Resignation of the Independent Director as a director of the Company upon written notice to the Board of Directors of the Company; or

(c) Termination of this Agreement by the Company, in the event any of the requirements specified in Section 3 hereof is not satisfied, as determined by the Company in its sole discretion.

6. LIMITATION OF LIABILITY. In no event shall the Independent Director be individually liable to the Company or its shareholders for any damages for breach of fiduciary duty as an independent director of the Company, unless the Independent Director’s act or failure to act involves intentional misconduct, fraud or a knowing violation of law.

7. AGREEMENT OF INDEMNITY. The Company agrees to indemnify the Independent Director as follows:

(a) Subject to the exceptions contained in Section 8(a) below, if the Independent Director was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the Independent Director’s Corporate Status, the Independent Director shall be indemnified by the Company against all Expenses and Liabilities incurred or paid by the Independent Director in connection with such Proceeding (referred to herein as “Indemnifiable Expenses” and “Indemnifiable Liabilities,” respectively, and collectively as “Indemnifiable Amounts”).

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(b) Subject to the exceptions contained in Section 8(b) below, if the Independent Director was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company, to procure a judgment in its favor by reason of the Independent Director’s Corporate Status, the Independent Director shall be indemnified by the Company against all Indemnifiable Amounts.

(c) For purposes of this Agreement, the Independent Director shall be deemed to have acted in good faith in conducting the Company’s affairs as an independent director of the Company and/or a member of a committee of the Board of the Company, if the Independent Director: (i) exercised or used the same degree of diligence, care, and skill as an ordinarily prudent man would have exercised or used under the circumstances in the conduct of his own affairs; or (ii) took, or omitted to take, an action in reliance upon advise of counsels or other professional advisors for the Company, or upon statements made or information furnished by other directors, officers or employees of the Company, or upon a financial statement of the Company provided by a person in charge of its accounts or certified by a public accountant or a firm of public accountants, which the Independent Director had reasonable grounds to believe to be true.

8. EXCEPTIONS TO INDEMNIFICATION. Director shall be entitled to indemnification under Sections 7(a) and 7(b) above in all circumstances other than the following:

(a) If indemnification is requested under Section 7(a) and it has been adjudicated finally by a court or arbitral body of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, (i) the Independent Director failed to act in good faith and in a manner the Independent Director reasonably believed to be in or not opposed to the best interests of the Company, (ii) the Independent Director had reasonable cause to believe that the Independent Director’s conduct was unlawful, or (iii) the Independent Director’s conduct constituted willful misconduct, fraud or knowing violation of law, then the Independent Director shall not be entitled to payment of Indemnifiable Amounts hereunder.

(b) If indemnification is requested under Section 7(b) and

(i) it has been adjudicated finally by a court or arbitral body of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, the Independent Director failed to act in good faith and in a manner the Independent Director reasonably believed to be in or not opposed to the best interests of the Company, including without limitation, the breach of Section 4 hereof by the Independent Director, the Independent Director shall not be entitled to payment of Indemnifiable Amounts hereunder; or

(ii) it has been adjudicated finally by a court or arbitral body of competent jurisdiction that the Independent Director is liable to the Company with respect to any claim, issue or matter involved in the Proceeding out of which the claim for indemnification has arisen, including, without limitation, a claim that the Independent Director received an improper benefit or improperly took advantage of a corporate opportunity, the Independent Director shall not be entitled to payment of Indemnifiable Expenses hereunder with respect to such claim, issue or matter.

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9. WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that the Independent Director is, by reason of the Independent Director’s Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Independent Director shall be indemnified in connection therewith. If the Independent Director is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Independent Director against those Expenses reasonably incurred by the Independent Director or on the Independent Director’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

10. ADVANCES AND INTERIM EXPENSES. The Company may pay to the Independent Director all Indemnifiable Expenses incurred by the Independent Director in connection with any Proceeding, including a Proceeding by or in the right of the Company, in advance of the final disposition of such Proceeding, if the Independent Director furnishes the Company with a written undertaking, to the satisfaction of the Company, to repay the amount of such Indemnifiable Expenses advanced to the Independent Director in the event it is finally determined by a court or arbitral body of competent jurisdiction that the Independent Director is not entitled under this Agreement to indemnification with respect to such Indemnifiable Expenses.

11. PROCEDURE FOR PAYMENT OF INDEMNIFIABLE AMOUNTS. The Independent Director shall submit to the Company a written request specifying the Indemnifiable Amounts for which the Independent Director seeks payment under Section 7 hereof and the Proceeding of which the Independent Director has previously notified the Company and approved by the Company for indemnification hereunder. At the request of the Company, the Independent Director shall furnish such documentation and information as are reasonably available to the Independent Director and necessary to establish that the Independent Director is entitled to indemnification hereunder. The Company shall pay such Indemnfiable Amounts within thirty (30) days of receipt of all required documents.

12. REMEDIES OF INDEPENDENT DIRECTOR.

(a) RIGHT TO PETITION COURT. In the event that the Independent Director makes a request for payment of Indemnifiable Amounts under Sections 7, 9-11 above, and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, the Independent Director may petition the appropriate judicial authority to enforce the Company’s obligations under this Agreement.

(b) BURDEN OF PROOF. In any judicial proceeding brought under Section 12 (a) above, the Company shall have the burden of proving that the Independent Director is not entitled to payment of Indemnifiable Amounts hereunder.

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(c) EXPENSES. The Company agrees to reimburse the Independent Director in full for any Expenses incurred by the Independent Director in connection with investigating, preparing for, litigating, defending or settling any action brought by the Independent Director under Section 12 (a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith.

(d) VALIDITY OF AGREEMENT. The Company shall be precluded from asserting in any Proceeding, including, without limitation, an action under Section 12 (a) above, that the provisions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

(e) FAILURE TO ACT NOT A DEFENSE. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 12 (a) above.

13. PROCEEDINGS AGAINST COMPANY. Except as otherwise provided in this Agreement, the Independent Director shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by the Independent Director against the Company, any Entity which the Company controls, any director or officer thereof, or any third party, unless the Company has consented to the initiation of such Proceeding. This section shall not apply to counterclaims or affirmative defenses asserted by the Independent Director in an action brought against the Independent Director.

14. INSURANCE. The Company will use commercially reasonable efforts to obtain and maintain a policy or policies of director and officer liability insurance, in an amount not less than $5,000,000, of which the Independent Director will be named as an insured, providing the Independent Director with coverage for Indemnifiable Amounts and/or Indemnifiable Expenses in accordance with said insurance policy or policies (“D&O Insurance”). Notwithstanding the foregoing, while the D&O Insurance is valid and effective, the Company agrees that it shall indemnify the Independent Director for the Indemnifiable Amounts and Indemnifiable Expenses, to the extent that any Proceedings are coverable by D&O Insurance, but in excess of the policy amount, or otherwise not covered by the D&O Insurance, in accordance with Sections 7-13 of this Agreement.

15. SUBROGATION. In the event of any payment of Indemnifiable Amounts under this Agreement or the D&O Insurance, the Company or its insurance carrier(s), as the case may be, shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of the Independent Director against other persons, and the Independent Director shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

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16. AUTHORITY. Each party has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by each party hereto:

17. SUCCESSORS AND ASSIGNMENT. This Agreement shall (a) be binding upon and inure to the benefit of all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law), and (b) be binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of the Independent Director. The Independent Director has no power to assign this Agreement or any rights and obligations hereunder.

18. CHANGE IN LAW. To the extent that a change in applicable law (whether by statute or judicial decision) shall mandate broader or narrower indemnification than is provided hereunder, the Independent Director shall be subject to such broader or narrower indemnification and this Agreement shall be deemed to be amended to such extent.

19. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

20. MODIFICATIONS AND WAIVER. Except as provided in Section 18 hereof with respect to changes in applicable law which broaden or narrow the right of the Independent Director to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No delay in exercise or non-exercise by the Company of any right under this Agreement shall operate as a current or future waiver by it as to its same or different rights under this Agreement or otherwise.

21. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date en which it is so mailed:

If to Independent Director, to: Paul Li, Building 3, China Central Place. Jianguolu 89. Beijing, China.

If to the Company, to: WenXiang Ding, President, China Energy Corporation, No. 57 Xinhua East Street, Hohhot, Inner Mongolia, People’s Republic of China, 010010, or to such other address as may have been furnished in the same manner by any party to the others.

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22. GOVERNING LAW. This Agreement shall be governed by and construed and enforced under the laws of the State of Delaware.

23. CONSENT TO JURISDICTION. The parties hereby consent to the jurisdiction of the courts having jurisdiction over matters arising in Delaware for any proceeding arising out of or relating to this Agreement. The parties agree that in any such proceeding, each party shall waive, if applicable, inconvenience of forum and right to a jury.

24. AGREEMENT GOVERNS. This Agreement is to be deemed consistent wherever possible with relevant provisions of the By-Laws and Articles of Incorporation of the Company; however, in the event of a conflict between this Agreement and such provisions, the provisions of this Agreement shall control.

25. INDEPENDENT CONTRACTOR. The parties understand, acknowledge and agree that the Independent Director’s relationship with the Company is that of an independent contractor and nothing in this Agreement is intended to or should be construed to create a relationship other than that of independent contractor. Nothing in this Agreement shall be construed as a contract of employment/engagement between the Independent Director and the Company or as a commitment on the part of the Company to retain the Independent Director in any capacity, for any period of time or under any specific terms or conditions, or to continue the Independent Director’s service to the Company beyond any period.

26. ARBITRATION. Any dispute, controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration, before one arbitrator in accordance with the rules of the American Arbitration Association then in effect and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator will be selected, by the parties, from a panel of attorney arbitrators. The parties agree that any arbitration shall be held in New York, New York. The language of the arbitration shall be in English. The arbitrator will have no authority to make any relief, finding or award that does not conform to the terms and conditions of this Agreement. Each party shall bear its own attorneys’ or expert fees and any and all other party specific costs. Either party, before or during any arbitration, may apply to a court having jurisdiction for a restraining order or injunction where such relief is necessary to protect its interests. Prior to initiation of arbitration, the aggrieved party will give the other party written notice, in accordance with this Agreement, describing the claim as to which it intends to initiate arbitration.

27. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Independent Director with respect to the subject matter hereof, and supersedes all prior understandings and agreements with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Independent Director Agreement as of the day and year first above written.

AGREED	AGREED

China Energy Corporation	Independent Director

/s/ WenXiang Ding	/s/ Paul Li
Name: WenXiang Ding	Name: Paul Li
Title: President and CEO

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SCHEDULE A

I. COMPENSATION:

A. Fees. For all services rendered by the Independent Director pursuant to this Agreement, both during and outside of normal working hours, including but not limited to, attending all required meetings of the Board or applicable committees thereof, executive sessions of the independent directors, reviewing filing reports and other corporate documents as requested by the Company, providing comments and opinions as to business matters as requested by the Company, the Company agrees to pay to the Independent Director a fee in cash of Twenty-Two Thousand Dollars ($22,000) during the Term (the “Base Fee”), so long as the Independent Director is serving on the Board of Directors. The Base Fee (or such prorated portion thereof) shall be paid in cash to the Independent Director in equal, quarterly installments no later than the 30th day following the end of the Company’s fiscal quarter during the Term (beginning the fiscal quarter ending August 31, 2011).

In addition to the Base Fee, the Company agrees to pay the Independent Director (i) a Eight Hundred Dollar ($800) fee for each board or committee meeting attended by telephone; (ii) a Two Thousand Five Hundred Dollar ($2,500) fee for each board or committee meeting attended in person. The fees in Section I(A)(i) and (ii), above, shall be paid no later than the 30th day following the end of the Company’s fiscal quarter in which those fees are accrued.

B. Stock Option. On the Effective Date the Independent Director shall be granted a 10-year option to purchase Twenty Thousand (20,000) shares of common stock of the Company, with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option. Such option shall vest in equal, quarterly installments on the last of the Company’s fiscal quarter during the Term (beginning with the fiscal quarter ending August 31, 2011). The Independent Director must be actively serving as a member of the Board of Directors of the Company as of any applicable vesting date to receive any stock grant as of such date. The Independent Director’s rights in respect to any grant shall be determined solely by the Board or, if applicable, the Compensation Committee thereof, and are subject to execution by Independent Director of any applicable agreements as established and requested by the Company.

C. Expenses. During the term of the Independent Director’s service as a director of the Company, the Company shall promptly reimburse the Independent Director for all expenses incurred by him in connection with attending (a) all meetings of the Board or applicable committees thereof, (b) executive sessions of the independent directors, and (c) stockholder meetings, as a director or a member of any committee of the Board, which are approved by the Company in advance. The Company will only reimburse the Independent Director for economy class airplane tickets. In addition, the Independent Director shall rely on the Company to arrange all hotel accommodations in connection with any such meetings the Independent Director must attend. The amount of such expenses eligible for reimbursement by the Company during a calendar year shall not affect such expenses eligible for reimbursement by the Company in any other calendar year, and the reimbursement of these expenses shall be made on or before the 30th day following the end of the Company’s fiscal quarter in which the expense was incurred.

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D. No Other Benefits Or Compensation. The Independent Director acknowledges and agrees that he is not granted and is not entitled to any other benefits or compensation from the Company for the services provided under this Agreement except expressly provided for in this Schedule A.

AGREED	AGREED

China Energy Corporation.	Independent Director

/s/ WenXiang Ding	/s/ Paul Li
Name: WenXiang Ding	Name: Paul Li
Title: President and CEO

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, WenXiang Ding, certify that:

1.	I have reviewed this annual report on Form 10-K of China Energy Corporation:

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:

(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

March 14, 2012

By:	/s/ WenXiang Ding
WenXiang Ding, Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Fu Xu, certify that:

1.	I have reviewed this annual report on Form 10-K of China Energy Corporation:

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15a-15(f)) for the registrant and have:

(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:

(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

March 14, 2012

By:	/s/ Fu Xu
Fu Xu
Acting Chief Financial Officer (Principal Financial and Accounting Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Energy Corporation (the “Company”) on Form 10-K for the period ending November 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, WenXiang Ding, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 14, 2012	/s/ WenXiang Ding
WenXiang Ding Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to China Energy Corporation  and will be retained by China Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Energy (the “Company”) on Form 10-K for the period ending November 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fu Xu, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 14, 2012	/s/ Fu Xu
Fu Xu Acting Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to China Energy Corporation and will be retained by China Energy Corporation furnished to the Securities and Exchange Commission or its staff upon request.

Appendix K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal quarter ended August 31, 2012.

☐	Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from ___________ to ____________.

Commission file number: 000-52409

CHINA ENERGY CORPORATION

(Exact name of Registrant in its charter)

Nevada	98-0522950
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
No. 57 Xinhua East Street Hohhot, Inner Mongolia, People’s Republic of China	010010
(Address of principal executive offices)	(Zip Code)
+86-0471-466-8870
(Registrant’s telephone number including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports); and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☐ Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The issuer had 45,060,000 shares of Common Stock, $ 0.001 par value, outstanding as of October 19, 2012.

xi

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things:

·	general economic and business conditions, both nationally and in our markets;

·	our expectations and estimates concerning future financial performance, financing plans and the impact of competition;

·	our ability to implement our growth strategy, anticipated trends in our business;

·	advances in technologies; and

·	other risk factors set forth herein.

In addition, in this report, we use words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions to identify forward-looking statements.

China Energy Corporation and its subsidiaries (the “Company”) undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

1

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	August 31,	November 30,
	2012	2011
	(Unaudited)	(Audited)
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	$33,027,738	$31,007,269
Accounts receivable, net of allowance for doubtful accounts of $11,301 and $11,251, respectively	10,562,097	17,364,962
Other receivables	13,451,480	24,562,536
Inventories, net of reserve for write down to market of $667,200 and $0, respectively	13,186,414	10,096,645
Prepaid expenses	337,298	323,072
Advance to suppliers	38,920,307	27,566,516
Total current assets	109,485,334	110,921,000

Fixed assets, net	64,081,867	62,937,747

Other assets:
Investment property, net of accumulated depreciation of $606,733 and $475,649, respectively	5,545,804	5,730,169
Mining right, net of amortization of $1,938,172 and $1,635,072, respectively	2,809,386	3,091,565
Restricted cash	578,691	573,542
Other long term assets	5,972,870	3,889,144
Total other assets	14,906,751	13,284,420

TOTAL ASSETS	$188,473,952	$187,143,167

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short term bank loans	$22,052,801	$29,138,242
Accounts payable	16,978,287	21,716,148
Advance from customers	12,701,657	10,321,920
Accrued liabilities	815,192	629,016
Other payables	7,884,034	13,111,017
Stockholder loans	9,743,644	9,452,712
Current portion of finance obligations	3,122,029	1,695,944
Current portion of deferred income	1,466,449	1,333,695
Total current liabilities	74,764,093	87,398,694

Non-current liabilities:
Finance obligations, net of current portion	11,494,390	6,906,957
Deferred income, net of current portion	8,894,088	8,804,664
Total non-current liabilities	20,388,478	15,711,621

Total liabilities	95,152,571	103,110,315

Stockholders’ equity:
Preferred stock: no par value; 5,000,000 shares authorized; none issued and outstanding	-	-
Common stock: $0.001 par value; 195,000,000 shares authorized; 45,060,000 shares issued and outstanding at August 31, 2012 and November 30, 2011, respectively	45,060	45,060
Additional paid-in capital	10,625,225	10,620,368
Retained earnings	65,296,034	56,818,378
Statutory reserves	9,488,317	9,032,855
Accumulated other comprehensive income	7,866,745	7,516,191
Total stockholders’ equity	93,321,381	84,032,852

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$188,473,952	$187,143,167

The accompanying notes are an integral part of these consolidated financial statements.

2

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF operations And Other comprehensive income (LOSS) (UNAUDITED)

	For the three months ended August 31,		For the nine months ended August 31,
	2012	2011	2012	2011
	US$	US$	US$	US$

Revenues	$22,415,720	$46,989,141	$146,703,801	$101,533,393
Cost of revenues	(22,250,281)	(31,300,833)	(118,427,782)	(67,227,722)
Gross profit	165,439	15,688,308	28,276,019	34,305,671

Operating expenses:
Selling and marketing	(1,188,314)	(2,631,709)	(6,708,019)	(5,227,511)
General and administrative	(2,363,346)	(1,150,090)	(6,013,778)	(4,633,401)
Total operating expenses	(3,551,660)	(3,781,799)	(12,721,797)	(9,860,912)

(Loss) income from operations	(3,386,221)	11,906,509	15,554,222	24,444,759

Other income and (expenses):
Interest expenses, net	(889,720)	(757,114)	(2,591,401)	(1,706,818)
Government subsidies	-	-	754,721	-
Non-operating income	519,463	602,720	1,126,216	1,365,769
Non-operating expenses	(32,587)	(93,930)	(182,930)	(216,558)
(Loss) income before income taxes	(3,789,065)	11,658,185	14,660,828	23,887,152

(Provision for) income taxes	(407,049)	(3,496,324)	(5,727,710)	(7,573,778)

Net (loss) income	(4,196,114)	8,161,861	8,933,118	16,313,374

Other comprehensive income:
Foreign currency translation adjustment	346,787	1,138,398	350,554	2,778,992
Total comprehensive (loss) income	$(3,849,327)	$9,300,259	$9,283,672	$19,092,366

Net (loss) income per common share basic and diluted	$(0.09)	$0.21	$0.20	$0.42

Weighted average common shares outstanding basic and diluted	45,060,000	45,060,000	45,060,000	45,060,000

The accompanying notes are an integral part of these consolidated financial statements.

3

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Nine months Ended AUGUST 31, 2012

(UNAUDITED)

	Common Stock		Additional	Retained	Statutory	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Paid-in Capital	Earnings	Reserves	Income	Equity
Balance as of November 30, 2011	45,060,000	$45,060	$10,620,368	$56,818,378	$9,032,855	$7,516,191	$84,032,852
Net income	-	-	-	8,933,118	-	-	8,933,118
Other comprehensive income	-	-	-	-	-	350,554	350,554
Stock-based compensation	-	-	4,857	-	-	-	4,857
Appropriation of statutory reserves	-	-	-	(455,462)	455,462	-	-
Balance as of August 31, 2012	45,060,000	$45,060	$10,625,225	$65,296,034	$9,488,317	$7,866,745	$93,321,381

The accompanying notes are an integral part of these consolidated financial statements.

4

CHINA ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the nine months ended August 31,
	2012	2011
	US$	US$
Cash flows from operating activities:
Net income	$8,933,118	$16,313,374
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Decrease in allowance for doubtful accounts	-	(44,926)
Depreciation and amortization	6,265,683	4,475,517
Stock-based compensation	4,857	1,533,906
Interest accrued on shareholder loans	297,058	90,188
Loss on disposal of property, plant and equipment	12,874	-
Inventory markdown	667,200	-
Changes in operating assets and liabilities:
(Increase) in restricted cash	(5,149)	(26,642)
Decrease (increase) in accounts receivable	6,802,815	(5,308,874)
Decrease in other receivables	11,111,056	1,478,748
(Increase) in prepaid expenses	(14,226)	(418,317)
(Increase) in advances to suppliers	(10,487,598)	(28,231,613)
(Increase) in inventories	(3,756,969)	(15,911,961)
Increase in deferred income	222,178	46,030
(Decrease) increase in accounts payable	(6,545,672)	2,255,462
Increase in advances from customers	2,379,736	13,327,031
(Decrease) increase in accrued liabilities and other payables	(5,040,807)	383,860
Net cash provided by (used in) operating activities	10,846,154	(10,038,217)

Cash flows from investing activities:
Purchase of property, plant and equipment	(5,078,803)	(5,357,230)
Increase in construction in progress	(109,429)	(91,783)
Payments made on other long term assets	(724,485)	(1,541,863)
Payments received on notes receivable	-	14,679,099
Net cash (used in) provided by investing activities	(5,912,717)	7,688,223

Cash flows from financing activities:
Proceeds from short term bank loans	22,105,729	26,043,262
Repayment of short term bank loans	(29,337,460)	(9,804,522)
Proceeds from lease finance obligation	5,684,330	7,306,098
Repayments of lease finance obligation	(1,589,327)	(399,894)
Repayment of shareholders loans	(47,369)	-
Net cash (used in) provided by financing activities	(3,184,097)	23,144,944

Effect of exchange rate changes on cash	271,129	1,047,955
Net change in cash and cash equivalents	2,020,469	21,842,905

Cash and cash equivalents, beginning of period	31,007,269	4,580,540

Cash and cash equivalents, end of period	$33,027,738	$26,423,445

Supplemental disclosure of cash flow information
Cash paid for interest	$1,621,495	$1,327,263
Cash paid for income taxes	$7,695,137	$7,542,919

Supplemental disclosure of non-cash financing and investing activities:
Value of shares issued/transferred for consulting services	$-	$1,507,800
Service fee and refundable deposit borrowed under financing leases	$1,887,340	$1,891,526

The accompanying notes are an integral part of these consolidated financial statements.

5

CHINA ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE AND NINE MONTH PERIODS ENDED AUGUST 31, 2012 AND 2011

(UNAUDITED)

1.	Organization and Business

Organization of the Company

China Energy Corporation (the “Company”) is a Nevada corporation, formed on October 11, 2002 under the name Omega Project Consultations, Inc. The name was changed to China Energy Corporation on November 3, 2004. On November 30, 2004, the Company entered into a share exchange agreement with Inner Mongolia Tehong Coal Group Co., Ltd. (“Coal Group”), and Inner Mongolia Zhunger Heat Power Co. Ltd. (“Heat Power”) and their respective shareholders. The transaction was accounted for as a reverse merger, a procedure that treats the transaction as though Coal Group had acquired the Company. Under the accounting for a reverse merger, the assets and liabilities of the Company, which were nil at the time, were recorded on the books of Coal Group, the continuing company, and the stockholders’ equity accounts of Coal Group were reorganized to reflect the shares issued in this transaction.

The share exchange agreement, which resulted in the Company’s acquisition of the Coal Group and Heat Power, was governed by and valid under Nevada law and was not perfected under the then People’s Republic of China (“PRC”) law. It was not until certain changes in PRC law, which became definitive in 2006, made clear that a series of procedures of governmental approvals and certain additional corporate actions would be condition precedents to that perfection. The Company does not believe the lack of perfection impairs its ability to exercise control over the Coal Group and Heat Power as it continues to exercise control over them, consistent with the intent of the original shareholders.

On July 13, 2009, the Company entered into a framework agreement which detailed the actions contemplated for the restructuring of the Company, Coal Group and Heat Power under a "variable interest entity" (“VIE”) structure to meet the current requirements of applicable PRC law.

On November 30, 2010, the Company entered into a series of contractual arrangements pursuant to which the control and the economic benefits and costs of ownership of its two operating companies Coal Group and Heat Power (collectively, the “Operating Companies”) in the PRC would flow directly to Beijing Tehong Energy Technology Consulting Co., Ltd. (the “WFOE”), wholly owned through subsidiaries of the Company.

The Company first entered into a Termination And Restructuring Agreement with the Operating Companies, the WFOE, Pacific Projects Inc. (“PPI”) and the respective stockholders of the Operating Companies (collectively, the “PRC Shareholders”) dated November 30, 2010 pursuant to which the parties agreed (i) to terminate the Trust Agreement dated as of December 31, 2007 under which the PRC Shareholders agreed to hold their equity interests in the Operating Companies in trust for PPI, (ii) to the merger of PPI into the Company and (iii) to enter into Management and Control Agreements.

On November 30, 2010, the WFOE entered into (i) an Exclusive Business Cooperation Agreement with Coal Group, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Coal Group and the stockholders of Coal Group and (iii) a Power of Attorney, with each of the stockholders of the Coal Group.  The WFOE also entered into (i) an Exclusive Business Cooperation Agreement with Heat Power, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Heat Power and the stockholders of Heat Power and (iii) a Power of Attorney with each of the stockholders of Heat Power.  The foregoing agreements are herein collectively referred to as the “Management and Control Agreements.”

The Management and Control Agreements described below allow the WFOE to exercise control over, and derive all economic benefits from Coal Group and Heat Power.  Previously, the operating businesses were controlled pursuant to a trust arrangement which has been terminated as part of the restructuring described below.

Exclusive Business Cooperation Agreements: Pursuant to the Exclusive Business Cooperation Agreements, the WFOE provides technical and consulting services related to the business operations of each of Coal Group and Heat Power. In consideration for such services, each of Coal Group and Heat Power has agreed to pay an annual service fee to the WFOE in an amount equal 100% of Coal Group and Heat Power’s annual net income, respectively.  Each Exclusive Business Cooperation Agreement has a term of 10 years, which automatically renews unless terminated by the WFOE.  The WFOE may terminate the agreements at any time upon 30 days’ prior written notice to Coal Group or Heat Power, as the case may be.

6

Exclusive Option Agreements: Pursuant to the Exclusive Option Agreements, the WFOE has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by PRC law and foreign investment policies, part or all of the equity interests in each of the Coal Group and Heat Power held by the stockholders of Coal Group and the stockholders of Heat Power, respectively.  To the extent permitted by the PRC laws, the purchase price for the entire equity interest is RMB1.00 or the minimum amount required by PRC law or government practice. Each of the exclusive option agreements has a term of 10 years, with renewal for an additional 10 years at the option of the WFOE.

Powers of Attorney: Each of the stockholders of the Coal Group and Heat Power, respectively, executed a Power of Attorney that provides the WFOE with the power to act as such stockholder’s exclusive agent with respect to all matters related to such stockholder’s ownership interest in each of Coal Group or Heat Power, respectively, including the right to attend stockholders’ meetings and the right to vote, dispose or pledge such shares.

Equity Interest Pledge Agreements: Pursuant to such agreements, each of the stockholders of Coal and the Heat Power pledged their shares in Heat Power and Coal Group, respectively, to the WFOE, to secure the obligations of each of Coal Group and Heat Power under the Exclusive Business Cooperation Agreements.  In addition, the stockholders of Coal Group and the Heat Power agreed not to transfer, sell, pledge, dispose of or create any encumbrance on any equity interests in Coal Group or Heat Power that would affect the WFOE’s interests. The Equity Interest Pledge Agreement expires when Coal Group and Heat Power, respectively, fully perform their obligations under the Exclusive Business Cooperation Agreements.

Termination of Trust Arrangements: Prior to entering into the Management and Control Agreements, the Company controlled Coal Group and Heat Power through a series of trust agreements which were terminated contemporaneously with the execution of the Management and Control Agreements.  In connection with the termination of such trust arrangements, ownership of 68% of the shares of the Company previously held by Georgia Pacific Investments Inc. and Axim Holdings Ltd. was transferred to Fortune Place Holdings Ltd. (“Fortune Place”).

Entrustment Agreement and Share Option Agreement: Ninghua Xu, owner of 100% equity interests of Fortune Place, entered into an entrustment agreement with WenXiang Ding, the Chief Executive Officer, pursuant to which Mr. Ding was entrusted to manage the Operating Companies and related entities as provided in the agreement as the agent of Mr. Xu.  The agreement also appoints Mr. Ding as the exclusive agent with respect to all matters concerning 100% of Mr. Xu’s equity interest in Fortune Place. In addition, Mr. Xu and Mr. Ding entered into a share option agreement pursuant to which Mr. Ding has the option to purchase all of the shares of Fortune Place from Mr. Xu upon the achievement of certain performance targets by the Operating Companies and related entities.

7

Revised Corporate Structure: As a result of the entry into the foregoing agreements, and the termination of the trust arrangements, the Company has a revised corporate structure which is set forth below:

Business

The Company’s business is made up of two segments: Coal Group and Heat Power.

Coal Group: Coal Group was organized in China on August 8, 2000 as Inner Mongolia Zhunger Tehong Coal Co., Ltd. The name was changed in December 2003 to Inner Mongolia Tehong Coal Group Co. Ltd. Coal Group has mining rights to a coal mine in the Inner Mongolia District from which it mines coal. It also buys, sells, and transports coal, serving the Inner Mongolia District.

Heat Power: During 2003, Heat Power was granted a license, to supply heating to the entire XueJiaWan area. To provide for this requirement, construction began in 2004 on a thermoelectric plant, which was completed in September 2006. Heat Power supplies heating directly to users and supplies electricity within the XueJiaWan area through a government controlled intermediary, Inner Mongolia Electric Power Group Co., Ltd. (“Electric Power Group”).

The Coal Group does not sell any coal to Heat Power.

8

2.	Summary of Significant Accounting Policies

Basis of Accounting and Presentation

The unaudited interim consolidated financial statements of the Company as of August 31, 2012 and for the three and nine months periods ended August 31, 2012 and 2011, have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission (the “SEC”) which apply to interim financial statements. In the opinion of management, such information contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the periods presented. The results of operations for the three and nine months ended August 31, 2012 are not necessarily indicative of the results to be expected for future quarters or for the year ending November 30, 2012.

Certain information and disclosures normally included in the notes to financial statements have been condensed or omitted as permitted by the rules and regulations of the SEC, although the Company believes the disclosure is adequate to make the information presented not misleading. The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended November 30, 2011.

All consolidated financial statements and notes to the consolidated financial statements have been presented in US dollars.

Basis of Consolidation

Pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, the Company is required to include in its consolidated financial statements, the financial statements of variable interest entities. ASC Topic 810 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns. Variable interest entities are those entities in which the Company, through contractual arrangements, bears the risk of, and enjoys the rewards normally associated with ownership of the entity, and therefore the Company is the primary beneficiary of the entity.

The consolidated financial statements include the accounts of the Company’s WFOE and Coal Group and Heat Power since they are deemed variable interest entities and the Company is the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and IFRSs” (“ASU 2011-04”) that provides clarification about the application of existing fair value measurements and disclosure requirements and expands certain other disclosure requirements. ASU 2011-04 amends U.S. GAAP to provide common fair value measurements and disclosure requirements with International Financial Reporting Standards. The amendments in this ASU are effective prospectively for interim and annual periods beginning after December 15, 2011, with no early adoption permitted. The adoption of this standard did not have a material impact on its consolidated financial statements.

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income (“OCI”) by eliminating the option to present components of OCI as part of the statement of changes in stockholders’ equity. The amendments in this standard require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently, in December 2011, the FASB issued Accounting Standards Update No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income” (“ASU 2011-12”), which indefinitely defers the requirement in ASU 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income (loss) in the statement(s) where the components of net income (loss) and the components of OCI are presented.

The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income (loss), or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU 2011-05 and ASU 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. The adoption of ASU 2011-05 and ASU 2011-12 did not have a material impact on the Company’s consolidated financial statements.

9

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2011-11”). The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company does not expect that the adoption of ASU No. 2011-11 will have a significant, if any, impact on its consolidated financial statements.

Foreign Currency Translation

Substantially all Company assets are located in China. The functional currency for the majority of the Company’s operations is the Renminbi (“RMB”). The Company uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes. The consolidated financial statements of the Company’s foreign subsidiaries have been translated into US dollars in accordance with FASB ASC 830, “Foreign Currency Matters.” All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date. Equity accounts have been translated at their historical exchange rates when the capital transactions occurred. Consolidated statements of operations and comprehensive income (loss) amounts have been translated using the average exchange rate for the periods presented. Adjustments resulting from the translation of the Company’s consolidated financial statements are recorded as other comprehensive income.

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the consolidated financial statements were as follows:

	August 31, 2012	November 30, 2011
Balance sheet items, except for common stock, preferred stock, additional paid-in capital, statutory reserves and retained earnings, as of period end	US$1=RMB 6.3484	US$1=RMB 6.3765

	For the three months ended August 31		For the nine months ended August 31
	2012	2011	2012	2011

Amounts included in the statements of income, statements of changes in stockholders’ equity and statements of cash flows	US$1=RMB 6.3646	US$1=RMB 6.4865	US$1=RMB 6.3332	US$1=RMB 6.5276

Foreign currency translation adjustments of $346,787and $1,138,398 for the three months ended August 31, 2012 and 2011, respectively, and $350,554 and $2,778,992 for the nine months then ended, respectively, have been reported as other comprehensive income in the consolidated statements of operations and other comprehensive income (loss).

Although government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that the RMB could be converted into US dollars at that rate or any other rate.

The value of RMB against the US dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of the RMB may materially affect the Company’s financial condition in terms of US dollar reporting.

10

Cash and Cash equivalents

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less as of the date of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of August 31, 2012 and November 30, 2011, the balance of the allowance for doubtful accounts was $11,301 and $11,251, respectively. For the periods presented, the Company did not write off any accounts receivable as bad debts.

Accounts receivable include amounts due from an entity affiliated with the Company through a family member of the Company’s Chairman of $0 and $1,712,113 as of August 31, 2012 and November 30, 2011, respectively.

Inventories

Inventories consist of coal and operating supplies. Inventories are valued at the lower of cost or market, using the weighted average cost method. Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of market. As of August 31, 2012 and November 30, 2011, the balance of reserve for write down to market was $667,200 and $0, respectively The Company did not make any inventory provisions for the three and nine months periods ended August 31, 2011.

Fixed Assets

Fixed assets are recorded at cost, less accumulated depreciation. Cost includes the price paid to acquire or construct the asset, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extend the useful life of an existing asset. Depreciation is computed using the straight line method over the estimated useful lives of property, plant and equipment, which are approximately five years for electrical and office equipment, ten years for transportation equipment and pipelines, and 20 to 45 years for buildings. Leasehold improvements are amortized over the lesser of their estimated useful lives or the term of the lease. Capitalized costs related to assets under construction are not depreciated until construction is complete and the asset is ready for its intended use. Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the period benefited. Maintenance and repairs are generally expensed as incurred. When property, plant and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

Costs of mine development, expansion of the capacity of or extending the life of the mine (“Mining Structures”) are capitalized and amortized using the units-of-production (“UOP”) method over the productive life of the mine based on proven and probable reserves. Mining Structures includes the main and auxiliary mine shafts, underground tunnels, ramps, and other integrant mining infrastructure.

Investment Property

Investment property represents rental real estate purchased or constructed by the Company for investment purposes. Depreciation is computed using the straight line method over the estimated useful life of 45 years. The related rental income and expenses are included in non-operating income in the accompanying consolidated statements of operations and other comprehensive income (loss).

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Mining Right

All land in China belongs to the government. To extract resources from the land, the Company was required to obtain a mining right. The Company’s Coal Group acquired its mining right from the Provincial Bureau of National Land and Resource in November of 2005. The price of the mining right, which represents the acquisition cost of the mine, was assessed in 2005 by the Bureau to be $3,656,731. The mine acquisition cost was payable in installments over a six year period from the date the mining right was granted. The mine acquisition cost is amortized using the UOP method over the productive life of the mine based on proven and probable reserves.

Restricted Cash

Long-term restricted cash represents the bank deposits placed as guarantee for the future payments of rehabilitation costs as required by the PRC government. The long-term deposits earn an interest rate of 0.50% per annum, which is determined by the PRC government.

Advance from Customers

Advance from customers primarily consists of payments received from customers by the Coal Group and Heat Power prior to the delivery of goods and services.

Deferred Income

Deferred income represents reimbursements received by Heat Power from various real estate development companies for the cost of constructing pipelines to connect to rural areas being developed. The income is recognized on a straight line basis over the estimated useful life of the pipelines of ten years.

Impairment of Long-lived Assets

The Company utilizes FASB ASC 360, “Property, Plant and Equipment” (“ASC 360”), which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets. In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. The Company may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss, if any, is recognized for the difference between the fair value of the asset and its carrying value. No impairment of long-lived assets was recognized for the three and nine months periods ended August 31, 2012 and 2011.

Recognition of Revenue

Revenues from sales of products are recognized when the products are delivered and the title is transferred, the risks and rewards of ownership have been transferred to the customer, the price is fixed and determinable and collection of the related receivable is reasonably assured.

Revenue associated with sales of coal is recognized when the title to the goods has been passed to customers, which is the date when the goods are delivered to designated locations and accepted by the customers and the previously discussed requirements are met.

Heat Power supplies heat to users directly and supplies electricity through a government controlled intermediary. Revenue from sales of heat and electricity represents the amount of tariffs billed for heat and electricity generated and transmitted to the users and government controlled intermediary, respectively.

Resource Compensation Fees

In accordance with the relevant regulations in the PRC, a company that is engaged in the coal production business is required to pay a fee to the Inner Mongolia National Land and Resources Administration Bureau as compensation for the depletion of coal resources. Coal Group was required to pay a resource compensation fee of $25,689 and $137,339 for the three months ended August 31, 2012 and 2011 respectively, and $357,687 and $334,729 for the nine months then ended, respectively, which is included in cost of revenues in the consolidated statements of operations and other comprehensive income (loss).

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Environmental Costs

The PRC has adopted extensive environmental laws and regulations that affect the operations of the coal mining industry. The potential environmental liabilities under proposed or future environmental legislation cannot be reasonably estimated at present, and could be material. Under existing legislation, however, Company management believes that there are no probable liabilities that will have a material adverse effect on the consolidated balance sheets of the Company.

Fair Value of Financial Instruments

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

The Company did not identify any assets or liabilities that are required to be presented at fair value on a recurring basis at August 31, 2012 and November 30, 2011.

Income Taxes

Coal Group and Heat Power generate their income in China where Value Added Tax, Income Tax, City Construction and Development Tax and Education Surcharge taxes are applicable. The Company, Coal Group and Heat Power do not conduct any operations in the U.S. and therefore, are not subject to U.S. taxes.

The Company accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Net Income (Loss) Per Share

The Company computes net income (loss) per common share in accordance with FASB ASC 260, “Earnings Per Share” (“ASC 260”) and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). Under the provisions of ASC 260 and SAB 98, basic net income (loss) per common share is computed by dividing the amount available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted income per common share is computed by dividing the amount available to common shareholders by the weighted average number of shares of common stock outstanding plus the effect of any dilutive shares or common stock equivalents outstanding during the period. Accordingly, the number of weighted average shares outstanding as well as the amount of net income (loss) per share are presented for basic and diluted per share calculations for all periods reflected in the accompanying consolidated financial statements.

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Statutory Reserves

Pursuant to corporate law of the PRC, the Company is required to maintain statutory reserves by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserves, representing restricted retained earnings, consist of the following funds:

Surplus Reserve Fund: The Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing stockholders in proportion to their stockholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issuance is not less than 25% of the registered capital.

Common Welfare Fund: The common welfare fund is a voluntary fund that the Company can elect to transfer 5% to 10% of its net income, as determined under PRC accounting rules and regulations, to this fund. This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation.

Non-Surplus Reserve Fund (Safety and Maintenance): According to ruling No. 119 (2004) issued on May 21, 2004, and amended ruling No. 168 (2005) on April 8, 2005 by the PRC Ministry of Finance regarding “Accrual and Utilization of Coal Production Safety Expense” and “Criterion on Coal Mine Maintenance and Improvement,” the Company is required to set aside to a safety fund of RMB 6 per ton of raw coal mined, and RMB 10.5 per ton for a maintenance fund. As defined under US GAAP, a liability for safety and maintenance expenses does not exist at the balance sheet date because there is no present obligation to transfer assets or to provide services as a result of any past transactions. Therefore, for financial reporting purposes, this statutory reserve has been recorded as an appropriation of retained earnings.

The statutory reserves consist of the following:

	August 31, 2012	November 30, 2011

Statutory surplus reserve and welfare fund	$2,447,598	$2,447,598
Safety and maintenance reserve fund	7,040,719	6,585,257
Total statutory reserves	$9,488,317	$9,032,855

Stock Based Compensation

The Company records stock based compensation in accordance with FASB ASC 718, “Compensation – Stock Based Compensation” (“ASC 718”), which requires the measurement and recognition of compensation expense based on the estimated fair values for all stock-based awards made to employees and directors, including stock options.

FASB ASC 718 requires companies to estimate the fair value of stock-based awards on the date of grant using an option-pricing model. The Company uses the Black-Scholes option-pricing model as its method of determining fair value. This model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These subjective variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, and actual and projected stock option exercise behaviors. The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the consolidated statements of operations and other comprehensive income (loss) over the requisite service period.

Asset Retirement Costs and Obligations

The Company has adopted FASB ASC 410, “Asset Retirement and Environmental Obligations” (“ASC 410”). ASC 410 generally requires that the Company’s legal obligations associated with the retirement of long-lived assets are recognized at fair value at the time the obligations are incurred. Obligations are incurred at the time development of a mine commences for underground mines or construction begins for support facilities, refuse areas and slurry ponds. The obligation’s fair value is determined using discounted cash flow techniques and is accreted over time to its expected settlement value. Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related long-lived asset. The related asset is amortized using the UOP method over the productive life of the mine based on proven and probable reserves. The Company did not incur and does not anticipate incurring any material dismantlement, restoration and abandonment costs given the nature of its producing activities and the current PRC regulations surrounding such activities.

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Vulnerability Due to Operations in the PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRCs political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

All of the Company’s businesses are transacted in RMB, which is not freely convertible into US dollars. The People’s Bank of China and other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not US dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use profits generated in RMB to pay any dividends to its shareholders outside of China will be limited.

All of the Company’s bank accounts are in banks located in PRC and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

The Company's mining operations are subject to extensive national and local governmental regulations in China, which regulations may be revised or expanded at any time. Generally, compliance with these regulations requires the Company to obtain permits issued by government regulatory agencies. Certain permits require periodic renewal or review of their conditions. The Company cannot predict whether it will be able to obtain or renew such permits or whether material changes in permit conditions will be imposed. The inability to obtain or renew permits or the imposition of additional conditions could have a material adverse effect on the Company's ability to develop and operate its mines.

Reclassifications

Certain accounts in the prior period’s financial statements have been reclassified for comparative purposes to conform to the presentation in the current period’s financial statements. These reclassifications had no effect on previously reported earnings.

3.	Segment Reporting

The Company is made up of two segments of business, Coal Group which derives its revenue from the mining and purchase and sale of coal, and Heat Power which derives its revenue by providing heating and electricity to residents and businesses of a local community. Each of these segments is conducted in a separate variable interest corporation and each functions independently of the other.

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Except for the loans made to Heat Power by Coal Group in the principal amount of RMB 85 million (equivalent to U.S. $13.4 million) as of August 31, 2012, during the periods reported herein, there were no other transactions between the two segments. There also were no differences between the measurements used to report operations of the segments and those used to report the consolidated operations of the Company. In addition, there were no differences between the measurements of the assets of the reported segments and the assets reported on the consolidated balance sheets.

	Three Months Ended August 31,
		2012			2011
	Heat	Coal	Total	Heat	Coal	Total
	Power	Group		Power	Group
	US$	US$	US$	US$	US$	US$
Sales to external customers	$442,139	$21,973,581	$22,415,720	$662,011	$46,324,632	$46,986,643
Sales - government subsidies	-	-	-	2,498	-	2,498
Interest expense, net	426,692	463,028	889,720	303,110	454,004	757,114
Depreciation and amortization	1,478,233	432,543	1,910,776	838,557	629,833	1,468,390
Segment (loss) profit	(3,691,209)	(376,613)	(4,067,822)	(985,487)	9,288,889	8,303,402

	Nine Months Ended August 31,
		2012			2011
	Heat	Coal	Total	Heat	Coal	Total
	Power	Group		Power	Group
	US$	US$	US$	US$	US$	US$
Sales to external customers	$12,261,393	$132,291,778	$144,553,171	$12,317,052	$88,822,809	$101,139,861
Sales - government subsidies	2,150,630	-	2,150,630	393,532	-	393,532
Other income - government subsidies	-	754,721	754,721	-	-	-
Interest expense, net	1,109,476	1,481,925	2,591,401	682,457	1,024,361	1,706,818
Depreciation and amortization	4,488,621	1,777,062	6,265,683	2,905,915	1,569,602	4,475,517
Segment (loss) profit	(3,348,475)	12,718,677	9,370,202	(345,213)	18,273,270	17,928,057

	August 31, 2012			November 30, 2011
	Heat	Coal		Heat	Coal
	Power	Group	Total	Power	Group	Total

Segment assets	$73,963,158	$114,510,794	$188,473,952	$71,566,508	$115,576,659	$187,143,167
Construction in progress	2,884,542	18,115	2,902,657	2,801,159	18,035	2,819,194
Investment property, net	3,597,719	1,948,085	5,545,804	3,754,281	1,975,888	5,730,169

Reconciliation of the total segment profits to net income included in the consolidated financial statements is as follows:

	Three Months ended August 31,		Nine Months ended August 31,
	2012	2011	2012	2011

Total segment (loss) profit	$(4,067,822)	$8,303,402	$9,370,202	$17,928,057
Unallocated corporate expenses	(128,292)	(141,541)	(437,084)	(1,614,683)
Net (loss) income	$(4,196,114)	$8,161,861	$8,933,118	$16,313,374

4.	Stockholder Loans

Substantial portions of the cost of construction of the thermoelectric plant and of the costs of expansion projects at Heat Power and the Coal Group were provided by stockholder loans. Balances are detailed below:

	August 31, 2012	November 30, 2011
Ordos City YiYuan Investment Co., Ltd.	$1,769,018	$1,702,421
Hangzhou Dayuan Group, Ltd.	5,890,982	5,736,898
Inner Mongolia Duoyida Mining Co. Ltd.	2,083,644	2,013,393
Total	$9,743,644	$9,452,712

The stockholder loans are due on demand with interest as follows:

	August 31, 2012		November 30, 2011
	Balance	Interest rate	Balance	Interest rate

Stockholder loans – interest bearing	$6,962,384	5.31% and 7.32%	$6,931,702	5.31%
Interest payable	2,781,260		2,521,010
Total	$9,743,644		$9,452,712

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5.	Lease Obligation

The Company leases an office under an operating lease expiring December 31, 2015. The minimum future annual rent payments under the lease as of August 31, 2012 are as follows:

Year Ending	Annual
November 30,	Amount

2012	$25,597
2013	102,388
2014	102,388
2015	102,388
2016	8,532
Total	$341,293

Rent expense charged to operations for the three months ended August 31, 2012 and 2011 was $25,531 and $31,773, respectively, and was $76,975 and $77,440 for the nine months then ended, respectively.

6.	Other Payables

Included in other payables are advances from the Company’s Chairman and entities affiliated to the Company through a family member of the Company’s Chairman totaling $4,838,045 and $4,704,775 as of August 31, 2012 and November 30, 2011, respectively. These advances are non-interest bearing and payable on demand. At August 31, 2012 and November 30, 2011, other payables amounted to $7,884,034 and $13,111,017, respectively.

7.	Advances to Suppliers

As is customary in China, the Company has made advances to its suppliers for coal purchases, utility payments and other purchases. At August 31, 2012 and November 30, 2011, advances amounted to $38,920,307 and $27,566,516, respectively. There is no interest due on these advances; the advances are offset against billings as they are made by the suppliers.

8.	Other Receivables

Other receivables consist of the following:

	August 31, 2012	November 30, 2011

Loans to suppliers and other associated firms	$8,360,885	$20,529,996
Employee expense advances	3,336,934	709,015
Government subsidies receivable	209,485	2,368,440
Heat network access fee receivable	1,513,460	955,085
Rental fee receivable	30,716	-
Total	$13,451,480	$24,562,536

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Included in loans to suppliers and other associated firms are advances to entities affiliated to the Company through a family member of the Company’s Chairman totaling $6,515,185 and $752,380 as of August 31, 2012 and November 30, 2011, respectively. $5,754,993 of the $6,515,185 as of August 31, 2012 was subsequently fully repaid in September 2012. In addition, included in loans to suppliers and other associated firms is also an advance to one of the Heat Power’s stockholders for fixed asset purchases of $371,747 as of August 31, 2012. Also included in loans to suppliers and other associated firms are advances to Heat Power’s Vice President and family members of the Company’s Chairman of $354,840 and $39,923 as of August 31, 2012 and November 30, 2011, respectively. Those advances are non-interest bearing and payable on demand.

On a periodic basis, management reviews the other receivable balances and establishes allowances where there is doubt as to the collectability of the individual balances. In evaluating collectability of the individual balances, the Company considers factors such as the age of the balance, payment history, and credit-worthiness of the creditor. The Company considers all of these receivables at August 31, 2012 and November 30, 2011 to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.

9.	Fixed Assets

Fixed assets are summarized as follows:

	August 31, 2012	November 30, 2011

Buildings	$10,830,993	$10,777,208
Machinery & equipment	41,750,716	43,845,438
Transferred assets (a)	28,027,456	19,702,907
Automotive equipment	2,022,280	1,953,696
Office Equipment	1,440,837	1,379,812
Construction in progress	2,902,657	2,819,194
	86,974,939	80,478,255
Accumulated depreciation	(22,893,072)	(17,540,508)
Fixed assets, net	$64,081,867	$62,937,747

(a)	Real estate with equipment subject to the finance obligation as described in Note 11 under “Finance Obligations.”

Depreciation expense charged to operations for the three months ended August 31, 2012 and 2011 was $1,624,735 and $1,449,634, respectively and was $5,291,031 and $4,085,127 for the nine months then ended, respectively.

Land use rights of $246,404 and $245,318 at August 31, 2012 and November 30, 2011, respectively, are included in buildings and are depreciated over the useful lives along with the related buildings.

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10.	Short Term Bank Loans

The Company has bank loans collateralized by mining rights and the real estate properties and guaranteed by the Company’s CEO and a stockholder. Relevant terms of these bank loans are as follows:

	August 31, 2012	November 30, 2011
Bank loan due 1/17/12, with interest at 6.94% (a)	-	12,546,068
Bank loan due 1/17/12, with interest at 6.94% (b)	-	8,782,247
Bank loan due 7/28/12, with interest at 7.22% (a)	-	7,809,927
Bank loan due 12/14/12, with interest at 7.22% (b)	12,601,601	-
Bank loan due 1/12/13, with interest at 7.22% (b)	9,451,200	-
Total	$22,052,801	$29,138,242

(a) Loan to Coal Group, collateralized by mining rights and the real estate properties of Coal Group.

(b) Loan to Coal Group, collateralized by mining rights of Coal Group.

Interest expense related to the bank loans amounted to $497,782 and $468,768 for the three months ended August 31, 2012 and 2011, respectively, and $1,574,125 and $1,143,791 for the nine months then ended, respectively.

At August 31, 2012 the Company had a letter of intent with a bank to provide the Company an additional line of credit in the amount of RMB 60 million (US$9,451,200).

11. Finance Obligations

On March 31, 2011, Heat Power entered into a Finance Leasing Contract (“Contract 1”) with a leasing company covering its thermoelectric plants, heat transfer stations, and machinery and equipment (“Transferred Assets 1”), having a gross value of RMB 125,635,589 (US$19,392,298). Pursuant to Contract 1, Heat Power sold to the leasing company its Transferred Assets 1 used for its operation in exchange for RMB 60,000,000 (US$9,261,260) in cash. Under Contract 1, Heat Power leased back the Transferred Assets 1 with a quarterly installment payment of RMB 3,555,163 (US$548,755) until April 2016, when Contract 1 expires. Contract 1 is guaranteed by Coal Group and an unrelated third party. Upon the repayment of all outstanding rental obligations, Heat Power may re-purchase the Transferred Assets 1 at a purchase price of RMB 900,000, or RMB 1 if Heat Power timely pays the quarterly installments. Upon the execution of Contract 1, Heat Power paid a servicing fee of RMB 3,300,000 (US$502,337) and a refundable deposit of RMB 9,000,000 (US$1,389,189) to the leasing company.

On March 28, 2012, Heat Power entered into another Finance Leasing Contract (“Contract 2”) with a leasing company related to its thermoelectric plants, heat transfer stations, and machinery and equipment (“Transferred Assets 2”), with a gross value of RMB 52,293,912 (US$8,211,468). Pursuant to Contract 2, Heat Power sold to the leasing company its Transferred Assets 2 used for its operation in exchange of RMB 48,000,000 (US$7,537,215) in cash. Under Contract 2, Heat Power leased back the Transferred Assets 2 with a quarterly installment payment of RMB 2,868,777 (US$450,471) until April 2017, when Contract 2 expires. Contract 2 is guaranteed by Coal Group and an unrelated third party. Upon the repayment of all outstanding rental obligations, Heat Power may re-purchase the Transferred Assets 2 at a purchase price of RMB 720,000, or RMB 1 if Heat Power timely pays the quarterly installments. Included in the amount borrowed is a servicing fee of RMB 2,400,000 (US$379,897) and a refundable deposit of RMB 9,600,000 (US$1,507,443).

Since Heat Power has the option to repurchase its Transferred Assets, Heat Power is considered to have “continuing involvement” pursuant to ASC 840-40, “Sales-Leaseback Transactions”. Accordingly, the lease did not qualify as a normal sale-leaseback transaction and is being accounted for under the financing method in which Heat Power reports the sales proceeds as a finance obligation, continues to report the Transferred Assets as its assets, and continues to depreciate the Transferred Assets. The lease payments are being recognized under the interest method. The effective interest rate of this transaction is 6.70% and 7.05% for Contract 1 and Contract 2, respectively.

Future payments of the finance obligations as of August 31, 2012 are as follows:

Year Ending
November 30,	Amount

2012	$1,009,934
2013	4,047,596
2014	4,047,596
2015	4,047,596
Thereafter	3,825,458

16,978,180
Less: amount representing interest	2,361,761

Finance obligations	14,616,419
Less: current portion of finance obligations	3,122,029

Finance obligation, net of current portions	$11,494,390

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Interest expense for these finance obligations amounted to $329,876 and $211,499 for the three months ended August 31, 2012 and 2011, respectively, and $815,445 and $318,320 for the nine months then ended, respectively. The refundable deposits are included in other long term assets in the consolidated balance sheets as of August 31, 2012 and November 30, 2011. The costs related to these Contracts of RMB 7,200,000 (US$1,134,144) are being amortized by the interest method over the life of the leases.

12.	Rental Income

The Company entered into rental agreements with four unrelated parties to lease commercial space in its building under operating leases expiring through 2015.

Future minimum rental income as of August 31, 2012 is as follows:

Year Ending
November 30,	Amount

2012	$61,039
2013	208,714
2014	196,900
2015	36,886

$503,539

Rental income, under operating leases, included in non-operating income in the consolidated statements of operations and other comprehensive income (loss) for the three months ended August 31, 2012 and 2011 was $104,012 and $84,964, respectively and was $244,810 and $303,404 for the nine months then ended, respectively. The related rent receivable of $30,716 at August 31, 2012 is included in other receivables on the consolidated balance sheets.

13.	Government Subsidies

Government subsidies are primarily comprised of financial support provided by the local government to Heat Power to ensure supply of heat to the XueJiaWan area as the price for heat charged is regulated and approved by the government. The financial support includes revenue subsidies to compensate for lower government regulated prices charged for heat and cost subsidies for the purchase of coal used in providing heat. Government subsidies are intended to be an incentive for Heat Power to supply heat at the government regulated prices. Government subsidies amounted to $0 and $2,498 for the three months ended August 31, 2012 and 2011, respectively and were $2,150,630 and $393,532 for the nine months then ended, respectively. During the three and nine months ended August 31, 2012, Coal Group received subsidies from the government of $0 and $754,721, respectively.

14.	Income Taxes

The Company is required to file income tax returns in both the United States and PRC. Its operations in the United States have been insignificant and income taxes have not been accrued. In the PRC, the Company files tax returns for Heat Power and Coal Group and, although it is part of Coal Group, a separate tax return is required for the operations of the coal mine. The laws of the PRC permit the carry-forward of net operating losses for a period of five years. At November 30, 2011, the PRC entities had no net operating losses available for future use as confirmed by the local taxing authority.

Under ASC 740, recognition of deferred tax assets is permitted unless it is more likely than not that the assets will not be realized. There are no deferred tax assets or liabilities as of August 31, 2012 and November 30, 2011.

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The following tables reconcile the effective income tax rate with the statutory rate for the periods presented:

Three months ended August 31, 2012	Tax Provision	Rate of Tax
As calculated with statutory rate	$(947,735)	25.00%
Tax effect of loss of subsidiaries	2,228,328	(58.79%)
Tax effect of eliminated intercompany profit (loss)	(873,544)	23.05%
Effective tax rate	$407,049	(10.74%)

Three months ended August 31, 2011	Tax Provision	Rate of Tax
As calculated with statutory rate	$2,914,546	25.0%
Tax effect of loss of subsidiaries	325,102	2.8%
Tax effect of eliminated intercompany profit (loss)	256,676	2.3%
Effective tax rate	$3,496,324	30.1%

Nine months ended August 31, 2012	Tax Provision	Rate of Tax
As calculated with statutory rate	$3,665,207	25.00%
Tax effect of loss of subsidiaries	2,377,933	16.22%
Tax effect of eliminated intercompany profit (loss)	(316,644)	(2.16%)
Other	1,214	0.01%
Effective tax rate	$5,727,710	39.07%

Nine months ended August 31, 2011	Tax Provision	Rate of Tax
As calculated with statutory rate	$5,971,788	25.0%
Tax effect of loss of subsidiaries	337,238	1.4%
Tax effect of eliminated intercompany profit (loss)	1,264,752	5.4%
Effective tax rate	$7,573,778	31.8%

The Company follows ASC 740, “Accounting for Uncertainty in Income Taxes — an interpretation of SFAS 109.” ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. The Company does not have any accruals for uncertain tax positions for the periods presented.

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The Company did not file its U.S. federal income tax returns, including, without limitation, information returns on Internal Revenue Service (“IRS”) Form 5471, “Information Return of U.S. Persons With Respect to Certain Foreign Corporations” for the years ended November 30, 2002 through 2005. The Company was also late in filing for the years ended November 30, 2007 and 2008. Failure to furnish any information return with respect to any foreign business entity required, within the time prescribed by the IRS, subjects the Company to certain civil penalties. The Company is unable to determine the amount of any penalties that may be assessed at this time. Management is of the opinion that penalties, if any, that may be assessed would not be material to the consolidated financial statements.

In addition, because the Company did not generate any income in the United States or otherwise have any U.S. taxable income, the Company does not believe that it owes U.S. federal income taxes in respect to any transactions that the Company or any of its subsidiaries may have engaged in through August 31, 2012. However, there can be no assurance that the IRS will agree with the position, and therefore the Company ultimately could be held liable for U.S. federal income taxes, interest and penalties. The tax years ended November 30, 2002 to 2011 remain open to examination by tax authorities.

15. Stock-Based Compensation

On May 31, 2010, the Company granted to each of its three independent directors an option to purchase 20,000 shares of common stock at an exercise price of US$2.02 per share. The options vested over one year in equal, quarterly installments on the last day of the Company’s fiscal quarter, beginning with the fiscal quarter ending August 31, 2010, subject to their continued service as a director.

On September 5, 2011, the Company granted another option to two of its three independent directors to purchase 20,000 shares of common stock and one of its three independent directors to purchase 15,000 shares of common stock at an exercise price of US$0.39 per share. The options vested over one year in equal, quarterly installments on the last day of the Company’s fiscal quarter, beginning with the fiscal quarter ending August 31, 2011, subject to their continued service as a director. The Compensation Committee of the Board of Directors has determined the performance conditions have been met.

The fair value of the options was estimated using the Black-Scholes option pricing model. Expected volatility is based on historical volatility data of the Company’s stock. The expected term of stock options granted is based on historical data and represents the period of time that stock options are expected to be outstanding. The risk-free interest rate is based on a zero-coupon United States Treasury bond whose maturity period equals the expected term of the our options. The weighted average estimated grant date fair value for options granted to the independent directors was US$1.24 per share.

Weighted average assumptions used to estimate the fair value of stock options on the date of grant are as follows:

September 5, 2011
Expected dividend yield	-
Expected stock price volatility	182.07%
Risk free interest rate	2.00%
Expected life (years)	10 years

May 31, 2010
Expected dividend yield	-
Expected stock price volatility	210.57%
Risk free interest rate	3.29%
Expected life (years)	10 years

The stock-based compensation, included in general and administrative expenses in the consolidated statements of operations and other comprehensive income (loss), was $0 for the three month periods ended August 31, 2012 and 2011, respectively, and was $4,857 and $26,106 for the nine months then ended, respectively.

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The Company will issue new shares of common stock upon exercise of stock options. The following is a summary of option activity for the Company’s stock options:

	Options	Weighted Average Exercise Price	Weighted- Average Remaining Contractual Life	Aggregate Intrinsic Value

Outstanding at November 30, 2010	60,000	$2.02	9.5 years	-
Granted	55,000	0.39	10 years	-
Exercised	-	-	-	-
Cancelled and expired	-	-	-	-
Forfeited	-	-	-	-

Outstanding at November 30, 2011	115,000	$1.24	9.1 years	-

Vested and expected to vest at August 31, 2012	115,000	$1.24	8.4 years	-

Exercisable at August 31, 2012	115,000	$1.24	8.4 years	-

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company’s common stock. There were no options that were exercised during the three and nine month periods ended August 31, 2012 and 2011.

There was no unrecognized compensation cost related to these options as of August 31, 2012.

The Company entered into a Terms of Services and Release Agreement with the Company’s CEO, a consulting firm, and Fortune Place Holdings Limited (“Fortune Place”), a British Virgin Islands corporation. The Company’s CEO is the sole director of Fortune Place. Pursuant to the terms of the agreement, the consulting firm would be entitled to receive equity consideration of 1,800,000 restricted shares of the Company held by Fortune Place for consulting services rendered to the Company, contingent upon the completion of all of the consulting services enumerated in the agreement. The filing of the Company’s Form 10-Q for the quarter ended February 28, 2011 represented the final item of the consulting services that the consulting firm was required to complete (“Completion Date”). As of the Completion Date, the fair value of shares transferred for the services rendered to the Company was valued at $1,386,000.

The Company issued 60,000 shares of common stock to an investor relations firm in consideration for consulting services rendered through the period ended on March 14, 2011. The fair value of the stock was $121,800.

16.	Contingencies

As is customary in the PRC, except for auto coverage, Coal Group and Heat Power do not carry sufficient insurance. As a result, the Company is effectively self-insuring the risk of potential accidents that may occur in the workplace. Given the nature of the industry, the Company may be exposed to risks that could have a material adverse impact on its consolidated financial statements.

The PRC has enacted legislation which appears to restrict the ability of entities considered foreign, like the Company, to have ownership interest in operating companies located in the PRC. The Company has taken steps to avoid any potential adverse impact of this legislation (See Note 1). However, the enacted legislation can be affected due to the PRC’s political, social and economic conditions.

As disclosed in note 14, the Company was delinquent in filing certain tax returns with the U.S. Internal Revenue Service. The Company filed the delinquent returns and sought waivers of any penalties under the IRS 2011 Offshore Voluntary Disclosure Initiative. Under the program, the IRS has indicated that it will not impose a penalty for the failure to file delinquent information returns (Form 5471) if there are no underreported tax liabilities and the information returns are filed by August 31, 2011. The Company is unable to determine the amount of any penalties that may be assessed at this time. Management is of the opinion that penalties, if any, that may be assessed would not be material to the consolidated financial statements.

The Company was late in filing the information reports for the years ended November 30, 2004 through 2008 concerning its interest in foreign bank accounts on form TDF 90-22.1, “Report of Foreign Bank and Financial Accounts” (“FBARs”). For not complying with the FBAR reporting and recordkeeping requirements, the Company is subject to civil penalties up to $10,000 for each of its foreign bank accounts. The Company is unable to determine the amount of any penalties that may be assessed at this time and believes that penalties, if any, that may be assessed would not be material to the consolidated financial statements.

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ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Overview

Segments

We are structured as a holding company that controls our two PRC Operating Companies: Coal Group, which operates our coal segment, and Heat Power, which operates our heating and electricity service segment. Through Coal Group, we produce coal using the long-wall method of mining at the Laiyegou coal mine located in the Dongsheng coal field in the Dongsheng District of Ordos City, Inner Mongolia.

Coal Group is the major revenue and profit driver of the Company. For the nine-month periods ended August 31, 2012 and 2011, Coal Group contributed 91.5% and 87.8% to our total revenue, respectively, with the balance attributable to Heat Power. For the three-month periods ended August 31, 2012 and 2011, Coal Group contributed 98% and 98.6% to our total revenue, respectively, with the balance attributable to Heat Power. While the sales prices of heat and electricity units generated by Heat Power are regulated by the government, sales prices of coal are market driven to a significant extent.

In addition to directly selling coal from our mine location, Coal Group also buys, sells and transports coal as part of its expanding proprietary coal trading business. Each year, the PRC government regulates the amount of coal we and other coal producers are able to sell in the open market at the port in Qinhuangdao by allocating rail space to coal mines in Inner Mongolia to ship their coal to the port. In order to capitalize on excess quota for rail space that we may have from time to time, commencing in 2009, we began to buy excess coal from other coal producers in Inner Mongolia and then paid to have that coal delivered by rail from the other producer’s mine to the Qinhuangdao port.

The source of the coal sold by our trading business is either from our Laiyegou coal mine or from other local coal producers. Our business of buying and re-selling coal expanded in 2010 as a result of our receipt of additional quota from the local railway bureaus. Due to the increased quota, we were able to trade more coal. Parties are awarded additional quotas based on their successful use of the quota in the previous year. Occasionally the government grants a discretionary increase in the quota depending upon business conditions. Our ability to use any or all of our quota of 770,000 metric tons in 2012 will vary with market conditions and depends on our ability to source commercially acceptable coal purchases and subsequent trades. The coal that we produce and sell directly to our customers is customarily transported at the buyer’s expense and, therefore, does not count against our rail space quota.

Through Heat Power, we use our thermoelectric plant to generate and provide heating and electricity to residential and commercial customers throughout Xuejiawan, the administrative center of Zhunger, one of the seven counties of Ordos City. Coal Group does not sell any coal to Heat Power.

Recent Significant Changes

Through Coal Group, we produced and sold 62,216 tons and 706,990 tons of coal in the three and nine-month periods ended August 31, 2012, respectively, at our Laiyegou coal mine, representing a 82% and 23% decrease, respectively, over the same periods in 2011. For the three-month period ended August 31, 2012, our coal trading volume was 284,627 tons, a 53% decrease compared to the same period in 2011. However, for the nine-month period ended August 31, 2012, we traded 1,761,799 tons of coal, representing a 73% increase over the same period in 2011. The dramatic drops in our coal production and coal trading in the three-month period ended August 31, 2012 were due to a rapid decline in the demand for our coal and a dramatic deterioration of the overall coal market in China during the months of June and July. Due to market conditions, we closed our Laiyegou coal mine for most of June and July and only partially resumed production in August.

The dramatic decline in our coal sales and coal trading business during the third quarter was primarily caused by (i) increased competition from imported coal, (ii) a slowing Chinese domestic economy resulting in a decrease in electricity demand, and (iii) increased competition from other coal mines in the Inner Mongolia area which were able to increase their production as a result of, among other things, an improvement in coal mining exploration technologies.

During 2011, Heat Power increased its coverage area from 3,300,000 square meters to approximately 4,000,000 square meters due to the development of the Xuejiawan area. We anticipate that the heat supply coverage area will increase to approximately 5,000,000 square meters in 2012. For the nine-month period ended August 31, 2012, our electricity sales decreased to approximately 76 million kWh, representing a 15% reduction as compared to the same nine-month period in 2011. The decrease was primarily due to the longer down time caused by necessary repairs and maintenance in the plant and unexpected down time during this period.

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Our overall revenues for the three months ended August 31, 2012 compared to the same period in 2011 decreased 52% from $46,989,141 to $22,415,720. The reduction in revenues was mainly caused by the drop in coal produced and sold during this period, which in turn was mainly caused by the deterioration of the overall coal market in China. Overall revenues for the nine months ended August 31, 2012 compared to the same period in 2011 increased 43% from $101,533,393 to $146,703,801. This increase was primarily due to an increase in coal production and coal trading during the first two quarters in 2012 partially offset by the decrease in coal production and coal trading in the third quarter.

Seasonality

Coal Group experiences lower sales volume in the first fiscal quarter of each year due to the Chinese New Year holidays, when most businesses are closed. Heat Power provides heating from October 15th each year to April 15th of the next calendar year, resulting in higher sales and profit in the first fiscal quarter, lower sales in the second and fourth fiscal quarters and no sales from heating in the third fiscal quarter of each year.

Results of Operations

Results of Operations – Three-Month Period Ended August 31, 2012

Revenues

The following is an analysis of our revenues and gross profit, details and analysis of components of expenses and variance for the three-month period ended August 31, 2012 compared to August 31, 2011:

Coal Group	Three-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue

Revenues	$21,973,581	98%	$46,324,632	99%
Cost of revenues	18,558,403	83%	29,844,246	64%
Gross profit (loss)	$3,415,178	15%	$16,480,386	35%

Heat Power	Three-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue

Revenues	$442,139	2%	$664,509	1%
Cost of revenues	3,691,878	16%	1,456,587	3%
Gross profit	$(3,249,739)	(14%)	$(792,078)	(2%)

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Coal Group

For the three-month period ended August 31, 2012, revenues for the Coal Group were $21,973,581 compared to $46,324,632 in the comparable three-month period in 2011. The $24,351,051 decrease was mainly due to the decrease in the volume of coal produced and sold at our Laiyegou coal mine and the decrease in the volume of our proprietary coal trading from the corresponding period in 2011.

Coal Trading	Three-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue

Revenues	$18,946,012	85%	$27,377,611	58%
Cost of revenues	17,609,830	79%	23,990,511	51%
Gross profit	$1,336,182	6%	$3,387,100	7%

Coal Production	Three-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue

Revenues	$3,027,569	13%	$18,947,021	41%
Cost of revenues	948,573	4%	5,853,735	13%
Gross profit	$2,078,996	9%	$13,093,286	28%

The Coal Group produced 62,216 metric tons of coal during the three-month period ended August 31, 2012, compared to 352,231 metric tons in the comparable period in 2011, an 82% decrease. The volume of coal sold by our proprietary trading business was 349,797 metric tons during the three-month period ended August 31, 2012, compared to 603,981 metric tons in the comparable period in 2011, a 42% decrease. We currently anticipate that the annual production volume for the fiscal year ending November 30, 2012 will decrease from that of 2011.

Heat Power

For the three-month period ended August 31, 2012, revenues for Heat Power were $442,139 compared to $664,509 in the comparable period in 2011. The decrease was primarily due to the longer down time caused by necessary repairs and maintenance in the plant and unexpected down time during this period.

Cost of Revenues

For the three-month period ended August 31, 2012, cost of revenues decreased by $9,050,552 from the comparable period in 2011, as a result of changes in the following expenses:

	Three-month period ended August 31,
	2012	2011	Variance
Coal and freight	$19,268,902	$29,901,963	$(10,633,061)
Heat resource rental	--	(1,416,563)	1,416,563
Depreciation and depletion	1,366,021	1,210,053	155,968
Operating supplies	333,012	881,081	(548,069)
Utilities	289,696	390,765	(101,069)
Salaries	390,536	293,919	96,617
Repairs	404,656	125,963	278,693
Other	197,458	(86,348)	283,806

Total	$22,250,281	$31,300,833	$(9,050,552)

For the three-month period ended August 31, 2012, our overall gross margin was 1% compared with 33% in the 2011 comparable period. The decrease in gross margin was due to the dramatic drop of coal produced and sold and the volume of coal traded during the period while our costs to maintain coal production and trading operations did not drop as much proportionally.

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Coal and freight. Coal and freight costs are comprised of (i) the production costs of the Laiyegou coal mine; (ii) the cost of coal purchased in the coal trading business; and (iii) cost of coal consumed by Heat Power. The decrease of these costs was mainly due to (i) the decreased production cost which dropped in line with the production volume, and (ii) the decreased coal purchases in connection with our coal trading business. The volume of coal sold at the Laiyegou coal mine and that sold by our proprietary trading business decreased by 82% and 53%, respectively, for the corresponding period in 2011.

Heat resource rental. Since we do not supply heat during this fiscal quarter, we did not incur costs for heat resource rental.

Depreciation and depletion. The increase in depreciation and depletion was mainly due to the expanded heating supply coverage area and the corresponding construction of additional pipelines.

Operating Supplies. The reduction in operating supplies was mainly due to (i) the much lower volume of coal produced at our Laiyegou coal mine, and (ii) the longer breaking-down periods for repairs and maintenance of our power plant, during which periods the need for operating supplies is substantially or completely eliminated.

Utilities. The reduction in utilities was primarily due to the same reasons as those caused the reduction in operating supplies.

Salaries. At the beginning of the fiscal year, we had an overall increase in the salaries of all employees.

Repairs. The increase in repairs was primarily due to the major repairs to the power plant that were carried out in June and July this year. The plant is about ten years old and is entering into a period when major repairs are expected.

Selling and Marketing Expenses

For the three-month period ended August 31, 2012, selling and marketing expenses decreased by $1,443,395 compared to the same period in 2011 due primarily to a decrease in transportation and storage expenses and sales taxes which in turn were mainly caused by the reduction in coal produced and sold by our Laiyegou coal mine and coal sold by our proprietary coal trading division.

	Three-month period ended August 31,
	2012	2011	Variance
Transportation and storage	$742,971	$1,884,658	$(1,141,687)
Sales tax and other expenses	224,180	590,485	(366,305)
Office	94,233	91,931	2,302
Salaries and welfares	119,523	58,188	61,335
Depreciation	7,407	6,447	960

Total	$1,188,314	$2,631,709	$(1,443,395)

General and Administrative Expenses

For the three-month period ended August 31, 2012, general and administrative expenses increased by $1,213,256 as a result of the changes in the following expenses:

	Three-month period ended August 31,
	2012	2011	Variance
Professional and other fees	$240,407	$224,119	$16,288
Salaries and wages	385,410	258,571	126,839
Office	286,866	184,616	102,250
Travel	85,920	148,157	(62,237)
Depreciation	183,625	131,352	52,273
Repairs	277,999	16,032	261,967
Inventory price drop reserve	666,262	--	666,262
Tax	164,987	--	164,987
Other	71,871	187,243	(115,372)

Total	$2,363,346	$1,150,090	$1,213,257

Repairs. The increase in repairs was mainly due to the major repairs to the power plant that were carried out in June and July this year. The plant is approximately ten years old and is entering into a period when major repairs are expected.

Salaries and wages. At the beginning of the fiscal year, we had an overall increase of the salaries of all employees.

Inventory price drop reserve. We booked this reserve during the third quarter of 2012 due to the dramatic price decrease in coal during the quarter.

Interest Expenses

For the three-month periods ended August 31, 2012 and August 31, 2011, interest expenses amount to $889,720 and $754,114, respectively. The increase was mainly due to the rise of interest rates per annum from 6.6% to 7.2%.

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Results of Operations – Nine-Month Period Ended August 31, 2012

Revenues

The following is an analysis of our revenues and gross profits, details and analysis of components of expenses and variance for the nine-month period ended August 31, 2012 compared to August 31, 2011:

Coal Group	Nine-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue
Revenues	$132,291,778	90%	$88,822,809	88%
Cost of revenues	101,981,433	70%	54,375,846	54%
Gross profit	$30,310,345	21%	$34,446,963	34%

Heat Power	Nine-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue
Revenues	$14,412,023	10%	$12,710,584	12%
Cost of revenues	16,446,349	12%	12,851,876	13%
Gross profit	$(2,034,326)	(1)%	$(141,292)	(1)%

Coal Group

For the nine-month period ended August 31, 2012, revenues for the Coal Group were $132,291,778 compared to $88,822,809 in the comparable period in 2011. The $43,468,969 increase was mainly due to the increase in our proprietary trading of coal by 741,219 tons, a 73% increase of volume compared to the same period in 2011. However, the increase in revenues brought by the increased volume of coal traded by our proprietary coal trading business was partly offset by the decrease in the volume of coal produced and sold at our Laiyegou coal mine from the corresponding period in 2011. For the nine months ended August 31, 2012, our Laiyegou coal mine produced and sold 706,990 metric tons of coal, a 23% decrease compared to the same period in 2011.

Coal Trading	Nine-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue
Revenues	$100,949,451	69%	$49,780,937	49%
Cost of revenues	89,213,208	61%	40,855,430	40%
Gross profit	$11,736,243	8%	$8,925,507	9%

Coal Production	Nine-month period ended August 31,
	2012	% of Total Revenue	2011	% of Total Revenue
Revenues	$31,342,327	21%	$39,041,872	39%
Cost of revenues	12,768,225	9%	13,520,416	14%
Gross profit	$18,574,102	13%	$25,521,456	25%

The Coal Group produced approximately 706,990 metric tons of coal during the nine-month period ended August 31, 2012 compared to 806,439 metric tons for the comparable period in 2011. The volume of coal sold by our proprietary trading business was approximately 1,761,799 metric tons during the nine-month period ended August 31, 2012 compared to 1,020,580 metric tons for the comparable period in 2011. We currently anticipate that the annual production volume for the fiscal year ending November 30, 2012 will decrease from that of 2011 by a substantial amount.

Heat Power

For the nine-month period ended August 31, 2012, revenues for Heat Power were $14,412,023 compared to $12,710,584 in the comparable period in 2011.

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For the nine-month period ended August 31, 2012, revenues generated by Heat Power from its electricity operations were $2,800,732 compared to $3,099,907 in the comparable period in 2011.

For the nine-month period ended August 31, 2012, revenues generated by Heat Power from its heating supply operations were $9,460,661 compared to $9,610,677 in the comparable period in 2011.

Cost of Revenues

For the nine-month period ended August 31, 2012, the cost of revenues increased by $51,200,060 from the comparable period in 2011, as a result of changes in the following expenses:

	Nine-month period ended August 31,
	2012	2011	Variance
Coal and freight	$104,991,803	$56,496,521	$48,495,282
Depreciation and depletion	5,134,136	3,922,769	1,211,367
Utilities	5,278,550	4,167,144	1,111,406
Operating supplies	923,597	1,182,301	(258,704)
Salaries	1,068,697	1,026,013	42,684
Repairs	651,254	211,439	439,815
Other	379,745	221,564	158,181

Total	$118,427,782	$67,227,722	$51,200,060

For the nine-month period ended August 31, 2012, our overall gross margin was 19% compared with 34% in the 2011 comparable period. The decrease in gross margin was mainly due to the increase in the costs of coal and freight because our proprietary coal trading business increased its portion in our overall operations.

Coal and freight. Coal and freight costs are comprised of (i) the production costs of the Laiyegou coal mine; (ii) the cost of coal purchased in the coal trading business; and (iii) the cost of coal consumed by Heat Power. The increase of these costs was mainly due to the increase in the volume of coal sold by the proprietary trading business by 73%.

Depreciation and depletion. Increase in depreciation and depletion was mainly due to our expanded heating supply area requiring us to build more pipelines to supply heat to these areas. With increased fixed assets, our depreciation and depletion costs increased accordingly.

Utilities. The increase was mainly caused by the expansion of our heat supply area and the rising cost of water used to support our operations.

Repairs. The increase in the costs of repairs was mainly caused by the major repairs and maintenance items done to our power plant, which is about ten years old and on schedule to have major repairs and services.

Selling Expenses

For the nine-month period ended August 31, 2012, selling expenses increased by $1,480,508 as compared to the same period in 2011 because of the expanding proprietary coal trading business in 2012.

	Nine-month period ended August 31,
	2012	2011	Variance
Transportation and storage	$2,898,463	$3,432,309	$(533,846)
Sales tax and other expenses	2,793,024	1,399,364	1,393,660
Office	452,438	210,463	241,975
Salaries and welfares	539,146	166,278	372,868
Depreciation	24,948	19,097	5,851

Total	$6,708,019	$5,227,511	$1,480,508

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Transportation and storage. Overall transportation and storage costs are down for the 9 months ended August 31, 2012. The decrease was mainly due to the fact that we used less storage at Qinhuangdao port and increased the volume of direct sales to customers. Direct sales require less storage since the coal is generally shipped directly to the customer.

Sales tax and other expenses. The increase in overall sales tax and other expenses was due to the increase in the volume of coal sold through our proprietary coal trading business.

Office. During this period, we made extensive repairs to our office spaces. We also replaced office furniture and equipment that were due to be replaced. We also added new office space for a new sales division in our coal trading business.

Salaries and welfares. The increase in salaries and welfares was mainly caused by (i) an overall increase in salaries of all employees at the beginning of the fiscal year, and (ii) the creation of a new sales division in our coal trading business.

General and Administrative Expenses

For the nine-month period ended August 31, 2012, general and administrative expenses increased by approximately $1,380,377 as a result of changes in the following expenses:

	Nine-month period ended August 31,
	2012	2011	Variance
Professional and other fees	$1,452,539	$806,983	$645,556
Salaries and wages	1,005,885	787,207	218,678
Office	995,642	554,564	441,078
Depreciation	478,245	336,854	141,391
Travel	395,018	295,882	99,136
Repairs	364,952	61,881	303,071
Inventory price drop reserve	668,801		668,801
Stock based compensation	4,857	1,533,906	(1,529,049)
Other	647,838	256,124	391,714

Total	$6,013,778	$4,633,401	$1,380,377

Professional and other fees. The increase in professional fees was mainly due to the costs associated with the services that our Laiyegou coal mine and Heat Power incurred as a result of an environmental impact evaluation and consultation required by the government.

Office. During this period, we made extensive repairs to our office spaces. We also replaced office furniture and equipment that were due to be replaced. We also added new office space for a new sales division in our coal trading business.

Inventory price drop reserve. We booked this reserve during the third quarter of 2012 due to the dramatic price decrease in coal during the quarter.

Interest Expenses

For the nine-month periods ended August 31, 2012 and August 31, 2011, interest expenses amounted to $2,591,401 and $1,706,818, respectively. Interest expense increased mainly because of (i) the rise of interest rates per annum from 6.6% to 7.2%, and (ii) the Finance Leasing Contract entered into by Heat Power with a leasing company during this period. Interest expense related to the finance obligation amounted to approximately $2.7 million and $ 1.7 million the nine months ended August 31, 2012 and August 31, 2011, respectively.

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Liquidity and Capital Resources

As of August 31, 2012, we had a working capital surplus of $34,721,241, compared with a working capital surplus of $23,522,306 as of November 30, 2011. The improvement of liquidity was mainly due to the reduction in coal inventory, especially during the third fiscal quarter.

We anticipate that the combination of our sales and collection of accounts receivables with our longer accounts payable cycle, customer deposits and proceeds from bank and shareholder loans will generate sufficient cash flow to sustain our working capital needs.

Sources of Capital

If additional capital needed is in excess of our current capital resources, we will explore financing options such as stockholder loans. Stockholder loans have been granted from time-to-time as required to meet current working capital needs. We have no agreement that ensures that we will receive such loans and we cannot be certain that loans will be made available to us if or when required. We may exhaust this source of funding at any time. Existing stockholder loans are payable on demand and accrue interest of 5.31% and 7.32% per annum. The outstanding balance of our stockholder loans as of August 31, 2012 was $6,962,384.

The outstanding balances and interest rates of short-term bank loans at August 31, 2012, were as follows:

Bank Name	Due Date	Principal	Interest Rate	Security
Agricultural Bank of China	December 14, 2012	$12,601,601	7.22%	Secured
Agricultural Bank of China	January 12, 2013	9,451,200	7.22%	Secured

Cash Flows

Operating Activities:

Cash provided by operating activities was $10,846,154 for the nine-month period ended August 31, 2012, as compared to cash used in operating activities of $10,038,217 for the nine-month period ended August 31, 2011. The following summarizes the inflow and outflow of cash for these periods:

	Nine-month period ended August 31,
	2012	2011
Net income	$8,933,118	$16,313,374
Depreciation and amortization	6,265,683	4,475,517
(Increase) in restricted cash	(5,149)	(26,642)
Decrease (Increase) in accounts receivable	6,802,815	(5,308,874)
Decrease in other receivables	11,111,056	1,478,748
(Increase) in advance to suppliers	(10,478,598)	(28,231,613)
(Increase) in prepaid expenses	(14,226)	(418,317)
(Increase) in inventories	(3,756,969)	(15,911,961)
Increase in deferred income	222,178	46,030
(Decrease) Increase in accounts payable	(6,545,672)	2,255,462
Increase in advances from customers	2,379,736	13,327,031
(Decrease) Increase in accrual liabilities and other payables	(5,040,807)	383,860
Other	981,989	1,579,168

Net cash (used in)/provided by operating activities	$10,846,154	($10,038,217)

Accounts receivable. The decrease in accounts receivable is mainly attributable to the decrease of Coal Group’s receivables in the third fiscal quarter.

Other receivables. Other receivables decreased mainly because the repayment of loans made to suppliers during the nine month period.

31

Advance to suppliers. Advances increased for the purchase of coal and freight from third party suppliers, along with the increase of sales volume by our coal trading business.

Inventory. Inventory mainly consists of coal for trading purposes. Our coal trading business volume increased from 1,020,580 metric tons in the first nine months of 2011 to 1,761,799 metric tons during the first nine months of 2012. Normally we need to maintain a high level of inventory balance to assure the stability of our coal trading business but due to the dramatic deterioration of the overall coal market in China, we reduced the level of our coal inventory to minimize our exposure to the further decline in the market price of coal.

Accounts payable. Our account payable decreased mainly due to the volume of coal that we purchased and sold through our trading division decreased dramatically during the third quarter.

Advances from customers. Advances on sales of coal represent the majority of customer advances received and it is a normal business practice that ensures that the customer obtains Coal Group’s products at the market price determined on the date of purchase. Coal Group’s advances decreased during the third fiscal quarter of 2012 as a result of fewer orders for the period. The level of advances fluctuates depending upon how quickly Coal Group delivers coal to customers.

Accrued liabilities and other payables. These include accruals made for loan interest, repairs and maintenance of heating plants, labor costs, union fees, social insurance, technical training for our employees. The decrease in accrued liabilities and other payables was primarily due to a significant tax payment and customer loan repayments during the period.

Investing Activities:

Cash used in investing activities was $5,912,717 for the nine-month period ended August 31, 2012 compared to cash provided by investing activities of $7,688,223 for the nine-month period ended August 31, 2011. The change was mainly due to the collection of notes receivable for loans made to related parties of $14.7 million in the first half of 2011. Cash used in investing activities for the nine months ended August 31, 2012 was mainly for purchase of property, and equipment.

Financing Activities:

Cash used in financing activities was $3,184,097 for the nine-month period ended August 31, 2012 compared to cash provided by financing activities of $23,144,944 for the nine-month period ended August 31, 2011. On March 28, 2012, Heat Power entered into a finance leasing contract with a leasing company in which the Company pledged certain assets to the leasing company in exchange for $7,157,318 which included a refundable deposit of $1,507,443. Net proceeds from finance obligation were $5,710,602.

The outstanding balances and interest rate of shareholder loans at August 31, 2012 were as follows:

	Balance	Interest Rate
Hangzhou Dayuan Group, Ltd.	$5,890,982	5.31% and 7.32%
Inner Mongolia Duoyida Mining Co., Ltd.	2,083,644	5.31%
Ordos City YiYuan Investment Co. Ltd.	1,769,018	5.31%

Total	$9,743,644

Seasonal Aspects

Coal Group’s business is seasonal as sales are particularly low in the first quarter of the year, due to the Chinese New Year holiday. During this time, our business is closed for about two weeks.

Heat Power heating sales decrease from April through October as the climate in the region is warm, reducing heating requirements.

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ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK.

Not applicable to smaller reporting companies.

ITEM 4.	CONTROLS AND PROCEDURES.

A.	Evaluation of Disclosure Controls and Procedures.

As of the end of the fiscal quarter covered by this report, our management carried out an evaluation, under the supervision and with the participation of the Company’s principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as such term is defined in Exchange Act Rule 13a-15(e). The Company’s disclosure controls and procedures are designed to provide a reasonable level of assurance that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. As a result of outstanding significant weaknesses in internal controls over financial reporting, the Company’s principal executive officer and principal financial officer have concluded that the Company’s disclosure controls and procedures were ineffective.

B.	Changes in Internal Controls Over Financial Reporting.

In connection with the evaluation of the Company’s internal controls during the quarter ended August 31, 2012, the Company’s principal executive officer and principal financial officer have determined that there are no changes to the Company’s internal controls over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls over financial reporting.

33

PART II. OTHER INFORMATION
ITEM 1.	LEGAL PROCEEDINGS

None.

ITEM 1A.	RISK FACTORS

Not applicable to smaller reporting companies.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.

Not applicable.

ITEM 5.	OTHER INFORMATION

None.

ITEM 6.	EXHIBITS

(a)	Exhibits

Exhibit No.	Document Description

31.1	Certification of Chief Executive Officer (Principal Executive Officer) pursuant to Rules 13a-14(a) and15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of the Chief Financial Officer (Principal Financial Officer) pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002).

34

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this Quarterly Report on Form 10-Q has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

CHINA ENERGY CORPORATION

Date: November 20, 2012	By:	/s/ Wenxiang Ding
Wenxiang Ding,
President, Chief Executive Officer,
Director and Secretary

	By:	/s/ Fu Xu
Fu Xu,
Acting Chief Financial Officer

35

Exhibit 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Wenxiang Ding, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of China Energy Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 20, 2012

By:	/s/ Wenxiang Ding
Wenxiang Ding, Chief Executive Office
(Principal Executive Officer)

Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Fu Xu, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of China Energy Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have;

(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 20, 2012

By:	/s/ Fu Xu
Fu Xu
Acting Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit 32

CERTIFICATIONS

Each of the undersigned officers of the registrant hereby certifies, to such officer’s knowledge, that the registrant’s Quarterly Report on Form 10-Q for the period ended August 31, 2012 fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in such report fairly presents, in all material respects, the registrant’s financial condition and results of operations as of the dates and for the periods expressed in the Form 10-Q.

Dated: November 20, 2012

	By:	/s/ Wenxiang Ding
Name: Wenxiang Ding
Title: Chief Executive Officer
Dated: November 20, 2012
	By:	/s/ Fu Xu
Name: Fu Xu
Title: Acting Chief Financial Officer